Filed with the Securities and Exchange Commission on November 1, 1999

                                          1933 Act Registration File No.33-84762
                                                      1940 Act File No. 811-8648

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.                        / /
                                  -----

      Post-Effective Amendment No. 10                    /x/

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No  13                                 /x/

                                 WT MUTUAL FUND
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

                 1100 North Market Street, Wilmington, DE 19890
                 ----------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code: (800) 254-3948

      Robert J. Christian, President                      Copy to:
         Wilmington Trust Company                 Joseph V. Del Raso, Esq.
         1100 North Market Street                   Pepper Hamilton LLP
           Wilmington, DE 19890                    3000 Two Logan Square
 (Name and Address of Agent for Service)           Philadelphia, PA 19103

It is proposed that this filing will become effective

      / /   immediately upon filing pursuant to paragraph (b)
      /x/   on November 1, 1999 pursuant to paragraph (b)
      / /   60 days after filing pursuant to paragraph (a)(1)
      / /   on ________________ pursuant to paragraph (a)
      / /   75 days after filing pursuant to paragraph (a)(2)
      / /   on _____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      /x/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                     THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                                of WT Mutual Fund

                              INSTITUTIONAL SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these mutual funds:

o    are not bank deposits
o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates
o    are not federally insured
o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
o    are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary...................................3
HISTORY OF EACH PORTFOLIO.          Performance Information...................5
                                    Fees and Expenses.........................9
                                    Investment Objectives....................11
                                    Primary Investment Strategies............12
                                    Additional Risk Information..............19
                                    Financial Highlights.....................21

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                          Investment Advisers......................23
                                    Portfolio Managers.......................24
                                    Service Providers........................27

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares........................29
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares.......................29
THE PORTFOLIOS.                     Redemption of Shares.....................31
                                    Exchange of Shares.......................32
                                    Distributions............................33
                                    Taxes....................................33

DETAILS ON THE PORTFOLIOS'          DISTRIBUTION ARRANGEMENTS
MASTER/FEEDER FUND                  Master/Feeder Structure..................35
ARRANGEMENT.                        Share Classes............................35



                                    FOR MORE INFORMATION.............back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                     THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                              INSTITUTIONAL SHARES

PORTFOLIO DESCRIPTION
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS A MUTUAL FUND?
         A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.
--------------------------------------------------------------------------------

Summary
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS "CAP"?
         Cap or the market capitalization of a company means the value of the company's common stock in the stock market.
--------------------------------------------------------------------------------

Investment Objective    o    The Large Cap Growth Portfolio and the Small Cap
                            Core Portfolio each seek superior long-term growth
                            of capital.
                        o   The Large Cap Core Portfolio, the Large Cap Value
                            Portfolio, the Mid Cap Value Portfolio and the Small
                            Cap Value Portfolio each seek to achieve long-term
                            capital appreciation.
                        o   The International Multi-Manager Portfolio seeks
                            superior long-term capital appreciation.
--------------------------------------------------------------------------------
Investment Focus        o   Equity (or related) securities

--------------------------------------------------------------------------------
Share Price Volatility  o   Moderate to high

--------------------------------------------------------------------------------
Principal Investment    o   Each Portfolio operates as a "feeder fund" which
                            means that the Portfolio does not Strategy buy individual securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The
                            Portfolios invest all of their assets in master funds which are separate series of WT Investment
                            Trust I. Each Portfolio and its corresponding Series have the same investment objective, policies and limitations.
                        o   The LARGE CAP GROWTH PORTFOLIO invests in the WT
                            Large Cap Growth Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $2 billion or more, which have above average earnings potential compared to the securities market as a whole. The Series' adviser purchases stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The adviser analyzes the stocks of over 2000 companies using a bottom-up approach to search for high quality companies which are growing at about double the market's average rate. The adviser generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate, and when a stock under performs the market or its peer group.

--------------------------------------------------------------------------------

                        o   The LARGE CAP CORE PORTFOLIO invests in the Large
                            Cap Core Series, which invests at least 65% of its total assets, under normal conditions, primarily in a diversified portfolio of U.S. equity (or related) securities of medium and large cap corporations. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.
                        o   The SMALL CAP CORE PORTFOLIO invests in the Small
                            Cap Core Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $2 billion or less at the time of purchase. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.
                        o   The INTERNATIONAL MULTI-MANAGER PORTFOLIO invests in
                            the International Multi-Manager Series, which invests at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers. The Series' adviser allocates the Series' assets among three sub-advisers; the sub-advisers select stocks to be purchased or sold by the Series based upon fundamental research, country and trend analysis and whether the stocks are undervalued or have above average growth potential.
                        o   The LARGE CAP VALUE PORTFOLIO invests in the Large
                            Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability, and invests in stocks which are ignored by financial analysts. The Series' adviser looks for companies facing dynamic changes such as merger or acquisition, restructuring, change of management, or other type of change in operation, financing or management. The series' adviser sets valuation parameters using relative ratios and target prices. The adviser seeks stocks believed to have a greater upside potential than downside risk over an 18 to 24 month holding period. The Series' adviser sells a stock when its target price has been reached, and when company fundamentals do not change within the stock holding period to bring the stock to its target price.
                        o   The MID CAP VALUE PORTFOLIO invests in the Mid Cap
                            Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability. The Series' adviser buys and sells stocks based upon the same considerations described above for Large Cap Value Portfolio.
                        o   The SMALL CAP VALUE PORTFOLIO invests in the Small
                            Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $1 billion or less at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability. The Series' adviser buys and sells stocks based upon the same considerations described above for Large Cap Value Portfolio.
--------------------------------------------------------------------------------
Principal Risks         The Portfolios are subject to the following risks
                        summarized below which are further described under
                        "Additional Risk Information."
                        o   An investment in a Portfolio is not a deposit of
                            Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                        o   It is possible to lose money by investing in a
                            Portfolio.
                        o   A Portfolio's share price will fluctuate in response
                            to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        o Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                        o   The International Multi-Manager Portfolio is subject
                            to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.
                        o   The International Multi-Manager Portfolio is not
                            authorized to depart from its primary investment policies and temporarily pursue a defensive investment policy, even during periods of declining markets. Consequently, they are subject to a greater risk of capital loss if adverse market conditions arise and persist in the future than funds which are permitted to adopt a defensive position.
                        o   Growth-oriented investments may be more volatile
                            than the rest of the U.S. stock market as a whole.
                        o   A value-oriented investment approach is subject to
                            the risk that a security believed to be undervalued does not appreciate in value as anticipated.
                        o   The performance of a Portfolio will depend on
                            whether or not the adviser or sub-adviser is
                            successful in pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile        Investors  who  want  the  value  of  their investment
                        to grow and who are willing to accept more volatility
                        for the possibility of higher returns.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
The chart below shows the changes in annual total returns for the Large Cap Growth Portfolio for the last 10 calendar years of the Portfolio through December 31, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. The Portfolio's investment policy now calls for investments to be made exclusively in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1989     27.15%
1990     -7.15%
1991     41.54%
1992      5.95%
1993     14.57%
1994     -0.23%
1995     28.43%
1996     24.25%
1997     27.50%
1998     23.58%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

1999 Total Return as of September 30:  4.75%

                            BEST QUARTER            WORST QUARTER
                               25.34%                  -17.12%
                         (December 31, 1998)     (September 30, 1990)

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
--------------------------------------------------------------------------------

Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98   1 YEAR      5 YEARS      10 YEARS
-------------------------------------   ------      -------      --------
Large Cap Growth Portfolio              23.58%       20.19%       17.67%
S&P 500 Index*                          28.58%       24.06%       19.19%

-------------------------
* The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS TOTAL RETURN?
         Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
--------------------------------------------------------------------------------

                       WILMINGTON LARGE CAP CORE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1996     16.56%
1997     25.13%
1998     29.66%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

1999 Total Return as of September 30:  5.68%

                            BEST QUARTER            WORST QUARTER
                               21.62%                   -9.56%
                         (December 31, 1998)     (September 30, 1998)

                  INSTITUTIONAL SHARES                    SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98      1 YEAR        (JANUARY 5, 1995)
-------------------------------------      ------        -----------------
Large Cap Core Portfolio                   29.66%             24.39%
S&P 500 Index*                             28.58%             30.03%

-------------------------
* The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                       WILMINGTON SMALL CAP CORE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Equity Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under Investment Company Act of 1940 and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Service Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1998     -2.32%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

1999 Total Return as of September 30:  -0.75%

                                BEST QUARTER                      WORST QUARTER
                                   20.59%                            -17.92%
                            (September 30, 1997)                 (June 30, 1998)


INSTITUTIONAL SHARES                                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98        1 YEAR           (APRIL 1, 1997)
-------------------------------------        ------           ---------------
Small Cap Core Portfolio                     -2.32%               17.40%
Russell 2000 Index*                          -2.54%               13.99%

-------------------------

* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Equity Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The International Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Of course, the past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1989     27.82%
1990     -15.39%
1991     14.63%
1992     -0.19%
1993     42.64%
1994     -1.36%
1995     7.30%
1996     8.80%
1997     3.43%
1998     13.48%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

1999 Total Return as of September 30:  8.96%

                            BEST QUARTER            WORST QUARTER
                               16.21%                   -22.76%
                        (September 30, 1989)     (September 30, 1990)


Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98           1 YEAR     5 YEARS     10 YEARS
-------------------------------------           ------     -------     --------
International Multi-Manager Portfolio           13.48%       6.17%       9.06%
Morgan Stanley Capital International Europe,
Australasia and Far East Index                  20.00%       9.19%       5.54%

-------------------------

                      WILMINGTON LARGE CAP VALUE PORTFOLIO
The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the Value Stock Fund, a collective instrument fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1992     13.49%
1993     13.75%
1994     -1.64%
1995     34.38%
1996     21.86%
1997     24.55%
1998     -2.75%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

1999 Total Return as of September 30:  -7.63%

                            BEST QUARTER            WORST QUARTER
                               13.48%                  -10.62%
                          (June 30, 1997)        (September 30, 1998)


Institutional Shares                                           SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98    1 YEAR    5 YEARS    (DECEMBER 1, 1991)
-------------------------------------    ------    -------    ------------------
Large Cap Value Portfolio                -2.75%     14.30%         15.29%
S&P 500 Index                            28.58%     24.06%         21.08%

-------------------------

                       WILMINGTON MID CAP VALUE PORTFOLIO
The Portfolio has not been in operation for a full calendar year.

Institutional Shares                                  SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98                (JANUARY 6, 1998)
-------------------------------------                -----------------
Mid Cap Value Portfolio                                    6.73%
Russell Mid Cap Index*                                     9.91%

-------------------------
* The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index.

                      WILMINGTON SMALL CAP VALUE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1996     38.95%
1997     21.73%
1998     -12.21%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

1999 Total Return as of September 30:  0.56%

                            BEST QUARTER            WORST QUARTER
                               17.64%                  -22.80%
                           (June 30, 1997)       (September 30, 1998)


Institutional Shares                                 SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98    1 YEAR     (OCTOBER 1, 1995)
-------------------------------------    ------     -----------------
Small Cap Value Portfolio                -12.21%         -2.24%
Russell 2000 Index*                       15.40%         11.45%

-------------------------
* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

INSTITUTIONAL SHARES
ANNUAL FUND OPERATING                                                                               INTERNATIONAL
EXPENSES (EXPENSES THAT ARE              LARGE CAP GROWTH     LARGE CAP CORE     SMALL CAP CORE     MULTI-MANAGER
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------          ---------
Management fees                                0.55%               0.70%              0.60%              0.65%
Distribution (12b-1) fees                       None                None               None               None
Other expenses                                 0.21%               0.22%              0.28%              0.40%
TOTAL ANNUAL OPERATING EXPENSES 2              0.76%               0.92%              0.88%              1.05%
Waivers/reimbursements                         0.01%               0.12%              0.08%              0.05%
Net expenses                                   0.75%               0.80%              0.80%              1.00%


ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE               LARGE CAP VALUE      MID CAP VALUE     SMALL CAP VALUE
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------
Management fees                                0.55%               0.75%              0.75%
Distribution (12b-1) fees                       None                None               None
Other expenses                                 0.26%               0.73%              0.40%
TOTAL ANNUAL OPERATING EXPENSES 2              0.81%               1.48%              1.15%
Waivers/reimbursements                         0.06%                --                  --
Net expenses                                   0.75%               1.48%              1.15%

-------------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 For Institutional Shares, WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses for Institutional shares exceed 0.75% for the Large Cap Growth Portfolio; 0.80% for the Large Core Portfolio; 0.75% for the Large Cap Value Portfolio; 0.80% for the Small Cap Core Portfolio; 1.00% for the International Multi-Manager Portfolio; 1.50% for the Mid Cap Value Portfolio; and 1.50% for the Small Cap Value Portfolio. This waiver will remain in place until the Board of Trustees approves its termination.

Example
This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o    you reinvested all dividends and other distributions;
o    the average annual return was 5%;
o the Portfolio's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods; and
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                    1 YEAR    3 YEARS     5 YEARS   10 YEARS
--------------------                    ------    -------     -------   --------
Large Cap Growth Portfolio               $78        $243       $422       $942
Large Cap Core Portfolio                 $94        $293       $509      $1,131
Small Cap Core Portfolio                 $90        $281       $488      $1,084
International Multi-Manager Portfolio    $107       $334       $579      $1,283
Large Cap Value Portfolio                $83        $259       $450      $1,002
Mid Cap Value Portfolio                  $151       $468       $808      $1,768
Small Cap Value Portfolio                $117       $365       $633      $1,398


THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

Investment Objectives
The LARGE CAP GROWTH PORTFOLIO and the SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital. The LARGE CAP CORE PORTFOLIO, the LARGE CAP VALUE PORTFOLIO, the MID CAP VALUE PORTFOLIO and the SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation. The INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks superior long-term capital appreciation. The investment objectives for each Portfolio except Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

For purposes of these investment objectives, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the S&P 500 Index (for the Large Cap Growth and Large Cap Core Portfolios); the Russell 1000 Index for the Large Cap Value Portfolio; the Russell 2000 Index, (for the Small Cap Core, and the Small Cap Value Portfolios); and the Russell Mid Cap Index (for the Mid Cap Value Portfolio), the Morgan Stanley Capital International Europe, Australasia and Far East Index (for the International Multi-Manager Portfolio). For more information on the specific Indexes, see the Section entitled "Primary Investment Strategies."

PRIMARY INVESTMENT STRATEGIES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE GROWTH FUNDS?
         Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
--------------------------------------------------------------------------------

The LARGE CAP GROWTH PORTFOLIO invests its assets in the WT Large Cap Growth Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and, with respect to at least 65% of the Series' total assets, have a market capitalization of $2 billion or higher at the time of purchase;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o options on indexes of the common stock of U.S. corporations described above; and
o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

The adviser also seeks to provide a greater margin of safety and stability in the Series. Superior earnings growth is expected to translate ultimately into superior compounding of returns. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the adviser believes these favorable characteristics will produce superior returns with less risk than many growth styles.

The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies growing at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical variables. Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the adviser based upon favorable growth rates or valuation parameters.

The adviser attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

The Series combines three distinct components, each of which is intended to enhance returns and add balance.

LARGE CAP GROWTH STOCKS (over $5 billion in total market cap) - Up to 100%, but not less than 65%, of the Series' total assets:
o    Mature, predictable businesses
o    Capital appreciation and income
o    Highest liquidity

MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap) - Up to 20% of the Series' total assets:
o    Superior long-term potential
o    Strong niche or franchise
o    Seasoned management

SPECIAL SITUATIONS GROWTH OPPORTUNITIES - Up to 20% of the Series' total assets:
o    Stable return, independent of the market
o    Unusually favorable risk/reward characteristics
o    Typically involve corporate restructuring

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective.

The LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o securities of U.S. corporations that are judged by the adviser to have strong growth and valuation characteristics;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation; and
o cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion. Dividend income is an incidental consideration compared to growth in capital in the selection of securities. The adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

As a temporary defensive investment policy, the Large Cap Core Series may invest up to 100% of its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE SMALL CAP FUNDS?
         Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.
--------------------------------------------------------------------------------

The SMALL CAP CORE PORTFOLIO invests its assets in the Small Cap Core Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:

o common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of less than $2 billion at the time of purchase;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o options on indexes of the common stock of U.S. corporations described above; and
o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The Small Cap Core Series is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization of $2 billion or less at the time of purchase. To achieve the Series' objective of long-term growth of capital, the Series' adviser employs a combined growth and value investment approach. The adviser uses proprietary quantitative research techniques to find companies with long-term growth potential or that seem undervalued. After analyzing those companies, the adviser invests the Series' assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where the original assessment of the company's growth prospects and earnings power has not proven optimistic.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index of the 3000 largest stocks in the U.S. as measured by market capitalization.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE INTERNATIONAL FUNDS?
         International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.
--------------------------------------------------------------------------------

The INTERNATIONAL MULTI-MANAGER PORTFOLIO invests its assets in the International Multi-Manager Series, which, at all times, invests at least 85% of its total assets in the following equity (or related) securities:
o    common stocks of foreign issuers;
o preferred stocks and/or debt securities that are convertible securities of such foreign issuers; and
o open or closed-end investment companies (mutual funds) that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly.

The International Multi-Manager Series is a diversified portfolio of equity securities (including convertible securities) of issuers located outside of the United States. The Series may use forward currency contracts, options, futures contracts and options on futures contracts to attempt to hedge actual or anticipated investment security positions. Three sub-advisers, Clemente Capital, Inc., Invista Capital Management Inc., and Scudder Kemper Investments, Inc., manage the assets of the Series. The adviser allocates the Series' assets among each sub-adviser in roughly equal portions and then allows each sub-adviser to use its own investment approach and strategy to achieve the Series' objective.

Clemente's investment approach begins with a global outlook, identifying the major forces (i.e., political events, social developments, trade and capital flows) affecting the global environment and then identifying the themes (i.e., corporate restructuring, infrastructure spending, consumer's coming of age) that are responding to the major forces. The third step is to decide which countries or sectors will benefit from these themes and then seek companies with favorable growth characteristics in those countries or sectors. The next steps are to research and identify specific holdings and ongoing monitoring and evaluation of the Series. Series holdings are sold when shares reach the target price, the fundamentals of a company have deteriorated or when new companies with superior growth and valuation characteristics have been identified.

Invista's investment approach focuses on identifying opportunities through a fundamentally sound, economic value driven process applied evenly across all international markets. Candidates for purchase are companies whose current price is substantially below investment value as determined by Invista's estimate of future free cash flows. Once this evaluation process is applied, purchases are made among those companies that provide optimal combinations of valuation, growth and risk. Series holdings are sold when the relative attractiveness of a security is not as great as additions proposed by a member of the investment team.

Scudder Kemper's investment approach involves a top-down/bottom-up approach with a focus on fundamental research. Investment ideas are generated by regional analysts, global industry analysts and portfolio managers through the integration of three analytical disciplines; global themes (identification of sectors and industries likely to gain or lose during specific phases of a theme's cycle); country analysis (quantitative assessment of each country's fundamental and political characteristics combined with an objective, quantitative analysis of market and economic data); and company analysis (identification of company opportunities by searching for unique attributes such as franchise or monopoly, above average growth potential, innovation or scarcity). Series holdings are sold when the analysts indicate that the underlying fundamentals are no longer strong.

The Series utilizes this multiple sub-adviser arrangement to reduce volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one or more of the sub-advisers is expected to offset the impact of any other sub-adviser's poor performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performances of the other sub-advisers. There can be no guarantee that the expected advantages of the multiple adviser technique will be achieved.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Morgan Stanley Capital International Europe, Australasia & Far East ("EAFE") Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The EAFE Index is an unmanaged index comprised of the stocks of approximately 1100 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE VALUE FUNDS?
         Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.
--------------------------------------------------------------------------------

THE VALUE PORTFOLIOS: Through their investment in corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Portfolios seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

         The Series are managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

         The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow - operationally, financially, managerially when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:

     o   Financial models based principally upon projected cash flows
     o The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company
     o   The extent of management's ownership interest in the company
     o The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

         The adviser also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

         The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

         By reviewing historical relationships and understanding the characteristics of a business, the adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

         An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE PORTFOLIO invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o options on indexes of the common stock of U.S. corporations described above;
o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization

     ("NSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Large Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The MID CAP VALUE PORTFOLIO invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;
o securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o    warrants; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a "NRSRO", in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Mid Cap Value Series is a diversified portfolio of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The SMALL CAP VALUE PORTFOLIO invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;
o securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o    warrants; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Small Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

ALL SERIES. The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Series turnover rate is normally expected to be less than 100% for each of the Series.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Portfolio, unless otherwise indicated. Further information about investment risks is available in our Statement of Additional Information:

o CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Multi-Manager Portfolio. (International Multi-Manager Portfolio)
o DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.
o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Multi-Manager Portfolio and the Large Cap Core Portfolio)
o GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth, Large Cap Core and Small Cap Core Portfolios)
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
o MASTER/FEEDER RISK: The Portfolios' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of the master fund.
o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Core Portfolio)
o VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them
o Value Investing Risk: The risk that a portfolio's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value, Small Cap Value and Small Cap Core Portfolios)
o YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Portfolios could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolios are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolios.

     Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. Each Series' adviser or sub-adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the Portfolio's inception, if shorter. Certain information reflects financial results for a single Institutional class share of a Portfolio. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights (except those of Large Cap Core Portfolio for the fiscal years ended June 30, 1998, 1997, 1996 and 1995 which were audited by other auditors) have been audited by Ernst & Young, LLP, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.


                                                     FOR THE PERIOD
                                                     JANUARY 1, 1999                 FOR THE YEARS ENDED DECEMBER 31,
                                                         THROUGH          ----------------------------------------------------
                                                      JUNE 30, 1999       1998(DAGGER)    1997      1996       1995      1994
                                                   --------------------   ------------   ------     ------    ------    ------
LARGE CAP GROWTH PORTFOLIO(1)

NET ASSET VALUE-- BEGINNING OF PERIOD ................   $23.59              $21.37      $19.22     $17.41    $15.14    $16.39
                                                         ------              ------      ------     ------    ------    ------
INVESTMENT OPERATIONS:
   Net investment loss (2) .............................  (0.02)              (0.01)      (0.19)     (0.15)    (0.10)    (0.03)
   Net realized and unrealized gain (loss)
      on investments .................................     2.19                5.02        5.44       4.37      4.38     (0.02)
                                                         ------              ------      ------     ------    ------    ------
         Total from investment operations ............     2.17                5.01        5.25       4.22      4.28     (0.05)
                                                         ------              ------      ------     ------    ------    ------

DISTRIBUTIONS:
   From net realized gain on investments .............       --               (2.79)      (3.10)     (2.41)    (2.01)    (1.20)
                                                         ------              ------      ------     ------    ------    ------
NET ASSET VALUE-- END OF PERIOD ......................   $25.76              $23.59      $21.37     $19.22    $17.41    $15.14
                                                         ======              ======      ======     ======    ======    ======

TOTAL RETURN .........................................  9.20%**              23.58%      27.50%     24.25%    28.43%   (0.23)%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) .....................   0.75%*               0.80%       1.38%      1.43%     1.43%     1.38%
   Expenses (excluding fee waivers) ..................   0.80%*               0.92%         N/A        N/A       N/A       N/A
   Net investment loss ............................... (0.14)%*             (0.08)%     (0.86)%    (0.78)%   (0.53)%   (0.17)%
Portfolio turnover rate ..............................   15.50%              51.64%      28.05%     34.84%    49.12%    37.05%
Net assets at end of period (000 omitted) ............ $222,538            $223,151     $91,445    $76,174   $66,311   $65,267

(DAGGER) Effective February 23, 1998, Wilmington Trust Company (WTC) assumed the responsibility of Adviser to the Large Cap Growth Portfolio and with the change in Adviser the investment objective of the Portfolio was changed to seek superior long-term growth of capital by investing in large cap U.S. equity securities that are judged by WTC to possess strong growth characteristics. Prior to February 23, 1998, the Growth Portfolio sought to achieve its investment ojective by investing at least 65% of total assets in equity securities without regard to the market capitalization of the issuers of such securities.
    (1) Effective November 1, 1999, the Wilmington Large Cap Growth Portfolio acquired the assets and liabilities of the Rodney Square Strategic Equity Fund -- Large Cap Growth Equity Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Large Cap Growth Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Equity Fund -- Large Cap Growth Equity Portfolio.
    (2) The net investment loss per share for the years ended December 31, 1996 and 1997 was calculated using average shares outstanding method.
      *  Annualized.
     **  Not Annualized.


                                                 FOR THE FISCAL FOR THE FISCAL FOR THE FISCAL FOR THE FISCAL FOR THE PERIOD
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED  JANUARY 5, 1995
                                                                                                                 [DAGGER]
                                                                                                                 THROUGH
                                                 JUNE 30, 1999* JUNE 30, 1998  JUNE 30, 1997  JUNE 30, 1996  JUNE 30, 1995
                                                 -------------- -------------- -------------- -------------- --------------
LARGE CAP CORE PORTFOLIO (1)

NET ASSET VALUE-- BEGINNING OF PERIOD ...........    $18.72          $20.56         $16.58         $14.04         $12.50
                                                     ------          ------         ------         ------         ------
INVESTMENT OPERATIONS:
   Net investment income ........................      0.12            0.16           0.13           0.13           0.11
   Net realized and unrealized gain (loss)
      on investments ............................      4.14            4.52           4.09           2.56           1.43
                                                     ------          ------         ------         ------         ------
         Total from investment operations .......      4.26            4.68           4.22           2.69           1.54
                                                     ------          ------         ------         ------         ------
DISTRIBUTIONS:
   From net investment income ...................     (0.14)          (0.16)         (0.15)         (0.15)            --
   In excess of net realized gain on investments      (0.34)          (6.36)         (0.09)            --             --
                                                     ------          ------         ------         ------         ------
         Total distributions ....................     (0.48)          (6.52)         (0.24)         (0.15)            --
                                                     ------          ------         ------         ------         ------
NET ASSET VALUE-- END OF PERIOD .................    $22.50          $18.72         $20.56         $16.58         $14.04
                                                     ======          ======         ======         ======         ======

TOTAL RETURN ....................................    23.25%          29.09%         25.67%         19.24%        12.32%(2)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) (4).............     0.80%           0.80%          0.80%          0.80%         0.80%(3)
   Net investment income (4).....................     0.65%           0.81%          0.80%          1.34%         3.06%(3)
Portfolio turnover rate .........................       N/A             N/A            N/A         16.95%         0.00%(3)
Net assets at end of period (000 omitted) .......  $139,228        $110,052        $88,763        $66,137         $20,865

(DAGGER) Commencement of operations.
      * Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment manager to each Series of the Trust.
     (1) Effective November 1, 1999, the Broad Market Equity Portfolio was renamed the Wilmington Large Cap Core Portfolio.
     (2) The total return for the period has not been annualized.
     (3) Annualized.
     (4) The annualized expense ratios for the Broad Market Equity Portfolio, had there been no fees waived by the Manager, would have been 0.91%, 0.93%, 0.94%, 1.05% and 2.56% for the fiscal years ended June 30, 1999,
         1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratios for the Manager, would have been 0.53%, 0.68%, 0.66%, 1.09% and 1.30% for the fiscal years ended June 30, 1999, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1999, 1998, 1997 include expenses allocated frome the Series. See notes to the Financial Statements for amounts.



                                                                                FOR THE PERIOD       FOR THE PERIOD
                                                                                JANUARY 1, 1999    JUNE 29, 1998(DAGGER)
                                                                                    THROUGH            THROUGH
                                                                                 JUNE 30, 1999      DECEMBER 31, 1998
                                                                              -----------------    ---------------------
LARGE CAP VALUE PORTFOLIO (1)

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................     $9.30                $10.00
                                                                                     -----                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.10                  0.10
   Net realized and unrealized gain (loss)
      on investments ...........................................................      0.42                 (0.58)
                                                                                     -----                ------
         Total from investment operations ......................................      0.52                 (0.48)
                                                                                     -----                ------
DISTRIBUTIONS:
   From net investment income ..................................................        --                 (0.10)
   In excess of net realized gain on investments ...............................        --                 (0.12)
                                                                                     -----                ------
         Total distributions ...................................................        --                 (0.22)
                                                                                     -----                ------
NET ASSET VALUE-- END OF PERIOD ................................................     $9.82                $ 9.30
                                                                                     =====                ======

TOTAL RETURN ...................................................................    5.59%(2)                (4.79)%(2)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................    0.75%(3)                0.75%(3)
   Expenses (excluding fee waivers) ............................................    0.84%(3)                0.88%(3)
   Net investment income .......................................................    1.92%(3)                2.07%(3)
Portfolio turnover rate ........................................................    25.14%                 36.78%
Net assets at end of period (000 omitted) ......................................   $79,060               $93,780

(DAGGER) Commencement of operations.
     (1) Effective November 1, 1999, the Wilmington Large Cap Value Portfolio acquired the assets and liabilities of the Rodney Square Strategic Equity Fund -- Large Cap Value Equity Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Large Cap Value Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Equity Fund -- Large Cap Value Equity Portfolio.
     (2) Not annualized.
     (3) Annualized.

    The accompanying notes are an integral part of the financial statements.

                                                                             FOR THE PERIOD         FOR THE PERIOD
                                                                             JANUARY 1, 1999     JUNE 29, 1998(DAGGER)
                                                                                 THROUGH                THROUGH
                                                                              JUNE 30, 1999        DECEMBER 31, 1998
                                                                             ---------------      --------------------
SMALL CAP CORE PORTFOLIO (1)

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................     $9.36                $10.00
                                                                                     -----                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.02                  0.02
   Net realized and unrealized gain (loss)
      on investments ...........................................................      0.13                 (0.62)
                                                                                     -----                ------
         Total from investment operations ......................................      0.15                 (0.60)
                                                                                     -----                ------
DISTRIBUTIONS:
   From net investment income ..................................................        --                 (0.02)
   In excess of net realized gain on investments ...............................        --                 (0.02)
                                                                                     -----                ------
         Total distributions ...................................................        --                 (0.04)
                                                                                     -----                ------
NET ASSET VALUE-- END OF PERIOD ................................................     $9.51                $ 9.36
                                                                                     =====                ======

TOTAL RETURN ...................................................................      1.60%(2)             (6.03)%(2)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................      0.80%(3)              0.80%(3)
   Expenses (excluding fee waivers) ............................................      0.90%(3)              0.95%(3)
   Net investment income .......................................................      0.39%(3)              0.45%(3)
Portfolio turnover rate ........................................................      7.42%                 9.81%
Net assets at end of period (000 omitted) ......................................   $76,316               $82,156

(DAGGER) Commencement of operations.
     (1) Effective November 1, 1999, the Wilmington Small Cap Core Portfolio acquired the assets and liabilities of the Rodney Square Strategic Equity Fund -- Small Cap Equity Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Small Cap Core Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Equity Fund -- Small Cap Equity Portfolio.
     (2) Not annualized.
     (3) Annualized.


                                                                               FOR THE PERIOD        FOR THE PERIOD
                                                                               JANUARY 1, 1999    JUNE 29, 1998(DAGGER)
                                                                                   THROUGH               THROUGH
                                                                                JUNE 30, 1999       DECEMBER 31, 1998
                                                                               ---------------     --------------------
INTERNATIONAL MULTI-MANAGER PORTFOLIO (1)

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................    $ 9.82                $10.00
                                                                                    ------                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.06                  0.02
   Net realized and unrealized gain (loss)
      on investments and foreign currencies ....................................      0.26                 (0.09)
                                                                                    ------                ------
         Total from investment operations ......................................      0.32                 (0.07)
                                                                                    ------                ------
DISTRIBUTIONS:
   From net realized gain on investments .......................................     (0.11)                (0.11)
                                                                                    ------                ------
NET ASSET VALUE-- END OF PERIOD ................................................    $10.03                $ 9.82
                                                                                    ======                ======

TOTAL RETURN ...................................................................      3.29%(2)             (0.70)%(2)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................      1.00%(3)              1.00%(3)
   Expenses (excluding fee waivers) ............................................      1.19%(3)              1.10%(3)
   Net investment income .......................................................      1.86%(3)              0.46%(3)
Portfolio turnover rate ........................................................     33.02%                27.66%
Net assets at end of period (000 omitted) ......................................   $69,401               $73,784

(DAGGER) Commencement of operations.

    (1) Effective November 1, 1999, the Wilmington International Multi-Manager Portfolio acquired the assets and liabilities of the Rodney Square Strategic Equity Fund -- International Equity Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington International Multi-Manager Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Equity Fund -- International Equity Portfolio.
     (2) Not annualized.
     (3) Annualized.

MANAGEMENT OF THE FUND
The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISER
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

Wilmington Trust Company, the investment adviser for the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. WTC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the International Multi-Manager Series, WTC allocates the Series' assets equally among the sub-advisers and then oversees their investment activities. In addition to serving as investment adviser for the Series, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

Under an advisory agreement, the Large Cap Core Series pays a monthly fee to WTC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. The Small Cap Core Series pays WTC a monthly advisory fee at the annual rate of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets over $2 billion. The International Multi-Manager Series pays WTC a monthly advisory fee at the annual rate of 0.65% of the Series' average daily net assets. Prior to November 1, 1999, WTC served as investment adviser to the Large Cap Growth Series and the Large Cap Value Series. For the twelve months ended June 30, 1999, WTC received the following fees (after fee waivers), as a percentage of each Series, average daily net assets:

WT Large Cap Growth Series                  0.45%
Large Cap Value Series                      0.44%
Small Cap Core Series                       0.48%
International Multi-Manager Series          0.50%

For the period from October 20, 1998 to June 30, 1999, WTC received advisory fees of 0.59% from the Large Cap Core Series. The Series' previous adviser, Kiewit Investment Management Corp., received advisory fees of 0.59% for the period from July 1 to October 19, 1998.

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the supervision of the Board of Trustees, CRM makes investment decisions for these Series. CRM and its predecessors have managed equity investments, including a mutual fund, for more than twenty-five years. As of September 30, 1999, CRM has over $3.4 billion of assets under management.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of its first 1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay CRM a monthly advisory fee of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 1999, CRM received advisory fees, after waivers, of 0.30% for the Large Cap Value Series, 0.00% for Mid Cap Value Series and 0.75% for Small Cap Value Series, as a percentage of the Series' average daily net assets.

Roxbury Capital Management, Inc., 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of August 31, 1999, had assets under management of $7,532,276,106. Roxbury does not currently advise any other mutual fund.

Under the advisory agreement, the WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets.

Portfolio Managers
E. MATTHEW BROWN, Vice President of WTC leads a "growth" team and is responsible for the day-to-day management of the Large Cap Core Series. Mr. Brown joined WTC in October of 1996. Prior to joining WTC, he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996.

Mr. Brown also is responsible for co-management of the Small Cap Core Series.

THOMAS P. NEALE, CFA, Vice President, Equity Research Division of WTC is a member of the "growth" team and is responsible for the co-management of the Small Cap Core Series. Mr. Neale joined Wilmington Trust in 1986 as an Institutional Multi-Manager Portfolio Manager. Currently he specializes in managing taxable accounts for Delaware holding companies and has equity research responsibilities following the insurance and brokerage industries.

ROBERT J. CHRISTIAN, Chief Investment Officer of WTC, or his delegate, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Multi-

Manager Series. Mr. Christian has been a Director of Wilmington Management Corporation since February 1996, and was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by the CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of these Series. In addition, Michael A. Prober is part of the team responsible for the management of Mid Cap Value Series; Scott L. Scher and Christopher Fox are part of the team responsible for the management of Small Cap Value Series; and Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of the Large Cap Value Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN President and Chief Executive Officer since 1983 and Co-Chief Investment Officer of CRM. He has been with CRM for twenty-five years and is responsible for investment policy, portfolio management and investment research. Prior to his association with CRM, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and a M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA Executive Vice President since 1989 and Director of Research and Co-Chief Investment Officer of CRM. He has been with CRM for twelve years and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of CRM since 1993 where he is responsible for investment research. Prior to joining CRM in 1993, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of CRM since 1995 where he is responsible for investment research. Prior to joining CRM in 1995, he worked as an analyst/portfolio manager at The Prudential from 1988. Mr. Scher received a B.A. from Harvard College, a M.B.A. from Columbia Business School and is a Chartered Financial Analyst.

KEVIN M. CHIN is a Vice President at CRM. Kevin joined CRM in 1989. He is responsible for investment research. Formerly, Kevin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrageur with The First Boston Corporation. He received a BS from Columbia University School of Engineering and Applied Science.

CHRISTOPHER S. FOX, CFA joined CRM in 1999 as a Vice President and has over fifteen years experience in the Investment business. In 1995 Chris co-founded Schaenen Fox Capital

Management, LLC, a hedge fund with small cap value investments. He previously was at Schaenen Wood & Associates, Inc. as Vice President and Senior Manager/Analyst; Chemical Bank's Private Banking Division as a portfolio manager and analyst; and Drexel Burnham Lambert, Inc. as a financial analyst. Chris earned a BA in Economics from the State University of New York at Albany and an MBA in Finance from New York University's Stern School of Business.

ADAM L. STARR joined CRM in 1999 as a Vice President and is responsible for investment research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Adam earned an MBA from Columbia University.

The day-to-day management of the Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SUB-ADVISERS
The International Multi-Manager Series has three sub-advisers, Clemente Capital Inc., Invista Capital Management, Inc. and Scudder Kemper Investments, Inc. Clemente, located at Carnegie Hall Tower, 152 West 57th Street, 25th Floor, New York, New York 10019, registered as an investment adviser in 1979. Clemente manages in excess of $500 million in assets. Leopoldo M. Clemente, President and Chief Investment Officer serves as portfolio manager for the portion of the International Multi-Manager Series' assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years.

Invista, located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309, is a registered investment adviser organized in 1984. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company. Invista manages in excess of $26 billion in assets, of which approximately $3.8 billion are in foreign equities in separately managed accounts and mutual funds for public funds, corporations, endowments and foundations, insurance companies and individuals. Scott D. Opsal, CFA, Executive Vice President and lead portfolio manager of international equities for Invista, is the portfolio manager for the portion of the International Multi-Manager Series under Invista's management. Mr. Opsal joined Invista at its inception in 1985 and assumed his current responsibilities in 1993. Before 1993, his responsibilities included security analysis and portfolio management activities for various U.S. equity portfolios, managing the firm's convertible securities and overseeing Invista's index fund and derivatives positions. Kurtis D. Spieler, CFA, Vice President and manager of the firm's dedicated emerging market portfolios, is Mr. Opsal's backup. Mr. Spieler has been Invista's emerging markets portfolio manager since joining Invista in 1995.

Scudder Kemper, located at 345 Park Avenue, New York, New York 10154, was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. Scudder Kemper manages in excess of $200 billion in assets, with approximately $30 billion of those assets in foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities and in open-end and closed-end investment companies. Irene
T. Cheng serves as the lead portfolio manager for the portion of the International Multi-Manager Series' assets under Scudder Kemper's management. Ms. Cheng has been in the asset management business for over nine years and joined Scudder Kemper as a portfolio manager in 1993.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

Asset                                           Shareholder
Management                                      Services
------------------------------------            --------------------------------

        INVESTMENT ADVISER                              TRANSFER AGENT
     WILMINGTON TRUST COMPANY                              PFPC INC.
        RODNEY SQUARE NORTH                          400 BELLEVUE PARKWAY
       1100 N. MARKET STREET                         WILMINGTON, DE 19809
     WILMINGTON, DE 19890-0001

                                                 Handles shareholder services,
                                                  including recordkeeping and
                                                    statements, payment of
 Manages each Portfolio's business              distribution and processing of
    and investment activities.                     buy and sell requests.


------------------------------------            --------------------------------

                            ------------------------

                                 WT MUTUAL FUND

                             -----------------------

Fund                                            Asset
Operations                                      Safe Keeping
------------------------------------            --------------------------------

         ADMINISTRATOR AND                                 CUSTODIAN
         ACCOUNTING AGENT                           WILMINGTON TRUST COMPANY
             PFPC INC.                               1100 N. MARKET STREET
       400 BELLEVUE PARKWAY                           WILMINGTON, DE 19890
       WILMINGTON, DE 19809

Provides facilities, equipment and              Holds each Portfolio's assets,
      personnel to carry out                     settles all portfolio trades
administrative services related to                 and collects most of the
each Portfolio and calculates each                valuation data required for
Portfolio's NAV and distributions.               calculating each Portfolio's
                                                        NAV per share.

------------------------------------            --------------------------------

                               Distribution
                        ---------------------------------

                                   DISTRIBUTOR
                          PROVIDENT DISTRIBUTORS, INC.

                           FOUR FALLS CORPORATE CENTER

                           WEST CONSHOHOCKEN, PA 19428

                          Distributes each Portfolio's
                                     shares.

                        ---------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = Assets - Liabilities
                                 --------------------
                               Outstanding Shares
--------------------------------------------------------------------------------

PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

     New Year's Day                     Memorial Day       Veterans Day
     Martin Luther King, Jr. Day        Independence Day   Thanksgiving Day
     President's Day                    Labor Day          Christmas Day
     Good Friday                        Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o  Directly by mail or by wire
         o As a client of WTC through a trust account or a corporate cash management account
         o  As a client of a Service Organization
--------------------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional class shares of each Portfolio is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  BY REGULAR MAIL:               BY OVERNIGHT MAIL:
                  ---------------                -----------------
                  WT Mutual Fund                 WT Mutual Fund
                  c/o PFPC Inc.                  c/o PFPC Inc.
                  P.O. Box 8951                  400 Bellevue Parkway, Suite 108
                  Wilmington, DE  19899          Wilmington, DE  19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o  By mail
         o  By telephone
--------------------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  BY REGULAR MAIL:              BY OVERNIGHT MAIL:
                  ---------------               -----------------
                  WT Mutual Fund                WT Mutual Fund
                  c/o PFPC Inc.                 c/o PFPC Inc.
                  P.O. Box 8951                 400 Bellevue Parkway, Suite 108
                  Wilmington, DE  19899         Wilmington, DE  19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below such amount after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

The Mid Cap Value, Small Cap Value and Large Cap Value Portfolios reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

For information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within the family of funds.
--------------------------------------------------------------------------------

You may exchange all or a portion of your shares in a Portfolio for Institutional class shares of the following Portfolios:

     Wilmington Prime Money Market Portfolio
     Wilmington U.S. Government Portfolio
     Wilmington Tax-Exempt Portfolio
     Wilmington Premier Money Market Portfolio
     Wilmington Short/Intermediate Bond Portfolio
     Wilmington Intermediate Bond Portfolio
     Wilmington Municipal Bond Portfolio
     Wilmington Large Cap Growth Portfolio
     Wilmington Large Cap Core Portfolio

     Wilmington Small Cap Core Portfolio
     Wilmington Large Cap Value Portfolio
     Wilmington Mid Cap Value Portfolio
     Wilmington Small Cap Value Portfolio
     Wilmington International Equity Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
--------------------------------------------------------------------------------

Distributions from the net investment income of each Portfolio dividends are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually. Net realized gains or losses from foreign currency transactions in the International Multi-Manager Portfolio are included as a component of net investment income.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Portfolio shares unless you have elected to receive the distributions in cash.

TAXES
As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in Securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable Securities. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Portfolio, whether reinvested in Portfolio shares or taken as cash, are generally taxable to you as ordinary income. The Portfolios' distributions of a net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each of the Large Cap Growth Portfolio, the Small Cap Core Portfolio and the International Multi-Manager Portfolio anticipates the distribution of net capital gain. Each of the Large Cap Value Portfolio, the Mid Cap Value Portfolio and the Small Cap Value Portfolio anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES

The Portfolios issue Investor and Institutional classes. The Institutional class is offered to retirement plans. The Investor class pays an additional 12b-1 fee. Any investor may purchase Investor class shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 336-9970
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-336-9970.

The investment company registration number for the WT Mutual Fund is 811-08648.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                     THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these mutual funds:

o    are not bank deposits
o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates
o    are not federally insured
o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
o    are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary....................................1
HISTORY OF EACH PORTFOLIO.          Performance Information....................3
                                    Fees and Expenses..........................7
                                    Investment Objectives......................9
                                    Primary Investment Strategies..............9
                                    Additional Risk Information...............17
                                    Financial Highlights......................19

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                          Investment Advisers.......................20
                                    Portfolio Managers........................21
                                    Service Providers.........................24

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares.........................26
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares........................26
THE PORTFOLIOS.                     Redemption of Shares......................28
                                    Exchange of Shares........................29
                                    Distributions.............................30
                                    Taxes.....................................30

DETAILS ON DISTRIBUTION             DISTRIBUTION ARRANGEMENTS
PLANS AND THE PORTFOLIOS'           Rule 12b-1 Fees...........................31
MASTER/FEEDER FUND                  Master/Feeder Structure...................32
ARRANGEMENT.                        Share Classes.............................32


                                    FOR MORE INFORMATION..............back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                    THE WILMINGTON LARGE CAP GROWTH PORTFOLIO
                     THE WILMINGTON LARGE CAP CORE PORTFOLIO
                     THE WILMINGTON SMALL CAP CORE PORTFOLIO
                    THE WILMINGTON LARGE CAP VALUE PORTFOLIO
                     THE WILMINGTON MID CAP VALUE PORTFOLIO
                    THE WILMINGTON SMALL CAP VALUE PORTFOLIO
              THE WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO

                                 INVESTOR SHARES

PORTFOLIO DESCRIPTION
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS A MUTUAL FUND?
         A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio is a separate mutual fund.
--------------------------------------------------------------------------------

SUMMARY
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS "CAP"?
         Cap or the market capitalization of a company means the value of the company's common stock in the stock market.
--------------------------------------------------------------------------------

Investment Objective    o   The LARGE CAP GROWTH PORTFOLIO and the SMALL CAP
                            CORE PORTFOLIO each seek superior long-term growth
                            of capital.
                        o   The LARGE CAP CORE PORTFOLIO, the LARGE CAP VALUE
                            PORTFOLIO, the MID CAP VALUE PORTFOLIO and the SMALL
                            CAP VALUE PORTFOLIO each seek to achieve long-term
                            capital appreciation.
                        o   The INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks
                            superior long-term capital appreciation.
--------------------------------------------------------------------------------
Investment Focus        o   Equity (or related) securities

--------------------------------------------------------------------------------
Share Price Volatility  o   Moderate to high

--------------------------------------------------------------------------------
Principal Investment    o   Each Portfolio operates as a "feeder fund" which
Strategy                    means that the Portfolio does not buy individual
                            securities directly. Instead, it invests in a corresponding mutual fund or "master fund," which in turn purchases investment securities. The Portfolios invest all of their assets in master funds which are separate series of WT Investment Trust I. Each
                            Portfolio and its corresponding Series have the same investment objective, policies and limitations.

                        o The LARGE CAP GROWTH PORTFOLIO invests in the WT Large Cap Growth Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities of corporations with a market cap of $2 billion or more, which have above average earnings potential compared to the securities market as a whole. The Series' adviser purchases stock it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. The adviser analyzes the Stocks of over 2000 companies using a bottom-up approach to search for high quality companies which are growing at about double the market's average rate. The adviser generally sells stocks when the risk/rewards of a stock turn negative, when company fundamentals deteriorate, and when a stock under performs the market or its peer group.

--------------------------------------------------------------------------------

                        o   The LARGE CAP CORE PORTFOLIO invests in the Large
                            Cap Core Series, which invests at least 65% of its total assets, under normal conditions, primarily in a diversified portfolio of U.S. equity (or related) securities of medium and large cap corporations. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.
                        o   The SMALL CAP CORE PORTFOLIO invests in the Small
                            Cap Core Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $2 billion or less at the time of purchase. The Series' investment adviser employs a combined growth and value investment approach and invests in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation.
                        o   The INTERNATIONAL MULTI-MANAGER PORTFOLIO invests in
                            the International Multi-Manager Series, which invests at least 85% of its total assets in a diversified portfolio of equity (or related) securities of foreign issuers. The Series' adviser allocates the Series' assets among three sub-advisers; the sub-advisers select stocks to be purchased or sold by the Series based upon fundamental research, country and trend analysis and whether the stocks are undervalued or have above average growth potential.
                        o   The LARGE CAP VALUE PORTFOLIO invests in the Large
                            Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability, and invests in stocks which are ignored by financial analysts. The Series' adviser looks for companies facing dynamic changes such as merger or acquisition, restructuring, change of management, or other type of change in operation, financing or management. The series' adviser sets valuation parameters using relative ratios and target prices. The adviser seeks stocks believed to have a greater upside potential than downside risk over an 18 to 24 month holding period. The Series' adviser sells a stock when its target price has been reached, and when company fundamentals do not change within the stock holding period to bring the stock to its target price.
                        o   The MID CAP VALUE PORTFOLIO invests in the Mid Cap
                            Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability. The Series' adviser buys and sells stocks based upon the same considerations described above for Large Cap Value Portfolio.
                        o   The SMALL CAP VALUE PORTFOLIO invests in the Small
                            Cap Value Series, which invests at least 65% of its total assets in a diversified portfolio of U.S. equity (or related) securities with a market cap of $1 billion or less at the time of purchase. The Series invests in securities believed to be undervalued as compared to the company's potential profitability. The Series' adviser buys and sells stocks based upon the same considerations described above for Large Cap Value Portfolio.
--------------------------------------------------------------------------------
Principal Risks         The Portfolios are subject to the following risks
                        summarized below which are further described under
                        "Additional Risk Information."
                        o   An investment in a Portfolio is not a deposit of
                            Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
                        o   It is possible to lose money by investing in a
                            Portfolio.
                        o   A Portfolio's share price will fluctuate in response
                            to changes in the market value of the Portfolio's investments. Market value changes result from business developments affecting an issuer as well as general market and economic conditions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        o Small cap companies may be more vulnerable than larger companies to adverse business or economic developments, and their securities may be less liquid and more volatile than securities of larger companies.

                        o   The International Multi-Manager Portfolio is subject
                            to foreign security risk and the risk of losses caused by changes in foreign currency exchange rates.
                        o   The International Multi-Manager Portfolio is not
                            authorized to depart from its primary investment policies and temporarily pursue a defensive investment policy, even during periods of declining markets. Consequently, they are subject to a greater risk of capital loss if adverse market conditions arise and persist in the future than funds which are permitted to adopt a defensive position.
                        o   Growth-oriented investments may be more volatile
                            than the rest of the U.S. stock market as a whole.
                        o   A value-oriented investment approach is subject to
                            the risk that a security believed to be undervalued does not appreciate in value as anticipated.
                        o   The performance of a Portfolio will depend on
                            whether or not the adviser or sub-adviser is
                            successful in pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile        Investors who want the value of their investment to grow
                        and who are willing to accept more volatility for the
                        possibility of higher returns.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
The chart below shows the changes in annual total returns for the Large Cap Growth Portfolio for the last 10 calendar years of the Portfolio through December 31, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. Until February 23, 1998, the Portfolio invested in both large and small capitalization securities. The Portfolio's investment policy now calls for investments to be made exclusively in large capitalization equity securities with strong growth characteristics. Accordingly, the Portfolio's historical performance may not reflect its current investment practices. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1989     27.15%
1990     -7.15%
1991     41.54%
1992      5.95%
1993     14.57%
1994     -0.23%
1995     28.43%
1996     24.25%
1997     27.50%
1998     23.58%

1999 Total Return as of September 30:  4.75%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES; IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                        BEST QUARTER          WORST QUARTER
                           25.34%                -17.12%
                    (December 31, 1998)   (September 30, 1990)

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
--------------------------------------------------------------------------------

Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98     1 YEAR     5 YEARS     10 YEARS
-------------------------------------     ------     -------     --------
Large Cap Growth Portfolio                23.58%      20.19%      17.67%
S&P 500 Index*                            28.58%      24.06%      19.19%

-------------------------
* The S&P 500 Index is the Standard and Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS TOTAL RETURN?
         Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
--------------------------------------------------------------------------------

                       WILMINGTON LARGE CAP CORE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1996     16.56%
1997     25.13%
1998     29.66%

1999 Total Return as of September 30:  5.68%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES; IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                        BEST QUARTER          WORST QUARTER
                            21.62%                -9.56%

                    (December 31, 1998)    (September 30, 1998)

Institutional Shares                                             SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98           1 YEAR         (JANUARY 5, 1995)
-------------------------------------           ------           ---------------
Large Cap Core Portfolio                        29.66%            24.39%
S&P 500 Index*                                  28.58%            30.03%

-------------------------
* The S&P 500 Index is the Standard and Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

                       WILMINGTON SMALL CAP CORE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the Small Cap Stock Fund, a collective investment fund. The Small Cap Stock Fund's performance has been included for the periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Small Cap Equity Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Small Cap Stock Fund was not registered as a mutual fund under Investment Company Act of 1940 and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Service Code. If the Small Cap Stock Fund had been registered under the 1940 Act, its performance may have been different. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1998     -2.32%

1999 Total Return as of September 30:  -0.75%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES; IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                        BEST QUARTER          WORST QUARTER
                           20.59%                -17.92%
                    (September 30, 1997)     (June 30, 1998)

Institutional Shares                                       SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98         1 YEAR       (APRIL 1, 1997)
-------------------------------------         ------       ---------------
Small Cap Core Portfolio                      -2.32%            17.40%
Russell 2000 Index*                           -2.54%            13.99%

-------------------------

* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor the International Stock Fund, a collective investment fund. The International Stock Fund's performance has been included for periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the International Equity Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The International Stock Fund was not registered as a mutual fund under the 1940 Act and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the International Stock Fund had been registered under the 1940 Act, its performance may have been different. Of course, the past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1989     27.82%
1990     -15.39%
1991     14.63%
1992     -0.19%
1993     42.64%
1994     -1.36%
1995     7.30%
1996     8.60%
1997     3.43%
1998     13.48%

1999 Total Return as of September 30:  8.96%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES; IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                        BEST QUARTER          WORST QUARTER
                           16.21%                -22.76%
                    (September 30, 1989)  (September 30, 1990)

Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98            1 YEAR      5 YEARS    10 YEARS
-------------------------------------            ------      -------    --------
International Multi-Manager Portfolio            13.48%        6.17%      9.06%
Morgan Stanley Capital International Europe,
Australasia and Far East Index                   20.00%        9.19%      5.54%

------------------------

                      WILMINGTON LARGE CAP VALUE PORTFOLIO
The chart below shows the changes in annual total returns of complete calendar years for the Portfolio, which commenced operations on June 29, 1998, and for its predecessor the Value Stock Fund, a collective instrument fund, whose assets were transferred into the Portfolio on June 29, 1998. The information shows you how the Portfolio's performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The Value Stock Fund's performance has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Portfolio (i.e., adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Value Stock Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended, (the "1940 Act") and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the "Code"). If the Value Stock Fund had been registered under the 1940 Act, its performance may have been different. Past performance is not necessarily an indicator of how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1992     13.49%
1993     13.75%
1994     -1.64%
1995     34.38%
1996     21.86%
1997     24.55%
1998     -2.75%

1999 Total Return as of September 30:  -7.63%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES; IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                        BEST QUARTER          WORST QUARTER
                           13.48%                -10.62%
                       (June 30, 1997)    (September 30, 1998)

Institutional Shares                                           SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98    1 YEAR    5 YEARS    (DECEMBER 1, 1991)
-------------------------------------    ------    -------    ------------------
Large Cap Value Portfolio                -2.75%     14.30%         15.29%
S&P 500 Index                            28.58%     24.06%         21.08%

-------------------------

                       WILMINGTON MID CAP VALUE PORTFOLIO
The Portfolio has not been in operation for a full calendar year.

Institutional Shares                          SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98         (JANUARY 6, 1998)
-------------------------------------         -----------------
Mid Cap Value Portfolio                            6.73%
Russell Mid Cap Index*                             9.91%

-------------------------
* The Russell Mid Cap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 Index.

                      WILMINGTON SMALL CAP VALUE PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1996     38.95%
1997     21.73%

1998     -12.21%

1999 Total Return as of September 30:  0.56%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES; IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                        BEST QUARTER          WORST QUARTER
                           17.64%                -22.80%
                       (June 30, 1997)     (September 30, 1998)

Institutional Shares                                        SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98          1 YEAR      (OCTOBER 1, 1995)
-------------------------------------          ------      -----------------
Small Cap Value Portfolio                      -12.21%          -2.24%
Russell 2000 Index*                            15.40%           11.45%

-------------------------
* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.


INVESTOR SHARES
ANNUAL FUND OPERATING                                                                                International
EXPENSES (EXPENSES THAT ARE              Large Cap Growth     Large Cap Core     Small Cap Core     Multi-Manager
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------          ---------
Management fees                                0.55%               0.70%              0.60%              0.65%
Distribution (12b-1) fees                      0.25%               0.25%              0.25%              0.25%
Other expenses                                 0.21%               0.22%              0.28%              0.51%
TOTAL ANNUAL OPERATING EXPENSES 2              1.01%               1.17%              1.13%              1.41%
Waivers/reimbursements                         0.01%               0.12%              0.08%              0.16%
Net expenses                                   1.00%               1.05%              1.05%              1.25%

ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE               Large Cap Value      Mid Cap Value     Small Cap Value
DEDUCTED FROM PORTFOLIO ASSETS) 1            PORTFOLIO           PORTFOLIO          PORTFOLIO
                                             ---------           ---------          ---------
Management fees                                0.55%               0.75%              0.75%
Distribution (12b-1) fees                      0.25%               0.25%              0.25%
Other expenses                                 0.26%               0.73%              0.45%
TOTAL ANNUAL OPERATING EXPENSES 2              1.06%               1.73%              1.45%
Waivers/reimbursements                         0.06%                --                  --
Net expenses                                   1.00%               1.73%              1.45%

-------------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

2 For Investor Shares, WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses for Investor shares exceed 1.00% for the Large Cap Growth Portfolio, 1.05% for the Large Cap Core Portfolio, 1.05% for the Small Cap Core Portfolio, 1.25% for the International Multi-Manager Portfolio, 1.00% for the Large Cap Value Portfolio, 1.75% for the Mid Cap Value Portfolio and 1.75% for the Small Cap Value Portfolio. This waiver will remain in place until the Board of Trustees approves its termination.

EXAMPLE

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o    you reinvested all dividends and other distributions;
o    the average annual return was 5%;
o the Portfolio's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods; and
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:


INVESTOR SHARES                                    1 YEAR           3 YEARS           5 YEARS          10 YEARS
---------------                                    ------           -------           -------          --------
Large Cap Growth Portfolio                          $103              $322             $558             $1,236
Large Cap Core Portfolio                            $119              $372             $644             $1,420
Small Cap Core Portfolio                            $115              $359             $622             $1,375
International Multi-Manager Portfolio               $144              $446             $771             $1,691
Large Cap Value Portfolio                           $108              $337             $585             $1,294
Mid Cap Value Portfolio                             $176              $545             $939             $2,041
Small Cap Value Portfolio                           $148              $459             $792             $1,735

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The LARGE CAP GROWTH PORTFOLIO and the SMALL CAP CORE PORTFOLIO each seek superior long-term growth of capital. The LARGE CAP CORE PORTFOLIO, the LARGE CAP VALUE PORTFOLIO, the MID CAP VALUE PORTFOLIO and the SMALL CAP VALUE PORTFOLIO each seek to achieve long-term capital appreciation. The INTERNATIONAL MULTI-MANAGER PORTFOLIO seeks superior long-term capital appreciation. The investment objectives for each Portfolio except Large Cap Core Portfolio may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

For purposes of these investment objectives, "superior" long-term growth of capital means to exceed the long-term growth of capital from an investment in the securities comprising the S&P 500 Index (for the Large Cap Growth and Large Cap Core Portfolios); the Russell 1000 Index for the Large Cap Value Portfolio; the Russell 2000 Index, (for the Small Cap Core, and the Small Cap Value Portfolios); and the Russell Mid Cap Index (for the Mid Cap Value Portfolio), the Morgan Stanley Capital International Europe, Australasia and Far East Index (for the International Multi-Manager Portfolio). For more information on the specific Indexes, see the Section entitled "Primary Investment Strategies."

PRIMARY INVESTMENT STRATEGIES

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE GROWTH FUNDS?
         Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
--------------------------------------------------------------------------------

The LARGE CAP GROWTH PORTFOLIO invests its assets in the WT Large Cap Growth Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and, with respect to at least 65% of the Series' total assets, have a market capitalization of $2 billion or higher at the time of purchase;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o options on indexes of the common stock of U.S. corporations described above; and
o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

The adviser also seeks to provide a greater margin of safety and stability in the Series. Superior earnings growth is expected to translate ultimately into superior compounding of returns. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the adviser believes these favorable characteristics will produce superior returns with less risk than many growth styles.

The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies growing at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical variables. Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the adviser based upon favorable growth rates or valuation parameters.

The adviser attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

The Series combines three distinct components, each of which is intended to enhance returns and add balance.

LARGE CAP GROWTH STOCKS (over $5 billion in total market cap) - Up to 100%, but not less than 65%, of the Series' total assets:

o    Mature, predictable businesses
o    Capital appreciation and income
o    Highest liquidity

MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap) - Up to 20% of the Series' total assets:
o    Superior long-term potential
o    Strong niche or franchise
o    Seasoned management

SPECIAL SITUATIONS GROWTH OPPORTUNITIES - Up to 20% of the Series' total assets:
o    Stable return, independent of the market
o    Unusually favorable risk/reward characteristics
o    Typically involve corporate restructuring

In order to respond to adverse market, economic, political or other conditions, the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective.

The LARGE CAP CORE PORTFOLIO invests its assets in the Large Cap Core Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o securities of U.S. corporations that are judged by the adviser to have strong growth and valuation characteristics;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o receipts or American Depositary Receipts ("ADRs"), which are typically issued by a U.S. bank or trust company as evidence of ownership of underlying securities issued by a foreign corporation; and
o cash reserves and money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations, and commercial paper).

The Large Cap Core Series is a diversified portfolio of U.S. equity (or related) securities, including common stocks, preferred stocks and securities convertible into common stock of companies with market capitalizations of at least $2 billion. Dividend income is an incidental consideration compared to growth in capital in the selection of securities. The adviser seeks securities that possess strong growth and value characteristics based on the evaluation of the issuer's background, industry position, historical returns and the experience and qualifications of the management team. The adviser may rotate the Series' holdings among various market sectors based on economic analysis of the overall business cycle.

As a temporary defensive investment policy, the Large Cap Core Series may invest up to 100% of its assets in money market instruments and other short-term debt instruments, rated investment grade or higher at the time of purchase, and may hold a portion of its assets in cash. The result of this action may be that the Series will be unable to achieve its investment objective.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE SMALL CAP FUNDS?
         Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth, but they also typically have greater risk and more volatility.
--------------------------------------------------------------------------------

The SMALL CAP CORE PORTFOLIO invests its assets in the Small Cap Core Series, which, under normal market conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics or to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of less than $2 billion at the time of purchase;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o options on indexes of the common stock of U.S. corporations described above; and
o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The Small Cap Core Series is a diversified portfolio of small cap U.S. equity (or related) securities with a market capitalization of $2 billion or less at the time of purchase. To achieve the Series' objective of long-term growth of capital, the Series' adviser employs a combined growth and value investment approach. The adviser uses proprietary quantitative research techniques to find companies with long-term growth potential or that seem undervalued. After analyzing those companies, the adviser invests the Series' assets in the stocks of companies with the most attractive combination of long-term earnings, growth and valuation. Securities will be sold to make room for new companies with superior growth, valuation and projected return characteristics or to preserve capital where the original assessment of the company's growth prospects and earnings power has not proven optimistic.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Russell 2000 Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The Russell 2000 Index is a passive index of the smallest 2000 stocks in the Russell 3000 Index of the 3000 largest stocks in the U.S. as measured by market capitalization.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE INTERNATIONAL FUNDS?
         International funds invest in securities traded in markets of at least three different countries outside of the United States. An investor in an international fund can avoid the hassles of investing directly in foreign securities and let that fund's adviser handle the foreign laws, trading practices, customs and time zones of the foreign countries.
--------------------------------------------------------------------------------

The INTERNATIONAL MULTI-MANAGER PORTFOLIO invests its assets in the International Multi-Manager Series, which, at all times, invests at least 85% of its total assets in the following equity (or related) securities:
o    common stocks of foreign issuers;
o preferred stocks and/or debt securities that are convertible securities of such foreign issuers; and
o open or closed-end investment companies (mutual funds) that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly.

The International Multi-Manager Series is a diversified portfolio of equity securities (including convertible securities) of issuers located outside of the United States. The Series may use forward currency contracts, options, futures contracts and options on futures contracts to attempt to hedge actual or anticipated investment security positions. Three sub-advisers, Clemente Capital, Inc., Invista Capital Management Inc., and Scudder Kemper Investments, Inc., manage the assets of the Series. The adviser allocates the Series' assets among each sub-adviser in roughly equal portions and then allows each sub-adviser to use its own investment approach and strategy to achieve the Series' objective.

Clemente's investment approach begins with a global outlook, identifying the major forces (i.e., political events, social developments, trade and capital flows) affecting the global environment and then identifying the themes (i.e., corporate restructuring, infrastructure spending, consumer's coming of age) that are responding to the major forces. The third step is to decide which countries or sectors will benefit from these themes and then seek companies with favorable growth characteristics in those countries or sectors. The next steps are to research and identify specific holdings and ongoing monitoring and evaluation of the Series. Series holdings are sold when shares reach the target price, the fundamentals of a company have deteriorated or when new companies with superior growth and valuation characteristics have been identified.

Invista's investment approach focuses on identifying opportunities through a fundamentally sound, economic value driven process applied evenly across all international markets. Candidates for purchase are companies whose current price is substantially below investment value as determined by Invista's estimate of future free cash flows. Once this evaluation process is applied, purchases are made among those companies that provide optimal combinations of valuation, growth and risk. Series holdings are sold when the relative attractiveness of a security is not as great as additions proposed by a member of the investment team.

Scudder Kemper's investment approach involves a top-down/bottom-up approach with a focus on fundamental research. Investment ideas are generated by regional analysts, global industry analysts and portfolio managers through the integration of three analytical disciplines; global themes (identification of sectors and industries likely to gain or lose during specific phases of a theme's cycle); country analysis (quantitative assessment of each country's fundamental and political characteristics combined with an objective, quantitative analysis of market and economic data); and company analysis (identification of company opportunities by searching for unique attributes such as franchise or monopoly, above average growth potential, innovation or scarcity). Series holdings are sold when the analysts indicate that the underlying fundamentals are no longer strong.

The Series utilizes this multiple sub-adviser arrangement to reduce volatility through multiple investment approaches, a strategy used by many institutional investors. For example, a particular investment approach used by a sub-adviser may be successful in a bear (falling) market, while another investment approach used by a different sub-adviser may be more successful in a bull (rising) market. The multiple investment approach is designed to soften the impact of a single sub-adviser's performance in a market cycle during which that sub-adviser's investment approach is less successful. Because each sub-adviser has different investment approaches, the performance of one or more of the sub-advisers is expected to offset the impact of any other sub-adviser's poor performance, regardless of the market cycle. Unfortunately, this also works the opposite way. The successful performance of a sub-adviser will be diminished by the less successful performances of the other sub-advisers. There can be no guarantee that the expected advantages of the multiple adviser technique will be achieved.

In the Series' efforts to achieve its investment objective, it seeks to outperform the Morgan Stanley Capital International Europe, Australasia & Far East ("EAFE") Index (assuming a similar investment in the securities comprising this index would reinvest dividends and capital gains distributions). The EAFE Index is an unmanaged index comprised of the stocks of approximately 1100 companies, screened for liquidity, cross ownership and industry representation and listed on major stock exchanges in Europe, Australasia and the Far East.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE VALUE FUNDS?
         Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.
--------------------------------------------------------------------------------

THE VALUE PORTFOLIOS: Through their investment in corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Portfolios seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

         The Series are managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

         The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow - operationally, financially, managerially when compared to yesterday. This type of dynamic change often creates confusion and misunderstandings and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:

     o   Financial models based principally upon projected cash flows
     o The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company
     o   The extent of management's ownership interest in the company
     o The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

         The adviser also evaluates the degree of recognition of the business by the investors by monitoring the number of sell side analysts who closely follow the company and the nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

         The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The adviser also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

         By reviewing historical relationships and understanding the characteristics of a business, the adviser establishes valuation parameters using relative ratios or target prices. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 to 24-month holding period.

         An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE PORTFOLIO invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o options on indexes of the common stock of U.S. corporations described above;
o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Large Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The MID CAP VALUE PORTFOLIO invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;
o securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o    warrants; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a "NRSRO", in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Mid Cap Value Series is a diversified portfolio of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The SMALL CAP VALUE PORTFOLIO invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;
o securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o    warrants; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Small Cap Value Series is a diversified portfolio of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

ALL SERIES. The frequency of portfolio transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Series turnover rate is normally expected to be less than 100% for each of the Series.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Portfolio, unless otherwise indicated. Further information about investment risks is available in our Statement of Additional Information:

o CURRENCY RISK: The risk related to investments denominated in foreign currencies. Foreign securities are usually denominated in foreign currency therefore changes in foreign currency exchange rates can affect the net asset value of the International Multi-Manager Portfolio. (International Multi-Manager Portfolio)
o DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.
o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country not normally associated with investing in the U.S. markets. (International Multi-Manager Portfolio and the Large Cap Core Portfolio)
o GROWTH-ORIENTED INVESTING RISK: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole. (Large Cap Growth, Large Cap Core and Small Cap Core Portfolios)
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
o MASTER/FEEDER RISK: The Portfolios' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of the master fund.
o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Core Portfolio)
o VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them
o VALUE INVESTING RISK: The risk that a portfolio's investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value, Small Cap Value and Small Cap Core Portfolios)
o YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Portfolios could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolios are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolios.

     Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. Each Series' adviser or sub-adviser will relay on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the Portfolio's inception, if shorter. Certain information reflects financial results for a single Investor Class share of a Portfolio. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights (except those of Large Cap Core Portfolio for the fiscal years ended June 30, 1998, 1997, 1996 and 1995 which were audited by other auditors) have been audited by Ernst & Young, LLP, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.


                                                     FOR THE PERIOD
                                                     JANUARY 1, 1999                 FOR THE YEARS ENDED DECEMBER 31,
                                                        THROUGH           -----------------------------------------------------
                                                     JUNE 30, 1999        1998(DAGGER)    1997      1996       1995      1994
                                                   --------------------   ------------   ------     ------    ------    ------
LARGE CAP GROWTH PORTFOLIO (1)

NET ASSET VALUE-- BEGINNING OF PERIOD ................   $23.59              $21.37      $19.22     $17.41    $15.14    $16.39
                                                         ------              ------      ------     ------    ------    ------
INVESTMENT OPERATIONS:
   Net investment loss (2) ...........................    (0.02)              (0.01)      (0.19)     (0.15)    (0.10)    (0.03)
   Net realized and unrealized gain (loss)
      on investments .................................     2.19                5.02        5.44       4.37      4.38     (0.02)
                                                         ------              ------      ------     ------    ------    ------
         Total from investment operations ............     2.17                5.01        5.25       4.22      4.28     (0.05)
                                                         ------              ------      ------     ------    ------    ------

DISTRIBUTIONS:
   From net realized gain on investments .............       --               (2.79)      (3.10)     (2.41)    (2.01)    (1.20)
                                                         ------              ------      ------     ------    ------    ------
NET ASSET VALUE-- END OF PERIOD ......................   $25.76              $23.59      $21.37     $19.22    $17.41    $15.14
                                                         ======              ======      ======     ======    ======    ======

TOTAL RETURN .........................................  9.20%**              23.58%      27.50%     24.25%    28.43%   (0.23)%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) .....................   0.75%*               0.80%       1.38%      1.43%     1.43%     1.38%
   Expenses (excluding fee waivers) ..................   0.80%*               0.92%         N/A        N/A       N/A       N/A
   Net investment loss ............................... (0.14)%*             (0.08)%     (0.86)%    (0.78)%   (0.53)%   (0.17)%
Portfolio turnover rate ..............................   15.50%              51.64%      28.05%     34.84%    49.12%    37.05%
Net assets at end of period (000 omitted) ............ $222,538            $223,151     $91,445    $76,174   $66,311   $65,267

(DAGGER) Effective February 23, 1998, Wilmington Trust Company (WTC) assumed the responsibility of Adviser to the Large Cap Growth Portfolio and with the change in Adviser the investment objective of the Portfolio was changed to seek superior long-term growth of capital by investing in large cap U.S. equity securities that are judged by WTC to possess strong growth characteristics. Prior to February 23, 1998, the Growth Portfolio sought to achieve its investment ojective by investing at least 65% of total assets in equity securities without regard to the market capitalization of the issuers of such securities.
     (1) Effective November 1, 1999, the Wilmington Large Cap Growth Portfolio acquired the assets and liabilities of the Rodney Square Strategic Equity Fund -- Large Cap Growth Equity Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Large Cap Growth Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Equity Fund -- Large Cap Growth Equity Portfolio.
     (2) The net investment loss per share for the years ended December 31, 1996 and 1997 was calculated using average shares outstanding method.
      *  Annualized.
     **  Not Annualized.


                                                 FOR THE FISCAL FOR THE FISCAL FOR THE FISCAL FOR THE FISCAL FOR THE PERIOD
                                                    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED  JANUARY 5, 1995
                                                                                                                 [DAGGER]
                                                                                                                 THROUGH
                                                 JUNE 30, 1999* JUNE 30, 1998  JUNE 30, 1997  JUNE 30, 1996  JUNE 30, 1995
                                                 -------------- -------------- -------------- -------------- --------------
LARGE CAP CORE PORTFOLIO (1)

NET ASSET VALUE-- BEGINNING OF PERIOD ...........    $18.72          $20.56         $16.58         $14.04         $12.50
                                                     ------          ------         ------         ------         ------
INVESTMENT OPERATIONS:
   Net investment income ........................      0.12            0.16           0.13           0.13           0.11
   Net realized and unrealized gain (loss)
      on investments ............................      4.14            4.52           4.09           2.56           1.43
                                                     ------          ------         ------         ------         ------
         Total from investment operations .......      4.26            4.68           4.22           2.69           1.54
                                                     ------          ------         ------         ------         ------
DISTRIBUTIONS:
   From net investment income ...................     (0.14)          (0.16)         (0.15)         (0.15)            --
   In excess of net realized gain on investments      (0.34)          (6.36)         (0.09)            --             --
                                                     ------          ------         ------         ------         ------
         Total distributions ....................     (0.48)          (6.52)         (0.24)         (0.15)            --
                                                     ------          ------         ------         ------         ------
NET ASSET VALUE-- END OF PERIOD .................    $22.50          $18.72         $20.56         $16.58         $14.04
                                                     ======          ======         ======         ======         ======

TOTAL RETURN ....................................    23.25%          29.09%         25.67%         19.24%          12.32%(2)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) (4).............     0.80%           0.80%          0.80%          0.80%           0.80%(3)
   Net investment income (4).....................     0.65%           0.81%          0.80%          1.34%           3.06%(3)
Portfolio turnover rate .........................       N/A             N/A            N/A         16.95%           0.00%(3)
Net assets at end of period (000 omitted) .......  $139,228        $110,052        $88,763        $66,137        $20,865

(DAGGER) Commencement of operations.
      * Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment manager to each Series of the Trust.
     (1) Effective November 1, 1999, the Broad Market Equity Portfolio was renamed the Wilmington Large Cap Core Portfolio.
     (2) The total return for the period has not been annualized.
     (3) Annualized.
     (4) The annualized expense ratios for the Broad Market Equity Portfolio, had there been no fees waived by the Manager, would have been 0.91%, 0.93%, 0.94%, 1.05% and 2.56% for the fiscal years ended June 30, 1999,
         1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratios for the Manager, would have been 0.53%, 0.68%, 0.66%, 1.09% and 1.30% for the fiscal years ended June 30, 1999, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1999, 1998, 1997 include expenses allocated frome the Series.



                                                                                FOR THE PERIOD       FOR THE PERIOD
                                                                                JANUARY 1, 1999    JUNE 29, 1998(DAGGER)
                                                                                    THROUGH            THROUGH
                                                                                 JUNE 30, 1999      DECEMBER 31, 1998
                                                                              -----------------    ---------------------
LARGE CAP VALUE PORTFOLIO (1)

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................     $9.30                $10.00
                                                                                     -----                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.10                  0.10
   Net realized and unrealized gain (loss)
      on investments ...........................................................      0.42                 (0.58)
                                                                                     -----                ------
         Total from investment operations ......................................      0.52                 (0.48)
                                                                                     -----                ------
DISTRIBUTIONS:
   From net investment income ..................................................        --                 (0.10)
   In excess of net realized gain on investments ...............................        --                 (0.12)
                                                                                     -----                ------
         Total distributions ...................................................        --                 (0.22)
                                                                                     -----                ------
NET ASSET VALUE-- END OF PERIOD ................................................     $9.82                $ 9.30
                                                                                     =====                ======

TOTAL RETURN ...................................................................      5.59%(2)             (4.79)%(2)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................      0.75%*                0.75%*
   Expenses (excluding fee waivers) ............................................      0.84%*                0.88%*
   Net investment income .......................................................      1.92%*                2.07%*
Portfolio turnover rate ........................................................     25.14%                36.78%
Net assets at end of period (000 omitted) ......................................   $79,060               $93,780

(DAGGER) Commencement of operations.
     (1) Effective November 1, 1999, the Wilmington Large Cap Value Portfolio acquired the assets and liabilities of the Rodney Square Strategic Equity Fund -- Large Cap Value Equity Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Large Cap Value Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Equity Fund -- Large Cap Value Equity Portfolio.
     (2) Not annualized.
      *  Annualized.

                                                                             FOR THE PERIOD         FOR THE PERIOD
                                                                             JANUARY 1, 1999     JUNE 29, 1998(DAGGER)
                                                                                 THROUGH                THROUGH
                                                                              JUNE 30, 1999        DECEMBER 31, 1998
                                                                             ---------------      --------------------
SMALL CAP CORE PORTFOLIO (1)

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................     $9.36                $10.00
                                                                                     -----                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.02                  0.02
   Net realized and unrealized gain (loss)
      on investments ...........................................................      0.13                 (0.62)
                                                                                     -----                ------
         Total from investment operations ......................................      0.15                 (0.60)
                                                                                     -----                ------
DISTRIBUTIONS:
   From net investment income ..................................................        --                 (0.02)
   In excess of net realized gain on investments ...............................        --                 (0.02)
                                                                                     -----                ------
         Total distributions ...................................................        --                 (0.04)
                                                                                     -----                ------
NET ASSET VALUE-- END OF PERIOD ................................................     $9.51                $ 9.36
                                                                                     =====                ======

TOTAL RETURN ...................................................................      1.60%(2)             (6.03)%(2)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................      0.80%*                0.80%*
   Expenses (excluding fee waivers) ............................................      0.90%*                0.95%*
   Net investment income .......................................................      0.39%*                0.45%*
Portfolio turnover rate ........................................................      7.42%                 9.81%
Net assets at end of period (000 omitted) ......................................   $76,316               $82,156

(DAGGER) Commencement of operations.
     (1) Effective November 1, 1999, the Wilmington Small Cap Core Portfolio acquired the assets and liabilities of the Rodney Square Strategic Equity Fund -- Small Cap Equity Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Small Cap Core Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Equity Fund -- Small Cap Equity Portfolio.
     (2) Not annualized.
      *  Annualized.


                                                                               FOR THE PERIOD        FOR THE PERIOD
                                                                               JANUARY 1, 1999    JUNE 29, 1998(DAGGER)
                                                                                   THROUGH               THROUGH
                                                                                JUNE 30, 1999       DECEMBER 31, 1998
                                                                               ---------------     --------------------
INTERNATIONAL MULTI-MANAGER PORTFOLIO (1)

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................    $ 9.82                $10.00
                                                                                    ------                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.06                  0.02
   Net realized and unrealized gain (loss)
      on investments and foreign currencies ....................................      0.26                 (0.09)
                                                                                    ------                ------
         Total from investment operations ......................................      0.32                 (0.07)
                                                                                    ------                ------
DISTRIBUTIONS:
   From net realized gain on investments .......................................     (0.11)                (0.11)
                                                                                    ------                ------
NET ASSET VALUE-- END OF PERIOD ................................................    $10.03                $ 9.82
                                                                                    ======                ======

TOTAL RETURN ...................................................................      3.29%(2)             (0.70)%(2)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................      1.00%*                1.00%*
   Expenses (excluding fee waivers) ............................................      1.19%*                1.10%*
   Net investment income .......................................................      1.86%*                0.46%*
Portfolio turnover rate ........................................................     33.02%                27.66%
Net assets at end of period (000 omitted) ......................................   $69,401               $73,784

(DAGGER) Commencement of operations.
    (1) Effective November 1, 1999, the Wilmington International Multi-Manager Portfolio acquired the assets and liabilities of the Rodney Square Strategic Equity Fund -- International Equity Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington International Multi-Manager Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Equity Fund -- International Equity Portfolio.
     (2) Not annualized.
      *  Annualized.

MANAGEMENT OF THE FUND
The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Portfolio and its shareholders.

INVESTMENT ADVISER
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?

         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

Wilmington Trust Company, the investment adviser for the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. WTC, subject to the supervision of the Board of Trustees, directs the investments of these Series in accordance with their respective investment objectives, policies and limitations. For the International Multi-Manager Series, WTC allocates the Series' assets equally among the sub-advisers and then oversees their investment activities. In addition to serving as investment adviser for the Series, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

Under an advisory agreement, the Large Cap Core Series pays a monthly fee to WTC at the annual rate of 0.70% of the Series' first $1 billion of average daily net assets; 0.65% of the Series' next $1 billion of average daily net assets; and 0.60% of the Series' average daily net assets over $2 billion. The Small Cap Core Series pays WTC a monthly advisory fee at the annual rate of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets over $2 billion. The International Multi-Manager Series pays WTC a monthly advisory fee at the annual rate of 0.65% of the Series' average daily net assets. Prior to November 1, 1999, WTC served as investment adviser to the Large Cap Growth Series and the Large Cap Value Series. For the twelve months ended June 30, 1999, WTC received the following fees (after fee waivers), as a percentage of each Series, average daily net assets:

WT Large Cap Growth Series                  0.45%
Large Cap Value Series                      0.44%
Small Cap Core Series                       0.48%
International Multi-Manager Series          0.50%

For the period from October 20, 1998 to June 30, 1999, WTC received advisory fees of 0.59% from the Large Cap Core Series. The Series' previous adviser, Kiewit Investment Management Corp., received advisory fees of 0.59% for the period from July 1 to October 19, 1998.

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the supervision of the Board of Trustees, CRM makes investment decisions for these Series. CRM and its predecessors have managed equity investments, including a mutual fund, for more than twenty-five years. As of September 30, 1999, CRM has over $4 billion of assets under management.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of its first 1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay CRM a monthly advisory fee of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.55% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 1999, CRM received advisory fees, after waivers, of 0.30% for the Large Cap Value Series, 0.00% for Mid Cap Value Series and 0.75% for Small Cap Value Series, as a percentage of the Series' average daily net assets.

Roxbury Capital Management, Inc., 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the WT Large Cap Growth Series. Roxbury is engaged in a variety of investment advisory activities including the management of separate accounts and, as of August 31, 1999, had assets under management of $7,532,276,106. Roxbury does not currently advise any other mutual fund.

Under the advisory agreement, the WT Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets.

PORTFOLIO MANAGERS
E. MATTHEW BROWN, Vice President of WTC leads a "growth" team and is responsible for the day-to-day management of the Large Cap Core Series. Mr. Brown joined WTC in October of 1996. Prior to joining WTC, he served as Chief Investment Officer of PNC Bank, Delaware, from 1993 through 1996.

Mr. Brown also is responsible for co-management of the Small Cap Core Series.

THOMAS P. NEALE, CFA, Vice President, Equity Research Division of WTC is a member of the "growth" team and is responsible for the co-management of the Small Cap Core Series. Mr. Neale joined Wilmington Trust in 1986 as an Institutional Multi-Manager Portfolio Manager. Currently he specializes in managing taxable accounts for Delaware holding companies and has equity research responsibilities following the insurance and brokerage industries.

ROBERT J. CHRISTIAN, Chief Investment Officer of WTC, or his delegate, is primarily responsible for monitoring the day-to-day investment activities of the sub-advisers to the International Multi-

Manager Series. Mr. Christian has been a Director of Wilmington Management Corporation since February 1996, and was Chairman and Director of PNC Equity Advisors Company, and President and Chief Investment Officer of PNC Asset Management Group, Inc. from 1994 to 1996. He was Chief Investment Officer of PNC Bank, N.A. from 1992 to 1996 and Director of Provident Capital Management from 1993 to 1996.

The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by the CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the overall management of these Series. In addition, Michael A. Prober is part of the team responsible for the management of Mid Cap Value Series; Scott L. Scher and Christopher Fox are part of the team responsible for the management of Small Cap Value Series; and Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of the Large Cap Value Series. Each portfolio manager's business experience and educational background is as follows:

RONALD H. MCGLYNN President and Chief Executive Officer since 1983 and Co-Chief Investment Officer of CRM. He has been with CRM for twenty-five years and is responsible for investment policy, portfolio management and investment research. Prior to his association with CRM, Mr. McGlynn was a Portfolio Manager at Oppenheimer &Co. He received a B.A. from Williams College and a M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA Executive Vice President since 1989 and Director of Research and Co-Chief Investment Officer of CRM. He has been with CRM for twelve years and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of CRM since 1993 where he is responsible for investment research. Prior to joining CRM in 1993, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of CRM since 1995 where he is responsible for investment research. Prior to joining CRM in 1995, he worked as an analyst/portfolio manager at The Prudential from 1988. Mr. Scher received a B.A. from Harvard College, a M.B.A. from Columbia Business School and is a Chartered Financial Analyst.

KEVIN M. CHIN is a Vice President at CRM. Kevin joined CRM in 1989. He is responsible for investment research. Formerly, Kevin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a risk arbitrageur with The First Boston Corporation. He received a BS from Columbia University School of Engineering and Applied Science.

CHRISTOPHER S. FOX, CFA joined CRM in 1999 as a Vice President and has over fifteen years experience in the Investment business. In 1995 Chris co-founded Schaenen Fox Capital

Management, LLC, a hedge fund with small cap value investments. He previously was at Schaenen Wood & Associates, Inc. as Vice President and Senior Manager/Analyst; Chemical Bank's Private Banking Division as a portfolio manager and analyst; and Drexel Burnham Lambert, Inc. as a financial analyst. Chris earned a BA in Economics from the State University of New York at Albany and an MBA in Finance from New York University's Stern School of Business.

ADAM L. STARR joined CRM in 1999 as a Vice President and is responsible for investment research. Prior to CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. Previously, he was an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Adam earned an MBA from Columbia University.

The day-to-day management of the Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

SUB-ADVISERS
The International Multi-Manager Series has three sub-advisers, Clemente Capital Inc., Invista Capital Management, Inc. and Scudder Kemper Investments, Inc. Clemente, located at Carnegie Hall Tower, 152 West 57th Street, 25th Floor, New York, New York 10019, registered as an investment adviser in 1979. Clemente manages in excess of $500 million in assets. Leopoldo M. Clemente, President and Chief Investment Officer serves as portfolio manager for the portion of the International Multi-Manager Series' assets under Clemente's management. Mr. Clemente has been responsible for portfolio management and security selection for the past eight years.

Invista, located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309, is a registered investment adviser organized in 1984. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company. Invista manages in excess of $26 billion in assets, of which approximately $3.8 billion are in foreign equities in separately managed accounts and mutual funds for public funds, corporations, endowments and foundations, insurance companies and individuals. Scott D. Opsal, CFA, Executive Vice President and lead portfolio manager of international equities for Invista, is the portfolio manager for the portion of the International Multi-Manager Series under Invista's management. Mr. Opsal joined Invista at its inception in 1985 and assumed his current responsibilities in 1993. Before 1993, his responsibilities included security analysis and portfolio management activities for various U.S. equity portfolios, managing the firm's convertible securities and overseeing Invista's index fund and derivatives positions. Kurtis D. Spieler, CFA, Vice President and manager of the firm's dedicated emerging market portfolios, is Mr. Opsal's backup. Mr. Spieler has been Invista's emerging markets portfolio manager since joining Invista in 1995.

Scudder Kemper, located at 345 Park Avenue, New York, New York 10154, was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. Scudder Kemper manages in excess of $200 billion in assets, with approximately $30 billion of those assets in foreign investments in separately managed accounts for pension funds, foundations, educational institutions and government entities and in open-end and closed-end investment companies. Irene
T. Cheng serves as the lead portfolio manager for the portion of the International Multi-Manager Series' assets under Scudder Kemper's management. Ms. Cheng has been in the asset management business for over nine years and joined Scudder Kemper as a portfolio manager in 1993.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

Asset                                            Shareholder
Management                                       Services
------------------------------------             -------------------------------

        INVESTMENT ADVISER                               TRANSFER AGENT

     WILMINGTON TRUST COMPANY                               PFPC INC.

        RODNEY SQUARE NORTH                           400 BELLEVUE PARKWAY

       1100 N. MARKET STREET                          WILMINGTON, DE 19809
     WILMINGTON, DE 19890-0001

                                                  Handles shareholder services,
                                                   including recordkeeping and
                                                     statements, payment of
                                                 distribution and processing of
 Manages each Portfolio's business                   buy and sell requests.
    and investment activities.

------------------------------------             -------------------------------

                        ---------------------------------

                                 WT MUTUAL FUND

                        ---------------------------------

Fund                                              Asset
Operations                                        Safe Keeping
------------------------------------             -------------------------------

         ADMINISTRATOR AND                                   CUSTODIAN
         ACCOUNTING AGENT
                                                        PFPC TRUST COMPANY
             PFPC INC.
                                                         200 STEVENS DRIVE
       400 BELLEVUE PARKWAY
                                                         LESTER, PA 19113
       WILMINGTON, DE 19809

Provides facilities, equipment and
      personnel to carry out                      Holds each Portfolio's assets,
administrative services related to                 settles all portfolio trades
each Portfolio and calculates each                   and collects most of the
Portfolio's NAV and distributions.                  valuation data required for
                                                   calculating each Portfolio's
                                                          NAV per share.

------------------------------------             -------------------------------

                        Distribution
                        ---------------------------------

                                   DISTRIBUTOR


                          PROVIDENT DISTRIBUTORS, INC.

                           FOUR FALLS CORPORATE CENTER

                           WEST CONSHOHOCKEN, PA 19428

                          Distributes each Portfolio's
                                    shares.

                        ---------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Portfolios value their assets based on current market values when such values are available. These prices normally are supplied by a pricing service. Any assets held by a Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = ASSETS - LIABILITIES
                                 --------------------
                                  Outstanding Shares
--------------------------------------------------------------------------------

PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

     New Year's Day                  Memorial Day       Veterans Day
     Martin Luther King, Jr. Day     Independence Day   Thanksgiving Day
     President's Day                 Labor Day          Christmas Day
     Good Friday                     Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o   Directly by mail or by wire
         o As a client of WTC through a trust account or a corporate cash management account
         o   As a client of a Service Organization
--------------------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor class shares of each Portfolio is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  BY REGULAR MAIL:           BY OVERNIGHT MAIL:
                  ---------------            -----------------
                  WT Mutual Fund             WT Mutual Fund
                  c/o PFPC Inc.              c/o PFPC Inc.
                  P.O. Box 8951              400 Bellevue Parkway, Suite 108
                  Wilmington, DE  19899      Wilmington, DE  19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o  By mail
         o  By telephone
--------------------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  BY REGULAR MAIL:             BY OVERNIGHT MAIL:
                  ---------------              -----------------
                  WT Mutual Fund               WT Mutual Fund
                  c/o PFPC Inc.                c/o PFPC Inc.
                  P.O. Box 8951                400 Bellevue Parkway, Suite 108
                  Wilmington, DE  19899        Wilmington, DE  19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below such amount after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

The Mid Cap Value, Small Cap Value and Large Cap Value Portfolios reserve the right to make "redemptions in kind" - payments of redemption proceeds in portfolio securities rather than cash - if the amount redeemed is large enough to affect their respective Series' operations (for example, if it represents more than 1% of the Series' assets).

For information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within the family of funds.
--------------------------------------------------------------------------------

You may exchange all or a portion of your shares in a Portfolio for Investor class shares of the following Portfolios:

Wilmington Prime Money Market Portfolio
Wilmington U.S. Government Portfolio
Wilmington Tax-Exempt Portfolio
Wilmington Short/Intermediate Bond Portfolio
Wilmington Intermediate Bond Portfolio
Wilmington Municipal Bond Portfolio
Wilmington Large Cap Growth Portfolio
Wilmington Large Cap Core Portfolio
Wilmington Small Cap Core Portfolio

Wilmington Large Cap Value Portfolio
Wilmington Mid Cap Value Portfolio
Wilmington Small Cap Value Portfolio
Wilmington International Equity Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
--------------------------------------------------------------------------------

Distributions from the net investment income of each Portfolio dividends are declared and paid annually to you. Any net capital gain realized by a Portfolio will be distributed annually. Net realized gains or losses from foreign currency transactions in the International Multi-Manager Portfolio are included as a component of net investment income.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Portfolio shares unless you have elected to receive the distributions in cash.

TAXES
As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Portfolio may invest in Securities that earn interest exempt from Federal income tax, the Portfolios invest primarily in taxable Securities. Each Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Portfolio, whether reinvested in Portfolio shares or taken as cash, are generally taxable to you as ordinary income. The Portfolios' distributions of a net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each of the Large Cap Growth Portfolio, the Small Cap Core Portfolio and the International Multi-Manager Portfolio, anticipates the distribution of net capital gain. Each of the Large Cap Value Portfolio, the Mid Cap Value Portfolio and the Small Cap Value Portfolio anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of any Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE 12b-1 FEES?
         12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
--------------------------------------------------------------------------------

The Investor class of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to PDI for the sale and distribution of Investor class shares, and for services provided to Investor class shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the Investor class of shares, the maximum distribution fees as a percentage of average daily net assets are as follows:

Large Cap Growth Portfolio Investor Class                              0.25%
Large Cap Core Portfolio Investor Class                                0.25%
Small Cap Core Portfolio Investor Class                                0.25%
International Multi-Manager Portfolio Investor Class                   0.25%
Large Cap Value Portfolio Investor Class                               0.25%
Mid Cap Value Portfolio Investor Class                                 0.25%
Small Cap Value Portfolio Investor Class                               0.25%

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES
The Portfolios issue Investor and Institutional classes. The Institutional class is offered to retirement plans. The Investor class pays an additional 12b-1 fee. Any investor may purchase Investor class shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 336-9970
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-336-9970.

The investment company registration number for the WT Mutual Fund is 811-08648.

                THE WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                   THE WILMINGTON INTERMEDIATE BOND PORTFOLIO
                     THE WILMINGTON MUNICIPAL BOND PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Portfolios:
o        are not bank deposits
o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates
o        are not federally insured
o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
o        are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,            PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL               Summary...........................3
HISTORY OF EACH PORTFOLIO.                  Performance Information...........4
                                            Fees and Expenses.................6
                                            Investment Objectives.............7
                                            Primary Investment Strategies.....8
                                            Additional Risk Information......11
                                            Financial Highlights.............12

DETAILS ABOUT THE SERVICE                   MANAGEMENT OF THE PORTFOLIOS
PROVIDERS.                                  Investment Adviser...............14
                                            Service Providers................15

POLICIES AND INSTRUCTIONS FOR               SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                    Pricing of Shares................17
CLOSING AN ACCOUNT IN ANY OF                Purchase of Shares...............17
THE PORTFOLIOS.                             Redemption of Shares.............19
                                            Exchange of Shares...............20
                                            Distributions....................21
                                            Taxes............................22

DETAILS ON THE PORTFOLIOS'                  DISTRIBUTION ARRANGEMENTS
MASTER/FEEDER ARRANGEMENTS.                 Master/Feeder Structure..........22
                                            Share Classes....................23

                                            FOR MORE INFORMATION......back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON INTERMEDIATE BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO

                              INSTITUTIONAL SHARES

PORTFOLIO DESCRIPTION
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS A MUTUAL FUND?
         A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio described in this prospectus is a separate mutual fund.
         -----------------------------------------------------------------------

SUMMARY
Investment Objective       o    The SHORT/INTERMEDIATE BOND PORTFOLIO and the
                                INTERMEDIATE BOND PORTFOLIO each seeks a high total return, consistent with high current income.
                           o    The MUNICIPAL BOND PORTFOLIO seeks a high level
                                of income exempt from federal income tax, consistent with the preservation of capital.

-------------------------- -----------------------------------------------------
Investment Focus           o    Fixed income securities

-------------------------- -----------------------------------------------------
Share Price Volatility     o    Moderate

-------------------------- -----------------------------------------------------
Principal Investment       o    Each Portfolio operates as a "feeder fund" which
Strategy                        means that the Portfolio does not buy individual
                                securities directly.  Instead, it invests in a
                                corresponding mutual fund or "master fund,"
                                which in turn purchases investment securities.
                                The Portfolios invest all of their assets in
                                master funds which are separate series of WT
                                Investment Trust I. Each Portfolio and its
                                corresponding Series have the same investment
                                objective, policies and limitations.
                           o    The SHORT/INTERMEDIATE BOND PORTFOLIO invests in
                                the Short/Intermediate Bond Series, which
                                invests at least 85% of its total assets in
                                various types of investment grade fixed income
                                securities.
                           o    The INTERMEDIATE BOND PORTFOLIO invests in the
                                Intermediate Bond Series, which invests at least
                                85% of its total assets in various types of
                                investment grade fixed income securities.
                           o    The MUNICIPAL BOND PORTFOLIO invests in the
                                Municipal Bond Series, which invests at least
                                80% of its net assets in municipal securities
                                that provide interest exempt from federal income
                                tax.
                           o    The Series' adviser purchases securities based
                                on their yield or potential capital
                                appreciation, or both. The adviser may sell
                                securities in anticipation of market declines or
                                if the securities are downgraded to below
                                investment grade.
--------------------------------------------------------------------------------
Principal Risks            The Portfolios are subject to the following risks
                           summarized below which are further described under
                           "Additional Risk Information."
                           o    An investment in a Portfolio is not a deposit of
                                Wilmington Trust Company or any of its
                                affiliates and is not insured or guaranteed by
                                the Federal Deposit Insurance Corporation or any
                                other government agency.
                           o    It is possible to lose money by investing in a
                                Portfolio.
                           o    The fixed income securities in which the
                                Portfolios invest through their corresponding
                                Series are subject to credit risk, prepayment
                                risk, market risk, liquidity risk and interest
                                rate risk. Typically, when interest rates rise,
                                the market prices of fixed income securities go
                                down.
                           o    The performance of a Portfolio will depend on
                                whether or not the adviser is
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                successful in pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile           o    Investors who want income from their investments
                                without the volatility of an equity portfolio.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS TOTAL RETURN?
         Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
         -----------------------------------------------------------------------

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1995                14.38%
1996                3.40%
1997                8.12%
1998                8.10%

1999 Total Return as of September 30:  0.07%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

                     BEST QUARTER      WORST QUARTER
                        4.54%             -1.33%

                 (September 30, 1998) (March 31, 1996)

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

         -----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS AS OF 12/31/98
                                                            SINCE INCEPTION
                                                  1 YEAR   (DECEMBER 6, 1994)
                                                  ------   ------------------
Short/Intermediate Bond Portfolio                  8.10%         7.23%
Merrill Lynch 1-10 Year U.S. Treasury Index*       8.63%         7.61%
Lehman Intermediate Government/Corporate Index**   8.44%         7.76%
-------------------------
* The Merrill Lynch 1 to 10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

** The Lehman Intermediate Government/Corporate Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 to 10 years.

                     WILMINGTON INTERMEDIATE BOND PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Intermediate Bond Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940, and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1991                14.36%
1992                 6.82%
1993                10.60%
1994                -4.20%
1995                18.90%
1996                 1.73%
1997                 9.06%
1998                 8.73%

1999 Total Return as of September 30:  -1.64%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

               BEST QUARTER    WORST QUARTER
                   6.54%           -3.41%
              (June 30, 1995) (March 31, 1994)


                                                              SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98      1 YEAR   5 YEAR  (DECEMBER 31, 1990)
-------------------------------------      ------   ------  -------------------
Intermediate Bond Portfolio                 8.73%    6.56%        8.03%
Merrill Lynch U.S. Treasury Master Index*  10.03%    7.22%        8.60%
Lehman Government/Corporate Index**         9.47%    7.30%        8.87%
-------------------------
* The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.
** The Lehman Government/Corporate Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities no less than 1 year.

                       WILMINGTON MUNICIPAL BOND PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

1994                -4.17%
1995                14.08%
1996                3.51%
1997                7.18%
1998                5.24%

1999 Total Return as of September 30: 0.62%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

                         BEST QUARTER     WORST QUARTER
                             5.86%            -4.79%
                        (March 31, 1995) (March 31, 1994)

                                                               SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98        1 YEAR  5 YEAR  (NOVEMBER 1, 1993)
-------------------------------------        ------  ------  ------------------
Municipal Bond Portfolio                      5.24%   5.00%         5.11%
Merrill Lynch Intermediate Municipal Index*   6.27%   5.76%         5.71%
-------------------------
* The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS YIELD?
         Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.
         -----------------------------------------------------------------------

       You may call (800) 336-9970 to obtain a Portfolio's current yield.

FEES AND EXPENSES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
         -----------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

                              INSTITUTIONAL SHARES
 ANNUAL FUND OPERATING                      SHORT/INTERMEDIATE      INTERMEDIATE      MUNICIPAL
 EXPENSES (EXPENSES THAT ARE DEDUCTED FROM    BOND PORTFOLIO       BOND PORTFOLIO  BOND PORTFOLIO
                                              --------------       --------------  --------------
 PORTFOLIO ASSETS) 1
 Management fees                                  0.35%                  0.35%           0.35%
 Distribution (12b-1) fees                         None                   None            None
 Other expenses                                   0.24%                  0.28%           0.41%
 TOTAL ANNUAL OPERATING EXPENSES 2                0.59%                  0.63%           0.76%
 Waivers/reimbursements                           0.04%                  0.08%           0.01%
 Net annual operating expenses                    0.55%                  0.55%           0.75%

-----------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 For Institutional shares, WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses exceed 0.55% for the Short/Intermediate Bond Portfolio; 0.55% for the Intermediate Bond Portfolio; and 0.75% for the Municipal Bond Portfolio. This waiver will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o you reinvested all dividends and other distributions;
o the average annual return was 5%;
o the Portfolio's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods; and
o you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES              1 YEAR  3 YEARS   5 YEARS   10 YEARS
--------------------              ------  -------   -------   --------
Short/Intermediate Bond Portfolio  $60      $189     $329       $738
Intermediate Bond Portfolio        $64      $202     $351       $786
Municipal Bond Portfolio           $78      $243     $422       $942

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The SHORT/INTERMEDIATE BOND PORTFOLIO and the INTERMEDIATE BOND PORTFOLIO each seek a high total return, consistent with high current income. The MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

These investment objectives may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE FIXED INCOME SECURITIES?
         Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 5 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.
         -----------------------------------------------------------------------

The SHORT/INTERMEDIATE BOND PORTFOLIO invests its assets in the Short/Intermediate Bond Series, which:
o will invest at least 85% of its total assets in various types of investment grade fixed income securities;
o may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;
o will, as a matter of fundamental policy, maintain a short-to-intermediate average duration (2 1/2 to 4 years); and
o the average dollar-weighted duration of securities held by the Short/Intermediate Bond Series will normally fall within a range of 2 1/2 to 4 years.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS DURATION?
         Duration measures the sensitivity of fixed income securities held by a Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.
         -----------------------------------------------------------------------

The INTERMEDIATE BOND PORTFOLIO invests its assets in the Intermediate Bond Series, which:
o will invest at least 85% of its total assets in various types of investment grade fixed income securities;
o may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;
o will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 7 years); and
o the average dollar-weighted duration of securities held by the Intermediate Bond Series will normally fall within a range of 4 to 7 years.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE INVESTMENT GRADE SECURITIES?
         Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.
         -----------------------------------------------------------------------

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE MUNICIPAL SECURITIES?
         Municipal securities are bonds issued by state and local governments to raise money for their activities.
         -----------------------------------------------------------------------

The MUNICIPAL BOND PORTFOLIO invests its assets in the Municipal Bond Series, which:
o will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax;
o may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and
o will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 8 years); and
o the average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.

The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

SERIES COMPOSITION. The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

         PLAIN TALK
         -----------------------------------------------------------------------
         CORPORATE BONDS VS. GOVERNMENT BONDS:
         Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.
         -----------------------------------------------------------------------

The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

------------------------------------------------------ ------------------------- -------------------- --------------------
                                                       SHORT/INTERMEDIATE BOND    INTERMEDIATE BOND     MUNICIPAL BOND

------------------------------------------------------ ------------------------- -------------------- --------------------
Asset-Backed Securities                                       [CHECKBOX]               [CHECKBOX]

------------------------------------------------------ ------------------------- -------------------- --------------------
Bank Obligations                                              [CHECKBOX]               [CHECKBOX]

------------------------------------------------------ ------------------------- -------------------- --------------------
Corporate Bonds, Notes and Commercial Paper                   [CHECKBOX]               [CHECKBOX]

------------------------------------------------------ ------------------------- -------------------- --------------------
Mortgage-Backed Securities                                    [CHECKBOX]               [CHECKBOX]

------------------------------------------------------ ------------------------- -------------------- --------------------
Municipal Securities                                          [CHECKBOX]               [CHECKBOX]           [CHECKBOX]

------------------------------------------------------ ------------------------- -------------------- --------------------
Obligations Issued By Supranational Agencies                  [CHECKBOX]               [CHECKBOX]

------------------------------------------------------ ------------------------- -------------------- --------------------
U.S. Government Obligations                                   [CHECKBOX]               [CHECKBOX]

------------------------------------------------------ ------------------------- -------------------- --------------------

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:
o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Short/Intermediate Bond and Intermediate Bond Portfolios only).
o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield earned by a Portfolio will vary with changes in interest rates.
o LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.
o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.
o MASTER/FEEDER RISK: The Portfolios' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.
o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.
o VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them for.
o YEAR 2000 READINESS RISK: Like other organizations around the world, the Portfolios could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolios are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolios.

     Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about their Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their year 2000 readiness.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the Portfolio's inception, if shorter. Certain information reflects financial results for a single Institutional share of a Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial Highlights (except those of the Short/Intermediate Bond Portfolio for the fiscal years ended June 30, 1998, 1997, 1996 and 1995 which were audited by other auditors) have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.


                                                                      FOR THE FISCAL YEARS ENDED June 30,
                                                                  -----------------------------------------
                                                       1999*         1998++    1997++     1996++    1995(DAGGER)++
                                              -------------------------------------------------------------
SHORT/INTERMEDIATE BOND PORTFOLIO
NET ASSET VALUE-- BEGINNING OF PERIOD .........       $10.40        $10.15    $10.05     $10.25    $10.00
                                                      ------        ------    ------     ------    ------
INVESTMENT OPERATIONS:
   Net investment income ......................         0.54          0.59      0.65       0.65      0.60
   Net realized and unrealized gain (loss) on
      investments .............................        (0.14)         0.28      0.10      (0.20)     0.25
                                                      ------        ------    ------     ------    ------
      Total from investment operations ........        (0.40)         0.87      0.75       0.45      0.85
                                                      ------        ------    ------     ------    ------
DISTRIBUTIONS:
   From net investment income .................        (0.54)        (0.59)    (0.65)     (0.65)    (0.60)
   From net realized gain on investments ......        (0.41)        (0.03)       --         --        --
                                                      ------        ------    ------     ------    ------
      Total distributions .....................        (0.95)        (0.62)    (0.65)     (0.65)    (0.60)
                                                      ------        ------    ------     ------    ------
NET ASSET VALUE-- END OF PERIOD ...............       $ 9.85        $10.40    $10.15     $10.05    $10.25
                                                      ======        ======    ======     ======    ======
TOTAL RETURN ..................................      (3.86)%         8.68%     7.51%      4.48%      8.88%(1)
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) (2)...........        0.50%         0.50%     0.50%      0.50%      0.41%(3)
   Net investment income ......................        5.30%         5.63%     6.27%      6.37%      6.41%(3)
Portfolio turnover rate .......................         N/A           N/A       N/A      86.06%    128.95%(3)
Net assets, end of period (000s omitted) ......      $64,887       $60,797  $108,314   $122,952  $105,020

(DAGGER) For the period July 25, 1994 (commencement of operations) through
         June 30, 1995.
++ The per share data has been restated to reflect a 1 for 5 reverse stock split which occurred on September 25, 1997.
* Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment manager to each Series of the Trust.
1        The total return for the period has not been annualized.
2 The annualized expense ratios for the Short/Intermediate Bond Portfolio, had there been no fees waived by the Manager, would have been 0.72%, 0.58%, 0.58%, 0.57% and 0.53% for the fiscal years ended June 30, 1999, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratios for the Short/Intermediate Bond Portfolio, had there been no fees waived by the Manager, would have been 5.07%, 5.55%, 6.19%, 6.30% and 6.29% for the fiscal years ended June 30, 1999, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1999, 1998 and 1997 include expenses allocated from the Series. 3 Annualized.


---------------------------------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD         FOR THE PERIOD
                                                                               NOVEMBER 1, 1998     JUNE 29, 1998(DAGGER)
                                                                                    THROUGH                THROUGH
                                                                                 JUNE 30, 1999        OCTOBER 31, 1998
                                                                               ----------------     ---------------------
INTERMEDIATE BOND PORTFOLIO (2)
NET ASSET VALUE-- BEGINNING OF PERIOD ....................................           $10.19                $10.00
                                                                                     ------                ------
INVESTMENT OPERATIONS:
   Net investment income .................................................             0.38                  0.20
   Net realized and unrealized gain on
      investments ........................................................            (0.53)                 0.19
                                                                                     ------                ------
      Total from investment operations ...................................            (0.15)                 0.39
                                                                                     ------                ------
DISTRIBUTIONS:
   From net investment income ............................................            (0.38)                (0.20)
   From net realized gain on investments .................................            (0.03)                   --
                                                                                     ------                ------
      Total distributions ................................................            (0.41)                (0.20)
                                                                                     ------                ------
NET ASSET VALUE-- END OF PERIOD ..........................................           $ 9.63                $10.19
                                                                                     ======                ======
TOTAL RETURN .............................................................           (1.52%)**              3.89%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (1) (net of fee waivers) .....................................            0.55%*                0.55%*
   Expenses (excluding fee waivers) ......................................            0.67%*                0.66%*
   Net investment income .................................................            5.71%*                5.69%*
Portfolio turnover rate ..................................................           18.23%                17.66%
Net assets at end of period (000 omitted) ................................          $87,297               $93,002

(DAGGER) Commencement of operations.
*  Annualized.
** Not annualized.
1 The expense ratios reflects WTC's election to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% of the Portfolio's average daily net assets through February 1999.
2 Effective November 1, 1999, the Wilmington Intermediate Bond Portfolio acquired the assets and liabilities of the Rodney Square Strategic Fixed-Income Fund -- Intermediate Bond Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Municipal Bond Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Fixed-Income Fund -- Intermediate Bond Portfolio.


                                                  FOR THE PERIOD         FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                 NOVEMBER 1, 1998   -----------------------------------------------
                                                      THROUGH
                                                   JUNE 30, 1999     1998      1997       1996      1995     1994
                                               --------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (2)
NET ASSET VALUE-- BEGINNING OF PERIOD .........      $ 12.94       $ 12.74   $ 12.46    $ 12.49   $ 11.64   $ 12.50
                                                     -------       -------   -------    -------   -------   -------
INVESTMENT OPERATIONS:
   Net investment income ......................         0.36          0.56      0.55       0.55      0.54      0.49
   Net realized and unrealized gain (loss) on
      investments .............................        (0.40)         0.20      0.28      (0.03)     0.85     (0.86)
                                                     -------       -------   -------    -------   -------   -------
      Total from investment operations ........        (0.04)         0.76      0.83       0.52      1.39     (0.37)
                                                     -------       -------   -------    -------   -------   -------
DISTRIBUTIONS:
   From net investment income .................        (0.36)        (0.56)    (0.55)     (0.55)    (0.54)    (0.49)
   From net realized gain on investments ......        (0.06)           --        --         --        --        --
                                                     -------       -------   -------    -------   -------   -------
      Total distribution ......................        (0.42)        (0.56)    (0.55)     (0.55)    (0.54)    (0.49)
                                                     -------       -------   -------    -------   -------   -------

NET ASSET VALUE-- END OF PERIOD ...............       $12.48        $12.94    $12.74     $12.46    $12.49    $11.64
                                                     =======       =======   =======    =======   =======   =======
TOTAL RETURN                                         (0.30)%**       6.07%     6.85%      4.24%    12.23%   (3.05)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (1) (net of fee waivers) ..........        0.75%*        0.75%     0.75%      0.75%     0.75%     0.75%
   Expenses (excluding fee waivers) ...........        0.90%*        1.23%     1.52%      1.37%     1.45%     1.62%
   Net investment income ......................        4.29%*        4.35%     4.42%      4.41%     4.50%     4.13%
Portfolio turnover rate .......................       19.13%        43.72%    28.56%     15.91%    42.08%    21.95%
Net assets at end of period (000 omitted) .....      $16,612       $17,579   $17,446    $16,619   $16,570   $14,283

*   Annualized.
**  Not annualized.
1 The expense ratios reflect WTC's election to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the Portfolio's average daily net assets. In addition, Rodney Square Management Corporation waived a portion of its administration and accounting services fees for the fiscal years ended October 31, 1998, 1997, 1996, 1995, and 1994.

2 Effective November 1, 1999, the Wilmington Municipal Bond Portfolio acquired the assets and liabilities of the Rodney Square Strategic Fixed-Income Fund -- Municipal Bond Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Municipal Bond Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Fixed-Income Fund -- Municipal Bond Portfolio.

MANAGEMENT OF THE PORTFOLIOS
The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
         -----------------------------------------------------------------------

Wilmington Trust Company, the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. WTC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its investment objective, policies and limitations. In addition to serving as investment adviser for the Series, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

Under an advisory agreement, each Series pays a monthly fee to WTC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 1999, WTC received the following fees (after fee waivers) as a percentage of each Series' average daily net assets for investment advisory services:

Short/Intermediate Bond Series                       0.22%
Intermediate Bond Series                             0.24%
Municipal Bond Series                                0.14%

PORTFOLIO MANAGERS
Eric K. Cheung, Vice President and Manager of the Fixed Income Management Division, Clayton M. Albright, III, Vice President of the Fixed Income Management Division and Dominick J. D'Eramo, CFA, Vice President of the Fixed Income Management Division, all of the Asset Management Department of WTC, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the Intermediate Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been employed at WTC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios. Mr. D'Eramo began his career with WTC in 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

Lisa More, Assistant Vice President of Credit Research and Municipal Trading within the Fixed Income Management Divisions of Asset Management Department of WTC is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been employed at WTC since 1988. In 1990, she joined the Fixed Income Division specializing in the management of municipal income portfolios.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

Asset                                           Shareholder
Management                                      Services
------------------------------------            --------------------------------

        INVESTMENT ADVISER                              TRANSFER AGENT
     WILMINGTON TRUST COMPANY                              PFPC INC.

        RODNEY SQUARE NORTH                          400 BELLEVUE PARKWAY

       1100 N. MARKET STREET                         WILMINGTON, DE 19809

     WILMINGTON, DE 19890-0001
                                                 Handles shareholder services,
                                                  including recordkeeping and
                                                    statements, payment of
                                                distribution and processing of
      Manages each Portfolio's                      buy and sell requests.
       investment activities.
------------------------------------            --------------------------------
                        ---------------------------------

                                 WT MUTUAL FUND

                        ---------------------------------

Fund                                            Asset
Operations                                      Safe Keeping
------------------------------------            --------------------------------

         ADMINISTRATOR AND                                 CUSTODIAN
         ACCOUNTING AGENT
                                                   WILMINGTON TRUST COMPANY
             PFPC INC.
                                                    1100 N. MARKET STREET
       400 BELLEVUE PARKWAY
                                                     WILMINGTON, DE 19890
       WILMINGTON, DE 19809

Provides facilities, equipment and
      personnel to carry out                    Holds each Portfolio's assets,
administrative services related to               settles all portfolio trades
each Portfolio and calculates each                 and collects most of the
Portfolio's NAV and distributions.                valuation data required for
                                                 calculating each Portfolio's
                                                        NAV per share.
------------------------------------            --------------------------------

                        Distribution
                        ---------------------------------

                                    DISTRIBUTOR

                           PROVIDENT DISTRIBUTORS, INC.

                            FOUR FALLS CORPORATE CENTER

                            WEST CONSHOHOCKEN, PA 19428

                           Distributes each Portfolio's
                                   shares.
                        ---------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Portfolios value their assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Series' Board of Trustees.

The assets held by the Short/Intermediate Bond Series and the Intermediate Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                                            NAV = ASSETS - LIABILITIES
                                            --------------------------
                                                Outstanding Shares
         -----------------------------------------------------------------------

PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

     New Year's Day                   Memorial Day       Veterans Day
     Martin Luther King, Jr. Day      Independence Day   Thanksgiving Day
     President's Day                  Labor Day          Christmas Day
     Good Friday                      Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o        Directly by mail or by wire
         o As a client of WTC through a trust account or a corporate cash management account
         o        As a client of a Service Organization
         -----------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional class shares of the Portfolios is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.Send the check and application to:

          REGULAR MAIL:                      OVERNIGHT MAIL:
          WT Mutual Fund                     WT Mutual Fund
          c/o PFPC Inc.                      c/o PFPC Inc.
          P.O. Box 8951                      400 Bellevue Parkway, Suite 108
          Wilmington, DE 19899               Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o        By mail
         o        By telephone
         -----------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

          REGULAR MAIL:                      OVERNIGHT MAIL:
          WT Mutual Fund                     WT Mutual Fund
          c/o PFPC Inc.                      c/o PFPC Inc.
          P.O. Box 8951                      400 Bellevue Parkway, Suite 108
          Wilmington, DE 19899               Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
         -----------------------------------------------------------------------

You may exchange all or a portion of your shares in a Portfolio for Institutional class shares of the following Portfolios :

         Wilmington Prime Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington Premier Money Market Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Intermediate Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio

         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Mid Cap Value Portfolio
         The Wilmington Small Cap Value Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends (and, in the case of the Municipal Bond Portfolio, market discount on tax-exempt securities) earned by a fund on its investments less accrued expenses.
         -----------------------------------------------------------------------

As a shareholder of a Portfolio, you are entitled to receive dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Portfolio. Generally, dividends are declared daily and paid monthly. Each Portfolio expects to distribute any net realized gains once a year. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

Any net capital gain realized by a Portfolio will be distributed at least annually.

TAXES

Each Portfolio generally intends to operate in a manner such that it will not be liable for Federal income or excise tax. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, may be taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES
The Portfolios issue Investor and Institutional classes of shares. The Institutional class is offered to retirement plans. The Investor class pays an additional 12b-1 fee. Any investor may purchase Investor class shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 336-9970
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-336-9970.

The investment company registration number for WT Mutual Fund is 811-08648.

                THE WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                   THE WILMINGTON INTERMEDIATE BOND PORTFOLIO
                     THE WILMINGTON MUNICIPAL BOND PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999



This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.


Please note that these Portfolios:
o        are not bank deposits
o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates
o        are not federally insured
o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
o        are not guaranteed to achieve their goal(s)


Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                                 TABLE OF CONTENTS


A LOOK AT THE GOALS, STRATEGIES,            PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL               Summary...........................3
HISTORY OF EACH PORTFOLIO.                  Performance Information...........4
                                            Fees and Expenses.................6
                                            Investment Objectives.............7
                                            Primary Investment Strategies.....8
                                            Additional Risk Information......11
                                            Financial Highlights.............12

DETAILS ABOUT THE SERVICE                   MANAGEMENT OF THE PORTFOLIOS
PROVIDERS.                                  Investment Adviser...............14
                                            Service Providers................15

POLICIES AND INSTRUCTIONS FOR               SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND                    Pricing of Shares................17
CLOSING AN ACCOUNT IN ANY OF                Purchase of Shares...............17
THE PORTFOLIOS.                             Redemption of Shares.............19
                                            Exchange of Shares...............20
                                            Distributions....................21
                                            Taxes............................22

DETAILS ON DISTRIBUTION                     DISTRIBUTION ARRANGEMENTS
PLANS AND THE PORTFOLIOS'                   Rule 12b-1 Fees..................22
MASTER/FEEDER ARRANGEMENTS.                 Master/Feeder Structure..........23
                                            Share Classes....................23

                                            FOR MORE INFORMATION......back cover


For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON INTERMEDIATE BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO

                                 INVESTOR SHARES

PORTFOLIO DESCRIPTION
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS A MUTUAL FUND?
         A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Portfolio described in this prospectus is a separate mutual fund.
         -----------------------------------------------------------------------

SUMMARY
Investment Objective       o    The SHORT/INTERMEDIATE BOND PORTFOLIO and the
                                INTERMEDIATE BOND PORTFOLIO each seeks a high
                                total return, consistent with high current
                                income.
                           o    The MUNICIPAL BOND PORTFOLIO seeks a high level
                                of income exempt from federal income tax,
                                consistent with the preservation of capital.
-------------------------- -----------------------------------------------------
Investment Focus           o        Fixed income securities
-------------------------- -----------------------------------------------------
Share Price Volatility     o        Moderate
-------------------------- -----------------------------------------------------
Principal Investment       o    Each Portfolio operates as a "feeder fund" which
Strategy                        means that the Portfolio does not buy individual
                                securities directly.  Instead, it invests in a
                                corresponding mutual fund or "master fund,"
                                which in turn purchases investment securities.
                                The Portfolios invest all of their assets in
                                master funds which are separate series of WT
                                Investment Trust I. Each Portfolio and its
                                corresponding Series have the same investment
                                objective, policies and limitations.
                           o    The SHORT/INTERMEDIATE BOND PORTFOLIO invests in
                                the Short/Intermediate Bond Series, which
                                invests at least 85% of its total assets in
                                various types of investment grade fixed income
                                securities.
                           o    The INTERMEDIATE BOND PORTFOLIO invests in the
                                Intermediate Bond Series, which invests at least
                                85% of its total assets in various types of
                                investment grade fixed income securities.
                           o    The MUNICIPAL BOND PORTFOLIO invests in the
                                Municipal Bond Series, which invests at least
                                80% of its net assets in municipal securities
                                that provide interest exempt from federal income
                                tax.
                           o    The Series' adviser purchases securities based
                                on their yield or potential capital
                                appreciation, or both. The adviser may sell
                                securities in anticipation of market declines or
                                if the securities are downgraded to below
                                investment grade.
-------------------------- -----------------------------------------------------
Principal Risks            The Portfolios are subject to the following
                           risks summarized below which are further described
                           under "Additional Risk Information."
                           o    An investment in a Portfolio is not a deposit of
                                Wilmington Trust Company or any of its
                                affiliates and is not insured or guaranteed by
                                the Federal Deposit Insurance Corporation or any
                                other government agency.
                           o    It is possible to lose money by investing in a
                                Portfolio.
                           o    The fixed income securities in which the
                                Portfolios invest through their corresponding
                                Series are subject to credit risk, prepayment
                                risk, market risk, liquidity risk and interest
                                rate risk. Typically, when interest rates rise,
                                the market prices of fixed income securities go
                                down.
                           o    The performance of a Portfolio will depend on
                                whether or not the adviser is
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                successful in pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile           o    Investors who want income from their investments
                                without the volatility of an equity portfolio.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS TOTAL RETURN?
         Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
         -----------------------------------------------------------------------

                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

1995                14.38%
1996                3.40%
1997                8.12%
1998                8.10%

1999 Total Return as of September 30:  0.07%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES. IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                         BEST QUARTER           WORST QUARTER
                            4.54%                  -1.33%
                     (September 30, 1998)      (March 31, 1996)

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
         -----------------------------------------------------------------------

AVERAGE ANNUAL RETURNS AS OF 12/31/98               1 YEAR     SINCE INCEPTION
-------------------------------------               ------    (DECEMBER 6, 1994)
                                                              ------------------
Short/Intermediate Bond Portfolio                    8.10%          7.23%
Merrill Lynch 1-10 Year U.S. Treasury Index*         8.63%          7.61%
Lehman Intermediate Government/Corporate Index**     8.44%          7.76%
-------------------------
* The Merrill Lynch 1 to 10 Year U.S. Treasury Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 10 years.

** The Lehman Intermediate Government/Corporate Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities between 1 to 10 years.

                     WILMINGTON INTERMEDIATE BOND PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio and its predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Intermediate Bond Portfolio (i.e. adjusted to reflect anticipated expenses, absent investment advisory fees waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940, and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

1991                14.36%
1992                6.82%
1993                10.60%
1994                -4.20%
1995                18.90%
1996                1.73%
1997                9.06%
1998                8.73%

1999 Total Return as of September 30:  -1.64%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES. IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                             BEST QUARTER         WORST QUARTER
                                6.54%                 -3.41%
                          (June 30, 1995)        (March 31, 1994)


                                                               SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98      1 YEAR    5 YEAR  (DECEMBER 31, 1990)
-------------------------------------      ------    ------  -------------------
Intermediate Bond Portfolio                 8.73%     6.56%       8.03%
Merrill Lynch U.S. Treasury Master Index*  10.03%     7.22%       8.60%
Lehman Government/Corporate Index**         9.47%     7.30%       8.87%

-------------------------
* The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.
** The Lehman Government/Corporate Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities no less than 1 year.

                       WILMINGTON MUNICIPAL BOND PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

1994                -4.17%
1995                14.08%
1996                3.51%
1997                7.18%
1998                5.24%

1999 Total Return as of September 30:  -0.62

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR RULE 12B-1 DISTRIBUTION FEES. IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                    BEST QUARTER        WORST QUARTER
                       5.86%               -4.79%
                 (March 31, 1995)     (March 31, 1994)

                                                                SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98       1 YEAR    5 YEAR  (NOVEMBER 1, 1993)
-------------------------------------       ------    ------  ------------------
Municipal Bond Portfolio                     5.24%     5.00%         5.11%
Merrill Lynch Intermediate Municipal Index*  6.27%     5.76%         5.71%

-------------------------
* The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS YIELD?
         Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.
         -----------------------------------------------------------------------

       You may call (800) 336-9970 to obtain a Portfolio's current yield.

FEES AND EXPENSES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
         -----------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

                                             INVESTOR SHARES
 ANNUAL FUND OPERATING                          SHORT/INTERMEDIATE    INTERMEDIATE        MUNICIPAL
 EXPENSES (EXPENSES THAT ARE DEDUCTED FROM        BOND PORTFOLIO     BOND PORTFOLIO     BOND PORTFOLIO
 PORTFOLIO ASSETS) 1
 Management fees                                         0.35%                  0.35%        0.35%
 Distribution (12b-1) fees                               0.25%                  0.25%        0.25%
 Other expenses                                          0.24%                  0.28%        0.41%
 TOTAL ANNUAL OPERATING EXPENSES 2                       0.84%                  0.88%        1.01%
 Waivers/reimbursements                                  0.04%                  0.08%        0.01%
 Net annual operating expenses                           0.80%                  0.80%        1.00%

-----------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 For Investor shares, WTC has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total annual operating expenses for Investor shares exceed 0.80% for the Short/Intermediate Portfolio, 0.80% for the Intermediate Bond Portfolio and 1.00% for the Municipal Bond Portfolio. This waiver will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o you reinvested all dividends and other distributions;
o the average annual return was 5%;
o the Portfolio's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods; and
o you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:
INVESTOR SHARES                     1 YEAR  3 YEARS   5 YEARS   10 YEARS
---------------                     ------  -------   -------   --------
Short/Intermediate Bond Portfolio    $86      $268     $466      $1,037
Intermediate Bond Portfolio          $90      $281     $488      $1,084
Municipal Bond Portfolio             $103     $322     $558      $1,236

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The SHORT/INTERMEDIATE BOND PORTFOLIO and the INTERMEDIATE BOND PORTFOLIO each seek a high total return, consistent with high current income. The MUNICIPAL BOND PORTFOLIO seeks a high level of income exempt from federal income tax, consistent with the preservation of capital.

These investment objectives may not be changed without shareholder approval. There is no guarantee that a Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE FIXED INCOME SECURITIES?
         Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 5 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.
         -----------------------------------------------------------------------

The SHORT/INTERMEDIATE BOND PORTFOLIO invests its assets in the Short/Intermediate Bond Series, which:
o will invest at least 85% of its total assets in various types of investment grade fixed income securities;
o may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers; o will, as a matter of fundamental policy, maintain a short-to-intermediate average duration (2 1/2 to 4 years); and
o the average dollar-weighted duration of securities held by the Short/Intermediate Bond Series will normally fall within a range of 2 1/2 to 4 years.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS DURATION?
         Duration measures the sensitivity of fixed income securities held by a Portfolio to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.
         -----------------------------------------------------------------------

The INTERMEDIATE BOND PORTFOLIO invests its assets in the Intermediate Bond Series, which:
o will invest at least 85% of its total assets in various types of investment grade fixed income securities;
o may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers;
o will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 7 years); and o the average dollar-weighted duration of securities held by the Intermediate Bond Series will normally fall within a range of 4 to 7 years.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE INVESTMENT GRADE SECURITIES?
         Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.
         -----------------------------------------------------------------------

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE MUNICIPAL SECURITIES?
         Municipal securities are bonds issued by state and local governments to raise money for their activities.
         -----------------------------------------------------------------------

The MUNICIPAL BOND PORTFOLIO invests its assets in the Municipal Bond Series, which:
o will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified portfolio of municipal securities that provide interest that is exempt from federal income tax;
o may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and
o will, as a matter of fundamental policy, maintain an intermediate average duration (4 to 8 years); and
o the average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.

The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

SERIES COMPOSITION. The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

         PLAIN TALK
         -----------------------------------------------------------------------
         CORPORATE BONDS VS. GOVERNMENT BONDS:
         Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.
         -----------------------------------------------------------------------

The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

---------------------------------------------- ------------------------- -------------------- --------------------
                                               SHORT/INTERMEDIATE BOND    INTERMEDIATE BOND     MUNICIPAL BOND
---------------------------------------------- ------------------------- -------------------- --------------------
Asset-Backed Securities                              [CHECK MARK]            [CHECK MARK]
---------------------------------------------- ------------------------- -------------------- --------------------
Bank Obligations                                     [CHECK MARK]            [CHECK MARK]
---------------------------------------------- ------------------------- -------------------- --------------------
Corporate Bonds, Notes and Commercial Paper          [CHECK MARK]            [CHECK MARK]
---------------------------------------------- ------------------------- -------------------- --------------------
Mortgage-Backed Securities                           [CHECK MARK]            [CHECK MARK]
---------------------------------------------- ------------------------- -------------------- --------------------
Municipal Securities                                 [CHECK MARK]            [CHECK MARK]          [CHECK MARK]
---------------------------------------------- ------------------------- -------------------- --------------------
Obligations Issued By Supranational Agencies         [CHECK MARK]            [CHECK MARK]
---------------------------------------------- ------------------------- -------------------- --------------------
U.S. Government Obligations                          [CHECK MARK]            [CHECK MARK]
---------------------------------------------- ------------------------- -------------------- --------------------

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:
o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Short/Intermediate Bond and Intermediate Bond Portfolios only).
o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield earned by a Portfolio will vary with changes in interest rates.
o LEVERAGE RISK: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.
o LIQUIDITY RISK: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.
o MASTER/FEEDER RISK: The Portfolios' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.
o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.
o VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them for.
o YEAR 2000 READINESS RISK: Like other organizations around the world, the Portfolios could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolios are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolios.

     Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about their Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their year 2000 readiness.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the Portfolio's inception, if shorter. Certain information reflects financial results for a single Investor share of a Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial Highlights (except those of the Short/Intermediate Bond Portfolio for the fiscal years ended June 30, 1998, 1997, 1996 and 1995 which were audited by other auditors) have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.


                                                                 FOR THE FISCAL YEARS ENDED JUNE 30,
                                              -------------------------------------------------------------
                                                       1999*        1998++    1997++     1996++    1995(DAGGER)++
                                              -------------------------------------------------------------
SHORT/INTERMEDIATE BOND PORTFOLIO
NET ASSET VALUE-- BEGINNING OF PERIOD .........       $10.40        $10.15    $10.05     $10.25    $10.00
                                                      ------        ------    ------     ------    ------
INVESTMENT OPERATIONS:
   Net investment income ......................         0.54          0.59      0.65       0.65      0.60
   Net realized and unrealized gain (loss) on
      investments .............................        (0.14)         0.28      0.10      (0.20)     0.25
                                                      ------        ------    ------     ------    ------
      Total from investment operations ........        (0.40)         0.87      0.75       0.45      0.85
                                                      ------        ------    ------     ------    ------
DISTRIBUTIONS:
   From net investment income .................        (0.54)        (0.59)    (0.65)     (0.65)    (0.60)
   From net realized gain on investments ......        (0.41)        (0.03)       --         --        --
                                                      ------        ------    ------     ------    ------
      Total distributions .....................        (0.95)        (0.62)    (0.65)     (0.65)    (0.60)
                                                      ------        ------    ------     ------    ------
NET ASSET VALUE-- END OF PERIOD ...............       $ 9.85        $10.40    $10.15     $10.05    $10.25
                                                      ======        ======    ======     ======    ======
TOTAL RETURN ..................................        3.86%         8.68%     7.51%      4.48%     8.88%(1)
RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses (net of fee waivers)(2)............        0.50%         0.50%     0.50%      0.50%     0.41%(3)
   Net investment income ......................        5.30%         5.63%     6.27%      6.37%     6.41%(3)
Portfolio turnover rate .......................         N/A           N/A       N/A      86.06%   128.95%(3)
Net assets, end of period (000s omitted) ......      $64,887       $60,797  $108,314   $122,952  $105,020

(DAGGER) For the period July 25, 1994  (commencement  of  operations)  through
         June 30, 1995.
++ The per share data has been restated to reflect a 1 for 5 reverse stock split which occurred on September 25, 1997.
* Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment manager to each Series of the Trust.
1        The total return for the period has not been annualized.
2 The annualized expense ratios for the Short/Intermediate Bond Portfolio, had there been no fees waived by the Manager, would have been 0.72%, 0.58%, 0.58%, 0.57% and 0.53% for the fiscal years ended June 30, 1999, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratios for the Short/Intermediate Bond Portfolio, had there been no fees waived by the Manager, would have been 5.07%, 5.55%, 6.19%, 6.30% and 6.29% for the fiscal years ended June 30, 1999, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The expense and net investment income ratios for the fiscal years ended June 30, 1999, 1998 and 1997 include expenses allocated from the Series.
3        Annualized


---------------------------------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                                                FOR THE PERIOD         FOR THE PERIOD
                                                                               NOVEMBER 1, 1998     JUNE 29, 1998(DAGGER)
                                                                                    THROUGH                THROUGH
                                                                                 JUNE 30, 1999        OCTOBER 31, 1998
                                                                               ----------------     ---------------------
INTERMEDIATE BOND PORTFOLIO (2)
NET ASSET VALUE-- BEGINNING OF PERIOD ....................................           $10.19                $10.00
                                                                                     ------                ------
INVESTMENT OPERATIONS:
   Net investment income .................................................             0.38                  0.20
   Net realized and unrealized gain on
      investments ........................................................            (0.53)                 0.19
                                                                                     ------                ------
      Total from investment operations ...................................            (0.15)                 0.39
                                                                                     ------                ------
DISTRIBUTIONS:
   From net investment income ............................................            (0.38)                (0.20)
   From net realized gain on investments .................................            (0.03)                   --
                                                                                     ------                ------
      Total distributions ................................................            (0.41)                (0.20)
                                                                                     ------                ------
NET ASSET VALUE-- END OF PERIOD ..........................................           $ 9.63                $10.19
                                                                                     ======                ======
TOTAL RETURN .............................................................           (1.52%)**              3.89%**
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses 1 (net of fee waivers) .......................................            0.55%*                0.55%*
   Expenses (excluding fee waivers) ......................................            0.67%*                0.66%*
   Net investment income .................................................            5.71%*                5.69%*
Portfolio turnover rate ..................................................           18.23%                17.66%
Net assets at end of period (000 omitted) ................................          $87,297               $93,002

(DAGGER) Commencement of operations.
*  Annualized.
** Not annualized.
1 The expense ratios reflects WTC's election to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.55% of the Portfolio's average daily net assets through February 1999.
2 Effective November 1, 1999 the Wilmington Intermediate Bond Portfolio acquired the assets and liabilities of the Rodney Square Strategic Fixed-Income Fund-Intermediate Bond Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Intermediate Bond Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Fixed-Income Fund-Intermediate Bond Portfolio.


---------------------------------------------
    FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------


                                                  FOR THE PERIOD         FOR THE FISCAL YEARS ENDED OCTOBER 31,
                                                 NOVEMBER 1, 1998   -----------------------------------------------
                                                      THROUGH
                                                   JUNE 30, 1999     1998      1997       1996      1995     1994
                                               --------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (2)
NET ASSET VALUE-- BEGINNING OF PERIOD .........      $ 12.94       $ 12.74   $ 12.46    $ 12.49   $ 11.64   $ 12.50
                                                     -------       -------   -------    -------   -------   -------
INVESTMENT OPERATIONS:
   Net investment income ......................         0.36          0.56      0.55       0.55      0.54      0.49
   Net realized and unrealized gain (loss) on
      investments .............................        (0.40)         0.20      0.28      (0.03)     0.85     (0.86)
                                                     -------       -------   -------    -------   -------   -------
      Total from investment operations ........        (0.04)         0.76      0.83       0.52      1.39     (0.37)
                                                     -------       -------   -------    -------   -------   -------
DISTRIBUTIONS:
   From net investment income .................        (0.36)        (0.56)    (0.55)     (0.55)    (0.54)    (0.49)
   From net realized gain on investments ......        (0.06)           --        --         --        --        --
                                                     -------       -------   -------    -------   -------   -------
      Total distribution ......................        (0.42)        (0.56)    (0.55)     (0.55)    (0.54)    (0.49)
                                                     -------       -------   -------    -------   -------   -------

NET ASSET VALUE-- END OF PERIOD ...............       $12.48        $12.94    $12.74     $12.46    $12.49    $11.64
                                                     =======       =======   =======    =======   =======   =======
TOTAL RETURN                                         (0.30)%**       6.07%     6.85%      4.24%    12.23%   (3.05)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses (1) (net of fee waivers) ..........        0.75%*        0.75%     0.75%      0.75%     0.75%     0.75%
   Expenses (excluding fee waivers) ...........        0.90%*        1.23%     1.52%      1.37%     1.45%     1.62%
   Net investment income ......................        4.29%*        4.35%     4.42%      4.41%     4.50%     4.13%
Portfolio turnover rate .......................       19.13%        43.72%    28.56%     15.91%    42.08%    21.95%
Net assets at end of period (000 omitted) .....      $16,612       $17,579   $17,446    $16,619   $16,570   $14,283

*  Annualized.
** Not annualized.
1 The expense ratios reflect WTC's election to waive a portion of its advisory fee or reimburse expenses to the extent that the Portfolio's expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed an annual rate of 0.75% of the Portfolio's average daily net assets. In addition, Rodney Square Management Corporation waived a portion of its administration and accounting services fees for the fiscal years ended October 31, 1998, 1997, 1996, 1995, and 1994.

2 Effective November 1, 1999, the Wilmington Municipal Bond Portfolio acquired the assets and liabilities of the Rodney Square Strategic Fixed-Income Fund-Municipal Bond Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Municipal Bond Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Strategic Fixed-Income Fund-Municipal Bond Portfolio.

MANAGEMENT OF THE PORTFOLIOS
The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Portfolio and its shareholders.

INVESTMENT ADVISER
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
         -----------------------------------------------------------------------

Wilmington Trust Company, the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. WTC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its investment objective, policies and limitations. In addition to serving as investment adviser for the Series, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

Under an advisory agreement, each Series pays a monthly fee to WTC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 1999, WTC received the following fees (after fee waivers) as a percentage of each Series' average daily net assets for investment advisory services:

Short/Intermediate Bond Series                       0.22%
Intermediate Bond Series                             0.24%
Municipal Bond Series                                0.14%

PORTFOLIO MANAGERS
Eric K. Cheung, Vice President and Manager of the Fixed Income Management Division, Clayton M. Albright, III, Vice President of the Fixed Income Management Division and Dominick J. D'Eramo, CFA, Vice President of the Fixed Income Management Division, all of the Asset Management Department of WTC, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the Intermediate Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been employed at WTC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios. Mr. D'Eramo began his career with WTC in 1986 as a fixed income trader and was promoted to portfolio manager in 1990.

Lisa More, Assistant Vice President of Credit Research and Municipal Trading within the Fixed Income Management Divisions of Asset Management Department of WTC is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been employed at WTC since 1988. In 1990, she joined the Fixed Income Division specializing in the management of municipal income portfolios.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

Asset                                           Shareholder
Management                                      Services
------------------------------------            --------------------------------

        INVESTMENT ADVISER                              TRANSFER AGENT
     WILMINGTON TRUST COMPANY                              PFPC INC.
        RODNEY SQUARE NORTH                          400 BELLEVUE PARKWAY
       1100 N. MARKET STREET                         WILMINGTON, DE 19809
     WILMINGTON, DE 19890-0001
                                                 Handles shareholder services,
                                                  including recordkeeping and
                                                    statements, payment of
                                                distribution and processing of
      Manages each Portfolio's                      buy and sell requests.
       investment activities.
------------------------------------            --------------------------------
                        ---------------------------------

                                 WT MUTUAL FUND

                        ---------------------------------

Fund                                            Asset
Operations                                      Safe Keeping
------------------------------------            --------------------------------

         ADMINISTRATOR AND                                 CUSTODIAN
         ACCOUNTING AGENT                             WILMINGTON TRUST COMPANY
             PFPC INC.                                 1100 N. MARKET STREET
       400 BELLEVUE PARKWAY                            WILMINGTON, DE 19890
       WILMINGTON, DE 19809

Provides facilities, equipment and
      personnel to carry out                    Holds each Portfolio's assets,
administrative services related to               settles all portfolio trades
each Portfolio and calculates each                 and collects most of the
Portfolio's NAV and distributions.                valuation data required for
                                                 calculating each Portfolio's
                                                        NAV per share.
------------------------------------            --------------------------------

                        Distribution
                        ---------------------------------

                                    DISTRIBUTOR
                           PROVIDENT DISTRIBUTORS, INC.
                            FOUR FALLS CORPORATE CENTER
                            WEST CONSHOHOCKEN, PA 19428

                           Distributes each Portfolio's
                                   shares.
                        ---------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Portfolios value their assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Series' Board of Trustees.

The assets held by the Short/Intermediate Bond Series and the Intermediate Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                               NAV = ASSETS - LIABILITIES
                                     --------------------
                                      Outstanding Shares
         -----------------------------------------------------------------------

PFPC determines the NAV per share of each Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

     New Year's Day                    Memorial Day       Veterans Day
     Martin Luther King, Jr. Day       Independence Day   Thanksgiving Day
     President's Day                   Labor Day          Christmas Day
     Good Friday                       Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o        Directly by mail or by wire
         o As a client of WTC through a trust account or a corporate cash management account
         o        As a client of a Service Organization
         -----------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor class shares of the Portfolios is $1,000, but additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

        REGULAR MAIL:                      OVERNIGHT MAIL:
        ------------                       --------------
        WT Mutual Fund                     WT Mutual Fund
        c/o PFPC Inc.                      c/o PFPC Inc.
        P.O. Box 8951                      400 Bellevue Parkway, Suite 108
        Wilmington, DE 19899               Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an Automatic Investment Plan or a Payroll Investment Plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o  By mail
         o  By telephone
         -----------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

          REGULAR MAIL:                      OVERNIGHT MAIL:
          ------------                       --------------
          WT Mutual Fund                     WT Mutual Fund
          c/o PFPC Inc.                      c/o PFPC Inc.
          P.O. Box 8951                      400 Bellevue Parkway, Suite 108
          Wilmington, DE 19899               Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
         -----------------------------------------------------------------------

You may exchange all or a portion of your shares in a Portfolio for Investor class shares of the following Portfolios:

         Wilmington Prime Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Intermediate Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio
         Wilmington International Multi-Manager Portfolio

         Wilmington Large Cap Value Portfolio
         Wilmington Mid Cap Value Portfolio
         The Wilmington Small Cap Value Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends (and, in the case of the Municipal Bond Portfolio, market discount on tax-exempt securities) earned by a fund on its investments less accrued expenses.
         -----------------------------------------------------------------------

As a shareholder of a Portfolio, you are entitled to receive dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Portfolio. Generally, dividends are declared daily and paid monthly. Each Portfolio expects to distribute any net realized gains once a year. The Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

Any net capital gain realized by a Portfolio will be distributed at least annually.

TAXES

Each Portfolio generally intends to operate in a manner such that it will not be liable for Federal income or excise tax. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, may be taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

Dividend distributions by the Municipal Bond Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Portfolio intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Portfolio may be taxable.

It is a taxable event for you if you sell or exchange shares of any Portfolio, including the Municipal Bond Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE 12b-1 FEES?
         12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
         -----------------------------------------------------------------------

The Investor class of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to PDI for the sale and distribution of Investor class shares, and for services provided to Investor class shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the Investor class of shares, maximum distribution fees as a percentage of average daily net assets, are as follows:

Short/Intermediate Bond Portfolio - Investor Class   0.25%
Intermediate Bond Portfolio - Investor Class         0.25%
Municipal Bond Portfolio - Investor Class            0.25%

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES
The Portfolios issue Investor and Institutional classes of shares. The Institutional class is offered to retirement plans. The Investor class pays an additional 12b-1 fee. Any investor may purchase Investor class shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings, operating results, and a discussion of the market conditions and investment strategies that significantly affect the Portfolios' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolios' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) 336-9970
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.



              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-336-9970.



The investment company registration number for WT Mutual Fund is 811-08648.

                   THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    THE WILMINGTON U.S. GOVERNMENT PORTFOLIO
                       THE WILMINGTON TAX-EXEMPT PORTFOLIO

                                OF WT MUTUAL FUND

                              INSTITUTIONAL SHARES
================================================================================
                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Portfolios:
o    are not bank deposits
o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates
o    are not federally insured
o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
o    are not guaranteed to achieve their goal(s)
o    may not be able to maintain a stable $1 share price

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,     PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL        Summary.................................3
HISTORY OF EACH PORTFOLIO.           Performance Information.................4
                                     Fees and Expenses.......................6
                                     Investment Objectives...................7
                                     Primary Investment Strategies...........7
                                     Additional Risk Information.............8
                                     Financial Highlights....................9

DETAILS ABOUT THE SERVICE            MANAGEMENT OF THE PORTFOLIOS
PROVIDERS.                           Investment Adviser.....................11
                                     Service Providers......................11

POLICIES AND INSTRUCTIONS FOR        SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND             Pricing of Shares......................13
CLOSING AN ACCOUNT IN ANY OF         Purchase of Shares.....................13
THE PORTFOLIOS.                      Redemption of Shares...................15
                                     Exchange of Shares.....................17
                                     Distributions..........................18
                                     Taxes..................................18

DETAILS ON  THE PORTFOLIOS'          DISTRIBUTION ARRANGEMENTS
MASTER/FEEDER ARRANGE-               Master/Feeder Structure................19
MENT AND SHARE CLASSES.              Share Classes..........................19

                                     FOR MORE INFORMATION...........back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                   THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    THE WILMINGTON U.S. GOVERNMENT PORTFOLIO
                       THE WILMINGTON TAX-EXEMPT PORTFOLIO

                              INSTITUTIONAL SHARES

PORTFOLIO DESCRIPTION

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE MONEY MARKET FUNDS?
         Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.
--------------------------------------------------------------------------------

SUMMARY
Investment Objective           o  The PRIME MONEY MARKET AND U.S. GOVERNMENT
                                  each seek high current income, while
                                  preserving capital and liquidity.
                               o  The TAX EXEMPT PORTFOLIO seeks high current
                                  interest income exempt from federal income
                                  taxes while preserving principal.
--------------------------------------------------------------------------------
Investment Focus               o  Money market instruments.
--------------------------------------------------------------------------------
Share Price Volatility         o  Each Portfolio will strive to maintain a
                                  stable $1.00 share price.
--------------------------------------------------------------------------------
Principal Investment Strategy  o  Each Portfolio operates as a "feeder fund"
                                  which means that the Portfolio does not buy
                                  individual securities directly. Instead, it
                                  invests in a corresponding mutual fund or
                                  "master fund," which in turn purchases
                                  investment securities. The Portfolios invest
                                  all of their assets in master funds, which are
                                  separate series of WT Investment Trust I. Each
                                  Portfolio and its corresponding Series have
                                  the same investment objective, policies and
                                  limitations.
                               o  The U.S. GOVERNMENT PORTFOLIO invests in the
                                  U.S. Government Series, which invests at least
                                  65% of its assets in U.S. Government
                                  obligations and repurchase agreements
                                  collateralized by such obligations.
                               o  The PRIME MONEY MARKET PORTFOLIO invests in
                                  the Prime Money Market Series, which invests
                                  in money market instruments, including bank
                                  obligations, high quality commercial paper and
                                  U.S. Government obligations.
                               o  The TAX-EXEMPT PORTFOLIO invests in the
                                  Tax-Exempt Series, which invests in high
                                  quality municipal obligations, municipal bonds
                                  and other instruments exempt from federal
                                  income tax.
                               o  In selecting securities for the Series, the
                                  adviser seeks current income, liquidity and
                                  safety of principal. The adviser may sell
                                  securities if the securities are downgraded to
                                  a lower ratings category.
                               o  Each of the U.S. Government Portfolio and
                                  Prime Money Market Portfolio, through its
                                  corresponding Series, may invest more than 25%
                                  of its total assets in the obligations of
                                  banks and finance companies.
--------------------------------------------------------------------------------
Principal Risks                The Portfolios are subject to the following risks
                               summarized below which are further described under "Additional Risk Information."
                               o  An investment in a Portfolio is not a deposit
                                  of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each

--------------------------------------------------------------------------------
                                  Portfolio seeks to preserve the value of your
                                  investment at $1.00 per share, it is possible
                                  to lose money by investing in a Portfolio.
                               o  The obligations in which the Portfolios invest
                                  through their corresponding Series are subject
                                  to credit risk and interest rate risk.
                                  Typically, when interest rates rise, the
                                  market prices of debt securities go down.
                               o  The performance of a Portfolio will depend on
                                  whether or not the adviser is successful in
                                  pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile               o  Conservative
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                   THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

1989                9.14%
1990                8.04%
1991                6.08%
1992                3.61%
1993                2.86%
1994                3.89%
1995                5.63%
1996                5.08%
1997                5.22%
1998                5.17%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART REFLECTS THE IMPOSITION OF RULE 12B-1 DISTRIBUTION FEES. IF SUCH AMOUNTS WERE DEDUCTED, RETURNS WOULD BE HIGHER.

1999 Total Return as of September 30:  3.46%

                       BEST QUARTER           WORST QUARTER
                           2.36%                  0.70%
                      (June 30, 1989)        (June 30, 1993)

AVERAGE ANNUAL RETURNS AS OF 12/31/98   1 YEAR    5 YEAR     10 YEAR
-------------------------------------   ------    ------     -------
Prime Money Market Portfolio             5.17%     5.00%      5.46%

                    THE WILMINGTON U.S. GOVERNMENT PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

1989                8.96%
1990                7.86%
1991                5.73%
1992                3.38%
1993                2.82%
1994                3.82%
1995                5.51%
1996                4.99%
1997                5.12%
1998                5.07%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART REFLECTS THE IMPOSITION OF RULE 12B-1 DISTRIBUTION FEES. IF SUCH AMOUNTS WERE DEDUCTED, RETURNS WOULD BE HIGHER.

1999 Total Return as of September 30:  3.40%

                       BEST QUARTER           WORST QUARTER
                           2.31%                  0.69%
                      (June 30, 1989)        (March 31, 1993)

AVERAGE ANNUAL RETURNS AS OF 12/31/98   1 YEAR    5 YEAR     10 YEAR
-------------------------------------   ------    ------     -------
U.S. Government Portfolio                5.07%     4.90%      5.31%

                       THE WILMINGTON TAX-EXEMPT PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

1989                6.07%
1990                5.57%
1991                4.15%
1992                2.66%
1993                1.98%
1994                2.42%
1995                3.47%
1996                3.01%
1997                3.15%
1998                2.98%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART REFLECTS THE IMPOSITION OF RULE 12B-1 DISTRIBUTION FEES. IF SUCH AMOUNTS WERE DEDUCTED, RETURNS WOULD BE HIGHER.

1999 Total Returns as of September 30:  2.98%

                       BEST QUARTER           WORST QUARTER
                          1.61%                   0.47%
                      (June 30, 1989)        (March 31, 1994)

AVERAGE ANNUAL RETURNS AS OF 12/31/98   1 YEAR    5 YEAR     10 YEAR
-------------------------------------   ------    ------     -------
Tax-Exempt Portfolio                     2.98%     3.00%      3.54%

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS YIELD?
         Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.
--------------------------------------------------------------------------------

        You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

FEES AND EXPENSES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE MUTUAL FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolios' expenses in the table below are shown as a percentage of the Portfolios' net assets. These expenses are deducted from Portfolio assets.
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

                               INSTITUTIONAL CLASS
  ANNUAL FUND OPERATING                                 THE U.S.
  EXPENSES (EXPENSES THAT ARE        THE PRIME MONEY   GOVERNMENT THE TAX-EXEMPT
  DEDUCTED FROM PORTFOLIO ASSETS)1   MARKET PORTFOLIO   PORTFOLIO   PORTFOLIO
                                     ----------------   ---------   ---------
 Management fees                            0.45%           0.47%      0.47%
 Distribution (12b-1) fees                   None            None       None
 Other expenses                             0.07%           0.07%      0.08%
 TOTAL ANNUAL OPERATING EXPENSES2           0.52%           0.54%      0.55%

-------------------------------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.

EXAMPLE

This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o    you reinvested all dividends;
o    the average annual return was 5%;
o the Portfolio's maximum total operating expenses are charged and remain the same over the time periods; and
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES                1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------                ------    -------    -------    --------
Prime Money Market Portfolio         $53        $167      $291        $653
U.S. Government  Portfolio           $55        $173      $302        $677
Tax-Exempt Portfolio                 $56        $176      $307        $689


THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
o The PRIME MONEY MARKET PORTFOLIO AND U.S. GOVERNMENT PORTFOLIO each seek a high level of current income consistent with the preservation of capital and liquidity.
o The TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of principal.

The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
The PRIME MONEY MARKET PORTFOLIO invests its assets in the Prime Money Market Series, which in turn invests in:
o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;
o    high quality commercial paper and corporate obligations;
o    U.S. Government obligations;
o    high quality municipal securities; and
o repurchase agreements that are fully collateralized by U.S. Government obligations.

U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The U.S. GOVERNMENT PORTFOLIO invests its assets in the U.S. Government Series, which in turn invests at least 65% of its total assets in:
o    U.S. Government obligations; and
o    repurchase agreements that are fully collateralized by such obligations.

The TAX-EXEMPT PORTFOLIO invests its assets in the Tax-Exempt Series, which in turn invests in:
o    high quality municipal obligations and municipal bonds;
o    floating and variable rate obligations;
o    participation interests;
o    high quality tax-exempt commercial paper; and
o    high quality short-term municipal notes.

The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSRO, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

Each Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:
o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.
o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.
o MASTER/FEEDER RISK: The Portfolios' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the

     Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.
o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.
o YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Portfolios could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolios are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolios.

     Additionally, if a company in which a Series is invested is adversely affected by Year 2000 Problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the inception of the Portfolio, if shorter. Certain information reflects financial results for a single Institutional share of a Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.


                                                      FOR THE PERIOD             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                     OCTOBER 1, 1998   -------------------------------------------------------------
                                                         THROUGH
                                                      JUNE 30, 1999      1998         1997        1996         1995          1994
                                                     -------------------------------------------------------------------------------
RODNEY SQUARE FUND -- U.S. GOVERNMENT PORTFOLIO (1)
For a Share Outstanding Through Each Period:
NET ASSET VALUE-- BEGINNING OF PERIOD ...........            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     -------------------------------------------------------------------------------
Investment Operations:
   Net investment income ........................            0.034        0.051        0.050        0.050        0.052        0.033
                                                     -------------------------------------------------------------------------------
Distributions:
   From net investment income ...................           (0.034)      (0.051)      (0.050)      (0.050)      (0.052)      (0.033)
                                                     -------------------------------------------------------------------------------
NET ASSET VALUE-- END OF PERIOD .................            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     ===============================================================================
TOTAL RETURN ....................................          3.42%**        5.19%        5.07%        5.08%        5.37%        3.32%

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses .....................................           0.54%*        0.54%        0.55%        0.55%        0.55%        0.53%
   Net investment income ........................           4.51%*        5.06%        4.96%        4.97%        5.25%        3.27%
Net assets, end of period (000 omitted) .........         $547,833     $802,153     $378,475     $341,426     $306,096     $336,766



                                                      FOR THE PERIOD             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                     OCTOBER 1, 1998   -------------------------------------------------------------
                                                         THROUGH
                                                      JUNE 30, 1999      1998         1997        1996         1995          1994
                                                     -------------------------------------------------------------------------------
RODNEY SQUARE FUND -- MONEY MARKET PORTFOLIO (2)
For a Share Outstanding Through Each Period:

NET ASSET VALUE-- BEGINNING OF PERIOD ...........            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     -------------------------------------------------------------------------------
Investment Operations:
   Net investment income ........................            0.035        0.051        0.051        0.050        0.054        0.033
                                                     -------------------------------------------------------------------------------
Distributions:
   From net investment income ...................           (0.035)      (0.051)      (0.051)      (0.050)      (0.054)      (0.033)
                                                     -------------------------------------------------------------------------------
NET ASSET VALUE-- END OF PERIOD .................            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     ===============================================================================
TOTAL RETURN ....................................          3.51%**        5.26%        5.17%        5.17%        5.50%        3.37%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses .....................................           0.52%*        0.53%        0.54%        0.53%        0.54%        0.53%
   Net investment income ........................           4.61%*        5.13%        5.06%        5.03%        5.37%        3.33%
Net assets, end of period (000 omitted) .........       $1,651,174   $1,702,734   $1,191,271     $980,856     $751,125     $606,835

----------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                      FOR THE PERIOD             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                     OCTOBER 1, 1998   -------------------------------------------------------------
                                                         THROUGH
                                                      JUNE 30, 1999      1998         1997        1996         1995          1994
                                                     -------------------------------------------------------------------------------
RODNEY SQUARE TAX-EXEMPT FUND (3)
For a Share Outstanding Through Each Period:

NET ASSET VALUE-- BEGINNING OF PERIOD ...........            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     -------------------------------------------------------------------------------
Investment Operations:
   Net investment income ........................            0.019        0.031        0.030        0.031        0.033        0.021
                                                     -------------------------------------------------------------------------------
Distributions:
   From net investment income ...................           (0.019)      (0.031)      (0.030)      (0.031)      (0.033)      (0.021)
                                                     -------------------------------------------------------------------------------
NET ASSET VALUE-- END OF PERIOD .................            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     ===============================================================================

TOTAL RETURN ....................................          1.96%**        3.11%        3.09%        3.11%        3.36%        2.17%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses .....................................           0.55%*        0.55%        0.57%        0.56%        0.54%        0.54%
   Net investment income ........................           2.58%*        3.05%        3.05%        3.08%        3.29%        2.13%
Net assets, end of period (000 omitted) .........         $451,509     $392,610     $280,864     $237,185     $318,213     $388,565


 * Annualized.
** Not annualized.


(1) Effective November 1, 1999, the Wilmington U.S. Government Portfolio acquired the assets and liabilities of the Rodney Square Fund -- U.S. Government Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington U.S. Government Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Fund -- U.S. Government Portfolio, which is deemed to be the "accounting survivor".

(2) Effective November 1, 1999, the Wilmington Prime Money Market Portfolio acquired the assets and liabilities of the Rodney Square Fund -- Money Market Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Prime Money Market Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Fund -- Money Market Portfolio, which is deemed to be the "accounting survivor".

(3) Effective November 1, 1999, the Wilmington Tax-Exempt Portfolio acquired the assets and liabilities of the Rodney Square Tax-Exempt Fund, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Tax-Exempt Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Tax-Exempt Fund, which is deemed to be the "accounting survivor".

MANAGEMENT OF THE PORTFOLIOS
The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Rodney Square Management Corporation, the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Company, which is wholly owned by Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations.

Each of the U.S. Government Series, the Prime Money Market Series, and the Tax-Exempt Series pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. Out of its fees, RSMC makes payments to PFPC Inc. for the provision of administration, accounting and transfer agency services and to PFPC Trust Company for provision of custodial services.

For the twelve months ended June 30, 1999, the U.S. Government Series, Prime Money Market Series and Tax-Exempt Series paid RSMC 0.47%, 0.45% and 0.47%, respectively, of the Series' average daily net assets for investment advisory services.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

Asset                                          Shareholder
Management                                     Services
------------------------------------           --------------------------------

        INVESTMENT ADVISER                             TRANSFER AGENT

  RODNEY SQUARE MANAGEMENT CORP.                          PFPC INC.
        RODNEY SQUARE NORTH                         400 BELLEVUE PARKWAY
       1100 N. MARKET STREET                        WILMINGTON, DE 19809
     WILMINGTON, DE 19890-0001
                                                Handles shareholder services,
                                                 including recordkeeping and
                                                   statements, payment of
                                               distribution and processing of
 Manages each Portfolio's business                 buy and sell requests.
    and investment activities.

------------------------------------           --------------------------------

                        ---------------------------------

                                 WT MUTUAL FUND

                        ---------------------------------

Fund                                           Asset
Operations                                     Safe Keeping
------------------------------------           --------------------------------

         ADMINISTRATOR AND                                CUSTODIAN
         ACCOUNTING AGENT
                                                   WILMINGTON TRUST COMPANY
             PFPC INC.
                                                    1100 N. MARKET STREET
       400 BELLEVUE PARKWAY
                                                     WILMINGTON, DE 19890
       WILMINGTON, DE 19809

Provides facilities, equipment and
      personnel to carry out                    Holds each Portfolio's assets,
administrative services related to               settles all portfolio trades
each Portfolio and calculates each                 and collects most of the
Portfolio's NAV and distributions.               valuation data required for
                                                 calculating each Portfolio's
                                                       NAV per share.

------------------------------------           --------------------------------

                        Distribution
                        ---------------------------------

                                   DISTRIBUTOR

                          PROVIDENT DISTRIBUTORS, INC.

                           FOUR FALLS CORPORATE CENTER

                           WEST CONSHOHOCKEN, PA 19428

                          Distributes each Portfolio's
                                     shares.

                        ---------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = ASSETS - LIABILITIES
                                 --------------------
                                   Outstanding Shares
--------------------------------------------------------------------------------

PFPC determines the NAV per share of each Portfolio as of 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern Time for the U.S. Government Portfolio and the Prime Money Market Portfolio, on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

     New Year's Day                   Memorial Day        Veterans Day
     Martin Luther King, Jr. Day      Independence Day    Thanksgiving Day
     President's Day                  Labor Day           Christmas Day
     Good Friday                      Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o  Directly by mail or by wire
         o As a client of WTC through a trust account or a corporate cash management account
         o  As a client of a Service Organization
--------------------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Institutional shares of the Portfolios is $1,000. Additional investments in any Portfolio may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  REGULAR MAIL:          OVERNIGHT MAIL:
                  ------------           --------------
                  WT Mutual Fund         WT Mutual Fund
                  c/o PFPC Inc.          c/o PFPC Inc.
                  P.O. Box 8951          400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899   Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern Time for the U.S. Government Portfolio and the Prime Money Market Portfolio. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern Time for the U.S. Government Portfolio and the Prime Money Market Portfolio or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o        By mail
         o        By telephone
         o        By check
--------------------------------------------------------------------------------

You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day (if received after 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and after 2:00 p.m. Eastern Time for the U.S. Government Portfolio and the Prime Money Market Portfolio, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  REGULAR MAIL:          OVERNIGHT MAIL:
                  ------------           --------------
                  WT Mutual Fund         WT Mutual Fund
                  c/o PFPC Inc.          c/o PFPC Inc.
                  P.O. Box 8951          400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899   Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY CHECK: You may use the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account, except for the Wilmington Premier Money Market Portfolio. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Portfolio and the Transfer Agent reserve the right to terminate or alter the checkwriting service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For additional information on other ways to redeem shares, please refer to the Statement of Information.

EXCHANGE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
--------------------------------------------------------------------------------

You may exchange all or a portion of your shares in a Portfolio for Institutional class shares of the following Portfolios:

         Wilmington Prime Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Premier Money Market Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Intermediate Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio
         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Mid Cap Value Portfolio
         Wilmington Small Cap Value Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
--------------------------------------------------------------------------------

Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES
As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income law.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES
The Portfolios issue Investor and Institutional share classes. The Institutional class is offered to retirement plans. The Investor class pays an additional 12b-1 fee. Any investor may purchase Investor class shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware  19809
(800) 336-9970
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

   FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING
     ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-336-9970.

The investment company registration number for WT Mutual Fund 811-08648.

                   THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    THE WILMINGTON U.S. GOVERNMENT PORTFOLIO
                       THE WILMINGTON TAX-EXEMPT PORTFOLIO

                                OF WT MUTUAL FUND

                                 INVESTOR SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about these money market mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Portfolios:
o   are not bank deposits
o are not obligations of, or guaranteed or endorsed by Wilmington Trust Company or any of its affiliates
o   are not federally insured
o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
o   are not guaranteed to achieve their goal(s)
o   may not be able to maintain a stable $1 share price

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary...................................3
HISTORY OF EACH PORTFOLIO.          Performance Information...................4
                                    Fees and Expenses.........................6
                                    Investment Objectives.....................7
                                    Primary Investment Strategies.............8
                                    Additional Risk Information...............9
                                    Financial Highlights.....................10

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE PORTFOLIOS
PROVIDERS.                          Investment Adviser.......................11
                                    Service Providers........................11

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares........................13
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares.......................13
THE PORTFOLIOS.                     Redemption of Shares.....................15
                                    Exchange of Shares.......................17
                                    Distributions............................18
                                    Taxes....................................18

DETAILS ON DISTRIBUTION             DISTRIBUTION ARRANGEMENTS
PLANS AND THE PORTFOLIOS'           Rule 12b-1 Fees..........................19
MASTER/FEEDER                       Master/Feeder Structure..................19
ARRANGEMENT.                        Share Classes............................19

                                    FOR MORE INFORMATION.............back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                   THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    THE WILMINGTON U.S. GOVERNMENT PORTFOLIO
                       THE WILMINGTON TAX-EXEMPT PORTFOLIO

                                 INVESTOR SHARES

PORTFOLIO DESCRIPTION
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE MONEY MARKET FUNDS?
         Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.
--------------------------------------------------------------------------------

SUMMARY
Investment Objective           o  The PRIME MONEY MARKET AND U.S. GOVERNMENT
                                  PORTFOLIOS each seek high current income,
                                  while preserving capital and liquidity.
                               o  The TAX EXEMPT PORTFOLIO seeks high current
                                  interest income exempt from federal income
                                  taxes while preserving principal.
--------------------------------------------------------------------------------
Investment Focus               o  Money market instruments.

--------------------------------------------------------------------------------
Share Price Volatility         o  Each Portfolio will strive to maintain a
                                  stable $1.00 share price.
--------------------------------------------------------------------------------
Principal Investment Strategy  o  Each Portfolio operates as a "feeder fund"
                                  which means that the Portfolio does not buy
                                  individual securities directly. Instead, it
                                  invests in a corresponding mutual fund or
                                  "master fund," which in turn purchases
                                  investment securities. The Portfolios invest
                                  all of their assets in master funds, which are
                                  separate series of WT Investment Trust I. Each
                                  Portfolio and its corresponding Series have
                                  the same investment objective, policies and
                                  limitations.
                               o  The U.S. GOVERNMENT PORTFOLIO invests in the
                                  U.S. Government Series, which invests at least
                                  65% of its assets in U.S. Government
                                  obligations and repurchase agreements
                                  collateralized by such obligations.
                               o  The PRIME MONEY MARKET PORTFOLIO invests in
                                  the Prime Money Market Series, which invests
                                  in money market instruments, including bank
                                  obligations, high quality commercial paper and
                                  U.S. Government obligations.
                               o  The TAX-EXEMPT PORTFOLIO invests in the
                                  Tax-Exempt Series, which invests in high
                                  quality municipal obligations, municipal bonds
                                  and other instruments exempt from federal
                                  income tax.
                               o  In selecting securities for the Series, the
                                  adviser seeks current income, liquidity and
                                  safety of principal. The adviser may sell
                                  securities if the securities are downgraded to
                                  a lower ratings category.
                               o  Each of the U.S. Government Portfolio and
                                  Prime Money Market Portfolio, through its
                                  corresponding Series, may invest more than 25%
                                  of its total assets in the obligations of
                                  banks and finance companies.
--------------------------------------------------------------------------------
Principal Risks                The Portfolios are subject to the following risks
                               summarized below which are further described under "Additional Risk Information."
                               o  An investment in a Portfolio is not a deposit
                                  of Wilmington Trust Company or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each

--------------------------------------------------------------------------------
                                  Portfolio seeks to preserve the value of your
                                  investment at $1.00 per share, it is possible
                                  to lose money by investing in a Portfolio.
                               o  The obligations in which the Portfolios invest
                                  through their corresponding Series are subject
                                  to credit risk and interest rate risk.
                                  Typically, when interest rates rise, the
                                  market prices of debt securities go down.
                               o  The performance of a Portfolio will depend on
                                  whether or not the adviser is successful in
                                  pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile               o  Conservative
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                   THE WILMINGTON PRIME MONEY MARKET PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

[EDGAR presentation of data points]
1989                9.14%
1990                8.04%
1991                6.08%
1992                3.61%
1993                2.86%
1994                3.89%
1995                5.63%
1996                5.08%
1997                5.22%
1998                5.17%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR REFLECTS THE IMPOSITION OF RULE 12B-1 DISTRIBUTION FEES. IF SUCH AMOUNTS WERE DEDUCTED, RETURNS WOULD BE HIGHER.

1999 Total Return as of September 30: 3.46%

                           BEST QUARTER      WORST QUARTER
                              2.36%              0.70%
                          (June 30, 1989)   (June 30, 1993)

AVERAGE ANNUAL RETURNS AS OF 12/31/98     1 YEAR    5 YEAR   10 YEAR
-------------------------------------     ------    ------   -------
Prime Money Market Portfolio               5.17%     5.00%    5.46%

                    THE WILMINGTON U.S. GOVERNMENT PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

[EDGAR presentation of data points]
1989                8.96%

1990                7.86%
1991                5.73%
1992                3.38%
1993                2.82%
1994                3.82%
1995                5.51%
1996                4.99%
1997                5.12%
1998                5.07%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART REFLECTS THE IMPOSITION OF RULE 12B-1 DISTRIBUTION FEES. IF SUCH AMOUNTS WERE DEDUCTED, RETURNS WOULD BE HIGHER.

1999 Total Return as of September 30: 3.40%

                           BEST QUARTER      WORST QUARTER
                              2.31%             0.69%
                          (June 30, 1989)   (March 31, 1993)

AVERAGE ANNUAL RETURNS AS OF 12/31/98     1 YEAR    5 YEAR   10 YEAR
-------------------------------------     ------    ------   -------
U.S. Government Portfolio                  5.07%     4.90%    5.31%

                       THE WILMINGTON TAX-EXEMPT PORTFOLIO
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.

EDGAR presentation of data points
1989                6.07%
1990                5.57%
1991                4.15%
1992                2.66%
1993                1.98%
1994                2.42%
1995                3.47%
1996                3.01%
1997                3.15%
1998                2.98%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART REFLECS THE IMPOSITION OF RULE 12B-1 DISTRIBUTION FEES. IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE HIGHER.

1999 Total Return as of September 30: 2.98%

                           BEST QUARTER      WORST QUARTER
                              1.61%              0.47%
                          (June 30, 1989)   (March 31, 1994)

AVERAGE ANNUAL RETURNS AS OF 12/31/98     1 YEAR    5 YEAR   10 YEAR
-------------------------------------     ------    ------   -------
Tax-Exempt Portfolio                       2.98%     3.00%    3.54%

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS YIELD?
         Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.
--------------------------------------------------------------------------------

       You may call (800) 336-9970 to obtain a Portfolio's current 7-day yield.

FEES AND EXPENSES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE MUTUAL FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolios' expenses in the table below are shown as a percentage of the Portfolios' net assets. These expenses are deducted from Portfolio assets.
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio. No sales charges or other fees are paid directly from your investment.

                                 INVESTOR CLASS

  ANNUAL FUND OPERATING                                 THE U.S.
  EXPENSES (EXPENSES THAT ARE       THE PRIME MONEY    GOVERNMENT THE TAX-EXEMPT
  DEDUCTED FROM PORTFOLIO ASSETS) 1 MARKET PORTFOLIO   PORTFOLIO    PORTFOLIO
                                    ----------------   ---------    ---------
 Management fees                          0.45%           0.47%        0.47%
 Distribution (12b-1) fees 2              0.05%           0.05%        0.05%
 Other expenses                           0.07%           0.07%        0.08%
 TOTAL ANNUAL OPERATING EXPENSES          0.57%           0.59%        0.60%

-------------------------------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of each Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 While the Distribution (12b-1) Plan provides for reimbursement of up to 0.20% of each Portfolio's average net assets, the Boards of Trustees have authorized annual payments of up to 0.05% of each Portfolio's average net assets for the current fiscal year.

EXAMPLE
This example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o   you reinvested all dividends;
o   the average annual return was 5%;
o the Portfolio's maximum total operating expenses are charged and remain the same over the time periods; and
o   you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------                    ------    -------    -------    --------
Prime Money Market Portfolio        $58        $183      $318        $714
U.S. Government  Portfolio          $60        $189      $329        $738
Tax-Exempt Portfolio                $61        $192      $335        $750

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
o The PRIME MONEY MARKET PORTFOLIO and U.S. GOVERNMENT PORTFOLIO each seek a high level of current income consistent with the preservation of capital and liquidity.
o The TAX-EXEMPT PORTFOLIO seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of principal.

The investment objectives for each Portfolio may not be changed without shareholder approval. Each Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
The PRIME MONEY MARKET PORTFOLIO invests its assets in the Prime Money Market Series, which in turn invests in:
o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;
o   high quality commercial paper and corporate obligations;
o   U.S. Government obligations;
o   high quality municipal securities; and
o repurchase agreements that are fully collateralized by U.S. Government obligations.

U.S. Government obligations are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The U.S. GOVERNMENT PORTFOLIO invests its assets in the U.S. Government Series, which in turn invests at least 65% of its total assets in:
o   U.S. Government obligations; and
o   repurchase agreements that are fully collateralized by such obligations.

The TAX-EXEMPT PORTFOLIO invests its assets in the Tax-Exempt Series, which in turn invests in:
o   high quality municipal obligations and municipal bonds;
o   floating and variable rate obligations;
o   participation interests;
o   high quality tax-exempt commercial paper; and
o   high quality short-term municipal notes.

The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSRO, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

Each Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Portfolio. Further information about investment risks is available in our Statement of Additional Information:
o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.
o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Portfolio will vary with changes in interest rates.
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.
o MASTER/FEEDER RISK: The Portfolios' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the

    Portfolios might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.
o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.
o YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Portfolios could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolios are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolios.

    Additionally, if a company in which a Series is invested is adversely affected by Year 2000 Problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's financial performance for the past 5 years or since the inception of the Portfolio, if shorter. Certain information reflects financial results for a single Investor share of a Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights have been audited by Ernst & Young LLP, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.


                                                      FOR THE PERIOD             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                     OCTOBER 1, 1998   -------------------------------------------------------------
                                                         THROUGH
                                                      JUNE 30, 1999      1998         1997        1996         1995          1994
                                                     -------------------------------------------------------------------------------
RODNEY SQUARE FUND -- U.S. GOVERNMENT PORTFOLIO (1)
For a Share Outstanding Through Each Period:
NET ASSET VALUE-- BEGINNING OF PERIOD ...........            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     -------------------------------------------------------------------------------
Investment Operations:
   Net investment income ........................            0.034        0.051        0.050        0.050        0.052        0.033
                                                     -------------------------------------------------------------------------------
Distributions:
   From net investment income ...................           (0.034)      (0.051)      (0.050)      (0.050)      (0.052)      (0.033)
                                                     -------------------------------------------------------------------------------
NET ASSET VALUE-- END OF PERIOD .................            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     ===============================================================================
TOTAL RETURN ....................................          3.42%**        5.19%        5.07%        5.08%        5.37%        3.32%

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses .....................................           0.54%*        0.54%        0.55%        0.55%        0.55%        0.53%
   Net investment income ........................           4.51%*        5.06%        4.96%        4.97%        5.25%        3.27%
Net assets, end of period (000 omitted) .........         $547,833     $802,153     $378,475     $341,426     $306,096     $336,766



                                                      FOR THE PERIOD             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                     OCTOBER 1, 1998   -------------------------------------------------------------
                                                         THROUGH
                                                      JUNE 30, 1999      1998         1997        1996         1995          1994
                                                     -------------------------------------------------------------------------------
RODNEY SQUARE FUND -- MONEY MARKET PORTFOLIO (2)
For a Share Outstanding Through Each Period:

NET ASSET VALUE-- BEGINNING OF PERIOD ...........            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     -------------------------------------------------------------------------------
Investment Operations:
   Net investment income ........................            0.035        0.051        0.051        0.050        0.054        0.033
                                                     -------------------------------------------------------------------------------
Distributions:
   From net investment income ...................           (0.035)      (0.051)      (0.051)      (0.050)      (0.054)      (0.033)
                                                     -------------------------------------------------------------------------------
NET ASSET VALUE-- END OF PERIOD .................            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     ===============================================================================
TOTAL RETURN ....................................          3.51%**        5.26%        5.17%        5.17%        5.50%        3.37%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses .....................................           0.52%*        0.53%        0.54%        0.53%        0.54%        0.53%
   Net investment income ........................           4.61%*        5.13%        5.06%        5.03%        5.37%        3.33%
Net assets, end of period (000 omitted) .........       $1,651,174   $1,702,734   $1,191,271     $980,856     $751,125     $606,835

----------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CONTINUED
--------------------------------------------------------------------------------

                                                      FOR THE PERIOD             FOR THE FISCAL YEARS ENDED SEPTEMBER 30,
                                                     OCTOBER 1, 1998   -------------------------------------------------------------
                                                         THROUGH
                                                      JUNE 30, 1999      1998         1997        1996         1995          1994
                                                     -------------------------------------------------------------------------------
RODNEY SQUARE TAX-EXEMPT FUND (3)
For a Share Outstanding Through Each Period:

NET ASSET VALUE-- BEGINNING OF PERIOD ...........            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     -------------------------------------------------------------------------------
Investment Operations:
   Net investment income ........................            0.019        0.031        0.030        0.031        0.033        0.021
                                                     -------------------------------------------------------------------------------
Distributions:
   From net investment income ...................           (0.019)      (0.031)      (0.030)      (0.031)      (0.033)      (0.021)
                                                     -------------------------------------------------------------------------------
NET ASSET VALUE-- END OF PERIOD .................            $1.00        $1.00        $1.00        $1.00        $1.00        $1.00
                                                     ===============================================================================

TOTAL RETURN ....................................          1.96%**        3.11%        3.09%        3.11%        3.36%        2.17%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
   Expenses .....................................           0.55%*        0.55%        0.57%        0.56%        0.54%        0.54%
   Net investment income ........................           2.58%*        3.05%        3.05%        3.08%        3.29%        2.13%
Net assets, end of period (000 omitted) .........         $451,509     $392,610     $280,864     $237,185     $318,213     $388,565


 * Annualized.
** Not annualized.
(1) Effective November 1, 1999, the Wilmington U.S. Government Portfolio acquired the assets and liabilities of the Rodney Square Fund -- U.S. Government Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington U.S. Government Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Fund -- U.S. Government Portfolio, which is deemed to be the "accounting survivor".

(2) Effective November 1, 1999, the Wilmington Prime Money Market Portfolio acquired the assets and liabilities of the Rodney Square Fund -- Money Market Portfolio, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Prime Money Market Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Fund -- Money Market Portfolio, which is deemed to be the "accounting survivor".

(3) Effective November 1, 1999, the Wilmington Tax-Exempt Portfolio acquired the assets and liabilities of the Rodney Square Tax-Exempt Fund, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the Wilmington Tax-Exempt Portfolio was not in operation. The financial highlights presented herein are those of the Rodney Square Tax-Exempt Fund, which is deemed to be the "accounting survivor".


MANAGEMENT OF THE PORTFOLIOS
The Board of Trustees for each Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER? The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Rodney Square Management Corporation, the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Company, which is wholly owned by Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations.

Each of the U.S. Government Series, the Prime Money Market Series, and the Tax-Exempt Series pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. Out of its fees, RSMC makes payments to PFPC Inc. for the provision of administration, accounting and transfer agency services and to PFPC Trust Company for provision of custodial services.

For the twelve months ended June 30, 1999, the U.S. Government Series, Prime Money Market Series and Tax-Exempt Series paid RSMC 0.47%, 0.45% and 0.47%, respectively, of the Series' average daily net assets for investment advisory services.

SERVICE PROVIDERS
The chart below provides information on the Portfolios' primary service providers.

Asset                                         Shareholder
Management                                    Services
------------------------------------          --------------------------------

        INVESTMENT ADVISER                            TRANSFER AGENT

  RODNEY SQUARE MANAGEMENT CORP.                         PFPC INC.

        RODNEY SQUARE NORTH                        400 BELLEVUE PARKWAY

       1100 N. MARKET STREET                       WILMINGTON, DE 19809
     WILMINGTON, DE 19890-0001

                                               Handles shareholder services,
                                                including recordkeeping and
                                                  statements, payment of
 Manages each Portfolio's business            distribution and processing of
    and investment activities.                    buy and sell requests.

------------------------------------          --------------------------------

                       ---------------------------------

                                 WT MUTUAL FUND

                       ---------------------------------

Fund                                          Asset
Operations                                    Safe Keeping
------------------------------------          --------------------------------

         ADMINISTRATOR AND                               CUSTODIAN
         ACCOUNTING AGENT
                                                    WILMINGTON TRUST COMPANY
             PFPC INC.

       400 BELLEVUE PARKWAY                          1100 N. MARKET STREET

       WILMINGTON, DE 19809                           WILMINGTON, DE 19890

Provides facilities, equipment and
      personnel to carry out                  Holds each Portfolio's assets,
administrative services related to             settles all portfolio trades
each Portfolio and calculates each               and collects most of the
Portfolio's NAV and distributions.              valuation data required for
                                               calculating each Portfolio's
                                                      NAV per share.

------------------------------------          --------------------------------

                         Distribution
                       ---------------------------------

                                   DISTRIBUTOR

                          PROVIDENT DISTRIBUTORS, INC.

                           FOUR FALLS CORPORATE CENTER

                           WEST CONSHOHOCKEN, PA 19428

                          Distributes each Portfolio's
                                    shares.

                       ---------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
Each Portfolio uses its best effort to maintain its $1 constant share price and values its securities at cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = ASSETS - LIABILITIES
                                 --------------------
                                   Outstanding Shares
--------------------------------------------------------------------------------

PFPC determines the NAV per share of each Portfolio as of 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and as of 2:00 p.m. Eastern Time for the U.S. Government Portfolio and the Prime Money Market Portfolio, on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio.

Shares will not be priced on those days the Portfolios are closed. As of the date of this prospectus, those days are:

     New Year's Day                      Memorial Day           Veterans Day
     Martin Luther King, Jr. Day         Independence Day       Thanksgiving Day
     President's Day                     Labor Day              Christmas Day
     Good Friday                         Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o  Directly by mail or by wire
         o As a client of WTC through a trust account or a corporate cash management account
         o  As a client of a Service Organization
--------------------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in Investor shares of the Portfolios is $1,000. Additional investments in any Portfolio may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolios' distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolios. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, each Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  REGULAR MAIL:               OVERNIGHT MAIL:
                  ------------                --------------
                  WT Mutual Fund              WT Mutual Fund
                  c/o PFPC Inc.               c/o PFPC Inc.
                  P.O. Box 8951               400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899        Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern Time for the U.S. Government Portfolio and the Prime Money Market Portfolio. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and on or before 2:00 p.m. Eastern Time for the U.S. Government Portfolio and the Prime Money Market Portfolio or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

Any purchase order may be rejected if a Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o   By mail
         o   By telephone
         o   By check
--------------------------------------------------------------------------------

You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day (if received after 12:00 p.m. Eastern time for the Tax-Exempt Portfolio and after 2:00 p.m. Eastern Time for the U.S. Government Portfolio and the Prime Money Market Portfolio or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  REGULAR MAIL:               OVERNIGHT MAIL:
                  ------------                --------------
                  WT Mutual Fund              WT Mutual Fund
                  c/o PFPC Inc.               c/o PFPC Inc.
                  P.O. Box 8951               400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899        Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolios have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY CHECK: You may use the checkwriting option to redeem Portfolio shares by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the checkwriting procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and other returned checks. These charges will be paid by redeeming automatically an appropriate number of Portfolio shares. Each Portfolio and the Transfer Agent reserve the right to terminate or alter the checkwriting service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the checkwriting service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If the shares to be redeemed represent a recent investment made by a check, each Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For additional information on other ways to redeem shares, please refer to the Statement of Information.

EXCHANGE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
--------------------------------------------------------------------------------

You may exchange all or a portion of your shares in a Portfolio for Investor class shares of the following Portfolios:

         Wilmington Prime Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Intermediate Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio
         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Mid Cap Value Portfolio
         Wilmington Small Cap Value Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolios may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

 DISTRIBUTIONS
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
--------------------------------------------------------------------------------

Distributions from the net investment income of each Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Portfolio will be distributed annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES
As long as a Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolios' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. Each Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Portfolio so long as that Portfolio maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Portfolio of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Portfolio intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Portfolio may be taxable.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income law.

This section is only a summary of some important income tax considerations that may affect your investment in a Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Portfolios' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolios do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

RULE 12B-1 FEES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE 12b-1 FEES?
         12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
--------------------------------------------------------------------------------

The Investor class of each Portfolio has adopted a distribution plan under Rule 12b-1 that allows a Portfolio to pay a fee to PDI for the sale and distribution of Investor class shares, and for services provided to Investor class shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the current fiscal year, the maximum distribution fees for Investor shares as a percentage of average daily net assets are as follows:

Prime Money Market Portfolio - Investor Class        0.05%
U.S. Government Portfolio - Investor Class           0.05%
Tax-Exempt Portfolio - Investor Class                0.05%

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

SHARE CLASSES
The Portfolios issue Investor and Institutional classes of shares. The Institutional class is offered to retirement plans. The Investor share classes pay a 12b-1 fee. Any investor may purchase Investor class shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIOS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for a Portfolio's most recently completed fiscal year or half-year. The annual reports include a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of a Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolios may be obtained without charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware  19809
(800) 336-9970
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolios may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

   FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING
     ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)336-9970.

The investment company registration number for WT Mutual Fund is 811-08648.

                  THE WILMINGTON PREMIER MONEY MARKET PORTFOLIO

                                OF WT MUTUAL FUND
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

     This prospectus gives vital information about the Wilmington Premier Money Market Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that this Portfolio:
(BULLET) is not a bank deposit
(BULLET) is not an obligation of, or guaranteed or endorsed by Wilmington Trust
         Company or any of its affiliates
(BULLET) is not federally insured
(BULLET) is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
(BULLET) is not guaranteed to achieve its goals
(BULLET) may not be able to maintain a stable $1 share price

     Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,  PORTFOLIO DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary..................................3
HISTORY OF THE PORTFOLIO.           Performance Information..................4
                                    Fees and Expenses........................4
                                    Investment Objectives....................5
                                    Primary Investment Strategies............6
                                    Additional Risk Information..............6
                                    Financial Highlights.....................7

DETAILS ABOUT THE SERVICE         MANAGEMENT OF THE PORTFOLIO
PROVIDERS.                          Investment Adviser.......................9
                                    Service Providers........................9

POLICIES AND INSTRUCTIONS FOR     SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares.......................11
CLOSING AN ACCOUNT IN THE           Purchase of Shares......................11
PORTFOLIO.                          Redemption of Shares....................13
                                    Exchange of Shares......................14
                                    Distributions...........................15
                                    Taxes...................................15

DETAILS ON THE PORTFOLIO'S        DISTRIBUTION ARRANGEMENTS
MASTER/FEEDER                       Master/Feeder Structure.................16
ARRANGEMENT.
                                  FOR MORE INFORMATION .............back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.
                                        2

                  THE WILMINGTON PREMIER MONEY MARKET PORTFOLIO

PORTFOLIO DESCRIPTION
         PLAIN TALK
--------------------------------------------------------------------------------
                          WHAT ARE MONEY MARKET FUNDS?
         Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.
--------------------------------------------------------------------------------

SUMMARY                 (BULLET)  The PREMIER MONEY MARKET PORTFOLIO seeks high
Investment Objective              current income, while preserving capital and
                                  liquidity.

--------------------------------------------------------------------------------
Investment Focus        (BULLET)  Money market instruments.

--------------------------------------------------------------------------------
Share Price Volatility  (BULLET)  The Portfolio will strive to maintain a stable
                                  $1.00 share price.
--------------------------------------------------------------------------------
Principal Investment
Strategy                (BULLET)  The Portfolio operates as a "feeder fund"
                                  which means that the Portfolio does not buy
                                  individual securities directly. Instead, it
                                  invests in a corresponding mutual fund or
                                  "master fund," which in turn purchases
                                  investment securities. The Portfolio invests
                                  all of its assets in a master fund, which is a
                                  separate series of WT Investment Trust I. The
                                  Portfolio and its corresponding Series has the
                                  same investment objective, policies and
                                  limitations.
                        (BULLET)  The PREMIER MONEY MARKET PORTFOLIO invests in
                                  the Premier Money Market Series, which invests
                                  in money market instruments, including bank
                                  obligations, high quality commercial paper and
                                  U.S. Government obligations.
                        (BULLET)  In selecting securities for the Series, the
                                  adviser seeks current income, liquidity and
                                  safety of principal. The adviser may sell
                                  securities if the securities are downgraded to
                                  a lower ratings category.
                        (BULLET)  The Premier Money Market Portfolio, through
                                  its corresponding Series, may invest more than
                                  25% of its total assets in the obligations of
                                  banks and finance companies.
--------------------------------------------------------------------------------

Principal Risks                The Portfolio is subject to the following risks
                               summarized below which are further described
                               under "Additional Risk Information."
                        (BULLET)  An investment in the Portfolio is not a
                                  deposit of Wilmington Trust Company or any of
                                  its affiliates and is not insured or
                                  guaranteed by the Federal Deposit Insurance
                                  Corporation or any other government agency.
                                  Although the Portfolio seeks to preserve the
                                  value of your investment at $1.00 per share,
                                  it is possible to lose money by investing in
                                  the Portfolio.
                        (BULLET)  The obligations in which the Portfolio invests
                                  through its corresponding Series are subject
                                  to credit risk and interest rate risk.
                                  Typically, when interest rates rise, the
                                  market prices of debt securities go down.
                        (BULLET)  The performance of the Portfolio will depend
                                  on whether or not the adviser is successful in
                                  pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile        (BULLET)  Conservative

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
                  THE WILMINGTON PREMIER MONEY MARKET PORTFOLIO

     The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, past performance is not necessarily an indicator of how the Portfolio will perform in the future.


[EDGAR presentation of data points]
1995                5.9%
1996                5.4%
1997                5.54%
1998                5.49%


THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

                  1999 Total Return as of September 30: 3.71%
                           BEST QUARTER       WORST QUARTER
                              1.47%               1.29%
                          (June 30, 1995)  (June 30, 1996)

                                                              SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98         1 YEAR        (DECEMBER 6, 1994)
-------------------------------------         ------        ------------------
Premier Money Market Portfolio                 5.49%              5.51%

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS YIELD?
         Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.
--------------------------------------------------------------------------------

   You may call (800) 336-9970 to obtain the Portfolio's current 7-day yield.

FEES AND EXPENSES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE MUTUAL FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Portfolio's expenses in the table below are shown as a percentage of the Portfolio's net assets. These expenses are deducted from Portfolio assets.
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

ANNUAL FUND OPERATING EXPENSES                             THE PREMIER MONEY
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS) 1        MARKET PORTFOLIO
                                                            ----------------
Management fees                                                  0.20%
Other expenses                                                   0.11%
TOTAL ANNUAL OPERATING EXPENSES                                  0.31%
Waivers/reimbursements                                           0.11%
Net annual operating expenses                                    0.20%

-------------------------------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the corresponding Series of the Trust in which the Portfolio invests.
2 The adviser has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.20%. This waiver will remain in place until the Board of Trustees approves its termination.
--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

     This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The tables below show what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

(BULLET) you reinvested all dividends;
(BULLET) the average annual return was 5%;
(BULLET) the Portfolio's maximum total operating expenses are charged and remain the same over the time periods; and
(BULLET) you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                  1 YEAR    3 YEARS     5 YEARS     10 YEARS
                                  ------    -------     -------     --------
Premier Money Market Portfolio ... $32        $100       $174         $393


THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF THE PORTFOLIO'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
(BULLET) The PREMIER MONEY MARKET PORTFOLIO seeks a high level of current income consistent with the preservation of capital and liquidity.

     The investment objective for the Portfolio may be changed without shareholder approval. The Portfolio is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that the Portfolio will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
The PREMIER MONEY MARKET PORTFOLIO invests its assets in the Premier Money Market Series, which in turn invests in:
o U.S. dollar-denomination obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;
o commercial paper rated, at the time of purchase, in the highest category of short-term debt ratings of any two nationally recognized statistical rating organizations ("NRSRO");
o corporate obligations having a remaining maturity of 397 calendar days or less, issued by corporations having outstanding comparable obligations that are (a) rated in the two highest categories of any two NRSROs or (b) rated no lower than the two highest long-term debt ratings categories by any NRSRO.
o    U.S. Government obligations;
o    high quality municipal securities; and
o repurchase agreements that are fully collateralized by U.S. Government obligations.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSROs, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

The Series may also invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risks is available in our Statement of Additional Information:
o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.
o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by the Portfolio will vary with changes in interest rates.
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.
o MASTER/FEEDER RISK: The Portfolio's master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the Portfolio might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.
o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.
o YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Portfolio could be adversely affected if the computer systems used by its various service providers (or the market in general) do not properly operate after January 1, 2000. The Portfolio is taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Portfolio.

     Additionally, if a company in which the Series is invested is adversely affected by Year 2000 Problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of the Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

MONEY MARKET PORTFOLIO
----------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
     The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years or since the inception of the Portfolio, if shorter. Certain information reflects financial results for a single share of the Portfolio. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and other distributions). Financial highlights (except for the fiscal years ended June 30, 1995, 1996, 1997 and 1998 which were audited by other auditors) have been audited by Ernst & Young LLP, whose report, along with the Portfolio's financial statements, is included in the Annual Report, which is available without charge upon request.

                                                                              FOR THE FISCAL YEARS ENDED JUNE 30,
                                                                       ------------------------------------------------
                                                              1999 (2)    1998         1997         1996         1995 (1)
                                                     ------------------------------------------------------------------
MONEY MARKET PORTFOLIO
For a Share Outstanding Through Each Period:
NET ASSET VALUE-- BEGINNING OF PERIOD ...........            $1.00        $1.00        $1.00        $1.00        $1.00
                                                     ------------------------------------------------------------------
Investment Operations:
   Net investment income ........................             0.05         0.05         0.05         0.05         0.05
                                                     ------------------------------------------------------------------
Distributions:
   From net investment income ...................            (0.05)       (0.05)       (0.05)       (0.05)       (0.05)
                                                     ------------------------------------------------------------------
NET ASSET VALUE-- END OF PERIOD .................            $1.00        $1.00        $1.00        $1.00        $1.00
                                                     ==================================================================
TOTAL RETURN ....................................            5.15%        5.61%        5.43%        5.61%        5.04%(3)

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL DATA:
   Expenses (4)..................................            0.20%        0.20%        0.20%        0.20%        0.30%(5)
   Net investment income ........................           5.00%*        5.46%        5.31%        5.47%        5.51%(5)
Net assets, end of period (000 omitted) .........         $411,701     $240,359     $415,285     $389,967     $380,708

(1)      For the period July 28, 1994 (commencement of operations) through
         June 30, 1995
(2) Effective October 20, 1998, Wilmington Trust Company ("WTC"), a wholly owned subsidiary of Wilmington Trust Corporation, became the investment manager of each Series of the Trust.
(3)      The total return for the period has not been annualized.
(4) The annualized expense ratios for the Money Market Portfolio had there been no fees waived by the Manager, would have been 0.31%, 0.31%, 0.27%, 0.27% and 0.34% for the fiscal years ended June 30, 1999, 1998, 1997, 1996, and for the period ended June 30, 1995, respectively. The annualized net investment income ratios for the Money Market Portfolio, had there been no fees waived by the Manager, would have been 4.89%, 5.35%, 5.24%, 5.40% and 5.47% for the fiscal years ended June 30, 1999,
         1998, 1997, 1996, and for the period ended June 30, 1995, respectively.
(5)      Annualized

MANAGEMENT OF THE PORTFOLIO
The Board of Trustees for the Portfolio supervises the management, activities and affairs of the Portfolio and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Rodney Square Management Corporation, the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Company, which is wholly owned by Wilmington Trust Corporation. RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations.

The Premier Money Market Series pays a monthly fee to RSMC at the annual rate of 0.20%. Out of its fees, RSMC makes payments to PFPC Inc. for the provision of administration, accounting and transfer agency services and to PFPC Trust Company for provision of custodial services.

Prior to November 1, 1999, WTC served as investment adviser to the Premier Money Market Series. For the period from October 20, 1998 to June 30, 1999, the Premier Money Market Series paid WTC 0.09% of the Series' average daily net assets for investment advisory services. The Series' previous investment adviser, Kiewit Investment Management Corp., received advisory fees of 0.09% of the Series' average daily net assets for the period from July 1, 1998 to October 19, 1998.

SERVICE PROVIDERS
The chart below provides information on the Portfolio's primary service providers.

Asset                                          Shareholder
Management                                     Services
-------------------------------------          --------------------------------

        INVESTMENT ADVISER                             TRANSFER AGENT

RODNEY SQUARE MANAGEMENT CORPORATION                      PFPC INC.

        RODNEY SQUARE NORTH                         400 BELLEVUE PARKWAY

       1100 N. MARKET STREET                        WILMINGTON, DE 19809
     WILMINGTON, DE 19890-0001

                                                Handles shareholder services,
                                                 including recordkeeping and
                                                   statements, payment of
   Manages the Portfolio's                          buy and sell requests.
   investment activities.                        distribution and processing of

-------------------------------------          --------------------------------

                         -------------------------------
                                 WT MUTUAL FUND

                         -------------------------------

Fund                                          Asset
Operations                                    Safe Keeping
------------------------------------          --------------------------------

         ADMINISTRATOR AND                               CUSTODIAN
         ACCOUNTING AGENT
                                                   WILMINGTON TRUST COMPANY
             PFPC INC.
                                                     RODNEY SQUARE NORTH
       400 BELLEVUE PARKWAY
                                                   1100 NORTH MARKET STREET
       WILMINGTON, DE 19809
                                                     WILMINGTON, DE 19890
Provides facilities, equipment and
      personnel to carry out                    Holds the Portfolio's assets,
administrative services related to              settles all portfolio trades
 the Portfolio and calculates the                 and collects most of the
Portfolio's NAV and distributions.               valuation data required for
                                                 calculating the Portfolio's
                                                      NAV per share.
------------------------------------           --------------------------------

                                Distribution

                         -------------------------------

                                  DISTRIBUTION

                          PROVIDENT DISTRIBUTORS, INC.

                           FOUR FALLS CORPORATE CENTER

                           WEST CONSHOHOCKEN, PA 19428

                           Distributes the Portfolio's
                                     shares.

                         -------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Portfolio uses its best effort to maintain its $1 constant share price and values its securities at cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = ASSETS - LIABILITIES
                                 --------------------
                                   Outstanding Shares
--------------------------------------------------------------------------------

PFPC determines the NAV per share of the Portfolio as of 2:00 p.m. Eastern Time, on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

Shares will not be priced on those days the Portfolio is closed. As of the date of this prospectus, those days are:

     New Year's Day                   Memorial Day         Veterans Day
     Martin Luther King, Jr. Day      Independence Day     Thanksgiving Day
     President's Day                  Labor Day            Christmas Day
     Good Friday                      Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o   Directly by mail or by wire
         o As a client of WTC through a trust account or a corporate cash management account
         o   As a client of a Service Organization
--------------------------------------------------------------------------------

Portfolio shares are offered on a continuous basis and are sold without any sales charges. The minimum initial purchase is $10,000,000. Additional investments in the Portfolio may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of WTC through your trust or corporate cash management accounts. If you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Portfolio's distributor ("Service Organization"), you may also purchase shares through such Service Organization. You should also be aware that you may be charged a fee by WTC or the Service Organization in connection with your investment in the Portfolio. If you wish to purchase Portfolio shares through your account at WTC or a Service Organization, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to WT Mutual Fund, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

Send the check and application to:

                  REGULAR MAIL:               OVERNIGHT MAIL:
                  ------------                --------------
                  WT Mutual Fund              WT Mutual Fund
                  c/o PFPC Inc.               c/o PFPC Inc.
                  P.O. Box 8951               400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899        Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) 336-9970 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in the Portfolio are accepted on the Business Day that federal funds are deposited for your account on or before 2:00 p.m. Eastern Time. Monies immediately convertible to federal funds are deposited for your account on or before 2:00 p.m. Eastern Time, or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in the Portfolio are credited to your account as shares of the Portfolio immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of WTC or the Service Organization to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o   By mail
         o   By telephone
         o   By check
--------------------------------------------------------------------------------

You may sell your shares on any Business Day, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of WTC or the Service Organization to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day if received after 2:00 p.m. Eastern Time, or on a non-Business Day, but never later than 7 days following such receipt. If you purchased your shares through an account at WTC or a Service Organization, you should contact WTC or the Service Organization for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  REGULAR MAIL:               OVERNIGHT MAIL:
                  ------------                --------------
                  WT Mutual Fund              WT Mutual Fund
                  c/o PFPC Inc.               c/o PFPC Inc.
                  P.O. Box 8951               400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899        Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If the shares to be redeemed represent a recent investment made by a check, the Portfolio reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Portfolio account falls below $500, the Portfolio may ask you to increase your balance. If the account value is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
--------------------------------------------------------------------------------

You may exchange all or a portion of your shares in the Portfolio for Institutional class shares of the following Portfolios:

         Wilmington Prime Money Market Portfolio
         Wilmington U.S. Government Portfolio
         Wilmington Tax-Exempt Portfolio
         Wilmington Short/Intermediate Bond Portfolio
         Wilmington Intermediate Bond Portfolio
         Wilmington Municipal Bond Portfolio
         Wilmington Large Cap Growth Portfolio
         Wilmington Large Cap Core Portfolio
         Wilmington Small Cap Core Portfolio
         Wilmington International Multi-Manager Portfolio
         Wilmington Large Cap Value Portfolio
         Wilmington Mid Cap Value Portfolio
         Wilmington Small Cap Value Portfolio

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Portfolio into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $500.

To obtain prospectuses of the other Portfolios, you may call (800) 336-9970. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with WTC or in an account with a Service Organization, contact WTC or the Service Organization. The Portfolio may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Portfolio shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
--------------------------------------------------------------------------------

Distributions from the net investment income of the Portfolio are declared daily as a dividend and paid monthly to you. Any net capital gain realized by the Portfolio will be distributed annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES
As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Portfolio's distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Portfolio shares, are taxable to you as ordinary income. The Portfolio will notify you following the end of the calendar year of the amount of dividends paid that year.

You will not recognize any gain or loss on the sale (redemption) or exchange of shares of the Portfolio so long as the Portfolio maintains a stable price of $1.00 a share.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income law.

This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Portfolio does not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. No Portfolio is currently contemplating such a move.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on portfolio holdings and operating results for the Portfolio's most recently completed fiscal year or half-year. The annual reports include a discussion of the market conditions and investment stategies that significantly affected the Portfolio's performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

WT Mutual Fund
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware  19809
(800) 336-9970
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

        FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES
            TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING
                 SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL
                                1-(800)-336-9970.

The investment company registration number for WT Mutual Fund is 811-08648.

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                              INSTITUTIONAL SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary...................................3
HISTORY OF EACH FUND.               Performance Information...................4
                                    Fees and Expenses.........................5
                                    Investment Objectives.....................6
                                    Primary Investment Strategies.............7
                                    Additional Risk Information..............10
                                    Financial Highlights.....................11

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                          Investment Adviser.......................13
                                    Service Providers........................15

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares........................17
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares.......................17
THE FUNDS.                          Redemption of Shares.....................19
                                    Exchange of Shares.......................20
                                    Dividends and Distributions..............21
                                    Taxes....................................21

DETAILS ON THE FUNDS' SHARE         DISTRIBUTION ARRANGEMENTS
CLASSES AND MASTER/FEEDER           Master/Feeder Structure..................22
ARRANGEMENT.                        Share Classes............................22


                                    FOR MORE INFORMATION.............back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                              INSTITUTIONAL SHARES

FUND DESCRIPTION
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS A MUTUAL FUND?
         A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.
--------------------------------------------------------------------------------

SUMMARY
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS "CAP"?
         Cap or the market capitalization of a company means the value of the company's common stock in the stock market.
--------------------------------------------------------------------------------

Investment Objective    o  The LARGE CAP VALUE FUND, MID CAP VALUE FUND and
                           SMALL CAP VALUE FUND each seek to achieve long-term
                           capital appreciation.
--------------------------------------------------------------------------------
Investment Focus        o  Equity (or related) securities
--------------------------------------------------------------------------------
Share Price Volatility  o  Moderate to high
--------------------------------------------------------------------------------
Principal Investment    o  Each Fund operates as a "feeder fund," which means
Strategy                   that the Fund does not buy individual securities
                           directly. Instead, the Fund's invest in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund which is a separate series of another mutual fund. The Funds and their corresponding Series have the same investment objective, policies and limitations.
                        o  The LARGE CAP VALUE FUND will invest its assets in
                           the Large Cap Value Series, which invests at least
                           65% of its total assets in a diversified fund of U.S.
                           equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The
                           Series invests in securities whose prices are low relative to comparable companies. The Series' adviser looks for companies facing dynamic changes such as merger or acquisition, restructuring, change of management, or other type of change in operation, financing or management. The adviser seeks stocks believed to have a greater upside potential than downside risk over an 18-24 month holding period. An important aspect of an investment case is setting a price target. This target typically reflects a risk/reward ratio of 50% appreciation potential achievable over a two-year period versus a perceived risk of no more than 10% of capital. The achievement of the target price is the Series' adviser's primary sell discipline. In other words, if there has been no fundamental change in the investment case, the stock will be sold once the target price is met. Portfolio companies are constantly monitored to determine whether there is any fundamental change, for better or worse, in the reasons for which the stock was purchased. If the dynamics do not appear to be materializing, the stock will be sold. The Series' adviser sells a stock when its target price has been reached, and when company fundamentals do not change within the stock holding period to bring the stock to its target price.
                        o  The MID CAP VALUE FUND will invest its assets in the
                           Mid Cap Value Series, which invests at least 65% of its total assets in a diversified fund of U.S. equity
                           (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Series invests in securities whose prices are low relative to comparable companies. The Series' adviser buys and sells stocks based upon the same considerations described above for Large Cap Value Fund.
                        o  The SMALL CAP VALUE FUND will invest its assets in
                           the Small Cap Value Series, which invests at least
                           65% of its total assets in a diversified fund of U.S.
                           equity (or related) securities with a market cap of $1 billion or less at the time of purchase. The
                           Series

--------------------------------------------------------------------------------
                           invests in securities whose prices are low relative
                           to comparable companies. The Series' adviser buys and
                           sells stocks based upon the same considerations
                           described above for Large Cap Value Fund.
--------------------------------------------------------------------------------
Principal               Risks The Funds are subject to the risks summarized
                        below which are further described under "Additional
                        Risk Information."
                        o  It is possible to lose money by investing in a Fund.
                        o  A Fund's share price will fluctuate in response to
                           changes in the market value of the Fund's
                           investments. Market value changes result from
                           business developments affecting an issuer as well as
                           general market and economic conditions.
                        o  A value-oriented investment approach is subject to
                           the risk that a security believed to be undervalued
                           does not appreciate in value as anticipated.
                        o  Small cap companies may be more vulnerable than
                           larger companies to adverse business or economic
                           developments, and their securities may be less liquid
                           and more volatile than securities of larger
                           companies.
                        o  The performance of a Fund will depend on whether or
                           not the adviser is successful in pursuing an
                           investment strategy.
--------------------------------------------------------------------------------
Investor Profile        o  Investors who want the value of their investment to
                           grow and who are willing to accept more volatility
                           for the possibility of higher returns.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                            CRM LARGE CAP VALUE FUND
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


[EDGAR presentation of data points]
1992     13.49%
1993     13.75%
1994     -1.64%
1995     34.38%
1996     21.86%
1997     24.55%
1998     -2.75%

Year-to-date Total Return as of September 30:  -7.63%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR OF THE LARGE CAP VALUE EQUITY PORTFOLIO OF THE RODNEY SQUARE STRATEGIC EQUITY FUND, WHICH IS ONE OF THE PREDECESSORS OF THE FUND'S MASTER SERIES.

                        BEST QUARTER          WORST QUARTER
                           13.48%                -10.62%
                       (June 30, 1997)     (September 30, 1998)

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
--------------------------------------------------------------------------------

Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98       1 YEAR       5 YEAR     10 YEAR
-------------------------------------       ------       ------     -------
Large Cap Value Fund                        -2.75%       14.30%      15.29%
Russell 1000*                               27.02%       23.37%      19.03%
-------------------------
* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                             CRM MID CAP VALUE FUND
The Fund has not been in operation for a full calendar year.

Year-to-date Total Return as of September 30, 1999:  -12.00%

Institutional Shares
                                                            SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98                      (JANUARY 6, 1998)
-------------------------------------                      -----------------
Mid Cap Value Fund                                               6.73%
Russell Mid Cap Index*                                           9.91%

-------------------------
* The Russell Mid Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 index.

                            CRM SMALL CAP VALUE FUND
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.


[EDGAR presentation of data points]
1996     38.95%
1997     21.73%
1998    -12.21%

Year-to-date Total Return as of September 30, 1999:  0.56%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR.

                        BEST QUARTER          WORST QUARTER
                           17.44%                -22.80%
                       (June 30, 1997)     (September 30, 1998)

Investor Shares
                                                              SINCE INCEPTION
AVERAGE ANNUAL RETURNS AS OF 12/31/98          1 YEAR        (OCTOBER 1, 1995)
-------------------------------------          ------        -----------------
Small Cap Value Fund                           -12.21%            15.40%
Russell 2000 Index*                            -2.24%             11.45%

-------------------------
* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

INSTITUTIONAL SHARES
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE      LARGE CAP VALUE  MID CAP VALUE  SMALL CAP VALUE
DEDUCTED FROM FUND ASSETS) 1          FUND            FUND            FUND
                                      ----            ----            ----
Management fees                       0.55%           0.75%            0.75%
Distribution (12b-1) fees             None            None              None
Other Expenses                        0.52%           0.73%            0.31%
TOTAL ANNUAL OPERATING EXPENSES 2     1.07%           1.48%            1.06%
Fee Waiver                             --             0.33%              --
Net Expenses                          1.07%           1.15%            1.06%

-------------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.
2 The adviser has voluntarily undertaken to waive a portion of its fees and assume certain expenses of the above Funds to the extent that the total annual operating expenses exceed 1.15% of net assets. This undertaking will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o    you reinvested all dividends and other distributions
o    the average annual return was 5%
o the Fund's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES       1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------       ------      -------      -------      --------
Large Cap Value Fund        $109         $340        $590         $1,306
Mid Cap Value Fund          $151         $468        $808         $1,768
Small Cap Value Fund        $108         $337        $585         $1,294

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE VALUE FUNDS?
         Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.
--------------------------------------------------------------------------------

VALUE INVESTING. Through their investment the in corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series are managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

THE ADVISER'S PROCESS. The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow - operationally, financially, managerially - when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:

     o   Financial models based principally upon projected cash flows
     o The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company
     o   The extent of management's ownership interest in the company
     o The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

The adviser also evaluates the degree of recognition of the business by investors by monitoring the number of sell side analysts who closely follow the company and nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The advisor also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

In order to place a valuation on the proposed investment, the adviser will consider the company's historic trading multiples, multiples of comparable companies and multiples paid in private market transactions. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18- 24-month holding period.

An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE FUND invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o options on indexes of the common stock of U.S. corporations described above;
o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Large Cap Value Series is a diversified fund of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;
o securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o    warrants; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Mid Cap Value Series is a diversified fund of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE SMALL CAP FUNDS?
         Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volatility.
--------------------------------------------------------------------------------

The SMALL CAP VALUE FUND invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;
o securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o    warrants; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Small Cap Value Series is a diversified fund of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

ALL SERIES. The frequency of fund transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Series turnover rate is normally expected to be less than 100% for each of the Series.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in the Funds unless otherwise indicated. Further information about a Fund's investments is available in our Statement of Additional Information:
o DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
o MASTER/FEEDER RISK: The master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.
o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Fund)
o VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.
o VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value, Small Cap Value Funds)
o YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Series could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Series are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Series.

     Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or since the Fund's inception, if shorter. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge upon request.


                                                                                FOR THE PERIOD
                                                                               OCTOBER 1, 1998           PERIOD
                                                                                    THROUGH               ENDED
                                                                                JUNE 30, 1999      SEPTEMBER 30, 1998(1)
                                                                              -----------------    ---------------------

SMALL CAP VALUE PORTFOLIO (5)

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................    $13.72                $15.99
                                                                                    ------                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.01                  0.01
   Net realized and unrealized gain (loss)
      on investments ...........................................................      1.38                 (2.28)
                                                                                    ------                ------
         Total from investment operations ......................................      1.39                 (2.27)
                                                                                    ------                ------
DISTRIBUTIONS:
   Return of capital ...........................................................       --(2)                  --
                                                                                    ------                ------
         Total distributions ...................................................        --                    --
                                                                                    ------                ------
NET ASSET VALUE-- END OF PERIOD ................................................    $15.11                $13.72
                                                                                    ======                ======

TOTAL RETURN ...................................................................    10.16%(4)              (14.20)%(4)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................     1.08%(3)               1.15%(3)
   Expenses (excluding fee waivers) ............................................     1.09%(3)               1.23%(3)
   Net investment income .......................................................     0.11%(3)               0.08%(3)
Portfolio turnover rate ........................................................       64%                    57%
Net assets at end of period (000 omitted) ......................................   $90,051               $48,246

      (1) For the period January 27, 1998 (inception of Institutional Share class) through September 30, 1998.
      (2) Less than $0.01 per share.
      (3) Annualized.
      (4) Not Annualized.
      (5) Effective November 1, 1999, the CRM Small Cap Value Fund acquired the assets and liabilities of the CRM Funds-Small Cap Value Fund, an open end mutual fund with substantially identical investment objectives. Prior to November 1, 1999, the CRM Small Cap Value Fund was not in operation. The financial highlights presented herein are those of the CRM Funds-Small Cap Value Fund.



                                                                                FOR THE PERIOD
                                                                                OCTOBER 1, 1998          PERIOD
                                                                                    THROUGH               ENDED
                                                                               JUNE 30, 1999        SEPTEMBER 30, 1998(1)
                                                                              -----------------    ---------------------

MID CAP VALUE PORTFOLIO

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................    $ 9.67                $10.00
                                                                                    ------                ------
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.02                  0.05
   Net realized and unrealized gain (loss)
      on investments ...........................................................      1.53                 (0.38)
                                                                                    ------                ------
         Total from investment operations ......................................      1.55                 (0.33)
                                                                                    ------                ------
DISTRIBUTIONS:
   From net investment income ..................................................     (0.05)                   --
   Net realized gain on investments ............................................     (0.04)                   --
                                                                                    ------                ------
         Total distributions ...................................................     (0.09)                   --
                                                                                    ------                ------
NET ASSET VALUE-- END OF PERIOD ................................................    $11.13                $ 9.67
                                                                                    ======                ======

TOTAL RETURN ...................................................................     16.11%(3)             (3.30)%(3)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................      1.15%(2)              1.15%(2)
   Expenses (excluding fee waivers) ............................................      2.86%(2)              4.16%(2)
   Net investment income .......................................................      0.22%(2)              0.84%(2)
Portfolio turnover rate ........................................................       118%                    78
Net assets at end of period (000 omitted) ......................................   $ 9,887                 $5,338

      (1) For the period January 6, 1998 (commencement of operations) through September 30, 1998.
      (2) Annualized.
      (3) Not Annualized.
      (4) Effective November 1, 1999, the CRM Mid Cap Value Fund acquired the assets and liabilities of the CRM Funds - Mid Cap Value Fund, an open end mutual fund with substatially identical investment objectives. Prior to November 1, 1999, the CRM MId Cap Value Fund was not in operation. The financial highlights presented herein are those of the CRM Funds - Mid Cap Value Fund.

MANAGEMENT OF THE FUND
The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for these Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than twenty-five years. As of September 30, 1999, CRM had over $3.4 billion of assets under management.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.

For the twelve months ended June 30, 1999, CRM received investment advisory fees, after waivers, of 0.00% for the Large Cap Value Series, 0.30% for the Mid Cap Value Series and 0.75% for the Small Cap Value Series, as a percentage of the Series' average daily net assets.

MID CAP VALUE STYLE PERFORMANCE INFORMATION
The following reflects the historical performance of the portfolios of all institutional accounts managed by CRM that have investment objectives, policies and strategies substantially similar to that of the CRM Mid Cap Value Fund. This data does not reflect the performance of the Funds. This data compares the performance of these private accounts against the Russell Midcap Index. This performance data should not be considered as an indication of future performance of any Fund or of CRM.

PERIOD                           CRM ADVISER 1         RUSSELL MIDCAP INDEX 2

20 Years: 1/1/79-9/30/99            16.56%                     15.83%
15 Years: 1/1/84-9/30/99            15.30%                     15.85%

10 Years: 1/1/89-9/30/99            12.67%                     13.89%
5 Years: 1/1/94-9/30/99             12.80%                     17.46%
3 Years: 1/1/96-9/30/99              8.15%                     14.88%
1 Year: 1/1/98-9/30/99               1.01%                     19.45%

1 These results are a dollar weighted composite of tax-exempt, fully discretionary, separately managed accounts that are over $1 million in size and were under the Adviser's and its predecessor's management for at least 3 months. As of September 30, 1999, the composite consists of 66 accounts with $1.533 billion in assets (78% of tax-exempt equity assets and 44% of all equity assets) and has been calculated in accordance with standards set by the Association for Investment Management and Research (AIMR), since January 1, 1989. The Funds' performance will be calculated using the method required by the SEC, which differs from the method used to calculate the performance of the private accounts. The composite does not reflect all of the assets under the Adviser's management and may not accurately reflect the performance of all accounts it manages. The separately managed accounts in the composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Internal Revenue Code. All returns reflect the deduction of advisory fees, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for federal or state income taxes. The net effect of the deduction of the operating expenses of the Funds on the annualized performance, including the effect of compounding over time, may be substantial. Consequently, the performance results for the accounts could have been adversely affected if the accounts included in the composite had been regulated as an investment company under the federal securities law. In addition, the Fund's returns would be reduced to the extent their fees and expenses are higher than the fees and expenses incurred by the private accounts.
2 As of the latest reconstitution, the average market capitalization of the Russell Midcap Index was approximately $5.53 billion; the median market capitalization was approximately $2.80 billion. The larger company in the index had an approximate market capitalization of $21.28 billion.

FUND MANAGERS
The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by the CRM. Ronald H. McGlynn and Jay B. Abramson are responsible for the management of each of these Series. In addition, Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of Large Cap Value Fund; Michael A. Prober is part of the team responsible for the management of Mid Cap Value Fund; and Scott L. Scher and Christopher S. Fox are part of the team responsible for the management of Small Cap Value Fund. Each fund manager's business experience and educational background is as follows:

RONALD H. MCGLYNN Chief Executive Officer and President of CRM.

Prior to co-founding CRM in 1973 Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA Executive Vice President of CRM. Jay joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of CRM. Michael joined the firm in 1993 and is responsible for investment research. Prior to joining CRM, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of CRM. Scott joined the firm in 1995 and is responsible for investment research. Prior to joining the CRM in 1995, he worked as an Analyst/Portfolio Manager at The Prudential. Mr. Scher received a B.A. from Harvard College, an M.B.A. from Columbia Business School and is a Chartered Financial Analyst.

KEVIN M. CHIN Vice President at CRM. Kevin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Kevin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

CHRISTOPHER S. FOX, CFA Principal and Vice President at CRM. Chris joined the firm in 1999 and is responsible for investment research. Chris co-founded Schaenen Fox Capital Management, LLC, a hedge fund with small cap value investments. He previously was at Schaenen Wood & Associates, Inc. as Vice President and Senior Manager/Analyst; Chemical Bank's Private Banking Division as a portfolio manager and analyst; and Drexel Burnham Lambert, Inc. as a financial analysts. Chris earned a B.A. in Economics from the State University of New York at Albany and an MBA in Finance from New York University's Stern School of Business.

ADAM L. STARR Vice President at CRM. Adam joined CRM in 1999 and is responsible for investment research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC and and an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Adam earned a B.A. in History from Clark University and an MBA from Columbia University.

SERVICE PROVIDERS
The chart below provides information on the Funds' primary service providers.

Asset                                         Shareholder
Management                                    Services
------------------------------------          --------------------------------

        INVESTMENT ADVISER                            TRANSFER AGENT

   CRAMER ROSENTHAL MCGLYNN, LLC                         PFPC INC.

      707 WESTCHESTER AVENUE                       400 BELLEVUE PARKWAY

      WHITE PLAINS, NY 10604                       WILMINGTON, DE 19809

                                               Handles shareholder services,
                                                including recordkeeping and
                                                  statements, payment of
 Manages each Fund's business and             distribution and processing of
      investment activities.                      buy and sell requests.

------------------------------------          --------------------------------

                        --------------------------------

                               CRM LARGE CAP VALUE

                                CRM MID CAP VALUE

                               CRM SMALL CAP VALUE

                        --------------------------------

Fund                                          Asset
Operations                                    Safe Keeping
------------------------------------          --------------------------------

         ADMINISTRATOR AND                               CUSTODIAN
         ACCOUNTING AGENT
                                                  WILMINGTON TRUST COMPANY
             PFPC INC.
                                                    RODNEY SQUARE NORTH
       400 BELLEVUE PARKWAY
                                                  1100 NORTH MARKET STREET
       WILMINGTON, DE 19809
                                                    WILMINGTON, DE 19890

Provides facilities, equipment and                Holds each Fund's assets,
      personnel to carry out                   settles all portfolio trades
administrative services related to               and collects most of the
   each Fund and calculates each                valuation data required for
   Fund's NAV and distributions.                calculating each Fund's NAV
                                                         per share.

------------------------------------          ---------------------------------

                                Distribution

                        --------------------------------

                                  DISTRIBUTION

                          PROVIDENT DISTRIBUTORS, INC.

                           FOUR FALLS CORPORATE CENTER

                           WEST CONSHOHOCKEN, PA 19428

                         Distributes each Fund's shares.

                        --------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Funds value their assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = ASSETS - LIABILITIES
                                 --------------------
                               Outstanding Shares
--------------------------------------------------------------------------------

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

     New Year's Day                    Memorial Day       Veterans Day
     Martin Luther King, Jr. Day       Independence Day   Thanksgiving Day
     President's Day                   Labor Day          Christmas Day
     Good Friday                       Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o   Directly by mail or by wire
         o   As a client of a Third Party
--------------------------------------------------------------------------------

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Institutional class shares is $1,000,000 (2,000 for IRA's or automatic investment plans). The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional share accounts. The minimum additional investment for Institutional accounts is $20,000. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution, a "Third Party." The policies and fees charged by the Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  REGULAR MAIL:             OVERNIGHT MAIL:
                  ------------              --------------
                  CRM Funds                 CRM Funds
                  c/o PFPC Inc.             c/o PFPC Inc.
                  P.O. Box 8742             400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899      Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to:

             PFPC Trust Company
             c/o PNC Bank
             Philadelphia, PA
             ABA# 031-0000-53
             DDA# 86-0172-6591
             Attention: The CRM Funds.

Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the Transfer Agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Portfolio account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o   By mail
         o   By telephone
--------------------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  REGULAR MAIL:              OVERNIGHT MAIL:
                  ------------               --------------
                  CRM Funds                  CRM Funds
                  c/o PFPC Inc.              c/o PFPC Inc.
                  P.O. Box 8742              400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899       Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

AUTOMATIC REDEMPTIONS: You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic redemptions must be for at least $250.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder, by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $1,000,000 for Institutional share accounts ($2,000 for IRAs or automatic investment plans), the Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions in kind" - payments of redemption proceeds in fund securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
--------------------------------------------------------------------------------

You may exchange all or a portion of your shares in a Fund for Institutional class shares of the following funds:

         Wilmington Prime Money Market Fund
         Wilmington Tax-Exempt Fund
         Wilmington Intermediate Bond Fund
         Wilmington Municipal Bond Fund
         CRM Large Cap Value Fund
         CRM Mid Cap Value Fund
         CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000,000 for Institutional share accounts.

To obtain prospectuses of the other Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Prospectus shares to be acquired through such exchange may be legally made.

DIVIDENDS AND OTHER DISTRIBUTIONS
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
--------------------------------------------------------------------------------

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES
FEDERAL INCOME TAX: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, when designated as such, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE
Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

SHARE CLASSES
Each Fund issues Investor and Institutional share classes, which have different minimum investment requirements and fees. Institutional shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant, and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on fund holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Funds' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-CRM-2883.

The investment company registration number is 811-08648.

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                 INVESTOR SHARES
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary....................................3
HISTORY OF EACH FUND.               Performance Information....................4
                                    Fees and Expenses..........................5
                                    Investment Objectives......................6
                                    Primary Investment Strategies..............7
                                    Additional Risk Information...............10
                                    Financial Highlights......................11

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUND
PROVIDERS.                          Investment Adviser........................13
                                    Service Providers.........................15

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares.........................17
CLOSING AN ACCOUNT IN ANY OF        Purchase of Shares........................17
THE FUNDS.                          Redemption of Shares......................19
                                    Exchange of Shares........................20
                                    Dividends and Distributions...............21
                                    Taxes.....................................21

DETAILS ON THE FUNDS' SHARE         DISTRIBUTION ARRANGEMENTS
CLASSES AND MASTER/FEEDER           Master/Feeder Structure...................22
ARRANGEMENT.                        Share Classes.............................22


                                    FOR MORE INFORMATION..............back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                            CRM LARGE CAP VALUE FUND
                             CRM MID CAP VALUE FUND
                            CRM SMALL CAP VALUE FUND

                                 INVESTOR SHARES

FUND DESCRIPTION
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS A MUTUAL FUND?
         A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.
--------------------------------------------------------------------------------

SUMMARY
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS "CAP"?
         Cap or the market capitalization of a company means the value of the company's common stock in the stock market.
--------------------------------------------------------------------------------

Investment Objective    o  The LARGE CAP VALUE FUND, MID CAP VALUE FUND and
                           SMALL CAP VALUE FUND each seek to achieve long-term capital appreciation.

--------------------------------------------------------------------------------
Investment Focus        o  Equity (or related) securities

--------------------------------------------------------------------------
Share Price Volatility  o  Moderate to high

--------------------------------------------------------------------------
Principal Investment    o  Each Fund operates as a "feeder fund," which means
Strategy                   that the Fund does not buy individual securities
                           directly. Instead, the Fund's invest in a corresponding mutual fund or "master fund," which in turn purchases investment securities. Each Fund invests all of its assets in a master fund which is a separate series of another mutual fund. The Funds and their corresponding Series have the same investment objective, policies and limitations.
                        o  The LARGE CAP VALUE FUND will invest its assets in
                           the Large Cap Value Series, which invests at least
                           65% of its total assets in a diversified fund of U.S.
                           equity (or related) securities with a market cap of $10 billion or higher at the time of purchase. The
                           Series invests in securities whose prices are low relative to comparable companies. The Series' adviser looks for companies facing dynamic changes such as merger or acquisition, restructuring, change of management, or other type of change in operation, financing or management. The adviser seeks stocks believed to have a greater upside potential than downside risk over an 18-24 month holding period. An important aspect of an investment case is setting a price target. This target typically reflects a risk/reward ratio of 50% appreciation potential achievable over a two-year period versus a perceived risk of no more than 10% of capital. The achievement of the target price is the Series' adviser's primary sell discipline. In other words, if there has been no fundamental change in the investment case, the stock will be sold once the target price is met. Portfolio companies are constantly monitored to determine whether there is any fundamental change, for better or worse, in the reasons for which the stock was purchased. If the dynamics do not appear to be materializing, the stock will be sold.
                        o  The MID CAP VALUE FUND will invest its assets in the
                           Mid Cap Value Series, which invests at least 65% of its total assets in a diversified fund of U.S. equity
                           (or related) securities with a market cap between $1 and $10 billion at the time of purchase. The Series invests in securities whose prices are low relative to comparable companies. The Series' adviser buys and sells stocks based upon the same considerations described above for Large Cap Value Fund.
                        o  The SMALL CAP VALUE FUND will invest its assets in
                           the Small Cap Value Series, which invests at least
                           65% of its total assets in a diversified fund of U.S.
                           equity (or related) securities with a market cap of $1 billion or less at the time of purchase. The
                           Series

--------------------------------------------------------------------------------
                           invests in securities whose prices are low relative
                           to comparable companies. The Series' adviser buys and
                           sells stocks based upon the same considerations
                           described above for Large Cap Value Fund.
--------------------------------------------------------------------------------
Principal Risks         The Funds are subject to the risks summarized below
                        which are further described under "Additional Risk
                        Information."
                        o  It is possible to lose money by investing in a Fund.
                        o  A Fund's share price will fluctuate in response to
                           changes in the market value of the Fund's
                           investments. Market value changes result from
                           business developments affecting an issuer as well as
                           general market and economic conditions.
                        o  A value-oriented investment approach is subject to
                           the risk that a security believed to be undervalued
                           does not appreciate in value as anticipated.
                        o  Small cap companies may be more vulnerable than
                           larger companies to adverse business or economic
                           developments, and their securities may be less liquid
                           and more volatile than securities of larger
                           companies.
                        o  The performance of a Fund will depend on whether or
                           not the adviser is successful in pursuing an
                           investment strategy.
--------------------------------------------------------------------------------
Investor Profile        o  Investors who want the value of their investment to
                           grow and who are willing to accept more volatility
                           for the possibility of higher returns.
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION
                            CRM LARGE CAP VALUE FUND
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

[EDGAR presentation of data points]
1992     13.49%
1993     13.75%
1994     -1.64%
1995     34.38%
1996     21.86%
1997     24.55%
1998     -2.75%

Year-to-Date Total Return as of September 30, 1999:  -7.63%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR OF THE LARGE CAP VALUE EQUITY PORTFOLIO OF THE RODNEY SQUARE STRATEGIC EQUITY FUND, WHICH IS ONE OF THE PREDACESSORS OF THE FUND'S MASTER SERIES.THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR SHAREHOLDER SERVICES FEES. IF SUCH FEES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.

                           BEST QUARTER       WORST QUARTER
                               13.48%            -10.62%
                          (June 30, 1997)  (September 30, 1998)

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INDEX?
         An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
--------------------------------------------------------------------------------

Institutional Shares
AVERAGE ANNUAL RETURNS AS OF 12/31/98      1 YEAR     5 YEAR     10 YEAR
-------------------------------------      ------     ------     -------
Large Cap Value Fund                       -2.75%     14.30%     15.29%
Russell 1000 Index*                        27.02%     23.37%     19.03%

-------------------------
* The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

                             CRM MID CAP VALUE FUND
The Fund has not been in operation for a full calendar year.

Year-to-Date Total Return as of September 30, 1999:  -12.00%

Institutional Shares (Investor shares not offered prior to November 1, 1999

                                                            Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/98                      (JANUARY 6, 1998)
-------------------------------------                      -----------------
Mid Cap Value Fund                                               6.73%
Russell Mid Cap Index*                                           9.91%
-------------------------
* The Russell Mid Cap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 35% of the total market capitalization of the Russell 1000 index.

                            CRM SMALL CAP VALUE FUND
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

[EDGAR presentation of data points]
1996     38.95%
1997     21.73%
1998     -12.21%

Year-to-Date Total Return as of September 30, 1999:  0.56%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE FUND'S INVESTOR SHARES FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR SHAREHOLDER SERVICES FEES. IF SUCH FEES HAD BEEN REFLECTED, RETURNS WOULD BE LESS THAN THOSE SHOWN BELOW.

                           BEST QUARTER       WORST QUARTER
                              17.44%             -22.80%
                          (June 30, 1997)  (September 30, 1998)

Investor Shares
                                                          Since Inception
AVERAGE ANNUAL RETURNS AS OF 12/31/98  1 YEAR            (OCTOBER 1, 1995)
-------------------------------------  ------            -----------------
Small Cap Value Fund                   -12.21%                15.40%
Russell 2000 Index*                    -2.24%                 11.45%

-------------------------
* The Russell 2000 Index is a market weighted index composed of 2000 companies with market capitalizations from $50 million to $1.8 billion. The Index is unmanaged and reflects the reinvestment of dividends.

FEES AND EXPENSES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

INVESTOR SHARES
ANNUAL FUND OPERATING
EXPENSES (EXPENSES THAT ARE       Large Cap Value Mid Cap Value Small Cap Value
DEDUCTED FROM FUND ASSETS) 1           FUND            FUND           FUND
                                       ----            ----           ----
Management fees                        0.55%           0.75%          0.75%
Distribution (12b-1) fees              None            None            None
Other Expenses                         0.52%           0.73%          0.31%
Shareholder Servicing fees             0.25%           0.25%          0.25%
TOTAL ANNUAL OPERATING EXPENSES 2      1.32%           1.73%          1.31%
Fee Waiver                              --             0.23%            --
Net Expenses                           1.32%           1.50%          1.31%

-------------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.
2 The adviser has voluntarily undertaken to waive a portion of its fees and assume certain expenses of the above Funds to the extent that the total annual operating expenses exceed 1.50% of net assets. This undertaking will remain in place until the Board of Trustees approves its termination.

EXAMPLE
This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o    you reinvested all dividends and other distributions
o    the average annual return was 5%
o the Fund's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES             1 YEAR       3 YEARS      5 YEARS     10 YEARS
---------------             ------       -------      -------     --------
Large Cap Value Fund         $134          $418        $723        $1,590
Mid Cap Value Fund           $176          $545        $939        $2,041
Small Cap Value Fund         $133          $415        $718        $1,579

THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVES
The Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund each seek to achieve long-term capital appreciation. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE VALUE FUNDS?
         Value funds invest in the common stock of companies that are considered by the adviser to be undervalued relative to their underlying profitability, or rather their stock price does not reflect the value of the company.
--------------------------------------------------------------------------------

VALUE INVESTING. Through their investment in the corresponding Series, the Large Cap Value, Mid Cap Value and Small Cap Value Funds seek to invest in stocks that are less expensive than comparable companies, as determined by price/earnings ratios, cash flows or other measures. Value investing therefore may reduce risk while offering potential for capital appreciation as a stock gains favor among other investors and its price rises.

The Series are managed using investment ideas that the adviser has used for over twenty-five years. The Series' adviser relies on selecting individual stocks and does not try to predict when the stock market might rise or fall. It seeks out those stocks that are undervalued and, in some cases, neglected by financial analysts. The adviser evaluates the degree of analyst recognition by monitoring the number of analysts who follow the company and recommend its purchase or sale to investors.

THE ADVISER'S PROCESS. The adviser starts by identifying early change in a company's operations, finances or management. The adviser is attracted to companies which will look different tomorrow - operationally, financially, managerially - when compared to yesterday. This type of dynamic change often creates confusion and misunderstanding and may lead to a drop in the company's stock price. Examples of change include mergers, acquisitions, divestitures, restructuring, change of management, new market/product/means of production/distribution, regulatory change, etc. Once change is identified, the adviser evaluates the company on several levels. It analyzes:

o    Financial models based principally upon projected cash flows
o The price of the company's stock in the context of what the market is willing to pay for stock of comparable companies and what a strategic buyer would pay for the whole company
o    The extent of management's ownership interest in the company
o The company's market by corroborating its observations and assumptions by meeting with management, customers and suppliers

The adviser also evaluates the degree of recognition of the business by investors by monitoring the number of sell side analysts who closely follow the company and nature of the shareholder base. Before deciding to purchase a stock, the adviser conducts an extensive amount of business due diligence to corroborate its observations and assumptions.

The identification of change comes from a variety of sources including the private capital network which the adviser has established among its clients, historical investments and intermediaries. The advisor also makes extensive use of clipping services and regional brokers and bankers to identify elements of change. The investment professionals regularly meet companies around the country and sponsor more than 200 company/management meetings in its New York office.

In order to place a valuation on the proposed investment, the adviser will consider the company's historic trading multiples, multiples of comparable companies and multiples paid in private market transactions. In its overall assessment, the adviser seeks stocks that it believes have a greater upside potential than downside risk over an 18 - 24-month holding period.

An important function of the adviser is to set a price target, that is, the price at which the stock will be sold when there has been no fundamental change in the investment case. The adviser constantly monitors the companies held by the Series to determine if there have been any fundamental changes in the reasons that prompted the initial purchase of the stock. If significant changes for the better have not materialized, the stock will be sold. The initial investment case for stock purchase, which has been documented, is examined by the adviser's investment professionals. A final decision on selling the stock is made after all such factors are analyzed.

The LARGE CAP VALUE FUND invests its assets in the Large Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $10 billion or higher at the time of purchase;
o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

o options on indexes of the common stock of U.S. corporations described above;
o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Large Cap Value Series is a diversified fund of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

The MID CAP VALUE FUND invests its assets in the Mid Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization between $1 and $10 billion at the time of purchase;
o securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o    warrants; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Mid Cap Value Series is a diversified fund of medium cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE SMALL CAP FUNDS?
         Small cap funds invest in the common stock of companies with smaller market capitalizations. Small cap stocks may provide the potential for higher growth but they also typically have greater risk and more volatility.
--------------------------------------------------------------------------------

The SMALL CAP VALUE FUND invests its assets in the Small Cap Value Series, which, under normal conditions, invests at least 65% of its total assets in the following equity (or related) securities:
o common and preferred stocks of U.S. corporations that are judged by the adviser to be undervalued in the marketplace relative to underlying profitability and have a market capitalization of $1 billion or less at the time of purchase;
o securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;
o    warrants; and
o without limit in commercial paper and other money market instruments rated in one of the two highest rating categories by a NRSRO, in response to adverse market conditions, as a temporary defensive position. The result of this action may be that the Series will be unable to achieve its investment objective.

The Small Cap Value Series is a diversified fund of large cap U.S. equity (or related) securities that are deemed by the adviser to be undervalued as compared to the company's profitability potential.

ALL SERIES. The frequency of fund transactions and a Series' turnover rate will vary from year to year depending on the market. Increased turnover rates incur the cost of additional brokerage commissions and may cause you to receive larger capital gain distributions. Series turnover rate is normally expected to be less than 100% for each of the Series.

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in the Funds unless otherwise indicated. Further information about a Fund's investments is available in our Statement of Additional Information:
o DERIVATIVES RISK: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of a Series' total assets may at any time be committed or exposed to derivative strategies.
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
o MASTER/FEEDER RISK: The master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.
o OPPORTUNITY RISK: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
o SMALL CAP RISK: Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, may be dependent on relatively small or inexperienced management groups and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid and more volatile than securities of larger companies and therefore may involve greater risk than investing in larger companies. (Small Cap Value Fund)
o VALUATION RISK: The risk that a Series has valued certain of its securities at a higher price than it can sell them.
o VALUE INVESTING RISK: The risk that a Series' investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, do not appreciate in value as anticipated. (Large Cap Value, Mid Cap Value, Small Cap Value Funds)
o YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Series could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Series are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Series.

     Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years or since the Fund's inception, if shorter. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that a shareholder would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and other distributions). This information has been audited by Ernst & Young LLP, whose report, along with each Fund's financial statements, is included in the Annual Report, which is available without charge upon request.




                                                                                      For the Year Ended,
                                                                                         September 30,
                                                      June 30, 1999(2)         1998                 1997                  1996(1)
                                                     ----------------    ---------------------  ---------------    -----------------

SMALL CAP VALUE PORTFOLIO (6)

NET ASSET VALUE-- BEGINNING OF PERIOD ................    $13.61                $17.68              $13.71                $10.00
                                                          ------                ------               -----                ------
INVESTMENT OPERATIONS:
   Net investment income .............................     (0.02)                (0.06)              (0.06)                (0.02)
   Net realized and unrealized gain (loss)
      on investments .................................      1.35                 (3.15)               4.89                  3.73
                                                           -----                ------               -----                ------
         Total from investment operations ............      1.33                 (3.21)               4.83                  3.71
                                                           -----                ------               -----                ------
DISTRIBUTIONS:
   From net investment income ........................        --                    --                  --                    --(3)
   Capital gains .....................................        --                 (0.84)              (0.86)                   --
   Return of capital .................................        --(3)              (0.02)                 --                    --
                                                           -----                ------               -----                ------
         Total distributions .........................        --                 (0.86)              (0.86)                   --
                                                           -----                ------               -----                ------
NET ASSET VALUE-- END OF PERIOD ......................    $14.94                $13.61              $17.68                $13.71
                                                           =====                ======               =====                ======

TOTAL RETURN .........................................    9.80%(5)              (18.81)%             37.14%               37.15%

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) .....................    1.42%(4)                1.38%               1.50%                1.49%
   Expenses (excluding fee waivers) ..................    1.46%(4)                1.38%               1.50%                1.98%
   Net investment income .............................   (0.16)%(4)              (0.34)%             (0.56)%              (0.40)%
Portfolio turnover rate ..............................      64%                     57%                 99%                 111%
Net assets at end of period (000 omitted) ............   $94,806              $130,929            $144,001              $45,385

(1) For the year October 1, 1995(commencement of operations) through September 30, 1996 (Note 1).
(2) For the period October 1, 1998 through June 30, 1999.
(3) Less than $0.01 per share.
(4) Annualized.
(5) Not Annualized
(6) Effective November 1, 1999, the CRM Small Cap Value Fund acquired the assets and liabilities of the CRM Funds-Small Cap Value Fund, an open end mutual fund with substantially identical investment objectives.
    Prior to November 1, 1999, the CRM Small Cap Value Fund was not in
    operation. The financial highlights presented herein are those of the
    CRM Funds-Small Cap Value Fund.








                                                                                FOR THE PERIOD
                                                                                OCTOBER 1, 1998       PERIOD
                                                                                    THROUGH            ENDED
                                                                                 JUNE 30, 1999   SEPTEMBER 30, 1998 (1)
                                                                              -----------------  ---------------------

LARGE CAP VALUE PORTFOLIO (4)

NET ASSET VALUE-- BEGINNING OF PERIOD ..........................................    $10.02              $10.00
                                                                                     -----               -----
INVESTMENT OPERATIONS:
   Net investment income .......................................................      0.06                0.01
   Net realized and unrealized gain (loss)
      on investments ...........................................................      2.16                0.01
                                                                                     -----               -----
         Total from investment operations ......................................      2.22                0.02
                                                                                     -----               -----
DISTRIBUTIONS:
   From net investment income ..................................................     (0.06)                 --
   In excess of Net realized gain on investments ...............................      0.01                  --
                                                                                     -----               -----
         Total distributions ...................................................      0.07                  --
                                                                                     -----               -----
NET ASSET VALUE-- END OF PERIOD ................................................    $12.17              $10.02
                                                                                     =====               =====

TOTAL RETURN ...................................................................    22.16%(3)            0.20%(3)

RATIOS (TO AVERAGE NET ASSETS)/
   SUPPLEMENTAL DATA:
   Expenses (net of fee waivers) ...............................................    1.50%(2)            1.50%(2)
   Expenses (excluding fee waivers) ............................................    1.92%(2)            3.95%(2)
   Net investment income .......................................................    0.63%(2)            1.78%(2)
Portfolio turnover rate ........................................................      56%                  7%
Net assets at end of period (000 omitted) ......................................   $30,936            $10,668

(1) For the period August 25, 1998 (commencement of operations) through September 30, 1998.
(2) Annualized
(3) Not annualized
(3) Effective November 1, 1999, the CRM Large Cap Value Fund acquired the assets and liabilities of the CRM Funds - Large Cap Value Fund, an open end mutual fund with substatially identical investment objectives. Prior to November 1,
    1999, the CRM Large Cap Value Fund was not in operation. The financial highlights presented herein are those of the CRM Funds - Large Cap Value
    Fund.

MANAGEMENT OF THE FUND
The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by a Fund and its shareholders.

INVESTMENT ADVISER
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

Cramer Rosenthal McGlynn, LLC, 707 Westchester Avenue, White Plains, New York 10604, serves as the investment adviser to the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series. Subject to the general control of the Board of Trustees, CRM makes investment decisions for these Series. CRM and its predecessors have managed investments in small, medium and large capitalization companies for more than twenty-five years. As of September 30, 1999, CRM had over $3.4 billion of assets under management.

Under the advisory agreement, the Large Cap Value Series pays a monthly advisory fee to CRM at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets over $2 billion. The Mid Cap Value Series and the Small Cap Value Series each pay a monthly advisory fee to CRM at the annual rate of 0.75% of the Series' first $1 billion of average daily net assets; 0.70% of the Series' next $1 billion of average daily net assets; and 0.65% of the Series' average daily net assets over $2 billion.

For the twelve months ended June 30, 1999, CRM received investment advisory fees, after waivers, of 0.00% for the Large Cap Value Series, 0.30% for the Mid Cap Value Series and 0.75% for the Small Cap Value Series, as a percentage of the Series' average daily net assets.

MID CAP VALUE STYLE PERFORMANCE INFORMATION
The following reflects the historical performance of the portfolios of institutioinal accounts managed by CRM that have investment objectives, policies and strategies substantially similar to that of the CRM Mid Cap Value Fund. This data does not reflect the performance of the Funds. This data compares the performance of these private accounts against the Russell Midcap Index. This performance data should not be considered as an indication of future performance of any Fund or of CRM.

PERIOD                       CRM ADVISER 1       RUSSELL MIDCAP INDEX 2

20 Years: 1/1/79-9/30/99        16.56%                    15.83%
15 Years: 1/1/84-9/30/99        15.30%                    15.85%

10 Years: 1/1/89-9/30/99        12.67%                    17.46%
5 Years: 1/1/94-9/30/99         12.80%                    13.89%
3 Years: 1/1/96-9/30/99          8.15%                    14.88%
1 Year: 1/1/98-9/30/99           1.01%                    19.45%

1 These results are a dollar weighted composite of tax-exempt, fully discretionary, separately managed accounts that are over $1 million in size and were under the Adviser's and its predecessor's management for at least 3 months. As of September 30, 1999, the composite consists of 66 accounts with $1.533 billion in assets (78% of tax-exempt equity assets and 44% of all equity assets) and has been calculated in accordance with standards set by the Association for Investment Management and Research (AIMR), since January 1, 1989. The Funds' performance will be calculated using the method required by the SEC, which differs from the method used to calculate the performance of the private accounts. The composite does not reflect all of the assets under the Adviser's management and may not accurately reflect the performance of all accounts it manages. The separately managed accounts in the composite are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed by the 1940 Act or Internal Revenue Code. All returns reflect the deduction of advisory fees, brokerage commissions and execution costs paid by the Adviser's private accounts, without provision for federal or state income taxes. The net effect of the deduction of the operating expenses of the Funds on the annualized performance, including the effect of compounding over time, may be substantial. Consequently, the performance results for the accounts could have been adversely affected if the accounts included in the composite had been regulated as an investment company under the federal securities law. In addition, the Fund's returns would be reduced to the extent their fees and expenses are higher than the fees and expenses incurred by the private accounts.
2 As of the latest reconstitution, the average market capitalization of the Russell Midcap Index was approximately $5.53 billion; the median market capitalization was approximately $2.80 billion. The largest company in the index had an approximate market capitalization of $21.28 billion.

FUND MANAGERS
The day-to-day management of the Large Cap Value Series, the Mid Cap Value Series and the Small Cap Value Series is shared by a team of individuals employed by CRM. Ronald H. McGlynn is responsible for the management of each of these Series. In addition, Kevin M. Chin and Adam L. Starr are part of the team responsible for the management of Large Cap Value Fund; Jay Abramson and Michael
A. Prober are part of the team responsible for the management of Mid Cap Value Fund; and Scott L. Scher and Christopher S. Fox are part of the team responsible for the management of Small Cap Value Fund. Each fund manager's business experience and educational background is as follows:

RONALD H. MCGLYNN Co-founder, Chief Executive Officer and President of CRM. Bringing over 30 years of investment experience to the firm. Ron serves as Chief Investment Officer and Portfolio Manager.

Prior to co-founding CRM in 1973, Mr. McGlynn was a Portfolio Manager at Oppenheimer & Co. He received a B.A. from Williams College and an M.B.A. from Columbia University.

JAY B. ABRAMSON, CPA Executive Vice President of CRM. Jay joined CRM in 1985 and is responsible for investment research and portfolio management. Mr. Abramson received a B.S.E. and J.D. from the University of Pennsylvania Wharton School and Law School, respectively, and is a Certified Public Accountant.

MICHAEL A. PROBER Vice President of CRM. Michael joined the firm in 1993 and is responsible for investment research. Prior to joining the CRM in 1993, he worked in corporate finance and commercial banking at Chase Manhattan Bank and as a Research Analyst for Alpha Capital Venture Partners. Mr. Prober received a B.B.A. from the University of Michigan and an M.M. from the Northwestern University J.L. Kellogg Graduate School of Management.

SCOTT L. SCHER, CFA Vice President of CRM. Scott joined the firm in 1995 and is responsible for investment research. Prior to joining the CRM in 1995, he worked as an Analyst/Portfolio Manager at The Prudential. Mr. Scher received a B.A. from Harvard College, an M.B.A. from Columbia Business School and is a Chartered Financial Analyst.

KEVIN M. CHIN Vice President of CRM. Kevin joined the firm in 1989 and is responsible for investment research. Prior to joining CRM, Kevin was a Financial Analyst for the Mergers and Acquisitions Department of Morgan Stanley and a Risk Arbitrageur with The First Boston Corporation. He received a B.S. from Columbia University School of Engineering & Applied Science.

CHRISTOPHER S. FOX, CFA Principal and Vice President at CRM. Chris joined the firm in 1999 and is responsible for investment research. Chris co-founded Schaenen Fox Capital Management, LLC, a hedge fund with small cap value investments. He previously was at Schaenen Wood & Associates, Inc. as Vice President and Senior Manager/Analyst; Chemical Bank's Private Banking Division as a portfolio manager and analyst; and Drexel Burnham Lambert, Inc. as a financial analysts. Chris earned a B.A. in Economics from the State University of New York at Albany and an MBA in Finance from New York University's Stern School of Business.

ADAM L. STARR Vice President of CRM. Adam joined CRM in 1999 and is responsible for investment research. Prior to joining CRM, he was a Partner and Portfolio Manager at Weiss, Peck & Greer, LLC. and an Analyst and Portfolio Manager at Charter Oak Partners and First Manhattan Company. Adam earned a B.A. in History from Clark University and an MBA from Columbia University.

SERVICE PROVIDERS
The chart below provides information on the Funds' primary service providers.

Asset                                           Shareholder
Management                                      Services
------------------------------------            --------------------------------

        INVESTMENT ADVISER                              TRANSFER AGENT

   CRAMER ROSENTHAL MCGLYNN, LLC                           PFPC INC.

      707 WESTCHESTER AVENUE                         400 BELLEVUE PARKWAY

      WHITE PLAINS, NY 10604                         WILMINGTON, DE 19809

                                                 Handles shareholder services,
                                                  including recordkeeping and
                                                    statements, payment of
 Manages each Fund's business and               distribution and processing of
      investment activities.                        buy and sell requests.

------------------------------------            --------------------------------

                         ---------------------------------

                               CRM LARGE CAP VALUE

                                CRM MID CAP VALUE

                               CRM SMALL CAP VALUE

                         ---------------------------------

Fund                                            Asset
Operations                                      Safe Keeping
------------------------------------            --------------------------------

         ADMINISTRATOR AND                                 CUSTODIAN
         ACCOUNTING AGENT
                                                   WILMINGTON TRUST COMPANY

             PFPC INC.                               RODNEY SQUARE NORTH

       400 BELLEVUE PARKWAY                        1100 NORTH MARKET STREET

       WILMINGTON, DE 19809                          WILMINGTON, DE 19890

Provides facilities, equipment and
      personnel to carry out                       Holds each Fund's assets,
administrative services related to               settles all portfolio trades
   each Fund and calculates each                   and collects most of the
   Fund's NAV and distributions.                  valuation data required for
                                                  calculating each Fund's NAV
                                                          per share.

------------------------------------            --------------------------------

                                Distribution
                         ---------------------------------

                                  DISTRIBUTION

                           PROVIDENT DISTRIBUTORS, INC.

                            FOUR FALLS CORPORATE CENTER

                            WEST CONSHOHOCKEN, PA 19428

                          Distributes each Fund's shares.

                         ---------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
The Funds value their assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Any assets held by a Fund that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC Inc. determines the daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = ASSETS - LIABILITIES
                                 --------------------
                               Outstanding Shares
--------------------------------------------------------------------------------

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

     New Year's Day                  Memorial Day         Veterans Day
     Martin Luther King, Jr. Day     Independence Day     Thanksgiving Day
     President's Day                 Labor Day            Christmas Day
     Good Friday                     Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o  Directly by mail or by wire
         o  As a client of a Third Party
--------------------------------------------------------------------------------

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Investor class shares is $10,000, $2,000 for IRAs or automatic investment plans. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional share accounts. The minimum additional investment for all accounts is $100. You may purchase shares as specified below.

You may also purchase shares if you are a client of a broker or other financial institution, a "Third Party." The policies and fees charged by the Third Party may be different than those charged by a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  REGULAR MAIL:                 OVERNIGHT MAIL:
                  ------------                  --------------
                  CRM Funds                     CRM Funds
                  c/o PFPC Inc.                 c/o PFPC Inc.
                  P.O. Box 8742                 400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899          Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 before making a purchase by wire, and if making an initial purchase, to also obtain an account number. Once you have an account number, you should instruct your bank to wire funds to PFPC Trust Company
c/o PNC Bank
Philadelphia, P.A.
ABA# 031-0000-53
DDA# 86-0172-6591
Attention: The CRM Funds.
Be sure to include your account number, the Fund name and your name. If you make an initial purchase by wire, you must promptly forward a completed application to the Transfer Agent at the address above. If you are making a subsequent purchase, the wire should also indicate your Fund account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders. The Funds will not accept third party checks.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), or an automatic investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o  By mail
         o  By telephone
--------------------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  REGULAR MAIL:                 OVERNIGHT MAIL:
                  ------------                  --------------
                  CRM Funds                     CRM Funds
                  c/o PFPC Inc.                 c/o PFPC Inc.
                  P.O. Box 8742                 400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899          Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

AUTOMATIC REDEMPTIONS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Automatic redemptions must be for at least $250.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature, as the shareholder, by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $10,000 for Investor share accounts $1,000,000 for Institutional share accounts ($2,000 for IRAs or automatic investment plans), the Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make redemptions in kind" - payments of redemption proceeds in fund securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

EXCHANGE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
--------------------------------------------------------------------------------

You may exchange all or a portion of your shares in a Fund for Investor class shares of the following funds:

         Wilmington Prime Money Market Fund
         Wilmington Tax-Exempt Fund
         Wilmington Intermediate Bond Fund
         Wilmington Municipal Bond Fund
         CRM Large Cap Value Fund
         CRM Mid Cap Value Fund
         CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $10,000 for Investor share accounts.

To obtain prospectuses of the other Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of Prospectus shares to be acquired through such exchange may be legally made.

DIVIDENDS AND OTHER DISTRIBUTIONS
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
--------------------------------------------------------------------------------

As a shareholder of a Fund, you are entitled to dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Funds. Dividends are declared and paid annually to you. Each Fund expects to distribute any net realized gains once a year.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Fund shares unless you have elected to receive the distributions in cash.

TAXES
FEDERAL INCOME TAX: As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While each Fund may invest in securities that earn interest exempt from Federal income tax, the Funds invest primarily in taxable securities. Each Fund will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from a Fund, whether reinvested in Fund shares or taken as cash, are generally taxable to you as ordinary income. Distributions of a Fund's net capital gain whether reinvested in Fund shares or taken as cash, when designated as such, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Fund shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. Each the Large Cap Value Fund, the Mid Cap Value Fund and the Small Cap Value Fund, anticipates the distribution of net investment income.

It is a taxable event for you if you sell or exchange shares of any Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

MASTER/FEEDER STRUCTURE
Other investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

SHARE CLASSES
Each Fund issues Investor and Institutional share classes, which have different minimum investment requirements and fees. Institutional shares are offered only to those investors who invest in the Fund through an intermediary (i.e. broker) or through a consultant, and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on fund holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Funds' performance for the most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-CRM-2883.

The investment company registration number is 811-08648.

                         THE CRM INTERMEDIATE BOND FUND
                           THE CRM MUNICIPAL BOND FUND

                              Institutional Shares

================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

o     are not bank deposits

o are not obligations of, or guaranteed or endorsed by the Funds' investment adviser, Wilmington Trust Company, or any of its affiliates

o     are not federally insured

o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

o     are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A look at the goals, strategies,   FUND DESCRIPTION
risks, expenses and financial      Summary.....................................3
history of each fund.              Performance Information.....................4
                                   Fees and Expenses...........................5
                                   Investment Objectives.......................7
                                   Primary Investment Strategies...............7
                                   Additional Risk Information................10

Details about the service          MANAGEMENT OF THE FUND
providers.                         Investment Adviser.........................12
                                   Service Providers..........................13

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and           Pricing of Shares..........................15
closing an account in any of       Purchase of Shares.........................15
the funds.                         Redemption of Shares.......................17
                                   Exchange of Shares.........................18
                                   Dividends and Distributions................19
                                   Taxes......................................20

Details on the funds'              DISTRIBUTION ARRANGEMENTS
share classes and master/          Master/Feeder Structure....................20
feeder arrangements.               Share Classes..............................21

                                   FOR MORE INFORMATION...............back cover

For information about key terms and concepts, look for our "Plain Talk" explanations.

                           CRM INTERMEDIATE BOND FUND
                             CRM MUNICIPAL BOND FUND

                              Institutional Shares

FUND DESCRIPTION

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS A MUTUAL FUND?
      A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.
      -------------------------------------------------------------------

Summary

Investment        o     The Intermediate Bond Fund seeks a high total return,
Objective               consistent with high current income.
                  o     The Municipal Bond Fund seeks a high level of income
                        Investment exempt from federal income tax, consistent
                        with the Objective preservation of capital.
--------------------------------------------------------------------------------
Investment Focus  o     Fixed income securities
--------------------------------------------------------------------------------
Share Price
Volatility        o     Moderate
--------------------------------------------------------------------------------
Principal         o     Each Fund operates as a "feeder fund," which means that
Investment              a Fund does not buy individual securities directly.
Strategy                Instead, the Funds invest in a corresponding mutual fund
                        or "master fund," which in turn purchases investment
                        securities. Each Fund invests all of its assets in a
                        master fund which is a separate series of another mutual
                        fund. The Funds and their corresponding Series have the
                        same investment objectives, policies and limitations.
                  o     The Intermediate Bond Fund invests in the Intermediate
                        Bond Series, which invests at least 85% of its total
                        assets in various types of investment grade fixed income
                        securities.
                  o     The Municipal Bond Fund invests in the Municipal Bond
                        Series, which invests at least 80% of its net assets in
                        municipal securities that provide interest exempt from
                        federal income tax.
                  o     The Series' adviser purchases securities based upon
                        their yield or their potential capital appreciation, or
                        both. The adviser may sell securities in anticipation of
                        market declines or if the securities are downgraded to
                        below investment grade.
--------------------------------------------------------------------------------
Principal Risks   The Funds are subject to the risks summarized below, which are described under "Additional Risk Information."

                  o     An investment in a Fund is not a deposit of Wilmington
                        Trust Company, the Funds' investment adviser, or any of
                        its affiliates and is not insured or guaranteed by the
                        Federal Deposit Insurance Corporation or any other
                        government agency.
                  o     It is possible to lose money by investing in a Fund.
                  o     The fixed income securities in which the Funds invest
                        through their corresponding Series are subject to credit
                        risk, prepayment risk, market risk, liquidity risk and
                        interest rate risk. Typically, when interest rates rise,
                        the market prices of fixed income securities go down.
                  o     The performance of a Fund will depend on whether or not
                        the adviser is successful in pursuing an investment
                        strategy.
--------------------------------------------------------------------------------
Investor Profile  o     Investors who want income from their investments without
                        the volatility of an equity portfolio.
--------------------------------------------------------------------------------

Performance Information

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS TOTAL RETURN?
      Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
      -------------------------------------------------------------------

                           CRM Intermediate Bond Fund

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund and for its predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Intermediate Bond Fund (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

1991           14.36%
1992            6.82%
1993           10.60%
1994           -4.20%
1995           18.90%
1996            1.73%
1997            9.06%
1998            8.73%

1999 Total Return as of September: -1.64%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR OF THE INTERMEDIATE BOND PORTFOLIO OF THE RODNEY SQUARE STRATEGIC FIXED INCOME FUND, THE PREDECESSOR OF THE FUND'S MASTER SERIES.

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS AN INDEX?
      An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
      -------------------------------------------------------------------

                       Best Quarter       Worst Quarter
                           6.54%             -3.41%
                      (June 30, 1995)   (March 31, 1994)

Institutional Shares
                                                               Since Inception
Average Annual Returns as of 12/31/98     1 Year     5 Year   (December 31,1990)
-------------------------------------     ------     ------   ------------------
Intermediate Bond Fund                     8.73%     6.56%         8.03%
Merrill Lynch U.S. Treasury Master
 Index*                                   10.03%     7.22%         8.60%
Lehman Intermediate
 Government/Corporate Index**              9.47%     7.30%         8.87%

----------
* The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.
** The Lehman Intermediate Government/Corporate Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities no less than 1 year.

                             CRM Municipal Bond Fund

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

1994           -4.17%
1995           14.08%
1996            3.51%
1997            7.18%
1998            5.24%

1999 Total Return as of September:  -0.62%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR OF THE MUNICIPAL BOND PORTFOLIO OF THE RODNEY STRATEGIC FIXED INCOME FUND, THE PREDECESSOR OF THE FUND'S MASTER SERIES.

                  Best Quarter       Worst Quarter
                     5.86%               -4.79%
                (March 31, 1995)    (March 31, 1994)

Institutional Shares
                                                               Since Inception
Average Annual Returns as of 12/31/98     1 Year     5 Year   (November 1, 1993)
-------------------------------------     ------     ------    ----------------
Municipal Bond Fund                        5.24%      5.00%        5.11%
Merrill Lynch Intermediate Municipal
 Index*                                    6.27%      5.76%        5.71%

----------
* The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years.

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS YIELD?
      Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.
      -------------------------------------------------------------------

         You may call (800) CRM-2883 to obtain a Fund's current yield.

Fees and Expenses

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT ARE FUND EXPENSES?
      Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.
      -------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

Institutional Shares
 ANNUAL FUND OPERATING
 EXPENSES (expenses that are         Intermediate    Municipal
 deducted from Fund assets)(1)         Bond Fund     Bond Fund
                                       ---------     ---------
 Management fees                         0.35%         0.35%
 Distribution (12b-1) fees               None           None
 Other expenses                          0.28%         0.41%
 Total annual operating expenses(2)      0.63%         0.76%
 Waivers/reimbursements                  0.08%         0.01%
 Net annual operating expenses           0.55%         0.75%

----------
(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.
(2) For Institutional shares, Cramer Rosenthal McGlynn LLC has agreed to reimburse expenses to the extent total operating expenses exceed 0.55% for the Intermediate Bond Fund and 0.75% for the Municipal Bond Fund. This waiver will remain in place until the Board of Trustees approves its termination.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

o     you reinvested all dividends and other distributions

o     the average annual return was 5%

o the Fund's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods

o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Institutional Shares             1 Year      3 Years     5 Years    10 Years
--------------------             ------      -------     -------    --------
Intermediate Bond Fund             $64        $202        $351        $786
Municipal Bond Fund                $78        $243        $422        $942

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

Investment Objectives

The Intermediate Bond Fund seeks a high total return, consistent with high current income. The Municipal Bond Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

Primary Investment Strategies

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT ARE FIXED INCOME SECURITIES?
      Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 5 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.
      -------------------------------------------------------------------

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT ARE INVESTMENT GRADE SECURITIES?
      Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by
      Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.
      -------------------------------------------------------------------

The Intermediate Bond Fund invests its assets in the Intermediate Bond Series, which:

o will invest at least 85% of its total assets in various types of investment grade fixed income securities;

o may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers; and

o will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Intermediate Bond Series will normally fall within a range of 5 to 7 years.

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS DURATION?
      Duration measures the sensitivity of fixed income securities held by a Fund to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.
      -------------------------------------------------------------------

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT ARE MUNICIPAL SECURITIES?
      Municipal securities are bonds issued by state and local
      governments to raise money for their activities.
      -------------------------------------------------------------------

The Municipal Bond Fund invests its assets in the Municipal Bond Series, which:

o will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified fund of municipal securities that provide interest that is exempt from federal income tax;

o may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and

o will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.

The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

Series Composition. The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

      PLAIN TALK
      -------------------------------------------------------------------
      CORPORATE BONDS VS. GOVERNMENT BONDS:
      Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.
      -------------------------------------------------------------------

The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

------------------------------------------------------------------------------
                                              Intermediate        Municipal
                                                  Bond              Bond
------------------------------------------------------------------------------
Asset-Backed Securities                          /x/
------------------------------------------------------------------------------
Bank Obligations                                 /x/
------------------------------------------------------------------------------
Corporate Bonds, Notes and
Commercial Paper                                 /x/
------------------------------------------------------------------------------
Mortgage-Backed Securities                       /x/
------------------------------------------------------------------------------
Municipal Securities                             /x/               /x/
------------------------------------------------------------------------------
Obligations Issued By Supranational
Agencies                                         /x/
------------------------------------------------------------------------------
U.S. Government Obligations                      /x/
------------------------------------------------------------------------------

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

Additional Risk Information

The following is a list of certain risks that apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information:

o Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

o Foreign Security Risk: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Intermediate Bond Fund only).

o Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield earned by a Series will vary with changes in interest rates.

o Leverage Risk: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

o Market Risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

o Master/Feeder Risk: The master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

o Valuation Risk: The risk that a Series has valued certain of its securities at a higher price than it can sell them for.

o Year 2000 Readiness Risk: Like other organizations around the world, the Series could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Series are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Series.

      Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their year 2000 readiness.

MANAGEMENT OF THE FUNDS

The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Fund and its shareholders.

Investment Adviser

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS AN INVESTMENT ADVISER?
      The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
      -------------------------------------------------------------------

Wilmington Trust Company ("WTC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC owns a minority interest in Cramer Rosenthal McGlynn, LLC, the Funds' sponsor. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. Under an advisory agreement, WTC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its investment objective, policies and limitations. In addition to serving as investment adviser for the Series, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

Under the advisory agreement, each Series pays a monthly fee to WTC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 1999, WTC received the following fees (after fee waivers) as a percentage of each Series' average daily net assets for investment advisory services:

Intermediate Bond Series                  0.24%
Municipal Bond Series                     0.14%

Fund Managers

Eric K. Cheung, Vice President and Manager of the Fixed Income Management Division, Clayton M. Albright, III, Vice President of the Fixed Income Management Division and Dominick J. D'Eramo, CFA, Vice President of the Fixed Income Management Division, all of the Asset Management Department of WTC, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the Intermediate Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been employed at WTC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios. Mr. D'Eramo began his career with WTC in 1986 as a fixed-income trader and was promoted to portfolio manager in 1990.

Lisa More, Assistant Vice President of Credit Research and Municipal Trading within the Fixed Income Management Divisions of Asset Management Department of WTC, is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been employed at WTC since 1988. In 1990, she joined the Fixed Income Division specializing in the management of municipal income portfolios.

Service Providers

The chart below provides information on the Funds' primary service providers.

Asset                                               Shareholder
Management                                          Services
---------------------------                         ---------------------------

    Investment Adviser                                    Transfer Agent

 Wilmington Trust Company                                   PFPC Inc.

 1100 North Market Street                              400 Bellevue Parkway

   Wilmington, DE 19890                                Wilmington, DE 19809

                                                       Handles shareholder
                                                       services, including
   Manages each Fund's                                  recordkeeping and
 business and investment                              statements, payment of
       activities.                                       distribution and
                                                      processing of buy and
                                                          sell requests.

---------------------------                         ---------------------------

                         -------------------------------

                           CRM Intermediate Bond Fund

                             CRM Municipal Bond Fund

                         -------------------------------

Fund                                                Asset
Operations                                          Safe Keeping
---------------------------                         ---------------------------

    Administrator and                                       Custodian
     Accounting Agent
                                                     Wilmington Trust Company
        PFPC Inc.
                                                       1100 N. Market Street
   400 Bellevue Parkway
                                                       Wilmington, DE 19809
   Wilmington, DE 19809

   Provides facilities,
equipment and personnel to                          Holds each Fund's assets,
 carry out administrative                             settles all portfolio
 services related to each                            trades and collects most
 Fund and calculates each                             of the valuation data
      Fund's NAV and                                 required for calculating
      distributions.                                each Fund's NAV per share.

---------------------------                         ---------------------------

                         Distribution
                         -------------------------------

                                   Distributor

                          Provident Distributors, Inc.

                           Four Falls Corporate Center

                           West Conshohocken, PA 19428

                         Distributes each Fund's shares.

                         -------------------------------

SHAREHOLDER INFORMATION

Pricing of Shares

The Funds value their assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Series' Board of Trustees.

The assets held by the Intermediate Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share.

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS THE NET ASSET VALUE or "NAV"?

                          NAV = Assets - Liabilities
                                --------------------
                                 Outstanding Shares
      -------------------------------------------------------------------

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

   New Year's Day                Memorial Day            Veterans Day
   Martin Luther King, Jr. Day   Independence Day        Thanksgiving Day
   President's Day               Labor Day               Christmas Day
   Good Friday                   Columbus Day

Purchase of shares

      PLAIN TALK
      -------------------------------------------------------------------
      HOW TO PURCHASE SHARES:

      o     Directly by mail or by wire

      o     As a client of a Third Party
      -------------------------------------------------------------------

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Institutional class shares is $1,000,000. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional share accounts. Additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Third Party"). You should also be aware that you may be charged a fee by the Third Party in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at a Third Party, you should contact that entity directly for information and instructions on purchasing shares.

By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

            Regular mail:                 Overnight mail:
            -------------                 ---------------
            CRM Funds                     CRM Funds
            c/o PFPC Inc.                 c/o PFPC Inc.
            P.O. Box 8742                 400 Bellevue Parkway, Suite 108
            Wilmington, DE 19899          Wilmington, DE 19809

By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA) or an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

Redemption of Shares

      PLAIN TALK
      -------------------------------------------------------------------
      HOW TO REDEEM (SELL) SHARES:

      o     By mail

      o     By telephone
      -------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following acceptance by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the date of receipt and acceptance of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt and acceptance. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

By Mail: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

            Regular mail:                 Overnight mail:
            -------------                 ---------------
            CRM Funds                     CRM Funds
            c/o PFPC Inc.                 c/o PFPC Inc.
            P.O. Box 8742                 400 Bellevue Parkway, Suite 108
            Wilmington, DE 19899          Wilmington, DE 19809

By Telephone: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

Additional Information Regarding Redemptions: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

Small Accounts: If the value of your Fund account falls below $1,000,000 for Institutional shares ($2,000 for IRAs or automatic investment plans), the Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

Redemptions in Kind: The Funds reserve the right to make "redemptions in kind" - payments of redemption proceeds in fund securities rather than cash - if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

Exchange of Shares

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS AN EXCHANGE OF SHARES?
      An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
      -------------------------------------------------------------------

You may exchange all or a portion of your shares in a Fund for Institutional class shares of the following CRM Funds:

      CRM Prime Money Market Fund
      CRM Tax-Exempt Fund
      CRM Intermediate Bond Fund
      CRM Municipal Bond Fund
      CRM Large Cap Value Fund
      CRM Mid Cap Value Fund
      CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $1,000,000.

To obtain prospectuses of the other CRM Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the CRM Fund shares to be acquired through such exchange may be legally made.

Dividends and other Distributions

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS NET INVESTMENT INCOME?
      Net investment income consists of interest and dividends (and, in the case of the Municipal Bond Fund, market discount on tax-exempt securities) earned by a fund on its investments less accrued expenses.
      -------------------------------------------------------------------

As a shareholder of a Fund, you are entitled to receive dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Fund. Generally, dividends are declared daily and paid monthly. Each Fund expects to distribute any net realized gains once a year. CRM Intermediate Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

A distribution is payable to the shareholders of record at the time the distribution is declared (including holders of shares being redeemed, but excluding holders of shares being purchased). Shares become entitled to receive distributions on the day after the shares are issued.

Distributions are automatically reinvested and are paid in the form of additional Fund shares unless you have elected to receive the distributions in cash.

Any net capital gain realized by a Fund will be distributed at least annually.

Taxes

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from federal income tax, though it may invest in a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Municipal Bond Fund may be taxable.

It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS

Provident Distributors, Inc. ("PDI") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

Master/Feeder Structure

Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

Share Classes

Each Fund issues Investor and Institutional share classes, which classes have different minimum investment requirements and fees. Institutional shares are offered only to those investors who invest in a Fund through an intermediary (i.e., broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on fund holdings and operating results for the Fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-CRM-2883.

The investment company registration number is 811-08648.

                         THE CRM INTERMEDIATE BOND FUND
                           THE CRM MUNICIPAL BOND FUND

                                 Investor Shares
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about these mutual funds, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that these Funds:

o     are not bank deposits

o are not obligations of, or guaranteed or endorsed by the Funds' investment adviser, Wilmington Trust Company, or any of its affiliates

o     are not federally insured

o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency

o     are not guaranteed to achieve their goal(s)

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A look at the goals, strategies,  FUND DESCRIPTION
risks, expenses and financial     Summary.....................................3
history of each fund.             Performance Information.....................4
                                  Fees and Expenses...........................5
                                  Investment Objectives.......................7
                                  Primary Investment Strategies...............7
                                  Additional Risk Information................10

Details about the service         MANAGEMENT OF THE FUND
providers.                        Investment Adviser.........................12
                                  Service Providers..........................13

Policies and instructions for     SHAREHOLDER INFORMATION
opening, maintaining and          Pricing of Shares..........................15
closing an account in any of      Purchase of Shares.........................15
the funds.                        Redemption of Shares.......................17
                                  Exchange of Shares.........................18
                                  Dividends and Distributions................19
                                  Taxes......................................20

Details on the funds'             DISTRIBUTION ARRANGEMENTS
share classes and master/         Master/Feeder Structure....................20
feeder arrangements.              Share Classes..............................21

                                  FOR MORE INFORMATION...............back cover

For information about key terms and concepts, look for our "Plain Talk" explanations.

                           CRM INTERMEDIATE BOND FUND
                            CRM MUNICIPAL BOND FUND

                                 Investor Shares

FUND DESCRIPTION

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT IS A MUTUAL FUND?
      A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds. Each Fund is a separate mutual fund.
      --------------------------------------------------------------------------

Summary

Investment Objective    o   The Intermediate Bond Fund seeks a high total
                            return, consistent with high current income.
                        o   The Municipal Bond Fund seeks a high level of income
                            exempt from federal income tax, consistent with the
                            preservation of capital.
--------------------------------------------------------------------------------
Investment Focus        o   Fixed income securities
--------------------------------------------------------------------------------
Share Price
Volatility              o   Moderate
--------------------------------------------------------------------------------
Principal               o   Each Fund operates as a "feeder fund," which means
Investment                  that a Fund does not buy individual securities
Strategy                    directly. Instead, the Funds invest in a
                            corresponding mutual fund or "master fund," which in
                            turn purchases investment securities. Each Fund
                            invests all of its assets in a master fund which is
                            a separate series of another mutual fund. The Funds
                            and their corresponding Series have the same
                            investment objectives, policies and limitations.
                        o   The Intermediate Bond Fund invests in the
                            Intermediate Bond Series, which invests at least 85%
                            of its total assets in various types of investment
                            grade fixed income securities.
                        o   The Municipal Bond Fund invests in the Municipal
                            Bond Series, which invests at least 80% of its net
                            assets in municipal securities that provide interest
                            exempt from federal income tax.
                        o   The Series' adviser purchases securities based upon
                            their yield or their potential capital appreciation,
                            or both. The adviser may sell securities in
                            anticipation of market declines or if the securities
                            are downgraded to below investment grade.
--------------------------------------------------------------------------------
Principal Risks         The Funds are subject to the risks summarized below,
                        which are described under "Additional Risk Information."
                        o   An investment in a Fund is not a deposit of
                            Wilmington Trust Company, the Funds' investment
                            adviser, or any of its affiliates and is not insured
                            or guaranteed by the Federal Deposit Insurance
                            Corporation or any other government agency.
                        o   It is possible to lose money by investing in a Fund.
                        o   The fixed income securities in which the Funds
                            invest through their corresponding Series are
                            subject to credit risk, prepayment risk, market
                            risk, liquidity risk and interest rate risk.
                            Typically, when interest rates rise, the market
                            prices of fixed income securities go down.
                        o   The performance of a Fund will depend on whether or
                            not the adviser is successful in pursuing an
                            investment strategy.
--------------------------------------------------------------------------------
Investor Profile        o   Investors who want income from their investments
                            without the volatility of an equity portfolio.
--------------------------------------------------------------------------------

Performance Information

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT IS TOTAL RETURN?
      Total return is a measure of the per-share change in the total value of a fund's portfolio, including any distributions paid to you. It is measured from the beginning to the end of a specific time period.
      --------------------------------------------------------------------------

                           CRM Intermediate Bond Fund

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund and for its predecessor, the Bond Fund, a collective investment fund. The Bond Fund's performance has been included for the periods prior to July 1, 1998 and has been adjusted to reflect the annual deduction of fees and expenses applicable to shares of the Intermediate Bond Fund (i.e., adjusted to reflect anticipated expenses, absent investment advisory fee waivers). The Bond Fund was not registered as a mutual fund under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986. If the Bond Fund had been registered under the 1940 Act, its performance may have been different. Of course, past performance does not necessarily indicate how the Fund will perform in the future.

1991   14.36%
1992   6.82%
1993   10.60%
1994   -4.20%
1995   18.90%
1996   1.73%
1997   9.06%
1998   8.73%

1999 Total Return as of September: -1.64%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR OF THE INTERMEDIATE BOND PORTFOLIO OF THE THE RODNEY SQUARE STRATEGIC FIXED INCOME FUND, THE PREDECESSOR OF THE FUND'S MASTER SERIES. THE BAR CHART DOES NOT REFLECT DEDUCTIONS OF SHAREHOLDER SERVICES FEES; IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

PLAIN TALK
      --------------------------------------------------------------------------
      WHAT IS AN INDEX?
      An index is a broad measure of the market performance of a specific group of securities in a particular market, or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
      --------------------------------------------------------------------------

                     Best Quarter          Worst Quarter
                         6.54%                 -3.41%
                    (June 30, 1995)       (March 31, 1994)

Institutional Shares                                           Since Inception
Average Annual Returns as of 12/31/98     1 Year     5 Year   (December 31,1990)
-------------------------------------     ------     ------   ------------------
Intermediate Bond Fund                     8.73%      6.56%          8.03%
Merrill Lynch U.S. Treasury Master
Index*                                    10.03%      7.22%          8.60%
Lehman Intermediate
Government/Corporate Index**               9.47%      7.30%          8.87%

-------------------------
* The Merrill Lynch U.S. Treasury Master Index is an unmanaged index of fixed rate coupon bearing U.S. Treasury securities with a maturity range of 1 to 30 years.
** The Lehman Intermediate Government/Corporate Index is an unmanaged index of fixed rate U.S. Treasury Bonds and Notes, U.S. Government Agency obligations and investment grade corporate debt obligations with maturities no less than 1 year.

                             CRM Municipal Bond Fund

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

1994   -4.17%
1995   14.08%
1996   3.51%
1997   7.18%
1998   5.24%

1999 Total Return as of September: -0.62%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR OF THE MUNICIPAL BOND PORTFOLIO OF THE RODNEY SQUARE FIXED INCOME FUND, THE PREDECESSOR OF THE FUND'S MASTER SERIES. THE BAR CHART DOES NOT REFLECT DEDUCTIONS OF SHAREHOLDER SERVICES FEES; IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS.

                   Best Quarter           Worst Quarter
                      5.86%                  -4.79%
                 (March 31, 1995)        (March 31, 1994)

Institutional Shares                                           Since Inception
Average Annual Returns as of 12/31/98     1 Year     5 Year   (November 1, 1993)
-------------------------------------     ------     ------   ------------------
Municipal Bond Fund                        5.24%      5.00%          5.11%
Merrill Lynch Intermediate Municipal
Index*                                     6.27%      5.76%          5.71%

-------------------------
* The Merrill Lynch Intermediate Municipal Index is an unmanaged weighted index including investment grade tax-exempt bonds with a maturity range of 0 to 22 years.

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT IS YIELD?
      Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.
      --------------------------------------------------------------------------

          You may call (800) CRM-2883 to obtain a Fund's current yield.

Fees and Expenses

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT ARE FUND EXPENSES?
      Unlike an index, every mutual fund has operating expenses to pay for professional advisory, shareholder distribution, administration and custody services. Each Fund's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Fund assets.
      --------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Fund. No sales charges or other fees are paid directly from your investment.

Investor Shares
 ANNUAL FUND OPERATING
 EXPENSES (expenses that are                 Intermediate         Municipal
 deducted from Fund assets) (1)               Bond Fund           Bond Fund
                                              ---------           ---------

 Management fees                                 0.35%              0.35%
 Distribution (12b-1) fees                       None                None
 Other expenses                                  0.28%              0.41%
 Shareholder Services fee                        0.25%              0.25%
 Total annual operating expenses(2)              0.88%              1.01%
 Waivers/reimbursements                          0.08%              0.01%
 Net annual operating expenses                   0.80%              1.00%

-----------------------
(1) The table above and the Example below each reflect the aggregate annual operating expenses of each Fund and the corresponding Series in which the Fund invests.
(2) For Investor shares, Cramer Rosenthal McGlynn LLC has agreed to reimburse expenses to the extent total operating expenses for Investor shares exceed 0.80% for the Intermediate Bond Fund and 1.00% for the Municipal Bond Fund. This waiver will remain in place until the Board of Trustees approves its termination.

EXAMPLE

This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

o     you reinvested all dividends and other distributions
o     the average annual return was 5%
o the Fund's maximum (without regard to waivers or expenses) total operating expenses are charged and remain the same over the time periods
o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Investor Shares                  1 Year      3 Years     5 Years    10 Years
---------------                  ------      -------     -------    --------
Intermediate Bond Fund             $90        $281        $488       $1,084
Municipal Bond Fund               $103        $322        $558       $1,236

The above example is for comparison purposes only and is not a representation of a Fund's actual expenses and returns, either past or future.

Investment Objectives

The Intermediate Bond Fund seeks a high total return, consistent with high current income. The Municipal Bond Fund seeks a high level of income exempt from federal income tax, consistent with the preservation of capital. These investment objectives may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective.

Primary Investment Strategies

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT ARE FIXED INCOME SECURITIES?
      Fixed income securities are generally bonds, which is a type of security that functions like a loan. Bonds are IOUs issued by private companies, municipalities or government agencies. By comparison, when you buy a stock, you are buying ownership in a company. With a bond, your "loan" is for a specific period, usually 5 to 30 years. You receive regular interest payments at the rate stated when you bought the bond. Hence, the term "fixed income" security.
      --------------------------------------------------------------------------

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT ARE INVESTMENT GRADE SECURITIES?
      Investment grade securities are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.
      --------------------------------------------------------------------------

The Intermediate Bond Fund invests its assets in the Intermediate Bond Series, which:

o will invest at least 85% of its total assets in various types of investment grade fixed income securities;

o may invest up to 10% of its total assets in investment grade fixed income securities of foreign issuers; and

o will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Intermediate Bond Series will normally fall within a range of 5 to 7 years.

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT IS DURATION?
      Duration measures the sensitivity of fixed income securities held by a Fund to a change in interest rates. The value of a security with a longer duration will normally fluctuate to a greater degree than will the value of a security with a shorter duration should interest rates change. For example, if interest rates were to move 1%, a bond with a 3-year duration would experience approximately a 3% change in principal value. An identical bond with a 5-year duration would experience approximately a 5% change in its principal value.
      --------------------------------------------------------------------------

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT ARE MUNICIPAL SECURITIES?
      Municipal securities are bonds issued by state and local governments to raise money for their activities.
      --------------------------------------------------------------------------

The Municipal Bond Fund invests its assets in the Municipal Bond Series, which:

o will, as a fundamental policy, invest substantially all (at least 80%) of its net assets in a diversified fund of municipal securities that provide interest that is exempt from federal income tax;

o may invest up to 20% of its net assets in other types of fixed income securities that provide income that is subject to federal tax; and

o will, as a matter of fundamental policy, maintain an intermediate average duration. The average dollar-weighted duration of securities held by the Municipal Bond Series will normally fall within a range of 4 to 8 years.

The Municipal Bond Series may not invest more than 25% of its total assets in any one industry. You should note that governmental issuers of municipal securities are not considered part of any industry. The 25% limitation applies to municipal securities backed by the assets and revenues of non-governmental users, such as private operators of educational, hospital or housing facilities. However, the investment adviser may decide that the yields available from concentrating in obligations of a particular market sector or political subdivision justify the risk that the performance of the Municipal Bond Series may be adversely affected by such concentration. Under such market conditions, the Municipal Bond Series may invest more than 25% of its assets in sectors of the municipal securities market, such as health care or housing, or in securities relating to one political subdivision, such as a given state or U.S. territory. Under these conditions, the Municipal Bond Series' vulnerability to any special risks that affects that sector or jurisdiction could have an adverse impact on the value of an investment in the Series. There are no limitations on the Municipal Bond Series' investment in any one of the three general categories of municipal obligations: general obligation bonds, revenue (or special) obligation bonds and private activity bonds.

Series Composition. The composition of each Series' holdings varies, depending upon the investment adviser's analysis of the fixed income markets, the municipal securities market and the expected trends in those markets. The securities purchased by the Series may be purchased based upon their yield, the income earned by the security, or their potential capital appreciation, the potential increase in the security's value, or both. The investment adviser seeks to protect the Series' principal value by reducing fluctuations in value relative to those that may be experienced by fixed income funds with a longer average duration. This strategy may reduce the level of income attained by the Series. There is no guarantee that principal value can be protected during periods of extreme interest volatility.

      PLAIN TALK
      --------------------------------------------------------------------------
      CORPORATE BONDS VS. GOVERNMENT BONDS:
      Bonds issued by corporations generally pay a higher interest rate than government bonds. That's because corporate bonds are somewhat riskier than government bonds and the interest payments on government bonds are exempt from some or all taxes. For example, if you live in Delaware and buy a bond issued by the state of Delaware or by any other government or municipal agency in Delaware, your interest on the bond is exempt from state and federal income taxes. But if your bond is issued by any state other than the one in which you reside, the interest would only be exempt from federal income tax and you would have to pay your state income tax. Interest payments on U.S. Treasury bonds are exempt from state and local taxes.
      --------------------------------------------------------------------------

The Series invest only in securities that are rated, at the time of purchase, in the top four categories by a rating agency such as Moody's Investors Service, Inc. or Standard & Poor's. If the securities are not rated, then the investment adviser must determine that they are of comparable quality.

The table below shows each Series' principal investments. These are the types of securities that will most likely help a Series achieve its investment objective.

--------------------------------------------------------------------------------
                                              Intermediate        Municipal Bond
                                                  Bond
--------------------------------------------------------------------------------
Asset-Backed Securities                            /X/
--------------------------------------------------------------------------------
Bank Obligations                                   /X/
--------------------------------------------------------------------------------
Corporate Bonds, Notes and
Commercial Paper                                   /X/
--------------------------------------------------------------------------------
Mortgage-Backed Securities                         /X/
--------------------------------------------------------------------------------
Municipal Securities                               /X/                  /X/
--------------------------------------------------------------------------------
Obligations Issued By Supranational Agencies       /X/
--------------------------------------------------------------------------------
U.S. Government Obligations                        /X/
--------------------------------------------------------------------------------

Each Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information. The investments and strategies listed above and described throughout this prospectus are those that we use under normal market conditions.

Additional Risk Information

The following is a list of certain risks that apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information:

o Credit Risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.

o Foreign Security Risk: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country (Intermediate Bond Fund only).

o Interest Rate Risk: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield earned by a Series will vary with changes in interest rates.

o Leverage Risk: The risk associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into larger changes in value.

o Liquidity Risk: The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

o Market Risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably.

o Master/Feeder Risk: The master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o Prepayment Risk: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

o Valuation Risk: The risk that a Series has valued certain of its securities at a higher price than it can sell them for.

o Year 2000 Readiness Risk: Like other organizations around the world, the Series could be adversely affected if the computer systems used by their various service providers (or the market in general) do not properly operate after January 1, 2000. The Series are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Series.

      Additionally, if a company in which a Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their year 2000 readiness.

MANAGEMENT OF THE FUNDS

The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Fund and its shareholders.

Investment Adviser

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT IS AN INVESTMENT ADVISER?
      The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
      --------------------------------------------------------------------------

Wilmington Trust Company ("WTC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. WTC owns a minority interest in Cramer Rosenthal McGlynn, LLC, the Funds' sponsor. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held bank holding company. Under an advisory agreement, WTC, subject to the supervision of the Board of Trustees, directs the investments of each Series in accordance with its investment objective, policies and limitations. In addition to serving as investment adviser for the Series, WTC is engaged in a variety of investment advisory activities, including the management of other mutual funds and collective investment pools.

Under the advisory agreement, each Series pays a monthly fee to WTC at the annual rate of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets over $2 billion. For the twelve months ended June 30, 1999, WTC received the following fees (after fee waivers) as a percentage of each Series' average daily net assets for investment advisory services:

Intermediate Bond Series                        0.24%
Municipal Bond Series                           0.14%

Fund Managers

Eric K. Cheung, Vice President and Manager of the Fixed Income Management Division, Clayton M. Albright, III, Vice President of the Fixed Income Management Division and Dominick J. D'Eramo, CFA, Vice President of the Fixed Income Management Division, all of the Asset Management Department of WTC, are primarily responsible for the day-to-day management of the Short/Intermediate Bond Series and the Intermediate Bond Series. From 1978 until 1986, Mr. Cheung was the Portfolio Manager for fixed income assets of the Meritor Financial Group. In 1986, Mr. Cheung joined WTC. In 1991, he became the Division Manager for all fixed income products. Mr. Albright has been employed at WTC since 1976. In 1987, he joined the Fixed Income Management Division and since then has specialized in the management of intermediate and long-term fixed income portfolios. Mr. D'Eramo began his career with WTC in 1986 as a fixed-income trader and was promoted to portfolio manager in 1990.

Lisa More, Assistant Vice President of Credit Research and Municipal Trading within the Fixed Income Management Divisions of Asset Management Department of WTC, is primarily responsible for the day-to-day management of the Municipal Bond Portfolio. Mrs. More has been employed at WTC since 1988. In 1990, she joined the Fixed Income Division specializing in the management of municipal income portfolios.

Service Providers

The chart below provides information on the Funds' primary service providers.

Asset                                    Shareholder
Management                               Services
--------------------------------         ---------------------------------------

    Investment Adviser                               Transfer Agent

 Wilmington Trust Company                              PFPC Inc.

 1100 North Market Street                         400 Bellevue Parkway

   Wilmington, DE 19890                           Wilmington, DE 19809


                                              Handles shareholder services,
                                         including recordkeeping and statements,
 Manages each Fund's business            payment of distribution and processing
  and investment activities.                   of buy and sell requests.

--------------------------------         ---------------------------------------

                           --------------------------


                           CRM Intermediate Bond Fund

                             CRM Municipal Bond Fund


                           --------------------------

Fund                                     Asset
Operations                               Safe Keeping
--------------------------------         ---------------------------------------

     Administrator and                                 Custodian
      Accounting Agent                           Wilmington Trust Company

         PFPC Inc.                                  1100 N Market Street

    400 Bellevue Parkway                            Wilmington, DE 19890

    Wilmington, DE 19809

    Provides facilities,
  equipment and personnel
        to carry out                           Holds each Fund's assets,
  administrative services                    settles all portfolio trades
    related to each Fund                       and collects most of the
    and calculates each                       valuation data required for
       Fund's NAV and                             calculating each
       distributions.                           Fund's NAV per share.
--------------------------------         ---------------------------------------

                       Distribution
                       ----------------------------------

                                   Distributor

                          Provident Distributors, Inc.

                           Four Falls Corporate Center

                           West Conshohocken, PA 19428

                         Distributes each Fund's shares.

                       ----------------------------------

SHAREHOLDER INFORMATION

Pricing of Shares

The Funds value their assets based on current market value when such values are available. Prices for fixed income securities normally are supplied by a pricing service. Fixed income securities maturing within 60 days of the valuation date are valued at amortized cost. Securities that do not have a readily available current market value are valued in good faith under the direction of the Series' Board of Trustees.

The assets held by the Intermediate Bond Series that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that PFPC determines the daily net asset value per share.

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS THE NET ASSET VALUE or "NAV"?

                          NAV = Assets - Liabilities
                                --------------------
                                Outstanding Shares
      -------------------------------------------------------------------

PFPC determines the NAV per share of each Fund as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

      New Year's Day                   Memorial Day            Veterans Day
      Martin Luther King, Jr. Day      Independence Day        Thanksgiving Day
      President's Day                  Labor Day               Christmas Day
      Good Friday                      Columbus Day

Purchase of shares

      PLAIN TALK
      -------------------------------------------------------------------
      HOW TO PURCHASE SHARES:

      o     Directly by mail or by wire

      o     As a client of a Third Party
      -------------------------------------------------------------------

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in the Fund's Investor class shares is $10,000. The Funds, in their sole discretion, may waive the minimum initial amount to establish certain Institutional share accounts. Additional investments may be made in any amount. You may purchase shares as specified below.

You may also purchase shares if you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Third Party"). You should also be aware that you may be charged a fee by the Third Party in connection with your investment in the Funds. If you wish to purchase Fund shares through your account at a Third Party, you should contact that entity directly for information and instructions on purchasing shares.

By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Fund account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

            Regular mail:                 Overnight mail:
            -------------                 ---------------
            CRM Funds                     CRM Funds
            c/o PFPC Inc.                 c/o PFPC Inc.
            P.O. Box 8742                       400 Bellevue Parkway, Suite 108
            Wilmington, DE 19899          Wilmington, DE 19809

By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA) or an automatic investment plan or a payroll investment plan, please refer to the Statement of Additional Information.

Redemption of Shares

      PLAIN TALK
      -------------------------------------------------------------------
      HOW TO REDEEM (SELL) SHARES:

      o     By mail

      o     By telephone
      -------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following acceptance by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt and acceptance. Amounts redeemed by wire are normally wired on the date of receipt and acceptance of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time) or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt and acceptance. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

By Mail: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee". A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

            Regular mail:                 Overnight mail:
            -------------                 ---------------
            CRM Funds                     CRM Funds
            c/o PFPC Inc.                 c/o PFPC Inc.
            P.O. Box 8742                       400 Bellevue Parkway, Suite 108
            Wilmington, DE 19899          Wilmington, DE 19809

By Telephone: If you prefer to redeem your shares by telephone, you may elect to do so. However there are certain risks. The Fund has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

Additional Information Regarding Redemptions: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

If shares to be redeemed represent a recent investment made by check, each Fund reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

Small Accounts: If the value of your Fund account falls below $10,000 for Investor shares ($2,000 for IRAs or automatic investment plans), the Fund may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

Redemptions in Kind: The Funds reserve the right to make "redemptions in kind" - payments of redemption proceeds in fund securities rather than cash - if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of a Series' assets).

Exchange of Shares

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS AN EXCHANGE OF SHARES?
      An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
      -------------------------------------------------------------------

You may exchange all or a portion of your shares in a Fund for Investor class shares of the following CRM Funds:

      CRM Prime Money Market Fund
      CRM Tax-Exempt Fund
      CRM Intermediate Bond Fund
      CRM Municipal Bond Fund
      CRM Large Cap Value Fund
      CRM Mid Cap Value Fund
      CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $10,000.

To obtain prospectuses of the other CRM Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in a trust account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the CRM Fund shares to be acquired through such exchange may be legally made.

Dividends and other Distributions

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT IS NET INVESTMENT INCOME?
      Net investment income consists of interest and dividends (and, in the case of the Municipal Bond Fund, market discount on tax-exempt securities) earned by a fund on its investments less accrued expenses.
      --------------------------------------------------------------------------

As a shareholder of a Fund, you are entitled to receive dividends and other distributions arising from the net investment income and net realized gains, if any, earned on the investments held by the Fund. Generally, dividends are declared daily and paid monthly. Each Fund expects to distribute any net realized gains once a year. CRM Intermediate Bond Fund will distribute net realized gains from foreign currency transactions, if any, after the end of the fiscal year in which the gain was realized by them.

A distribution is payable to the shareholders of record at the time the distribution is declared (including holders of shares being redeemed, but excluding holders of shares being purchased). Shares become entitled to receive distributions on the day after the shares are issued.

Distributions are automatically reinvested and are paid in the form of additional Fund shares unless you have elected to receive the distributions in cash.

Any net capital gain realized by a Fund will be distributed at least annually.

Taxes

Each Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise tax. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

Dividend distributions by the Municipal Bond Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Municipal Bond Fund intends to distribute income that is exempt from federal income tax, though it may invest in a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Municipal Bond Fund may be taxable.

It is a taxable event for you if you sell or exchange shares of any Fund, including the Municipal Bond Fund. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS

Provident Distributors, Inc. ("PDI") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

Master/Feeder Structure

Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. No Fund is currently contemplating such a move.

Share Classes

Each Fund issues Investor and Institutional share classes, which classes have different minimum investment requirements and fees. Institutional shares are offered only to those investors who invest in a Fund through an intermediary (i.e., broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Other investors investing $10,000 or more may purchase Investor shares.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on fund holdings and operating results for the Fund's most recently completed fiscal year or half-year.

Statement of Additional Information (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Funds may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-CRM-2883.

The investment company registration number is 811-08648.

                           CRM PRIME MONEY MARKET FUND
                               CRM TAX-EXEMPT FUND

                              INSTITUTIONAL SHARES
================================================================================


                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about this money market mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that the Funds:
o    are not bank deposits
o are not obligations of, or guaranteed or endorsed by the Funds' investment adviser, Wilmington Trust Company, or any of its affiliates
o    are not federally insured
o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
o    are not guaranteed to achieve their goal(s)
o    may not be able to maintain a stable $1 share price

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    FUND DESCRIPTION
RISKS, EXPENSES AND FINANCIAL       Summary....................................3
HISTORY OF THE FUNDS.               Performance Information....................4
                                    Fees and Expenses..........................5
                                    Investment Objective.......................6
                                    Primary Investment Strategies..............6
                                    Additional Risk Information................7

DETAILS ABOUT THE SERVICE           MANAGEMENT OF THE FUNDS
PROVIDERS.                          Investment Adviser.........................9
                                    Service Providers..........................9

POLICIES AND INSTRUCTIONS FOR       SHAREHOLDER INFORMATION
OPENING, MAINTAINING AND            Pricing of Shares.........................11
CLOSING AN ACCOUNT IN THE           Purchase of Shares........................11
FUNDS.                              Redemption of Shares......................13
                                    Exchange of Shares........................15
                                    Distributions.............................15
                                    Taxes.....................................16

DETAILS ON THE FUNDS' MASTER/       DISTRIBUTION ARRANGEMENTS
FEEDER ARRANGEMENT.                 Share Classes.............................16
                                    Master/Feeder Structure...................17


                                    FOR MORE INFORMATION..............back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

                         THE CRM PRIME MONEY MARKET FUND
                             THE CRM TAX-EXEMPT FUND

                              INSTITUTIONAL SHARES

FUND DESCRIPTION
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE MONEY MARKET FUNDS?
         Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.
--------------------------------------------------------------------------------

SUMMARY
Investment Objective          o   The PRIME MONEY MARKET FUND seeks high current
                                  income, while preserving capital and
                                  liquidity.

                              o   The TAX EXEMPT FUND seeks high current
                                  interest income exempt from federal income
                                  taxes while preserving principal.
--------------------------------------------------------------------------------
Investment Focus              o   Money market instruments

--------------------------------------------------------------------------------
Share Price Volatility        o   The Funds will strive to maintain a stable
                                  $1.00 share price.
--------------------------------------------------------------------------------
Principal Investment Strategy o   The Funds operate as "feeder funds" which
                                  means that the Funds do not buy individual
                                  securities directly. Instead, each Fund
                                  invests in a corresponding mutual fund or
                                  "master fund," which in turn purchases
                                  investment securities. The Funds invest all of
                                  their assets in master funds, which are
                                  separate series of another mutual fund. The
                                  Funds and corresponding Series have the same
                                  investment objective, policies and
                                  limitations. o The PRIME MONEY MARKET FUND
                                  invests in the Prime Money Market Series,
                                  which invests in money market instruments,
                                  including bank obligations, high quality
                                  commercial paper and U.S. Government
                                  obligations.
                              o   The TAX-EXEMPT FUND invests in the Tax-Exempt
                                  Series, which invests in high quality
                                  municipal obligations, municipal bonds and
                                  other instruments exempt from federal income
                                  tax.
                              o   The Prime Money Market Fund, through its
                                  corresponding Series, may invest more than 25%
                                  of its total assets in the obligations of
                                  banks and finance companies.
                              o   In selecting securities for the Series, the
                                  adviser seeks current income, liquidity and
                                  safety of principal. The adviser may sell
                                  securities if the securities are downgraded to
                                  a lower ratings category.
--------------------------------------------------------------------------------
Principal Risks               The Funds are subject to the risks, summarized
                              below, which are further described under "Additional Risk Information."
                              o   An investment in a Fund is not a deposit of
                                  Wilmington Trust Company, the Funds'
                                  investment adviser or any of its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

--------------------------------------------------------------------------------
                              o   The obligations, in which the Funds invest
                                  through their corresponding Series, are
                                  subject to credit risk and interest rate risk.
                                  Typically, when interest rates rise, the
                                  market prices of debt securities go down.
                              o   The performance of a Fund will depend on
                                  whether or not the adviser is successful in
                                  pursuing an investment strategy.
--------------------------------------------------------------------------------
Investor Profile              o   Conservative
--------------------------------------------------------------------------------

PERFORMANCE INFORMATION

                         THE CRM PRIME MONEY MARKET FUND
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, past performance is not necessarily an indicator of how the Fund will perform in the future.

CRM Prime Money Market Portfolio


[EDGAR presentation of data points]
1989                9.14%
1990                8.04%
1991                6.08%
1992                3.61%
1993                2.86%
1994                3.89%
1995                5.63%
1996                5.08%
1997                5.22%
1998                5.17%

1999 Total Return as of September 30: 3.46%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR OF THE MONEY MARKET PORTFOLIO OF THE RODNEY SQUARE FUND, ONE OF THE PREDECESSOR FUND'S MASTER SERIES. THE FUND HAS HIGHER EXPENSES THAT THE MONEY MARKET PORTFOLIO OF THE RODNEY SQUARE FUND, AND IF SUCH EXPENSES WERE REFLECTED , RETURNS WOULD BE LESS.

                           BEST QUARTER        WORST QUARTER
                               2.36%               0.70%
                         (June 30, 1989)      (June 30, 1993)

AVERAGE ANNUAL RETURNS AS OF 12/31/98        1 YEAR      5 YEARS     10 YEARS
-------------------------------------        ------      -------     --------
Prime Money Market Fund                      5.17%        5.00%        5.46%

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS YIELD?
         Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.
--------------------------------------------------------------------------------

                             THE CRM TAX-EXEMPT FUND
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, past performance is not necessarily an indicator of how the Fund will perform in the future.

CRM Tax-Exempt Portfolio


[EDGAR presentation of data points]
1989                6.07%
1990                5.57%
1991                4.15%
1992                2.66%
1993                1.98%
1994                2.42%
1995                3.47%
1996                3.01%
1997                3.15%
1998                2.98%

1999 Total Return as of September 30: 2.98%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR OF THE RODNEY SQUARE TAX-EXEMPT FUND, THE PREDECESSOR OF THE FUND'S MASTER SERIES. THE FUND HAS HIGHER EXPENSES THE RODNEY SQUARE TAX-EXEMPT FUND, AND IF SUCH EXPENSES WERE REFLECTED, RETURNS WOULD BE LESS.

                           BEST QUARTER        WORST QUARTER
                              1.61%                0.47%
                          (June 30, 1989)     (March 31, 1994)

AVERAGE ANNUAL RETURNS AS OF 12/31/98         1 YEAR      5 YEARS       10 YEARS
-------------------------------------         ------      -------       --------
Tax-Exempt Fund                               2.98%        3.00%          3.54%

       You may call (800) CRM-2883 to obtain a Fund's current 7-day yield.

FEES AND EXPENSES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT ARE MUTUAL FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.
--------------------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

INSTITUTIONAL SHARES
ANNUAL FUND OPERATING                                                      THE PRIME MONEY     THE TAX-EXEMPT
EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) 1                     MARKET FUND            FUND
                                                                             -----------            ----
Management fees                                                                 0.45%                  0.47%
Distribution (12b-1) fees                                                        None                   None
Other expenses                                                                  0.21%                  0.21%
TOTAL ANNUAL OPERATING EXPENSES                                                 0.66%                  0.68%

-------------------------------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the corresponding Series in which the Fund invests.

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o    you reinvested all dividends;
o    the average annual return was 5%;
o the Fund's maximum total operating expenses are charged and remain the same over the time periods; and
o    you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INSTITUTIONAL SHARES          1 YEAR    3 YEARS   5 YEARS   10 YEARS
                              ------    -------   -------   --------
Prime Money Market Fund        $67        $211     $368       $822
Tax-Exempt Fund                $69        $218     $379       $847

THE ABOVE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVE

o The PRIME MONEY MARKET FUND seeks a high level of current income consistent with the preservation of capital and liquidity.

o The TAX-EXEMPT FUND seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of principal.

The investment objectives for each Fund may not be changed without shareholder approval. Each of the Funds is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES
The PRIME MONEY MARKET FUND invests its assets in the Prime Money Market Series, which in turn invests in:
o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;
o    high quality commercial paper and corporate obligations;
o U.S. Government obligations, which are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o    high quality municipal securities; and
o repurchase agreements that are fully collateralized by the U.S. Government obligations.

The TAX-EXEMPT FUND invests its assets in the Tax-Exempt Series, which in turn invests in:
o    high quality municipal obligations and municipal bonds;
o    floating and variable rate obligations;
o    participation interests;
o    high quality tax-exempt commercial paper; and
o    high quality short-term municipal notes.

The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSRO, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

The Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION
The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information:
o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.
o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. For example, large scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.
o MASTER/FEEDER RISK: The Funds' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Portfolio's interest, and, therefore, could have effective voting control over the operation of the master fund.
o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.
o YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Funds could be adversely affected if the computer systems used by its various service providers (or the market in general) do not properly operate after January 1, 2000. The Funds are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Funds.

     Additionally, if a company in which a Series is invested is adversely affected by Year 2000 Problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

MANAGEMENT OF THE FUND
The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation. WTC owns a minority interest in Cramer Rosenthal McGlynn, LLC, the Fund's sponsor. RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations.

The Prime Money Market Series and the Tax-Exempt Series each pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. For the twelve months ended June 30, 1999, the Prime Money Market Series and the Tax-Exempt Series paid RSMC 0.45% and 0.47%, respectively, of the Series' average daily net assets for its services as investment adviser. Out of its fee, RSMC makes payments to PFPC Inc. for the provision of administration, accounting and transfer agency services and to PFPC Trust Company for provision of custodial services.

SERVICE PROVIDERS
The chart below provides information on the Fund's primary service providers.

Asset                                          Shareholder
Management                                     Services
--------------------------------------         ---------------------------------

         INVESTMENT ADVISER                             TRANSFER AGENT

    RODNEY SQUARE MANAGEMENT                               PFPC INC.
           CORPORATION
       1100 NORTH MARKET STREET                        400 BELLEVUE PARKWAY

       WILMINGTON, DE 19890                        WILMINGTON, DE 19809

                                                 Handles shareholder services,
                                                  including recordkeeping and
                                                    statements, payment of
  Manages each Fund's business and              distribution and processing of
       investment activities.                       buy and sell requests.

--------------------------------------         ---------------------------------

                     --------------------------------------

                             CRM PRIME MONEY MARKET

                                 CRM TAX-EXEMPT

                     --------------------------------------

Fund                                           Asset
Operations                                     Safe Keeping
--------------------------------------         ---------------------------------

          ADMINISTRATOR AND                                CUSTODIAN
          ACCOUNTING AGENT
                                                   WILMINGTON TRUST COMPANY
              PFPC INC.
        400 BELLEVUE PARKWAY                          RODNEY SQUARE NORTH

        WILMINGTON, DE 19809                       1100 NORTH MARKET STREET

                                                     WILMINGTON, DE 19890
 Provides facilities, equipment and
       personnel to carry out
 administrative services related to                Holds each Fund's assets,
each Fund and calculates each Fund's           settles all portfolio trades and
       NAV and distributions.                   collects most of the valuation
                                                 data required for calculating
                                                  each Fund's NAV per share.

--------------------------------------         ---------------------------------

                Distribution
                ------------------------------------------------

                                   DISTRIBUTOR

                          PROVIDENT DISTRIBUTORS, INC.

                           FOUR FALLS CORPORATE CENTER

                           WEST CONSHOHOCKEN, PA 19428

                         Distributes each Fund's shares.

                ------------------------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES
Each Fund uses its best effort to maintain its $1 constant share price and values its securities at cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = ASSETS - LIABILITIES
                                 --------------------
                                  Outstanding Shares
--------------------------------------------------------------------------------

PFPC determines the NAV per share of each Fund, as of 12:00 p.m. Eastern Time for the Tax-Exempt Fund and as of 2:00 p.m. Eastern Time for the Prime Money Market Fund, on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

     New Year's Day                   Memorial Day           Veterans Day
     Martin Luther King, Jr. Day      Independence Day       Thanksgiving Day
     President's Day                  Labor Day              Christmas Day
     Good Friday                      Columbus Day

PURCHASE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o   Directly by mail or by wire
         o   As a client of a Third Party
--------------------------------------------------------------------------------

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in each Fund's Institutional class shares is $1,000,000. Each Fund, in its sole discretion, may waive the minimum initial amount to establish certain Institutional share accounts. Additional investments in any Fund may be made in any amount. You may purchase shares by mail or by wire, as specified below.

You may also purchase shares if you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Third Party") you may also purchase shares through such Third Party. You should also be aware that you may be charged a fee by the Third Party in connection with your investment in a Fund. If you wish to purchase Fund shares through your account at a Third Party, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  REGULAR MAIL:             OVERNIGHT MAIL:
                  ------------              --------------
                  CRM Funds                 CRM Funds
                  c/o PFPC Inc.             c/o PFPC Inc.
                  P.O. Box 8742             400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899      Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Fund are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern Time for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern Time for the Prime Money Market Fund. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern Time for the Prime Money Market Fund, or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Fund are credited to your account as shares of the Fund immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA) or an automatic investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o   By mail
         o   By telephone
         o   By check
--------------------------------------------------------------------------------

You may sell your shares on any Business Day by mail, telephone or check, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day (if received after 12:00 p.m. Eastern Time for the Tax-Exempt Fund or after 2:00 p.m. Eastern Time for the Prime Money Market Fund, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  REGULAR MAIL:                OVERNIGHT MAIL:
                  ------------                 --------------
                  CRM Funds                    CRM Funds
                  c/o PFPC Inc.                c/o PFPC Inc.
                  P.O. Box 8742                400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899         Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY CHECK: You may use the check writing option to redeem Fund shares by drawing a check for $500 or more against your Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "non-sufficient funds" and other returned checks. These charges will be paid automatically by redeeming an appropriate number of Fund shares. Each Fund and the Transfer Agency also reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information.

ADDITIONAL INFORMATION REGARDING REDEMPTION: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $1,000,000 for Institutional share accounts ($2000 for IRAs or automatic investment plans), the Funds may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make "redemptions in kind" - payments of redemption proceeds in fund securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of the Series' assets).

For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
--------------------------------------------------------------------------------

You may exchange all or a portion of your shares in a Fund for Institutional class shares of the following funds:

         Wilmington Intermediate Bond Fund
         Wilmington Municipal Bond Fund
         CRM Large Cap Value Fund
         CRM Mid Cap Value Fund
         CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than.

To obtain prospectuses of the other Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
--------------------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
--------------------------------------------------------------------------------

Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Fund so long as that Fund maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Fund intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Fund may be taxable.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES
The Funds issue Investor and Institutional Share classes. Each class of the Funds has different minimum investment requirements and fees. Institutional shares are offered only to those investors who invest in the Fund through an intermediary (i.e., broker) or through a consultant AND who invest $1,000,000 or more or where related accounts, when combined total $1,000,000 or more. Other investors investing $10,000 or more may purchase Investor shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. The Funds are not currently contemplating such a move.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware  19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

    FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR
                    SERVICES, PLEASE CALL 1-(800)-CRM-2883.

The investment company registration number is 811-08648.

                           CRM PRIME MONEY MARKET FUND

                               CRM TAX-EXEMPT FUND

================================================================================
                                 INVESTOR SHARES

================================================================================


                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about this money market mutual fund, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Please note that the Funds:
o        are not bank deposits
o are not obligations of, or guaranteed or endorsed by the Funds' investment adviser, Wilmington Trust Company, or any of its affiliates
o        are not federally insured
o are not obligations of, or guaranteed or endorsed or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency
o        are not guaranteed to achieve their goal(s)
o        may not be able to maintain a stable $1 share price

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A LOOK AT THE GOALS, STRATEGIES,    FUND DESCRIPTION

RISKS, EXPENSES AND FINANCIAL               Summary..........................3
HISTORY OF THE FUNDS.                       Performance Information..........4
                                            Fees and Expenses................5
                                            Investment Objective.............6
                                            Primary Investment Strategies....6
                                            Additional Risk Information......7

DETAILS ABOUT THE SERVICE                   MANAGEMENT OF THE FUNDS

PROVIDERS.                                  Investment Adviser...............9
                                            Service Providers................9

POLICIES AND INSTRUCTIONS FOR               SHAREHOLDER INFORMATION

OPENING, MAINTAINING AND                    Pricing of Shares...............11
CLOSING AN ACCOUNT IN THE                   Purchase of Shares..............11
FUNDS.                                      Redemption of Shares............13
                                            Exchange of Shares..............15
                                            Distributions...................15
                                            Taxes...........................16

DETAILS ON THE FUNDS' MASTER/               DISTRIBUTION ARRANGEMENTS

FEEDER ARRANGEMENT.                         Share Classes...................16
                                            Master/Feeder Structure.........17


                                            FOR MORE INFORMATION....back cover

For information about key terms and concepts, look for our "PLAIN TALK" explanations.

1

                         THE CRM PRIME MONEY MARKET FUND

                             THE CRM TAX-EXEMPT FUND

                                 INVESTOR SHARES

FUND DESCRIPTION

         PLAIN TALK

         -----------------------------------------------------------------------
         WHAT ARE MONEY MARKET FUNDS?
         Money market funds invest only in high quality, short-term debt securities, commonly known as money market instruments. Money market funds follow strict rules about credit risk, maturity and diversification of their investments. An investment in a money market fund is not a bank deposit. Although a money market fund seeks to keep a constant share price of $1.00, you may lose money by investing in a money market fund.
         -----------------------------------------------------------------------

SUMMARY

Investment Objective                o    The PRIME MONEY MARKET FUND seeks high
                                         current income, while preserving
                                         capital and liquidity.
                                    o    The TAX EXEMPT FUND seeks high current
                                         interest income exempt from federal
                                         income taxes while preserving
                                         principal.
----------------------------------- --------------------------------------------
Investment Focus                    o    Money market instruments
----------------------------------- --------------------------------------------
Share Price Volatility              o    The Funds will strive to maintain a
                                         stable $1.00 share price.
----------------------------------- --------------------------------------------
Principal Investment Strategy       o    The Funds operate as "feeder funds"
                                         which means that the Funds do not buy
                                         individual securities directly.
                                         Instead, each Fund invests in a
                                         corresponding mutual fund or "master
                                         fund," which in turn purchases
                                         investment securities.  The Funds
                                         invest all of their assets in master
                                         funds, which are separate series of
                                         another mutual fund.  The Funds and
                                         corresponding Series have the same
                                         investment objective, policies and
                                         limitations.
                                    o    The PRIME MONEY MARKET FUND invests in
                                         the Prime Money Market Series, which
                                         invests in money market instruments,
                                         including bank obligations, high
                                         quality commercial paper and U.S.
                                         Government obligations.

                                    o    The TAX-EXEMPT FUND invests in the
                                         Tax-Exempt Series, which invests in
                                         high quality municipal obligations,
                                         municipal bonds and other instruments
                                         exempt from federal income tax.

                                    o    The Prime Money Market Fund, through
                                         its corresponding Series, may invest
                                         more than 25% of its total assets in
                                         the obligations of banks and finance
                                         companies.

                                    o    In selecting securities for the Series,
                                         the adviser seeks current income,
                                         liquidity and safety of principal. The
                                         adviser may sell securities if the
                                         securities are downgraded to a lower
                                         ratings category.

----------------------------------- --------------------------------------------
Principal Risks                     The Funds are subject to the risks,
                                    summarized below, which are further
                                    described under "Additional Risk
                                    Information."
                                    o    An investment in a Fund is not a
                                         deposit of Wilmington Trust Company,
                                         the Funds' investment adviser or any of
                                         its affiliates and is not insured or
                                         guaranteed by the Federal Deposit
                                         Insurance Corporation or any other
                                         government agency. Although each Fund
                                         seeks to preserve the value of your
                                         investment at $1.00 per share, it is
                                         possible to lose money by investing in
                                         a Fund.

                                    o    The obligations, in which the Funds
                                         invest through their corresponding
                                         Series, are subject to credit risk and
                                         interest rate risk. Typically, when
                                         interest rates rise, the market prices
                                         of debt securities go down.
                                    o    The performance of a Fund will depend
                                         on whether or not the adviser is
                                         successful in pursuing an investment
                                         strategy.
----------------------------------- --------------------------------------------
Investor Profile                    o        Conservative
----------------------------------- --------------------------------------------

PERFORMANCE INFORMATION

                         THE CRM PRIME MONEY MARKET FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, past performance is not necessarily an indicator of how the Fund will perform in the future.

CRM Prime Money Market Portfolio

1989                9.14%
1990                8.04%
1991                6.08%
1992                3.61%
1993                2.86%
1994                3.89%
1995                5.63%
1996                5.08%
1997                5.22%
1998                5.17%

1999 Total Return as of September 30: 3.46%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR OF THE MONEY MARKET PORTFOLIO OF THE RODNEY SQUARE FUND, THE PREDECESSOR OF THE FUND'S MASTER SERIES. THE FUND HAS HIGHER EXPENSES THAN THE MONEY MARKET PORTFOLIO OF THE RODNEY SQUARE FUND AND IF SUCH EXPENSES WERE REFLECTED, RETURNS WOULD BE LESS. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR SHAREHOLDER SERVICES FEES; IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LOWER.

                   BEST QUARTER   WORST QUARTER
                       2.36%           0.70%
                 (June 30, 1989) (June 30, 1993)

AVERAGE ANNUAL RETURNS AS OF 12/31/98    1 YEAR      5 YEARS       10 YEARS
Prime Money Market Fund                  5.17%        5.00%          5.46%

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS YIELD?
         Yield is a measure of the income (dividends and interest) earned by the securities in a fund's portfolio and paid to you over a specified time period. The yield is expressed as a percentage of the offering price per share on a specified date.
         -----------------------------------------------------------------------

                             THE CRM TAX-EXEMPT FUND

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, past performance is not necessarily an indicator of how the Fund will perform in the future.

CRM Tax-Exempt Portfolio

1989                6.07%
1990                5.57%
1991                4.15%
1992                2.66%
1993                1.98%
1994                2.42%
1995                3.47%
1996                3.01%
1997                3.15%
1998                2.98%

1999 Total Return as of September 30: 2.98%

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE FROM CALENDAR YEAR TO CALENDAR YEAR. THE BAR CHART DOES NOT REFLECT DEDUCTIONS FOR SHAREHOLDER SERVICES FEES OF THE RODNEY SQUARE TAX-EXEMPT FUND, THE PREDECESSOR OF THE FUND'S MASTER SERIES. IF SUCH AMOUNTS WERE REFLECTED, RETURNS WOULD BE LOWER.

                 BEST QUARTER    WORST QUARTER
                     1.61%            0.47%

                (June 30, 1989) (March 31, 1994)

AVERAGE ANNUAL RETURNS AS OF 12/31/98   1 YEAR      5 YEARS       10 YEARS
Tax-Exempt Fund                         2.98%        3.00%          3.54%

       You may call (800) CRM-2883 to obtain a Fund's current 7-day yield.

FEES AND EXPENSES

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT ARE MUTUAL FUND EXPENSES?
         Unlike an index, every mutual fund has operating expenses to pay for professional advisory, distribution, administration and custody services. The Fund's expenses in the table below are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets.
         -----------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

INVESTOR SHARES

ANNUAL FUND OPERATING
                                                 The Prime Money  The Tax-Exempt
EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND    MARKET FUND         FUND
                                                  --------------  --------------
assets) 1
Management fees                                      0.45%              0.47%
Distribution (12b-1) fees                             None               None
Other expenses                                       0.21%              0.21%
Shareholder Services fees                            0.25%              0.25%
TOTAL ANNUAL OPERATING EXPENSES                      0.91%              0.93%
--------------------
1 The table above and the Example below each reflect the aggregate annual operating expenses of the Fund and the corresponding Series in which the Fund invests.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:
o you reinvested all dividends;
o the average annual return was 5%;
o the Fund's maximum total operating expenses are charged and remain the same over the time periods; and
o you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

INVESTOR SHARES

                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
                            ------       -------       -------       --------
Prime Money Market Fund      $93           $290         $504          $1,120
Tax-Exempt Fund              $95           $296         $515          $1,143

THE ABOVE EXAMPLES ARE FOR COMPARISON PURPOSES ONLY AND ARE NOT A REPRESENTATION OF THE FUNDS' ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE.

INVESTMENT OBJECTIVE

o The PRIME MONEY MARKET FUND seeks a high level of current income consistent with the preservation of capital and liquidity.

o The TAX-EXEMPT FUND seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of principal.

The investment objectives for each Fund may not be changed without shareholder approval. Each of the Funds is a money market fund and intends to maintain a stable $1 share price, although this may not be possible under certain circumstances. There can be no guarantee that any Fund will achieve its investment objective.

PRIMARY INVESTMENT STRATEGIES

The PRIME MONEY MARKET FUND invests its assets in the Prime Money Market Series, which in turn invests in:
o U.S. dollar-denominated obligations of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and wholly-owned banking subsidiaries of foreign banks;
o    high quality commercial paper and corporate obligations;
o U.S. Government obligations, which are debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
o    high quality municipal securities; and
o repurchase agreements that are fully collateralized by the U.S. Government obligations.

The TAX-EXEMPT FUND invests its assets in the Tax-Exempt Series, which in turn invests in:
o high quality municipal obligations and municipal bonds;
o floating and variable rate obligations;
o participation interests;
o high quality tax-exempt commercial paper; and
o high quality short-term municipal notes.

The Tax-Exempt Series has adopted a policy that, under normal circumstances, at least 80% of its annual income will be exempt from federal income tax. Additionally, at least 80% of its annual income will not be a tax preference item for purposes of the federal alternative minimum tax.

High quality securities include those that (1) are rated in one of the two highest short-term rating categories by two NRSRO, such as S&P, Moody's and Fitch IBCA (or by one NRSRO if only one NRSRO has issued a rating) or; (2) if unrated are issued by an issuer with comparable outstanding debt that is rated or are otherwise unrated and determined by the investment adviser to be of comparable quality.

The Series also may invest in other securities, use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

ADDITIONAL RISK INFORMATION

The following is a list of certain risks that may apply to your investment in a Fund. Further information about investment risks is available in our Statement of Additional Information:

o CREDIT RISK: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation.
o FOREIGN SECURITY RISK: The risk of losses due to political, regulatory, economic, social or other uncontrollable forces in a foreign country.

o INTEREST RATE RISK: The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. The yield paid by a Fund will vary with changes in interest rates.
o MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. For example, large scale redemptions by other feeders of their shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund.

o MASTER/FEEDER RISK: The Funds' master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and the Fund might encounter operational or other complications. For example, large-scale redemptions by other feeders of thier shares of a master fund could have adverse effects on a Fund such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than a Fund's interest and, therefore, could have effective voting control over the operation of the master fund

o PREPAYMENT RISK: The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Depending on market conditions, the new investments may or may not carry the same interest rate.

o YEAR 2000 COMPLIANCE RISK: Like other organizations around the world, the Funds could be adversely affected if the computer systems used by its various service providers (or the market in general) do not properly operate after January 1, 2000. The Funds are taking steps to address the Year 2000 issue with respect to the computer systems that they rely on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Funds.

     Additionally, if a company in which a Series is invested is adversely affected by Year 2000 Problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of a Series' holdings may have a similar impact on the price of the Series' shares. The Series' adviser will rely on public filings and other statements by companies about their Year 2000 readiness. Issuers in countries outside the U.S. present a greater Year 2000 readiness risk because they may not be required to make the same level of disclosure about Year 2000 readiness as is required in the U.S. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

MANAGEMENT OF THE FUND

The Board of Trustees for each Fund supervises the management, activities and affairs of the Fund and has approved contracts with various organizations to provide, among other services, the day-to-day management required by the Fund and its shareholders.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN INVESTMENT ADVISER?
         The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the investment adviser and establishes policies that the adviser must follow in its management activities.
         -----------------------------------------------------------------------

INVESTMENT ADVISER

Rodney Square Management Corporation ("RSMC"), the Series' investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Company ("WTC"), which is wholly owned by Wilmington Trust Corporation. WTC owns a minority interest in Cramer Rosenthal McGlynn, LLC, the Fund's sponsor. RSMC also provides asset management services to collective investment funds maintained by WTC. In the past, RSMC has provided asset management services to individuals, personal trusts, municipalities, corporations and other organizations.

The Prime Money Market Series and the Tax-Exempt Series each pays a monthly fee to RSMC at the annual rate of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets; and 0.37% of the Series' average daily net assets in excess of $2 billion, as determined at the close of business on each day throughout the month. For the twelve months ended June 30, 1999, the Prime Money Market Series and the Tax-Exempt Series paid RSMC 0.45% and 0.47%, respectively, of the Series' average daily net assets for its services as investment adviser. Out of its fee, RSMC makes payments to PFPC Inc. for the provision of administration, accounting and transfer agency services and to PFPC Trust Company for provision of custodial services.

SERVICE PROVIDERS

The chart below provides information on the Fund's primary service providers.

Asset                                       Shareholder
Management                                  Services

-------------------------------------       --------------------------------

         INVESTMENT ADVISER                         TRANSFER AGENT

RODNEY SQUARE MANAGEMENT CORPORATION                   PFPC INC.
      1100 NORTH MARKET STREET                   400 BELLEVUE PARKWAY
       WILMINGTON, DE  19809                     WILMINGTON, DE 19809

                                             Handles shareholder services,
                                              including recordkeeping and
                                                statements, payment of
  Manages each Fund's business and          distribution and processing of
       investment activities.                   buy and sell requests.

-------------------------------------       --------------------------------


                             -----------------------
                             CRM PRIME MONEY MARKET

                                 CRM TAX-EXEMPT
                             -----------------------

Fund                                         Asset
Operations                                   Safe Keeping

-------------------------------------        --------------------------------

         ADMINISTRATOR AND                              CUSTODIAN

          ACCOUNTING AGENT                      WILMINGTON TRUST COMPANY

             PFPC INC.                             RODNEY SQUARE NORTH
        400 BELLEVUE PARKWAY                    1100 NORTH MARKET STREET
        WILMINGTON, DE 19809                      WILMINGTON, DE 19890

 Provides facilities, equipment and
       personnel to carry out
 administrative services related to             Holds each Fund's assets,
   each Fund and calculates each              settles all portfolio trades
   Fund's NAV and distributions.                and collects most of the
                                               valuation data required for
                                               calculating each Fund's NAV
                                                       per share.
-------------------------------------    ------------------------------------

                          Distribution

                         --------------------------------

                                   DISTRIBUTOR

                          PROVIDENT DISTRIBUTORS, INC.
                           FOUR FALLS CORPORATE CENTER
                           WEST CONSHOHOCKEN, PA 19428

                         Distributes each Fund's shares.
                         --------------------------------

SHAREHOLDER INFORMATION
PRICING OF SHARES

Each Fund uses its best effort to maintain its $1 constant share price and values its securities at cost. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS THE NET ASSET VALUE or "NAV"?
                           NAV = ASSETS - LIABILITIES
                                 --------------------
                                  Outstanding Shares
         -----------------------------------------------------------------------

PFPC determines the NAV per share of each Fund, as of 12:00 p.m. Eastern Time for the Tax-Exempt Fund and as of 2:00 p.m. Eastern Time for the Prime Money Market Fund, on each Business Day (a day that the New York Stock Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in a Fund, deducting its liabilities and dividing the balance by the number of outstanding shares in that Fund.

Shares will not be priced on those days the Funds are closed. As of the date of this prospectus, those days are:

     New Year's Day                  Memorial Day            Veterans Day
     Martin Luther King, Jr. Day     Independence Day        Thanksgiving Day
     President's Day                 Labor Day               Christmas Day
     Good Friday                     Columbus Day

PURCHASE OF SHARES

         PLAIN TALK

         -----------------------------------------------------------------------
         HOW TO PURCHASE SHARES:
         o        Directly by mail or by wire
         o        As a client of a Third Party
         -----------------------------------------------------------------------

Fund shares are offered on a continuous basis and are sold without any sales charges. The minimum initial investment in each Fund's Investor class shares is $10,000. Each Fund, in its sole discretion, may waive the minimum initial amount to establish certain Institutional share accounts. Additional investments in any Fund may be made in any amount. You may purchase shares by mail or by wire, as specified below.

You may also purchase shares if you are a client of an institution (such as a bank or broker-dealer) that has entered into a servicing agreement with the Funds' distributor ("Third Party") you may also purchase shares through such Third Party. You should also be aware that you may be charged a fee by the Third Party in connection with your investment in a Fund. If you wish to purchase Fund shares through your account at a Third Party, you should contact that entity directly for information and instructions on purchasing shares.

BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to CRM Funds, indicating the name of the Fund, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your account number. When you make purchases by check, each Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

                  REGULAR MAIL:              OVERNIGHT MAIL:

                  CRM Funds                  CRM Funds
                  c/o PFPC Inc.              c/o PFPC Inc.
                  P.O. Box 8742              400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899       Wilmington, DE 19809

BY WIRE: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) CRM-2883 for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

ADDITIONAL INFORMATION REGARDING PURCHASES: Investments in a Fund are accepted on the Business Day that federal funds are deposited for your account on or before 12:00 p.m. Eastern Time for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern Time for the Prime Money Market Fund. Monies immediately convertible to federal funds are deposited for your account on or before 12:00 p.m. for the Tax-Exempt Fund or on or before 2:00 p.m. Eastern Time for the Prime Money Market Fund, or checks deposited for your account have been converted to federal funds (usually within two Business Days after receipt). All investments in a Fund are credited to your account as shares of the Fund immediately upon acceptance and become entitled to dividends declared as of the day and time of investment.

Any purchase order may be rejected if a Fund determines that accepting the order would not be in the best interest of the Fund or its shareholders.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA) or an automatic investment plan, please refer to the Statement of Additional Information.

REDEMPTION OF SHARES

         PLAIN TALK
         -----------------------------------------------------------------------
         HOW TO REDEEM (SELL) SHARES:
         o        By mail
         o        By telephone
         o        By check
         -----------------------------------------------------------------------

You may sell your shares on any Business Day by mail, telephone or check, as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. There is no fee when Fund shares are redeemed. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions or the next Business Day (if received after 12:00 p.m. Eastern Time for the Tax-Exempt Fund or after 2:00 p.m. Eastern Time for the Prime Money Market Fund, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Fund's name and your account number should accompany any redemption requests.

BY MAIL: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. You must indicate the Fund name, your account number and your name. The written instructions and signature guarantee should be mailed to:

                  REGULAR MAIL:                  OVERNIGHT MAIL:

                  CRM Funds                      CRM Funds
                  c/o PFPC Inc.                  c/o PFPC Inc.
                  P.O. Box 8742                  400 Bellevue Parkway, Suite 108
                  Wilmington, DE 19899           Wilmington, DE 19809

BY TELEPHONE: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Funds have certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

BY CHECK: You may use the check writing option to redeem Fund shares by drawing a check for $500 or more against your Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "non-sufficient funds" and other returned checks. These charges will be paid automatically by redeeming an appropriate number of Fund shares. Each Fund and the Transfer Agency also reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information.

ADDITIONAL INFORMATION REGARDING REDEMPTION: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds Fund shares.

If the shares to be redeemed represent a recent investment made by a check, each Fund reserves the right not to send the redemption proceeds until it believes that the check has been collected (which could take up to 10 days).

SMALL ACCOUNTS: If the value of your Fund account falls below $10,000 for Investor share accounts ($2000 for IRAs or automatic investment plans), the Funds may ask you to increase your balance. If the account value is still below such amounts after 60 days, the Funds may close your account and send you the proceeds. The Funds will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND: The Funds reserve the right to make "redemptions in kind" - payments of redemption proceeds in fund securities rather than cash -- if the amount redeemed is large enough to affect the Series' operations (for example, if it represents more than 1% of the Series' assets).

For additional information on other ways to redeem shares, please refer to the Statement of Additional Information.

EXCHANGE OF SHARES
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS AN EXCHANGE OF SHARES?
         An exchange of shares allows you to move your money from one fund to another fund within a family of funds.
         -----------------------------------------------------------------------

You may exchange all or a portion of your shares in a Fund for Investor class shares of the following funds:

         Wilmington Intermediate Bond Fund
         Wilmington Municipal Bond Fund
         CRM Large Cap Value Fund
         CRM Mid Cap Value Fund
         CRM Small Cap Value Fund

Redemption of shares through an exchange will be effected at the NAV per share next determined after the Transfer Agent receives your request. A purchase of shares through an exchange will be effected at the NAV per share determined at that time or as next determined thereafter.

Exchange transactions will be subject to the minimum initial investment and other requirements of the Fund into which the exchange is made. An exchange may not be made if the exchange would leave a balance in a shareholder's account of less than $10,000 for Investor share accounts.

To obtain prospectuses of the other Funds, you may call (800) CRM-2883. To obtain more information about exchanges, or to place exchange orders, contact the Transfer Agent, or, if your shares are held in an account with a Third Party, contact the Third Party. The Funds may terminate or modify the exchange offer described here and will give you 60 days' notice of such termination or modification. This exchange offer is valid only in those jurisdictions where the sale of the Fund shares to be acquired through such exchange may be legally made.

DISTRIBUTIONS
         PLAIN TALK
         -----------------------------------------------------------------------
         WHAT IS NET INVESTMENT INCOME?
         Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
         -----------------------------------------------------------------------

Distributions from the net investment income of each Fund are declared daily as a dividend and paid monthly to you. Any net capital gain realized by a Fund will be distributed annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES
As long as a Fund meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. The Funds' distributions of net investment income (which include net short-term capital gains), whether received in cash or reinvested in additional Fund shares, are taxable to you as ordinary income. Each Fund will notify you following the end of the calendar year of the amount of dividends paid that year.

You will not recognize any gain or loss on the sale (redemption) or exchange of shares of a Fund so long as that Fund maintains a stable price of $1.00 a share. Dividend distributions by the Tax-Exempt Fund of the excess of its interest income on tax-exempt securities over certain amounts disallowed as deductions ("exempt-interest dividends") may be treated by you as interest excludable from your gross income. The Tax-Exempt Fund intends to distribute income that is exempt from federal income tax, though it may invest a portion of its assets in securities that generate taxable income. Income exempt from federal income tax may be subject to state and local income tax. Additionally, any capital gains distributed by the Tax-Exempt Fund may be taxable.

STATE AND LOCAL INCOME TAXES: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income law.

This section is only a summary of some important income tax considerations that may affect your investment in a Fund. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS
Provident Distributors, Inc. ("PDI") manages the Funds' distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates. The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares.

SHARE CLASSES
The Funds issue Investor and Institutional Share classes. Each class of the Funds has different minimum investment requirements and fees. Institutional shares are offered only to those investors who invest in the Fund through an intermediary (i.e., broker) or through a consultant AND who invest $1,000,000 or more or where related accounts, when combined total $1,000,000 or more. Other investors investing $10,000 or more may purchase Investor shares.

MASTER/FEEDER STRUCTURE
Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including a Fund, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including a Fund, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, a Fund could switch to another master fund or decide to manage its assets itself. The Funds are not currently contemplating such a move.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE FUND, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

ANNUAL/SEMI-ANNUAL REPORTS: Contain performance data and information on the Funds' holdings and operating results for the Funds' most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): Provides a complete technical and legal description of the Funds' policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Funds may be obtained without charge by contacting:

CRM Funds
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware  19809
(800) CRM-2883
9:00 a.m. to 5:00 p.m., Eastern time

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Fund may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES, PLEASE CALL 1-(800)-CRM-2883.

The investment company registration number is 811-08648.

                     The Roxbury Large Cap Growth Portfolio

                                of WT Mutual Fund
================================================================================

                        PROSPECTUS DATED NOVEMBER 1, 1999

This prospectus gives vital information about the Portfolio, including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest, and keep it on hand for future reference.

Like all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                                TABLE OF CONTENTS

A look at the goals, strategies,   PORTFOLIO DESCRIPTION
risks and expenses of the          Summary.....................................3
portfolio.                         Fees and Expenses...........................4
                                   Adviser Prior Performance...................5
                                   Investment Objective........................7
                                   Primary Investment Strategies...............8
                                   Additional Risk Information.................9

Details about the service          MANAGEMENT OF THE PORTFOLIO
providers.                         Investment Adviser.........................11
                                   Service Providers..........................11

Policies and instructions for      SHAREHOLDER INFORMATION
opening, maintaining and           Pricing of Shares..........................13
closing an account in the          Selecting the Correct Class of Shares......13
portfolio.                         Sales Charges..............................14
                                   Sales Charge Reduction and Waivers.........16
                                   Purchase of Shares.........................17
                                   Redemption of Shares.......................19
                                   Distributions..............................20
                                   Taxes......................................20

Details on distribution plans,     DISTRIBUTION ARRANGEMENTS
distribution fees and the          Rule 12b-1 fees............................21
portfolio's master/feeder          Master/Feeder Structure....................22
arrangement.

                                   FOR MORE INFORMATION...............back cover

For information about key terms and concepts, look for our "Plain Talk" explanations.

                     The Roxbury Large Cap Growth Portfolio

PORTFOLIO DESCRIPTION

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS A MUTUAL FUND?
      A mutual fund pools shareholders' money and, using a professional investment manager, invests it in securities like stocks and bonds.
      -------------------------------------------------------------------

Summary

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT DOES "CAP" MEAN?
      Cap or the market capitalization of a company means the value of the company's common stock in the stock market.
      -------------------------------------------------------------------

Investment        o    The Large Cap Growth Portfolio seeks superior long-term
Objective              growth of capital.
--------------------------------------------------------------------------------
Investment Focus  o    Equity (or related) securities
--------------------------------------------------------------------------------
Share Price
Volatility        o    Moderate to high
--------------------------------------------------------------------------------
Principal         o    The Portfolio operates as a "feeder fund" which means
Investment             that the Portfolio does not buy individual securities
Strategy               directly. Instead, it invests in a corresponding mutual
                       fund or "master fund," which in turn purchases investment
                       securities. The Portfolio invests all of its assets in a
                       master fund which is a separate series of WT Investment
                       Trust I. The Portfolio and the Series have the same
                       investment objective, policies and limitations.
                  o    The Large Cap Growth Portfolio invests in the Large Cap
                       Growth Series which invests at least 65% of its total
                       assets in a diversified portfolio of U.S. equity (or
                       related) securities of corporations with a market cap of
                       $2 billion or more which also have above average earnings
                       potential, compared to the securities market as a whole.
                       The Series' adviser purchases stock it believes exhibit
                       consistent, above-average earnings growth, superior
                       quality and attractive risk/reward characteristics. The
                       adviser analyzes the Stocks of over 2000 companies using
                       a bottom-up approach to search for high quality companies
                       which are growing at about double the market's average
                       rate. The adviser generally sells stocks when the
                       risk/rewards of a stock turn negative, when company
                       fundamentals deteriorate, and when a stock under performs
                       the market or its peer group.
--------------------------------------------------------------------------------
Principal Risks   The Portfolios are subject to the following risks
                  summarized below which are further described under "Additional
                  Risk Information."
                  o    It is possible to lose money by investing in the
                       Portfolio.
                  o    The Portfolio's share price will fluctuate in response to
                       changes in the market value of the Portfolio's
                       investments. Market value changes result from business
                       developments affecting an issuer as well as general
                       market and economic conditions.
                  o    Growth-oriented investments may be more volatile than the
                       rest of the U.S. stock market as a whole.
                  o    The performance of the Portfolio will depend on whether
                       or not the adviser is successful in pursuing an
                       investment strategy.
--------------------------------------------------------------------------------
Investor Profile  o    Investors who want the value of their investment to grow
                       and who are willing to accept more volatility for the
                       possibility of higher returns.
--------------------------------------------------------------------------------

Fees and Expenses

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT ARE FUND EXPENSES?
      Unlike an index,  every mutual fund has operating  expenses to pay
      for  professional  advisory,   distribution,   administration  and
      custody services. The Portfolio's expenses in the table below are shown as a percentage of its net assets. These expenses are deducted from Portfolio assets.
      -------------------------------------------------------------------

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. No sales charges or other fees are paid directly from your investment.

Shareholder Fees (fees paid
directly from your investment)             Class A      Class B(a)     Class C
                                           -------      ----------     -------
Maximum sales charge (load)                6.00%(b)        None         None
imposed on purchases (as a percentage
of offering price)
Maximum deferred sales charge               None(c)        6.00%(d)     1.00(e)
Maximum sales charge imposed on             None           None         None
reinvested dividends (and other
distributions) (as a percentage
of amount invested)
Redemption fee (as a percentage             None(g)        None         None
of amount redeemed, if applicable)(f)

-------------------------
(a) Class B shares convert to Class A shares automatically at the beginning of the seventh year after purchase.
(b) Reduced for purchases of $25,000 and more. Class A purchases of $1,000,000 or more will not be subject to an initial sales charge.
(c) Class A shares are not subject to a contingent deferred sales charge (a "CDSC"); except certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.00% of amounts redeemed within the first year of purchase. Such a CDSC may be waived in connection with redemptions to participants in certain fee-based programs.
(d) 6.00% during the first year, 5.00% during the second year, 4.00% during the third year; 3.00% during the fourth year, 2.00% during the fifth year and 1.00% during the sixth year. Class B shares automatically convert into Class A shares at the beginning of the seventh year after purchase and thereafter will not be subject to a CDSC.
(e) Class C shares are subject to a 1.00% CDSC if redeemed within the first year after purchase.
(f) Shareholders effecting redemptions via wire transfer may be required to pay fees, including a $10 wire fee and other fees, that will be directly deducted from redemption proceeds. Shareholders who request redemption checks to be sent by overnight mail may be required to pay a $10 fee that will be directly deducted from redemption proceeds. See "Redemption of Shares."
(g) Class A shares that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from
Portfolio assets)                        Class A     Class B    Class C
                                         -------     -------    -------

Management fees                            0.55%      0.55%      0.55%

Distribution (12b-1) and service
fees                                       0.00%      0.75%      0.75%

Other expenses                             0.55%      0.55%      0.55%

Total Annual Operating Expenses(1)         1.10%      1.85%      1.85%

Waivers/reimbursements(2)                  0.15%      0.15%      0.15%

Net expenses(2)                            0.95%      1.70%      1.70%

----------
(1) The table above and the Example below each reflect the aggregate annual operating expenses of the Portfolio and the Large Cap Growth Series.
(2) The adviser has agreed to reduce its fees and/or reimburse expenses to limit the combined total annual operating expenses to 0.95% (for Class A Shares) and 1.70% (for Class B shares and Class C shares). This waiver will remain in place until the Board of Trustees approves its termination.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 over the various time frames indicated. The example assumes that:

o     you reinvested all dividends and other distributions

o     the average annual return was 5%

o the Portfolio's maximum total operating expenses are charged and remain the same over the time periods

o     you redeemed all of your investment at the end of the time period.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

Roxbury Large Cap Growth Portfolio                  1 Year           3 Years
----------------------------------                  ------           -------
Class A(1)                                           $705              $929

Class B                                              $188              $582

Class B (assuming complete
redemption at end of period)(2)                      $777            $1,147

Class C

Class C (assuming complete                           $188              $582
redemption at end of period)                          $97              $303

(1)   Assumes deduction at time of purchase of maximum sales charge.
(2)   Assumes deduction at redemption of maximum deferred sales charge.

The above example is for comparison purposes only and is not a representation of the Portfolio's actual expenses and returns, either past or future.

Adviser Prior Performance

The table below shows relevant performance data for the adviser and its predecessors' investment advisory accounts (the "Accounts") during the period April 1, 1986 through March 31, 1999, using the same investment approach specified for the Large Cap Growth Series under "Investment Objective" and "Primary Investment Strategies."

The results for the period April 1, 1986 through June 30, 1986 are the results of A.H. Browne & Company, the predecessor to Roxbury Capital Management, Inc., a California corporation. The results for the period July 1, 1986 through July 31, 1998 are the results of Roxbury Capital Management Inc., the predecessor to Roxbury Capital Management, LLC.

The Accounts constitute the accounts managed by the adviser (and its predecessors) that have an identical or substantially similar investment objective or investment approach as the Large Cap Growth Series and that met certain basic criteria as to minimum account value, discretionary status, tax-exempt status and period of management of more than one month. The Accounts were managed for tax-exempt clients and, therefore, may have been managed differently than for taxable clients. Large Cap Growth Series will be managed primarily for taxable investors. The Accounts were not subject to the same types of expenses to which the Portfolio is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Portfolio by the Investment Company Act of 1940, or the Internal Revenue Code. The performance of the Accounts may have been adversely affected had they been subject to the same expenses, restrictions and limitations. The adviser believes that any adverse effect would not have been significant. The results presented are not intended to predict or suggest the return to be experienced by the Portfolio or the return you might achieve by investing in the Portfolio. You should not rely on the following performance data as an indication of future performance of the adviser or of the Portfolio.

                            Total Return of Accounts

-------------------------------------------------------------------------------------------------------------

      Average Annual Return           1 Year Ended       3 Years Ended      5 Years Ended      10 Years Ended
      for the Periods Specified:      Mar. 31, 1999      Mar. 31, 1999      Mar. 31, 1999      Mar. 31, 1999
                                      -------------      -------------      -------------      -------------
      The Accounts ...........            31.57%             31.14%             26.51%             19.21%
      S&P 500 Index ..........            18.45%             28.07%             26.33%             18.94%

-------------------------------------------------------------------------------------------------------------

Please read the following important notes concerning the Accounts:

1. The results for the Accounts reflects both income and capital appreciation or depreciation (total return). Dividends are accounted for on a cash basis; other items of income are accounted for on an accrual basis. Returns are time-weighted and represent the dollar-weighted average of the Accounts. Return figures are net of applicable fees and expenses (other than separate custody fees). As of April 1, 1995 the Accounts were valued daily.

2. The S&P 500 Index consists of 500 stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. It is a market-value weighted unmanaged index (stock price times number of shares outstanding), with each stock's weight in the S&P 500 Index proportionate to its market value.

            PLAIN TALK
            -------------------------------------------------------------------
            WHAT IS AN INDEX?
            An index is a broad measure of the market performance of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.
            -------------------------------------------------------------------

      Special Note Concerning Adviser Investment Returns: You should note that the Portfolio will compute and disclose its average annual compounded rate of return using the standard formula set forth in SEC rules, which differs in certain respects from the method used to compute the returns for the Accounts noted above. The SEC total return calculation method calls for computation and disclosure of an average annual compounded rate of return for one, five and ten year periods or shorter periods from inception. The SEC formula provides a rate of return that equates a hypothetical initial investment of $10,000 to an ending redeemable value. The returns shown for the Accounts are net of advisory fees in accordance with the SEC calculation formula, which requires that returns shown for a fund be net of advisory fees as well as all other applicable fund operating expenses. Performance was calculated on a trade date basis.

Investment Objective

The Large Cap Growth Portfolio and the Large Cap Growth Series seek superior long-term growth of capital.

For purposes of this investment objective, "superior" long-term growth of capital means long-term growth of capital from an investment in the securities comprising the S&P 500 Index that exceeds the return of the S&P 500 Index. This investment objective may not be changed without shareholder approval. There is no guarantee that the Portfolio will achieve its investment objective.

Primary Investment Strategies

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT ARE GROWTH FUNDS?
      Growth funds invest in the common stock of growth-oriented companies seeking maximum growth of earnings and share price with little regard for dividend earnings. Generally, companies with high relative rates of growth tend to reinvest more of their profits into the company and pay out less to shareholders in the form of dividends. As a result, investors in growth funds tend to receive most of their return in the form of capital appreciation.
      --------------------------------------------------------------------------

The Large Cap Growth Portfolio invests its assets in the Large Cap Growth Series, which, under normal market conditions, invest at least 65% of its total assets in the following equity (or related) securities:

o common stocks of U.S. corporations that are judged by the adviser to have strong growth characteristics and, with respect to at least 65% of the Portfolio's total assets, have a market capitalization of $2 billion or higher at the time of purchase;

o options on, or securities convertible (such as convertible preferred stock and convertible bonds) into, the common stock of U.S. corporations described above;

o options on indexes of the common stock of U.S. corporations described above; and

o contracts for either the future delivery, or payment in respect of the future market value, of certain indexes of the common stock of U.S. corporations described above, and options upon such futures contracts.

The adviser looks for high quality, sustainable growth stocks while paying careful attention to valuation. Research is bottom-up, emphasizing business fundamentals, including financial statement analysis and industry and competitor evaluations. The adviser selects stocks it believes exhibit consistent, above-average earnings growth, superior quality and attractive risk/reward characteristics. These dominant companies are expected to generate consistent earnings growth in a variety of economic environments.

The adviser also seeks to provide a greater margin of safety and stability in the Series. Superior earnings growth is expected to translate ultimately into superior compounding of returns. Additionally, several valuation tools are used to avoid over-paying for growth or chasing "hot" stocks. Over time, the adviser believes these favorable characteristics will produce superior returns with less risk than many growth styles.

The adviser's research team analyzes a broad universe of over 2,000 companies. Industry specialists search for high-quality companies growing at roughly double the market's average. Approximately 150 stocks pass these initial screens and are subject to thorough research. Dominant market share, strong financials, the power to price, significant free cash flow and shareholder-oriented management are critical variables.

Final purchase candidates are selected by the adviser's investment committee based on attractive risk/reward characteristics and diversification guidelines. Certain industries may be over or under-weighted by the adviser based upon favorable growth rates or valuation parameters.

The adviser attempts to maintain portfolio continuity by purchasing sustainable growth companies that are less sensitive to short-term economic trends than cyclical, low quality companies. The adviser generally sells stocks when the risk/reward characteristics of a stock turn negative, company fundamentals deteriorate, or the stock underperforms the market or its peer group. The latter device is employed to minimize mistakes and protect capital.

The Series combines three distinct components, each of which is intended to enhance returns and add balance.

LARGE CAP GROWTH STOCKS (over $5 billion in total market cap) - Up to 100%, but not less than 65%, of the Series' total assets:

      o     Mature, predictable businesses
      o     Capital appreciation and income
      o     Highest liquidity

MEDIUM CAP GROWTH STOCKS (between $1 and $5 billion in total market cap) - Up to 20% of the Series' total assets:

      o     Superior long-term potential
      o     Strong niche or franchise
      o     Seasoned management

SPECIAL SITUATIONS GROWTH OPPORTUNITIES - Up to 20% of the Series' total assets:

      o     Stable return, independent of the market
      o     Unusually favorable risk/reward characteristics
      o     Typically involve corporate restructuring

In order to respond to adverse market, economic, political or other conditions the Series may assume a temporary defensive position and invest without limit in commercial paper and other money market instruments that are rated investment grade. The result of this action may be that the Series will be unable to achieve its investment objective. The Series also may use other strategies and engage in other investment practices, which are described in detail in our Statement of Additional Information.

Additional Risk Information

The following is a list of certain risks that may apply to your investment in the Portfolio. Further information about investment risk is available in our Statement of Additional Information:

o Derivatives Risk: Some of the Series' investments may be referred to as "derivatives" because their value depends on, or derives from, the value of an underlying asset, reference rate or index. These investments include options, futures contracts and similar investments that may be used in hedging and related income strategies. The market value of derivative instruments and securities is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. As a fundamental policy, no more than 15% of the Series' total assets may at any time be committed or exposed to derivative strategies.

o Growth-Oriented Investing Risk: The risk that an investment in a growth-oriented portfolio, which invests in growth-oriented companies, will be more volatile than the rest of the U.S. market as a whole.

o Market Risk: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

o Master/Feeder Risk: The master/feeder structure is relatively new and more complex. While this structure is designed to reduce costs, it may not do so, and there may be operational or other complications. For example, large-scale redemptions by other feeders of their shares of a master fund could have adverse effects on the Portfolio such as requiring the liquidation of a substantial portion of the master fund's holdings at a time when it could be disadvantageous to do so. Also, other feeders of a master fund may have a greater ownership interest in the master fund than the Portfolio's interest and, therefore, could have effective voting control over the operation of the master fund.

o Opportunity Risk: The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

o Valuation Risk: The risk that the Series has valued certain of its securities at a higher price than it can sell them.

o Year 2000 Compliance Risk: Like other organizations around the world, the Series could be adversely affected if the computer systems used by its various service providers (or the market in general) do not properly operate after January 1, 2000. The Series is taking steps to address the Year 2000 issue with respect to the computer systems that it relies on. There can be no assurance, however, that these steps will be sufficient to avoid a temporary service disruption or any adverse impact on the Series.

      Additionally, if a company in which the Series is invested is adversely affected by Year 2000 problems, it is likely that the price of that company's securities will also be adversely affected. A decrease in one or more of the Series' holdings may have a similar impact on the price of the Series' shares. The adviser will rely on public filings and other statements made by companies about their Year 2000 readiness. The adviser is not able to audit any company and its major suppliers to verify their Year 2000 readiness.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the management, activities and affairs of the Portfolio and has approved contracts with various financial organizations to provide, among other services, the day-to-day management required by the Portfolio and its shareholders.

Investment Adviser

      PLAIN TALK
      -------------------------------------------------------------------
      WHAT IS AN INVESTMENT ADVISER?
      The investment adviser makes investment decisions for a mutual fund and continuously reviews, supervises and administers the fund's investment program. The Board of Trustees supervises the adviser and establishes policies that the adviser must follow in its management activities.
      -------------------------------------------------------------------

Roxbury Capital Management, Inc., 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401, serves as the investment adviser for the Large Cap Growth Series, the master fund in which the Portfolios invests. Under an advisory agreement, Roxbury, subject to the supervision of the Board of Trustees, directs the investments of the Series in accordance with its investment objective policies and limitations. In addition to serving as adviser to the Series, Roxbury is engaged in a variety of investment advisory activities, including the management of separately managed accounts. The Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series average daily net assets over $2 billion.

Portfolio Managers

The day-to-day management of the Large Cap Growth Series is the responsibility of Roxbury's Investment Committee. The Investment Committee meets regularly to make investment decisions for the Series and relies on Roxbury's research team.

Service Providers

The chart below provides information on the Portfolio's primary service providers.

CHART

SHAREHOLDER INFORMATION

Pricing of Shares

The Portfolio values its assets based on current market values when such values are readily available. These prices normally are supplied by a pricing service. Any assets held by the Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the accounting agent determines the Portfolio's daily net asset value. To determine the value of those securities, PFPC may use a pricing service that takes into account not only developments related to specific securities, but also transactions in comparable securities. Securities that do not have a readily available current market value are valued in good faith under the direction of the Board of Trustees.

      PLAIN TALK
      -------------------------------------------------------------------
       WHAT IS THE NET ASSET VALUE or "NAV"?

                           NAV = Assets - Liabilities
                                 --------------------
                                 Outstanding Shares

      -------------------------------------------------------------------

PFPC determines the NAV per share of the Portfolio as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each Business Day (a day that the Exchange, the Transfer Agent and the Philadelphia branch of the Federal Reserve Bank are open for business). The NAV is calculated by adding the value of all securities and other assets in the Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in the Portfolio.

Shares will not be priced on those days the Portfolio's office is closed. As of the date of this prospectus, those days are:

      New Year's Day                    Memorial Day            Veterans Day
      Martin Luther King, Jr. Day       Independence Day        Thanksgiving Day
      President's Day                   Labor Day               Christmas Day
      Good Friday                       Columbus Day

Selecting the Correct Class of Shares

This prospectus offers Class A, Class B and Class C shares of the Portfolio. Each class has its own cost structure, allowing you to choose the one that best meets your requirements. Your financial consultant can help you decide. For estimated expenses of each class, see the table under "Fees and Expenses" earlier in this prospectus.

Class A Shares--Initial Sales Charge

Purchasers of Class A shares will incur a sales charge at the time of purchase (a "front-end load") based on the dollar amount of the purchase. The maximum initial sales charge is 6.0%, which is reduced for purchases of $25,000 and over. Sales charges also may be reduced by using the accumulation privilege described under "Sales Charge Reductions and Waivers." Class A shares are subject to an ongoing shareholder servicing fee of 0.25% of the Portfolio's average net assets attributable to Class A shares. Class A shares will not be subject to any contingent deferred sales charge (CDSC or "back end load") when they are redeemed. Although purchases of $1,000,000 or more may not be subject to an initial sales charge, if the initial sales charge is waived, such purchases may be subject to a CDSC of 1.00% if the shares are redeemed within one year after purchase. Class A shares that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase. Class A shares also will be issued upon conversion of Class B shares, as described below under "Class B Shares."

Class B Shares--Deferred Sales Charge

Purchases of Class B shares will not incur a sales charge at the time of purchase, but they are subject to an ongoing Rule 12b-1 distribution fee of 0.75% and an ongoing shareholder servicing fee of 0.25%. Class B shares are subject to a CDSC if you redeem them within six years of purchase. At the beginning of the seventh year after purchase, Class B shares will automatically convert into Class A shares of the Portfolio, which are subject to the same shareholder servicing fee of 0.25%. Automatic conversion of Class B shares into Class A shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes. Shares purchased through reinvestment of dividends and other distributions on Class B shares also will convert automatically to Class A shares based on the portion of purchased shares that convert.

Class C Shares--Pay As You Go

Class C shares do not incur a sales charge at the time of purchase, but they are subject to an ongoing Rule 12b-1 distribution fee of 0.75% and an ongoing shareholder servicing fee of 0.25%. Class C shares also are subject to a 1.00% CDSC if you redeem them within one year of purchase. Although Class C shares are subject to a CDSC for only one year (as compared to six years for Class B), Class C shares have no conversion feature and, accordingly, if you purchase Class C shares, those shares will be subject to the 0.75% distribution fee for as long as you own your Class shares.

Sales Charges

Class A Shares

Part of the front-end sales charge is paid directly to the selling broker-dealer (the "dealer reallowance"). The remainder is retained by the distributor and may be used either to promote the sale of the Portfolio's shares or to compensate the distributor for its efforts to sell the shares of the Portfolio.

-------------------------------------------------------------------------------------------------
                                                AS A               AS A        DEALER REALLOWANCE
                                            PERCENTAGE OF     PERCENTAGE OF      AS A PERCENTAGE
YOUR INVESTMENT                            OFFERING PRICE    YOUR INVESTMENT    OF OFFERING PRICE
-------------------------------------------------------------------------------------------------
Less than $25,000                                6.00%            6.38%               5.50%
-------------------------------------------------------------------------------------------------
$25,000 or more, but less than $50,000           5.00%            5.26%               4.50%
-------------------------------------------------------------------------------------------------
$50,000 or more, but less than $100,000          4.25%            4.44%               3.75%
-------------------------------------------------------------------------------------------------
$100,000 or more, but less than $250,000         3.50%            3.63%               3.00%
-------------------------------------------------------------------------------------------------
$250,000 or more, but less than $500,000         2.75%            2.83%               2.50%
-------------------------------------------------------------------------------------------------
$500,000 or more, but less than $1,000,000       2.00%            2.04%               1.75%
-------------------------------------------------------------------------------------------------
$1,000,000 or more                               0.00%*           0.00%*              0.00%*
-------------------------------------------------------------------------------------------------

* The distributor may pay a dealer reallowance on purchases of $1 million or more during a 13-month period. The dealer reallowance, as a percentage of offering price, is as follows: 1.00% on purchases between $1 million and $2 million; plus 0.80% on the amount between $2 million and $3 million; plus 0.50% on the amount between $3 million and $50 million; plus 0.25% on the amount between $50 million and $100 million; plus 0.15% of the amount exceeding $100 million. Class A shares that (i) were not purchased through certain fee-based programs or (ii) were not subject to an initial sales charge or CDSC will be subject to a redemption fee of 1.00% on amounts redeemed within the first year of purchase.

Class B Shares

Class B shares are offered at their net asset value per share, without any initial sales charge, but are subject to a CDSC if you redeem them within six years of purchase. The distributor pays the selling broker-dealer a 5.00% commission at the time of sale.

Class C Shares

Class C shares are offered at their net asset value per share without any initial sales charge. Class C shares, however, are subject to a CDSC if you redeemed them within one year of purchase. The Distributor may pay the selling broker-dealer up to a 1.00% commission at the time of sale.

Contingent Deferred Sales Charge (CDSC)

You may be subject to a CDSC upon redemption of your Class B and Class C shares under the following conditions:

      o     Class B Shares

            --------------------------------------------
               YEARS AFTER       CDSC ON SHARES BEING
                 PURCHASE              REDEEMED
            --------------------------------------------
                 1st year               6.00%
            --------------------------------------------
                 2nd year               5.00%
            --------------------------------------------
                 3rd year               4.00%
            --------------------------------------------
                 4th year               3.00%
            --------------------------------------------
                 5th year               2.00%
            --------------------------------------------
                 6th year               1.00%
            --------------------------------------------
              After 6 years              None
            --------------------------------------------

      Class B shares will be automatically converted to Class A shares at the beginning of the seventh year after purchase.

      o     Class C Shares

      If you redeem Class C shares within one year of purchase, you will be charged a CDSC of 1.00% of shares redeemed. There is no CDSC imposed on Class C shares acquired through reinvestment of dividends or capital gains.

      o     Class B and C Shares

      The CDSC will be imposed on the lesser of the original purchase price or the net asset value of the redeemed shares at the time of the redemption. CDSC calculations are based on the specific shares involved, not the value of the account. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares to meet your request, we will sell your shares on a first-in, first-out basis. Your financial consultant or institution may elect to waive some or all of the payment, thereby reducing or eliminating the otherwise applicable CDSC.

Sales Charge Reductions and Waivers

Reducing Sales Charges on Your Class A Shares. There are several ways you can combine multiple purchases of Class A shares to take advantage of the breakpoints in the sales charge schedule. These can be combined in any manner:

o Accumulation privilege--lets you add the value of shares of any Class A shares you and your immediate family already own to the amount of your next investment for purposes of calculating sales charges

o Letter of intent--lets you purchase Class A shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. See the new account application and the Statement of Additional Information for terms and conditions.

To use these privileges: Complete the appropriate section on your new account application, or contact your financial consultant or the Portfolio to add these options to an existing account.

CDSC Waivers. In general, the CDSC may be waived on shares you sell for the following reasons:

o Payments through certain systematic retirement plans and other employee benefit plans

o Qualifying distributions from qualified retirement plans and other employee benefit plans

o Distributions from custodial accounts under section 403(b)(7) of the Internal Revenue Code as well as from Individual Retirement Accounts
      (IRAs) due to death, disability or attainment of age 59 1/2

o     Participation in certain fee-based programs

To use any of these waivers: Contact your financial consultant or the Portfolio.

Reinstatement Privilege. If you sell shares of the Portfolio, you may invest some or all of the proceeds in the Portfolio within 90 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

To use this privilege: Contact your financial consultant or the Portfolio.

Net Asset Value Purchases. Class A shares may be sold at net asset value to:

o Current or retired trustees, officers and employees of the Portfolio, the distributor, the transfer agent, the adviser and its members, certain family members of the above persons, and trusts or plans primarily for such persons or their family members;

o Current or retired registered representatives or full-time employees and their spouses and minor children and plans of broker-dealers or other institutions that have selling agreements with the distributor;

o Investors who exchange their shares from an unaffiliated investment company that has a comparable sales charge, so long as shares are purchased within 60 days of the redemption;

o Trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with 50 or more eligible employees

o Investment advisers, financial planners and certain financial institutions that place trades for their own accounts or the accounts of their clients either individually or through a master account and who charge a management, consulting or other fee for their services;

o Employer-sponsored benefit plans in connection with purchases of shares of Class A shares made as a result of participant-directed exchanges between options in such a plan;

o "Wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners having sales or service agreements with the distributor or another broker-dealer or financial institution with respect to sales of Class A shares;

o Such other persons as are determined by the adviser to have acquired shares under circumstances where the Portfolio has not incurred any sales expense.

Purchase of Shares

      PLAIN TALK
      -------------------------------------------------------------------
       HOW TO PURCHASE SHARES:

       o     Directly by mail or by wire

       o     As a client of a Third Party
      -------------------------------------------------------------------

Shares are sold at a public offering price based on the net asset value for the class of shares selected, next determined after receipt of the order. Investors may purchase shares of the Portfolio from a "Third Party" such as selected financial professionals, securities brokers, dealers or through financial intermediaries such as benefit plan administrators. Investors should contact these agents directly for appropriate instructions, as well as for information pertaining to accounts and any servicing or transaction fees that may be charged. Some of these agents may appoint subagents. The Portfolio's shares are also offered for sale directly by calling, (800) ___-____.

The minimum initial investment in the Portfolio is $2,000 (including IRAs) and $500 for subsequent investments. The adviser or the distributor, at its discretion, may waive these minimums. The Portfolio does not accept third-party checks or cash investments. Checks must be in U.S. dollars and, to avoid fees and delays, drawn only on banks located in the United States. Purchases may also be made in certain circumstances by payment of securities. See our Statement of Additional Information for further details.

See "Sales Charge Reductions and Waivers" for ways to make your initial investment go farther.

By Mail: You may purchase shares by sending a check drawn on a U.S. bank payable to Roxbury Large Cap Growth Portfolio, indicating the name of the Portfolio, along with a completed application (included at the end of this prospectus). If a subsequent investment is being made, the check should also indicate your Portfolio account number. When you make purchases by check, the Portfolio may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction. Send the check and application to:

     By regular mail                      By overnight mail
     ---------------                      -----------------
     Roxbury Large Cap Growth Portfolio   Roxbury Large Cap Growth Portfolio
     c/o PFPC Inc.                        c/o PFPC Inc.
     P.O. Box _____                       400 Bellevue Parkway
     Wilmington, DE  19809                Wilmington, DE  19809

By Wire: You may purchase shares by wiring federal funds readily available. Please call PFPC at (800) ______ for instructions and to make specific arrangements before making a purchase by wire, and if making an initial purchase, to also obtain an account number.

Additional Information Regarding Purchases: Purchase orders received by the Transfer Agent before the close of regular trading on the Exchange on any Business Day will be priced at the NAV that is determined as of the close of trading. Purchase orders received after the close of regular trading on the Exchange will be priced as of the close of regular trading on the following Business Day.

Any purchase order may be rejected if the Portfolio determines that accepting the order would not be in the best interest of the Portfolio or its shareholders.

It is the responsibility of the Third Party to transmit orders for the purchase of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis, in accordance with the procedures stated above.

For information on other ways to purchase shares, including through an individual retirement account (IRA), an automatic investment plan or a payroll investment plan, see our Statement of Additional Information

Redemption of Shares

      PLAIN TALK

      -------------------------------------------------------------------
      HOW TO REDEEM (SELL) SHARES:

      o     By mail

      o     By telephone
      -------------------------------------------------------------------

You may sell your shares on any Business Day as described below. Redemptions are effected at the NAV next determined after the Transfer Agent has received your redemption request. It is the responsibility of the Third Party to transmit redemption orders and credit their customers' accounts with redemption proceeds on a timely basis. Redemption checks are mailed on the next Business Day following receipt by the Transfer Agent of redemption instructions, but never later than 7 days following such receipt. Amounts redeemed by wire are normally wired on the date of receipt of redemption instructions (if received by the Transfer Agent before 4:00 p.m. Eastern time), or the next Business Day (if received after 4:00 p.m. Eastern time, or on a non-Business Day), but never later than 7 days following such receipt. If you purchased your shares through an account at a Third Party, you should contact the Third Party for information relating to redemptions. The Portfolio's name and your account number should accompany any redemption requests.

By Mail: If you redeem your shares by mail, you should submit written instructions with a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a Notary Public. You must indicate the Portfolio name, your account number and your name. The written instructions and signature guarantee should be mailed to:

     By regular mail                        By overnight mail
     ---------------                        -----------------
     Roxbury Large Cap Growth Portfolio     Roxbury Large Cap Growth Portfolio
     c/o PFPC Inc.                          c/o PFPC Inc.
     P.O. Box _____                         400 Bellevue Parkway
     Wilmington, DE  19809                  Wilmington, DE  19809

By Telephone: If you prefer to redeem your shares by telephone you may elect to do so. However there are certain risks. The Portfolio has certain safeguards and procedures to confirm the identity of callers and to confirm that the instructions communicated are genuine. If such procedures are followed, you will bear the risk of any losses.

Additional Information Regarding Redemptions: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of your signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

If shares to be redeemed represent a recent investment made by check, each Portfolio reserves the right not to make the redemption proceeds available until it has reasonable grounds to believe that the check has been collected (which could take up to 10 days).

Small Accounts: If the value of your Portfolio accounts falls below $500, the Portfolio may ask you to increase your balance. If the account balance is still below $500 after 60 days, the Portfolio may close your account and send you the proceeds. The Portfolio will not close your account if it falls below $500 solely as a result of a reduction in your account's market value.

For information on other ways to redeem shares, please refer to the Statement of Additional Information.

Distributions

      PLAIN TALK
      --------------------------------------------------------------------------
      WHAT IS NET INVESTMENT INCOME?
      Net investment income consists of interest and dividends earned by a fund on its investments less accrued expenses.
      --------------------------------------------------------------------------

Distributions from the net investment income of the Portfolio are declared and paid annually to you. Any net capital gain realized by the Portfolio will be distributed annually.

Distributions are payable to the shareholders of record at the time the distributions are declared (including holders of shares being redeemed, but excluding holders of shares being purchased). All distributions are reinvested in additional Portfolio shares, unless you have elected to receive the distributions in cash.

Taxes

Federal Income Tax: As long as the Portfolio meets the requirements for being a "regulated investment company," it pays no Federal income tax on the earnings and gains it distributes to shareholders. While the Portfolio may invest in securities that earn interest subject to Federal income tax and securities that earn interest exempt from that tax, under normal conditions the Portfolio invests primarily in taxable securities. The Portfolio will notify you following the end of the calendar year of the amount of dividends and other distributions paid that year.

Dividends you receive from the Portfolio, whether reinvested in Portfolio shares or taken as cash, are generally taxable to you as ordinary income. The Portfolio's distribution of net capital gain, whether received in cash or reinvested in additional Portfolio shares, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares. You should be aware that if Portfolio shares are purchased shortly before the record date for any dividend or capital gain distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. The Portfolio anticipates the distribution of net capital gain.

It is a taxable event for you if you sell or exchange shares of the Portfolio. Depending on the purchase price and the sale price of the shares you exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions.

State and Local Income Taxes: You should consult your tax advisers concerning state and local taxes, which may have different consequences from those of the Federal income tax law.

This section is only a summary of some important income tax considerations that may affect your investment in the Portfolio. More information regarding those considerations appears in our Statement of Additional Information. You are urged to consult your tax adviser regarding the effects of an investment on your tax situation.

DISTRIBUTION ARRANGEMENTS

Provident Distributors, Inc. ("PDI") manages the Portfolio's distribution efforts and provides assistance and expertise in developing marketing plans and materials, enters into dealer agreement with broker-dealers to sell shares and provides shareholder support services, directly or through affiliates.

Rule 12b-1 Fees

      PLAIN TALK
      -----------------------------------------------------------------------
      WHAT ARE 12b-1 FEES?
      12b-1 fees, charged by some funds, are deducted from fund assets to pay for marketing and advertising expenses or, more commonly, to compensate sales professionals for selling fund shares.
      -----------------------------------------------------------------------

The Portfolio has adopted a distribution plan under Rule 12b-1 that allows the Portfolio to pay a fee to PDI for the sale and distribution of its shares. Because these fees are paid out of the Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to the Rule, the Board has approved, and the Portfolio has entered into, a Distribution Plan with PDI, for the Class B and Class C shares. Under the Distribution Plan, the Portfolio will pay distribution fees to PDI at a maximum annual rate of 0.75% of its aggregate average daily net assets attributable to its Class B and Class C shares.

The Distribution Plan provides that the distributor may use the distribution fees received from a class of shares to pay for the distribution expenses of that class, including, but not limited to (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to, the distributor or any other broker-dealer or financial institution that engages in the distribution of that class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising for that class; (ii) costs of printing and distributing prospectuses, Statements of Additional Information and reports of the Portfolio to prospective investors in that class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Portfolio and that class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Portfolio may, from time to time, deem advisable with respect to the distribution of that class. Distribution fees are accrued daily and paid monthly, and are charged as expenses of, respectively, Class B and Class C shares as accrued.

The distribution fees applicable to the Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through broker-dealers without the assessment of a front-end sales charge and at the same time to permit the distributor to compensate broker-dealers on an ongoing basis in connection with assets in the Class B and Class C shares attributable to those broker-dealers. Because these fees are paid out of Portfolio assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Master/Feeder Structure

Other institutional investors, including other mutual funds, may invest in the master funds. The master/feeder structure enables various institutional investors, including the Portfolio, to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder of a master fund, including the Portfolio, will pay its proportionate share of the master fund's expenses.

For reasons relating to costs or a change in investment goal, among others, the Portfolio could switch to another master fund or decide to manage its assets itself. The Portfolio is not currently contemplating such a move.

FOR MORE INFORMATION

FOR INVESTORS WHO WANT MORE INFORMATION ON THE PORTFOLIO, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

Annual/Semi-Annual Reports: Contain performance data and information on portfolio holdings, operating results and a discussion of the market conditions and investment strategies that significantly affect the Portfolio's performance for the most recently completed fiscal year or half-year.

Statement of Additional Information (SAI): Provides a complete technical and legal description of the Portfolio's policies, investment restrictions, risks, and business structure. This prospectus incorporates the SAI by reference.

Copies of these documents and answers to questions about the Portfolio may be obtained without charge by contacting:

Roxbury Large Cap Growth Portfolio
c/o PFPC Inc.
400 Bellevue Parkway
Suite 108
Wilmington, Delaware 19809
(800) ______
9:00 a.m. to 5:00 p.m. Eastern time

Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Room of the SEC, Washington, DC, 20549-6009. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-(800)-SEC-0330. Reports and other information about the Portfolio may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

              FOR MORE INFORMATION ON OPENING A NEW ACCOUNT, MAKING
              CHANGES TO EXISTING ACCOUNTS, PURCHASING, EXCHANGING
                OR REDEEMING SHARES, OR OTHER INVESTOR SERVICES,
                          PLEASE CALL 1-(800)-_______.

The investment company registration number is 811-08648.

                                 WT MUTUAL FUND

                     WILMINGTON PRIME MONEY MARKET PORTFOLIO
                    WILMINGTON PREMIER MONEY MARKET PORTFOLIO
                      WILMINGTON U.S. GOVERNMENT PORTFOLIO
                         WILMINGTON TAX-EXEMPT PORTFOLIO
                  WILMINGTON SHORT/INTERMEDIATE BOND PORTFOLIO
                     WILMINGTON INTERMEDIATE BOND PORTFOLIO
                       WILMINGTON MUNICIPAL BOND PORTFOLIO
                      WILMINGTON LARGE CAP GROWTH PORTFOLIO
                       WILMINGTON LARGE CAP CORE PORTFOLIO
                       WILMINGTON SMALL CAP CORE PORTFOLIO
                WILMINGTON INTERNATIONAL MULTI-MANAGER PORTFOLIO
                      WILMINGTON LARGE CAP VALUE PORTFOLIO
                       WILMINGTON MID CAP VALUE PORTFOLIO
                      WILMINGTON SMALL CAP VALUE PORTFOLIO



                              400 Bellevue Parkway
                           Wilmington, Delaware 19809




--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 1, 1999



--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Portfolios' current prospectus, dated November 1, 1999, as amended from time to time. A copy of the current prospectus and annual report may be obtained without charge, by writing to Provident Distributors, Inc. ("PDI"), Four Falls Corporate Center, West Conshohocken, PA 19428, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with PDI or by calling (800) 336-9970.

Each Portfolio and its corresponding master Series' audited financial statements
for  the  year  ended  June  30,  1999,   included  in  the  Annual  Reports  to
shareholders, are incorporated into this SAI by reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                            1
INVESTMENT POLICIES                                                            1
INVESTMENT LIMITATIONS                                                        15
TRUSTEES AND OFFICERS                                                         19
INVESTMENT ADVISORY AND OTHER SERVICES                                        23
SUB-ADVISORY SERVICES                                                         25
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN                                    27
BROKERAGE ALLOCATION AND OTHER PRACTICES                                      28
CAPITAL STOCK AND OTHER SECURITIES                                            29
PURCHASE, REDEMPTION AND PRICING OF SHARES                                    29
DIVIDENDS                                                                     33
TAXATION OF THE PORTFOLIOS                                                    33
CALCULATION OF PERFORMANCE INFORMATION                                        37
TAX-EQUIVALENT YIELD TABLE                                                    39
FINANCIAL STATEMENTS                                                          43
OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES                      1
APPENDIX B                                                                     1
DESCRIPTION OF RATINGS                                                         1

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                               GENERAL INFORMATION

WT Mutual Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Fund has established the following Portfolios described in this Statement of Additional Information: Wilmington Prime Money Market, Wilmington Premier Money Market, Wilmington U.S. Government, Wilmington Tax-Exempt, Wilmington Short/Intermediate Bond, Wilmington Intermediate Bond, Wilmington Municipal Bond, Wilmington Large Cap Growth, Wilmington Large Cap Core, Wilmington Small Cap Core, Wilmington International Multi-Manager, Wilmington Large Cap Value, Wilmington Mid Cap Value and Wilmington Small Cap Value Portfolios. Each of these Portfolios issues Institutional and Investor class shares, except for Wilmington Premier Money Market which issues only Institutional class shares.
                               INVESTMENT POLICIES

The following information supplements the information concerning each Portfolio's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Portfolios through their investment in corresponding master funds, which are series of WT Investment Trust I (the "Series").

                             MONEY MARKET PORTFOLIOS
                             -----------------------

The "Money Market Portfolios" are the Prime Money Market, the Premier Money Market, the U.S. Government and the Tax-Exempt Portfolios. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Portfolio values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Portfolio's price per share at $1.00 per share. Each Portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation, under the direction of and subject to the review of the Board of Trustees.

ASSET-BACKED SECURITIES. The Money Market Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK OBLIGATIONS. The Prime Money Market and the Premier Money Market Portfolios may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S.

branches  of foreign  banks,  of foreign  branches  of  foreign  banks,  of U.S.
agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

      o BANKERS' ACCEPTANCES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

      o CERTIFICATES OF DEPOSIT. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

      o TIME DEPOSITS. The Prime Money Market and the Premier Money Market Portfolios may invest in time deposits, which are bank deposits for fixed periods of time.

CERTIFICATES OF PARTICIPATION. The Tax-Exempt Portfolio may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Prime Money Market and the Premier Money Market Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings."

FOREIGN SECURITIES. At the present time, portfolio securities of the Prime Money Market and the Premier Money Market Portfolios that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Portfolios may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

ILLIQUID SECURITIES. The Money Market Portfolios may not invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Portfolio's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Portfolio and report periodically on such decisions to the Board.

INVESTMENT COMPANY SECURITIES. The Money Market Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Portfolio may not purchase shares of an investment company if (a) such a purchase would cause the Portfolio to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Portfolio to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Portfolio's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Portfolio would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. The Portfolios' investments of their assets in the corresponding Series pursuant to the master/feeder structure are excepted from the above limitations.

MUNICIPAL SECURITIES. The Prime Money Market, the Premier Money Market and the Tax-Exempt Portfolios each may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by a Portfolio to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

      o GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

      o REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example.

      o  BOND  ANTICIPATION   NOTES  normally  are  issued  to  provide  interim
         financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the Notes.

      o TAX ANTICIPATION NOTES finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

      o REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

      o INDUSTRIAL DEVELOPMENT BONDS ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

      o TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

      o CONSTRUCTION LOAN NOTES are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

      o PUT BONDS are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

REPURCHASE AGREEMENTS. The Money Market Portfolios may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.

SECURITIES LENDING. The Money Market Portfolios may from time to time lend their portfolio securities to brokers, dealers and financial institutions. Such loans by a Portfolio will in no event exceed one-third of that Portfolio's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which will be maintained in an amount equal to the current market value of the loaned securities at all times the loan is outstanding. Each Portfolio will make loans of securities only to firms deemed credit worthy by the adviser.

STANDBY COMMITMENTS. The Money Market Portfolios may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolios may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Portfolios will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Portfolio.

U.S. GOVERNMENT OBLIGATIONS. The Money Market Portfolios may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

VARIABLE AND FLOATING RATE SECURITIES. The Money Market Portfolios may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

WHEN-ISSUED SECURITIES. The Money Market Portfolios may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

A Portfolio will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Portfolio may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Portfolio is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Portfolio's outstanding commitments.

When a Portfolio purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Portfolio's net asset value. When payment for a when-issued security is due, a Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

                               THE BOND PORTFOLIOS
                               -------------------

The "Bond Portfolios" are the Short/Intermediate Bond, the Intermediate Bond and the Municipal Bond Portfolios. Wilmington Trust Company, the investment adviser for the Bond Portfolios, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Portfolios' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's, S&P, or, if unrated, are determined by the adviser to be of comparable quality. See "Appendix B - Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Portfolio will receive the anticipated yield on the security. WTC continuously monitors the quality of the Portfolios' holdings, and should the rating of a security be downgraded or its quality be adversely affected, WTC will determine whether it is in the best interest of the affected Portfolio to retain or dispose of the security.

The effect of interest rate fluctuations in the market on the principal value of the Bond Portfolios is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Short/Intermediate Bond Portfolio to a range of 2 1/2 to 4 years, in the case of the Intermediate Bond Portfolio to a range of 4 to 7 years, and in the case of the Municipal Bond Portfolio to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Portfolio will mature), which is sometimes used to express the anticipated term of the Portfolios' investments. Generally, the stated maturity of a fixed income security is longer than it's projected duration. Under normal market conditions, the average effective maturity, in the case of the Short/Intermediate Bond Portfolio, is expected to fall within a range of approximately 3 to 5 years, in the case of the Intermediate Bond Portfolio, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Portfolio, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Portfolios may fall within a broader range. Under those circumstances, the Short/Intermediate Bond and the Intermediate Bond Portfolios may invest in fixed income securities with an average dollar-weighted duration of 1 to 6 years and 2 to 10 years, respectively.

WTC's goal in managing the Short/Intermediate Bond and the Intermediate Bond Portfolios is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Bond Portfolios are intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Portfolios and the current interest rate environment, the Portfolios should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Portfolios will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Portfolios' holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Portfolios will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Portfolio expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Portfolio's holdings varies depending upon WTC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Portfolio), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Portfolios may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Portfolio's specified average duration, WTC seeks to protect the Portfolio's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Portfolios. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

WTC may make frequent changes in the Portfolios' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Portfolios and could result in taxable capital gains.

ASSET-BACKED SECURITIES. The Bond Portfolios may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

BANK   OBLIGATIONS.   The  Bond   Portfolios   may   invest  in  the  same  U.S.
dollar-denominated obligations of major banks as the Money Market Portfolios. (See "Bank Obligations")

CORPORATE BONDS, NOTES AND COMMERCIAL PAPER. The Bond Portfolios may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by WTC to be of comparable quality.

FIXED INCOME SECURITIES WITH BUY-BACK FEATURES. Fixed income securities with buy-back features enable the Bond Portfolios to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often supports these buy-back features. In evaluating a foreign bank's credit, WTC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Portfolio will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Portfolio and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

      o  STANDBY   COMMITMENTS.   The  Bond   Portfolios  may  acquire   standby
         commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Portfolio to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

         Ordinarily, a Portfolio will not transfer a standby commitment to a third party, although the Portfolio may sell securities subject to a standby commitment at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Portfolio may pay a higher price for the securities acquired in consideration for the commitment.

      o PUT BONDS. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Portfolio in effect holds a demand obligation that bears interest at the prevailing short-term rate.

         In selecting put bonds for the Bond Portfolios, WTC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

      o DEMAND FEATURES. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

GUARANTEED INVESTMENT CONTRACTS. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Portfolio's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Portfolio intends to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES. The Bond Portfolios may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

MONEY MARKET FUNDS. The Bond Portfolios may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act, as previously described under "Investment Company Securities."

MORTGAGE-BACKED   SECURITIES.    Mortgage-backed   securities   are   securities
representing interests in a pool of mortgages secured by real property.

Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a PRO RATA basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -- "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

MUNICIPAL SECURITIES. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

      o GENERAL OBLIGATION SECURITIES are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the theconstruction or improvement of schools, highways and roads, and water and sewer systems.

      o REVENUE OR SPECIAL OBLIGATION SECURITIES are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

      o MUNICIPAL LEASE OBLIGATIONS may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Portfolios will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

         Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

      o RESOURCE RECOVERY BONDS are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

      o PRIVATE ACTIVITY SECURITIES are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Portfolios may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes, which were previously described.


OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. Although the Municipal Bond Portfolio has no current intention of so doing, each of the Bond Portfolios may use options and futures contracts. The Short/Intermediate Bond and the Intermediate Bond Portfolios may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

PARTICIPATION INTERESTS. The Bond Portfolios may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Portfolio will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.


REPURCHASE AGREEMENTS. The Bond Portfolios may invest in repurchase agreements, which were previously described.

SECURITIES LENDING. The Bond Portfolios may lend securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Portfolio exceed one-third of the value of the Portfolio's total assets taken at fair market value. A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan. The Municipal Bond Portfolio has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Portfolio receives from lending its securities is taxable.

U.S. GOVERNMENT OBLIGATIONS. The Bond Portfolios may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "U.S. Government Obligations")

VARIABLE AND FLOATING RATE SECURITIES. The Bond Portfolios may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Portfolio investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Portfolios may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.


WHEN-ISSUED SECURITIES. The Bond Portfolios may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Portfolio could miss a favorable price or yield opportunity or could suffer a loss.

A Portfolio will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Portfolio may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Portfolio may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Portfolio is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Portfolio's outstanding commitments.

When a Portfolio purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Portfolio's net asset value. When payment for a when-issued security is due, a Portfolio will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

The Municipal Bond Portfolio may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Portfolio to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Portfolio may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Portfolio generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Portfolio may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by Securities and Exchange Commission ("SEC") guidelines, the Portfolio will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

ZERO COUPON BONDS. The Bond Portfolios may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Portfolio to liquidate investments in order to make the required distributions.

RISK FACTORS APPLICABLE TO THE MUNICIPAL BOND PORTFOLIO:
--------------------------------------------------------
HEALTH CARE SECTOR. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Portfolio may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

HOUSING SECTOR. The Municipal Bond Portfolio may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

ELECTRIC UTILITIES SECTOR. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

PROPOSED LEGISLATION. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Portfolio's holdings could be materially affected by such changes in the law, the

Trustees would reevaluate the Portfolio's investment objective and policies or consider the Portfolio's dissolution.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 years, (or since the date of inception, if applicable) were:

-------------------------- ---------------------- ------------------------
                              12 MONTHS ENDED         12 MONTHS ENDED
                               JUNE 30, 1999           JUNE 30, 1998
                               -------------           -------------
-------------------------- ---------------------- ------------------------
Short/Intermediate Bond            34.40%                 236.36%
-------------------------- ---------------------- ------------------------
Intermediate Bond                  36.22%                   N/A
-------------------------- ---------------------- ------------------------
Municipal Bond                     23.93%                  28.56%
-------------------------- ---------------------- ------------------------

                              THE EQUITY PORTFOLIOS
                              ---------------------

The "Equity Portfolios" are the Large Cap Growth, the Large Cap Core, the Small Cap Core, the International Multi-Manager, the Large Cap Value, the Mid Cap Value and the Small Cap Value Portfolios.

AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS). The International Multi-Manager and Large Cap Core Portfolios each may invest in ADRs and EDRs. ADRs and EDRs are securities, typically issued by a U.S. financial institution or a non-U.S. financial institution in the case of an EDR (a "depositary"). The institution has ownership interests in a security, or a pool of securities, issued by a foreign issuer and deposited with the depositary. ADRs and EDRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

CASH MANAGEMENT. The Large Cap Growth, Small Cap Core and the International Multi-Manager Portfolios each may invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Portfolio. The other Equity Portfolios are not subject to specific percentage limitations on such investments. Certain of these instruments are described below.

      o MONEY MARKET FUNDS. The Equity Portfolios may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act.

         The International Multi-Manager Portfolio may invest in securities of open-end and closed-end investment companies that invest primarily in the equity securities of issuers in countries where it is impossible or impractical to invest directly. Such investments will be subject to the limits described above.

      o U.S. GOVERNMENT OBLIGATIONS. The Equity Portfolios may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Portfolios. (See "U.S. Government Obligations")

      o COMMERCIAL PAPER. The Equity Portfolios may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolios may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser or sub-adviser to be of comparable quality.

      o BANK OBLIGATIONS. The Equity Portfolios may invest in the same obligations of U.S. banks as the Money Market Funds. (See "Bank Obligations")

CONVERTIBLE SECURITIES. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Equity Portfolios may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the adviser or a sub-adviser, as applicable, to be of comparable quality. In addition, the International Multi-Manager Portfolio may invest in non-convertible debt securities issued by foreign governments, international agencies, and private foreign issuers that, at the time of purchase, are rated A or better by a NRSRO, or, if not rated, are judged by the adviser or one or more of the sub-advisers to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Portfolio's purchase of the security, the adviser or a sub-adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

DEBT SECURITIES. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

HEDGING STRATEGIES. The Equity Portfolios may engage in certain hedging strategies that involve options, futures and, in the case of the International Multi-Manager Portfolio, forward currency exchange contracts. These hedging strategies are described in detail in the Appendix.

ILLIQUID SECURITIES. Each of the Large Cap Value, Mid Cap Value and Small Cap Value Portfolios may invest no more than 10% of their net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Each of the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios may invest no more than 15% of their net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Large Cap Growth, Large Cap Value and Small Cap Core Portfolios each may purchase call options on securities that WTC intends to include in the Portfolios in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolios may purchase put options to hedge against a decline in the market value of securities held in the Portfolios or in an attempt to enhance return. The Portfolios may write
(sell) put and covered call options on securities in which they are authorized to invest. The Portfolios may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 85% of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

REPURCHASE   AGREEMENTS.   The  Equity   Portfolios  may  invest  in  repurchase
agreements, which were previously described.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 or an exemption from registration. Each of the Equity Portfolios may invest up to 15% of its net assets in illiquid securities, subject to a Portfolio's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

SECURITIES LENDING. The Equity Portfolios may lend securities subject to the same conditions applicable to the Bond Portfolios.

PORTFOLIO TURNOVER. Portfolio turnover rates for the past 2 years, (or since inception, if applicable) were:

----------------------------- ----------------------- -------------------------
                                  12 MONTHS ENDED         12 MONTHS ENDED
                                   JUNE 30, 1999           JUNE 30, 1998
                                   -------------           -------------
----------------------------- ----------------------- -------------------------
Large Cap Growth                       32.48%                  39.04%
----------------------------- ----------------------- -------------------------
Large Cap Core                         5.19%                   93.08%
----------------------------- ----------------------- -------------------------
Small Cap Core                         22.97%                   N/A
----------------------------- ----------------------- -------------------------
Large Cap Value                        67.05%                   N/A
----------------------------- ----------------------- -------------------------
Mid Cap Value                         118.00%                   N/A
----------------------------- ----------------------- -------------------------
Small Cap Value                        64.00%                  57.00%
----------------------------- ----------------------- -------------------------
International Multi-Manager            67.05%                   N/A
----------------------------- ----------------------- -------------------------

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolios and their corresponding master series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lessor of (i) 67% or more of the shares of a Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

MONEY MARKET PORTFOLIOS:
Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that each of the Prime Money Market and Premier Money Market Portfolios may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that the Portfolio's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

With respect to the exclusion from the investment limitation described in number 2 above, the Fund has been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Prime Money Market and Premier Money Market Portfolios, however, will consider both foreign and U.S. bank obligations within this exclusion.

The following non-fundamental policies apply to each Money Market Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval.

Each Portfolio will not:

1. make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Portfolio's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. with respect to the U.S. Government, Prime Money Market and Premier Money Market Portfolios only, purchase the securities of any one issuer if as a result more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities.

BOND PORTFOLIOS:

Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Portfolio may borrow money from banks for temporary or emergency services (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Portfolio's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Portfolio's total assets;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

The following non-fundamental policies apply to each Portfolio and may be changed by the Board of Trustees without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets, except the Portfolio may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Portfolio may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Portfolio may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. when engaging in options, futures and forward currency contract strategies, a Portfolio will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;

6. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Portfolio's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or

7. write put or call options having aggregate exercise prices greater than 25% of the Portfolio's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.

EQUITY PORTFOLIOS:
Each Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Portfolio may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) for the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios, repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that (1) for the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios, this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios, this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that (1) each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Portfolio's assets; and (2) each of the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein; (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios each may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities and (2) the Large Cap Growth, Large Cap Core, Small Cap Core and International Multi-Manager Portfolios each may invest in purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act, provided that each of the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may borrow money subject to its investment limitation on borrowing.

THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I.

The following non-fundamental policies apply to each Portfolio unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Portfolio will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Portfolio, provided that (1) this limitation does not apply to the Large Cap Growth, Large Cap Core and Small Cap Core Portfolios; and (2) with respect to the Large Cap Value, Small Cap Value, Mid Cap Value and International Multi-Manager Portfolios, the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, provided that (1) the Large Cap Value, Small Cap Value and Mid Cap Value Portfolios may not borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made;

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the Portfolios' activities and reviews contractual arrangements with the Portfolios' service providers. The Trustees and officers are listed below. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I. An asterisk (*) indicates those Trustees who are "interested persons".

------------------------------ -------------- ---------------------------------------------------------------
                               POSITION(S)
NAME, ADDRESS AND DATE OF      HELD WITH
BIRTH                          THE FUND       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------ -------------- ---------------------------------------------------------------
ROBERT ARNOLD                     Trustee     In 1989, Mr. Arnold founded, and currently  co-manages,  R. H.
152 W. 57th Street, 44th                      Arnold & Co., Inc., an investment  banking  company.  Prior to
Floor                                         forming R. H. Arnold & Co.,  Inc.,  Mr.  Arnold was  Executive
New York, NY  10019                           Vice   President   and  a   director   to   Cambrian   Capital
Date of Birth: 3/44                           Corporation, an investment banking firm he co-founded in 1987.
------------------------------ -------------- ---------------------------------------------------------------
ROBERT J. CHRISTIAN*             Trustee,     Mr. Christian has been Chief Investment  Officer of Wilmington
Rodney Square North              President    Trust  Company  since  February  1996 and  Director  of Rodney
1100 N. Market Street                         Square  Management  Corporation  since 1996.  He was  Chairman
Wilmington, DE 19890                          and Director of PNC Equity  Advisors  Company,  and  President
Date of Birth: 2/49                           and Chief  Investment  Officer of PNC Asset  Management  Group
                                              Inc.  from 1994 to 1996.  He was Chief  Investment  Officer of
                                              PNC Bank from 1992 to 1996 and Director of  Provident  Capital
                                               Management from 1993 to 1996.
------------------------------ -------------- ---------------------------------------------------------------

------------------------------ -------------- ---------------------------------------------------------------
                               POSITION(S)
NAME, ADDRESS AND DATE OF      HELD WITH
BIRTH                          THE FUND       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------ -------------- ---------------------------------------------------------------
NICHOLAS A. GIORDANO              Trustee     Mr. Giordano was appointed interim President of LaSalle
LaSalle University                            University on July 1, 1998 and was a consultant for financial
Philadelphia, PA 19141                        services organizations from late 1997 through 1998.  He
Date of Birth: 3/43                           served as president and chief executive officer of the
                                              Philadelphia Stock Exchange from 1981 through August 1997, and also served as chairman of the board of the exchange's two subsidiaries: Stock Clearing Corporation of Philadelphia and Philadelphia Depository Trust Company.  Before joining the Philadelphia Stock Exchange, Mr. Giordano served as chief financial officer at two brokerage firms (1968-1971).  A
                                              certified public accountant, he began his career at Price
                                              Waterhouse in 1965.
------------------------------ -------------- ---------------------------------------------------------------
JOHN J.                           Trustee     Mr.  Quindlen  has retired as Senior Vice  President - Finance
QUINDLEN                                      of  E.I.  duPont  de  Nemours  &  Company,  Inc.  (diversified
313 Southwinds                                chemicals),  a position  held from 1984 to November  30, 1993.
1250 W. Southwinds Blvd.                      He  served  as  Chief  Financial  Officer  of E.I.  duPont  de
Vero Beach, FL  32963                         Nemours  &  Company  from  1984  through  June  1993.  He also
Date of Birth: 5/32                           serves as a  Director  of St.  Joe  Paper  Co.,  a Trustee  of
                                              Kalmar  Pooled  Investment  Trust and a Trustee  of the Rodney
                                              Square Funds.
------------------------------ -------------- ---------------------------------------------------------------
LOUIS                             Trustee     Self employed  financial  consultant from 1991 to the present.
KLEIN, JR.                                    Trustee of Manville  Personal  Injury  Settlement  Trust since
80 Butternut Lane                             1991.
Stamford, CT  06903
Date of Birth: 5/35
------------------------------ -------------- ---------------------------------------------------------------
CLEMENT C.                        Trustee     Managing Partner,  Mariemont Holdings,  LLC, a commercial real
MOORE, II                                     estate holding and development company since 1980.
10 Rockefeller Plaza
New York, NY  10004
Date of Birth: 9/44
------------------------------ -------------- ---------------------------------------------------------------
ERIC                              Trustee     Dean of the College of Business,  Public  Policy and Health at
BRUCKER                                       the  University  of Maine since  September  1998.  Dean of the
University of Maine                           School of Management  at the  University of Michigan from 1992
Orono, ME  04469                              to 1998.
Date of Birth: 12/41
------------------------------ -------------- ---------------------------------------------------------------
WILLIAM P.                        Trustee     Managing    Director   -   Client    Service   and   Portfolio
RICHARDS                                      Communication,   Roxbury   Capital   Management   since  1998.
100 Wilshire Boulevard                        Formerly,  Senior Vice  President and Partner at Van Deventer,
Suite 600                                     Hoch an investment management firm.
Santa Monica, CA  90401
Date of Birth: 11/36
------------------------------ -------------- ---------------------------------------------------------------
ERIC K. CHEUNG                     Vice       From 1978 to 1986,  Mr. Cheung was the  Portfolio  Manager for
Rodney Square North              President    fixed income assets of the Meritor  Financial  Group. In 1986,
1100 N. Market Street                         Mr.  Cheung  joined  Wilmington  Trust Company and in 1991, he
Wilmington, DE 19890                          became the Division Manager for all fixed income products.
Date of Birth: 1956
------------------------------ -------------- ---------------------------------------------------------------
PAT COLLETTI                       Vice       Mr.  Colletti is Vice  President  and  Director of  Investment
400 Bellevue Parkway             President    Accounting and  Administration  of PFPC Inc. since April 1999.
Wilmington, DE 19809           and Treasurer  Prior to joining PFPC,  Mr.  Colletti was  Controller  for the
Date of Birth: 11/58                          Reserve Funds since 1986.
------------------------------ -------------- ---------------------------------------------------------------
GARY M. GARDNER 400 Bellevue     Secretary    Mr.  Gardner  has been a Senior  Vice  President  of PFPC Inc.
Parkway                                       since  January  1994.  Previously,  Mr.  Gardner had  provided
Wilmington, DE  19809                         legal  and  regulatory   advice  to  mutual  funds  and  their


------------------------------ -------------- ---------------------------------------------------------------
                               POSITION(S)
NAME, ADDRESS AND DATE OF      HELD WITH
BIRTH                          THE FUND       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------ -------------- ---------------------------------------------------------------
Date of Birth: 2/51                           management for more than twenty years at Federated  Investors,
                                              Inc.,   SunAmerica  Asset  Management  Corp.  and  The  Boston
                                              Company, Inc.
------------------------------ -------------- ---------------------------------------------------------------

On October 29, 1999, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Portfolio.

The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act are paid by each Portfolio. The following table shows the fees paid during the fiscal year ended June 30, 1999 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Fund and WT Investment Trust I.

              TRUSTEES FEES FOR THE FISCAL YEAR ENDED JUNE 30, 1999

                                   AGGREGATE                TOTAL COMPENSATION
                             COMPENSATION FROM THE          FROM THE WT FUND
INDEPENDENT TRUSTEE                   FUND                       COMPLEX
-------------------          ---------------------          ------------------
Robert Arnold                       $10,500                      $21,000
Nicholas Giordano                    $7,500                      $15,000
Lawrence Thomas                     $10,500                      $21,000


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Portfolio may be presumed to "control" the Portfolio. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Portfolio on any matter requiring the approval of the shareholders of that Portfolio. As of October 29, 1999, the following entities were known to own beneficially 5% or more of the outstanding shares the Premier Money Market
Portfolio:

         Kiewit Construction Company                                      34.78%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Global Surety & Insurance Co.                                     5.88%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Kiewit Coal Properties Inc.                                       8.12%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Wasatch Construction AJV                                         16.71%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Kiewit-Granite AJV                                                7.26%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Gilbert/Black & Veatch Texas LP

         One Thousand Kiewit Plaza
         Omaha, NE 68131

As of October ___, 1999, the following entities have a 5% or larger position in the Short/Intermediate Bond Portfolio and may be deemed to be a controlling person of the Portfolio under the 1940 Act.

         Northern Trust Company                                           42.11%
           Trustee for Continental Kiewit Inc. Pension Plan
         P.O. Box 92956
         Chicago, IL 60675

         Decker Coal Reclamation                                          24.13%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Wilmington Trust Company                                          8.97%
           Trustee for Black Butte Coal Co. Pension Plan
         1100 N. Market Street
         Wilmington, DE 19890

         Wilmington Trust Company                                          8.26%
           Trustee for Kiewit Construction Corp Retirement Savings Plan
         1100 N. Market Street
         Wilmington, DE 19890

         Wilmington Trust Company                                          8.89%
           Trustee for Decker Coal Co. Pension Plan
         1100 N. Market Street
         Wilmington, DE 19890

As of October ___, 1999, the following entities were known to own beneficially 5% or more of the outstanding shares of the Large Cap Core Portfolio.

         Northern Trust Company                                           32.44%
           Trustee for Continental Kiewit Inc. Pension Plan
         P.O. Box 92956
         Chicago, IL 60675

         Decker Coal Reclamation                                          12.64%
         One Thousand Kiewit Plaza
         Omaha, NE 68131

         Wilmington Trust Company                                         38.58%
           Trustee for Kiewit Construction Corp Retirement Savings Plan
         1100 N. Market Street
         Wilmington, DE 19890

         Wilmington Trust Company                                          7.33%
           Trustee for Decker Coal Co. Pension Plan
         1100 N. Market Street
         Wilmington, DE 19890

                     INVESTMENT ADVISORY AND OTHER SERVICES

RODNEY SQUARE MANAGEMENT CORPORATION
RSMC serves as the investment adviser to the Prime Money Market, Premier Money Market, the U.S. Government and the Tax-Exempt Series. RSMC is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of WTC, a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. RSMC may occasionally consult, on an informal basis, with personnel of WTC's investment departments.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Brokerage Services Company, both wholly owned subsidiaries of WTC, are registered investment advisers. In addition, WBSC is a registered broker-dealer.

WTC previously served as the investment advisor of the Premier Money Market Series until November 1, 1999. For information regarding the fees WTC received, and waived, for its services, please see below.

For its services as adviser, RSMC received the following fees:

                           12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                              6/30/99            6/30/98            6/30/97
                           ---------------   ---------------   ---------------
Prime Money Market Series    $7,672,029         $5,078,193       $4,055,663
U.S. Government Series       $3,076,718         $2,001,355       $1,404,822
Tax-Exempt Series            $2,047,289         $1,246,730       $1,103,443

WILMINGTON TRUST COMPANY
Wilmington Trust Company, the parent of RSMC, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. WTC presently manages over $7 billion in fixed income assets and $15.5 billion in equity assets clients.

WTC  serves  as  the  adviser  to  the   Short/Intermediate   Bond  Series,  the
Intermediate Bond Series, the Municipal Bond Series, the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series.

For WTC's services as investment adviser to each Series, WTC received the following fees:

                                        OCTOBER 20, 1998 TO    12 MONTHS ENDED   12 MONTHS ENDED    12 MONTHS ENDED
                                          JUNE 30, 1999            6/30/99           6/30/98            6/30/97
                                          -------------            -------           -------            -------
Premier Money Market Series                 $518,578                 N/A               N/A                N/A
Short/Intermediate Bond Series              $177,376                 N/A               N/A                N/A
Large Cap Core Series                       $568,176                 N/A               N/A                N/A
Intermediate Bond Series                      N/A                 $322,428             N/A                N/A
Municipal Bond Series                         N/A                  $61,687           $86,841            $84,035
Large Cap Growth Series                       N/A               $1,150,375            N/A             $742,064
International Multi-Manager Series            N/A                 $447,808           $755,902             N/A

For its services as adviser, WTC waived the following fees:

                                        OCTOBER 20, 1998 TO    12 MONTHS ENDED   12 MONTHS ENDED    12 MONTHS ENDED
                                           JUNE 30, 1999           6/30/99           6/30/98            6/30/97
                                           -------------           -------           -------            -------
Premier Money Market Series                   $281,704               N/A               N/A                N/A
Short/Intermediate Bond Series                $98,480                N/A               N/A                N/A
Large Cap Core Series                         $94,401                N/A               N/A                N/A
Intermediate Bond Series                        N/A               $103,995             N/A                N/A
Municipal Bond Series                           N/A                $36,996           $81,481            $84,035
Large Cap Growth Series                         N/A               $201,147            $8,138              $0
International Multi-Manager Series              N/A               $102,850             N/A                N/A

Prior to October 19, 1998, Kiewit Investment Management Corp. served as investment adviser to the Premier Money Market, Short/Intermediate Bond and Large Cap Core Series. Pursuant to investment management agreements then in effect, the following fees were payable to the Series' previous investment adviser, Kiewit, for:

                                      JULY 1, 1998 TO OCTOBER    THE FISCAL YEAR ENDED      THE FISCAL YEAR ENDED
                                              19, 1998               JUNE 30, 1998              JUNE 30, 1997
                                              --------               -------------              -------------
Premier Money Market Series                   $228,204                  $983,634                  $833,621
Short/Intermediate Bond Series                $78,062                   $579,830                  $544,147
Large Cap Core Series                         $250,050                  $695,586                  $517,000

Kiewit Investment Management Corp., waived the following amounts for:

                                         JULY 1, 1998 TO         THE FISCAL YEAR ENDED      THE FISCAL YEAR ENDED
                                         OCTOBER 19, 1998            JUNE 30, 1998               JUNE 30, 1997
                                         ----------------            -------------               -------------
Premier Money Market Series                   $123,952                  $519,887                   $334,909
Short/Intermediate Bond Series                $43,340                   $115,748                    $92,541
Large Cap Core Series                         $40,225                   $126,953                   $109,204

For Institutional shares, WTC, or RSMC , as applicable, have agreed to waive a portion of their advisory fees or reimburse expenses to the extent total operating expenses exceed 0.20% for the Premier Money Market Series, 0.55% for the Short/Intermediate Bond Series; 0.55% for the Intermediate Bond Series; 0.75% for the Municipal Bond Series, 0.75% for the Large Cap Growth Series; .80% for the Large Core Series; 0.75% for the Large Cap Value Series; 0.80% for the Small Cap Core Series; and 1.00% for the International Multi-Manager Series. This waiver will remain in place until the Board of Trustees approves its termination.


CRAMER ROSENTHAL MCGLYNN, LLC
CRM serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Series. CRM and its predecessors have managed investments in small and medium capitalization companies for over 25 years. CRM is 76% owned (and therefore controlled) by Cramer, Rosenthal, McGlynn, Inc. ("CRM") and its shareholders. CRM is registered as an investment adviser with the SEC.

For its services as adviser, CRM received the following fees:

                             12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                 6/30/99            6/30/98          6/30/97
                                 -------            -------          -------
Large Cap Value Series          $128,702              $6,174           N/A
Mid Cap Value Series             $40,525               N/A             N/A
Small Cap Value Series          $985,563           1,434,005           N/A

For its services as adviser, CRM waived the following fees.

                             12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                  6/30/99           6/30/98          6/30/97
                                  -------           -------          -------
Large Cap Value Series            $61,969            $6,174            N/A
Mid Cap Value Series              $40,525              N/A             N/A
Small Cap Value Series              N/A                N/A             N/A

ROXBURY CAPITAL MANAGEMENT
Roxbury serves as the investment adviser to the corresponding Series of the Large Cap Growth Portfolio.

The Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; .50% of the Series' next $1 billion of average daily net assets; and .45% of the Series average daily net assets over $2 billion.

ADVISORY SERVICES. Under the terms of advisory agreements, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. Each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the adviser delegates any or all of its duties as listed.

The agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the interested Trustees of the Funds who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.

                              SUB-ADVISORY SERVICES
INTERNATIONAL MULTI-MANAGER SERIES ONLY:

The sub-advisers to the Series are:

CLEMENTE CAPITAL, INC. is located at Carnegie Hall Tower, 152 West 57th Street, New York, New York 10019. Clemente has been a registered investment adviser since 1979. SCUDDER KEMPER INVESTMENTS, INC. is located at 345 Park Avenue, New York, New York 10154. Scudder Kemper was founded as America's first independent investment counselor and has served as investment adviser, administrator and distributor of mutual funds since 1928. INVISTA CAPITAL MANAGEMENT, INC., a registered investment adviser since 1984, is located at 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309. Invista is an indirect, wholly owned subsidiary of Principal Mutual Life Insurance Company.

SUB-ADVISORY AGREEMENTS. For services furnished pursuant to each Sub-Advisory Agreement, WTC pays each sub-adviser a monthly portfolio management fee at an annual rate of 0.50% of the average daily net assets under the sub-adviser's management.

Each Sub-Advisory Agreement provides that the sub-adviser has discretionary investment authority (including the selection of brokers and dealers for the execution of the Series' portfolio transactions) with respect to the portion of the Series' assets allocated to it by WTC, subject to the restrictions of the 1940 Act, the Internal Revenue Code of 1986, as amended, applicable state securities laws, applicable statutes and regulations of foreign jurisdictions, the Series' investment objective, policies and restrictions and the instructions of the Board of Trustees and WTC.

Each Sub-Advisory Agreement provides that the sub-adviser will not be liable for any action taken, omitted or suffered to be taken except if such acts or omissions are the result of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Agreement continues in effect for two years and then from year to year so long as continuance of each such Agreement is approved at least annually (i) by the vote of a majority of the Independent Trustees at a meeting called for the purpose of voting on such approval and (ii) by the vote of a majority of the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio. Each Sub-Advisory Agreement terminates automatically in the event of its assignment and is terminable on written notice by the Fund (without penalty, by action of the Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities) or by WTC or the sub-adviser. Each Agreement provides that written notice of termination must be provided sixty days prior to the termination date, absent mutual agreement for a shorter notice period.

                     ADMINISTRATION AND ACCOUNTING SERVICES

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for WT Mutual Fund and WT Investment Trust I. These services include preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund and the Trust. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Fund. The Administration and Accounting Services Agreements provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolios, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

For its administrative and accounting services, PFPC received the following fees:

                                          12 MONTHS ENDED       FOR THE PERIOD
                                              6/30/99          2/2/98 TO 6/30/98
                                          ---------------      -----------------
Prime Money Market Series                   $1,461,311             $522,138
U.S. Government Series                       $654,621              $250,138
Tax-Exempt Series                            $435,593              $141,809
Short/Intermediate Bond Series                $92,602               $13,311
Intermediate Bond Series                      $92,122                 N/A
Municipal Bond Series                         $17,625               $7,176
Large Cap Growth Series                      $209,159               $39,617
Large Cap Value Series                        $87,657                 N/A
Small Cap Core Series                         $75,035                 N/A
International Multi-Manager Series            $68,894                 N/A

Prior to February 2, 1998, RSMC provided administrative and accounting services and was paid the following fees:

                                          FOR THE PERIOD         12 MONTHS ENDED
                                         7/1/97 TO 2/2/98            6/30/97
                                         ----------------        ---------------
Prime Money Market Series                    $658,454               $942,505
U.S. Government Series                       $245,039               $313,211
Tax-Exempt Series                            $170,197               $278,255
Short/Intermediate Bond Series                $44,273                $75,310
Intermediate Bond Series                        N/A                    N/A
Municipal Bond Series                         $37,574                $62,977
Large Cap Growth Series                       $64,109               $109,402
Large Cap Value Series                          N/A                    N/A
Small Cap Core Series                           N/A                    N/A
International Multi-Manager Series              N/A                    N/A

For its administrative and accounting services, PFPC received the following fees:

                                          12 MONTHS ENDED       FOR THE PERIOD
                                              6/30/99          1/5/98 TO 6/30/98
                                          ---------------      -----------------
Premier Money Market Series                  $179,591               $48,157
Short/Intermediate Bond Series               $105,262               $13,601
Large Cap Core Series                        $117,964               $8,951

Prior to January 5, 1998, RSMC provided administrative and accounting services and was paid the following fees:

                                          FOR THE PERIOD         12 MONTHS ENDED
                                         7/1/97 TO 1/4/98            6/30/97
                                         ----------------        ---------------
Premier Money Market Series                   $49,952                $57,980
Short/Intermediate Bond Series                $15,308                $67,133
Large Cap Core Series                         $10,893                $64,211


                          ADDITIONAL SERVICE PROVIDERS

INDEPENDENT AUDITORS. Ernst & Young LLP, serves as the independent auditor to the Fund, and WT Investment Trust I, providing services which include (1) auditing the annual financial statements for the Portfolios, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Portfolio.

LEGAL COUNSEL. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

CUSTODIAN. Wilmington Trust Company, 1100 N. Market Street, Wilmington, DE 19890, serves as the Custodian.

TRANSFER AGENT. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Provident Distributors, Inc. Four Falls Corporate Center, West Conshohocken, PA 19428, serves as the underwriter of the Portfolios' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, PDI is granted the right to sell the shares of the Portfolios as agent for the Fund. Shares of the Portfolios are offered continuously.

Under the terms of the Distribution Agreement, PDI agrees to use all reasonable efforts to secure purchasers for Investor class shares of the Portfolios and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Investor class shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolios' Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). PDI receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolios' Institutional class shares.

The Distribution Agreement provides that PDI, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreements, will not be liable to the Portfolios or their shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement became effective as of February 25, 1998 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to any Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to PDI; or (ii) by PDI on sixty
(60) days' written notice to the Portfolio.

PDI will be compensated for distribution services according to the Investor class 12b-1 Plan which became effective on November 1, 1999 regardless of PDI's expenses. The Investor class 12b-1 Plan provides that PDI will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, PDI may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PDI ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Investor class 12b-1 Plan further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Investor Class shares of each Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees. The Board of Trustees has only authorized implementation of each 12b-1 Plan for annual payments of up to 0.05% of the Investor class shares of each of the Money Market Portfolio's average net assets to reimburse PDI for making payments to certain Service Organizations who have sold Investor class shares of the Portfolios and for other distribution expenses.

Under the Investor class 12b-1 Plans, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by each Portfolio of the distribution of its Investor class shares, such payments are authorized. Each Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plans. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The advisers and sub-advisers place all portfolio transactions on behalf of each Series. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the advisers and sub-advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission; (iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

The advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, each adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the advisers in serving its other clients, as well as in serving the Series. Conversely, information provided to the advisers by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to the Series. During the twelve-month periods ended June 30, 1999, 1998 and 1997, the Series paid the following brokerage commissions:

                             12 MONTHS ENDED   12 MONTHS ENDED   12 MONTHS ENDED
                                 6/30/99           6/30/98           6/30/97
                                 -------           -------           -------
Premier Money Market Series        N/A               N/A               N/A
Prime Money Market Series          N/A               N/A               N/A
U.S. Government Series             N/A               N/A               N/A
Tax-Exempt Series                  N/A               N/A               N/A
Short/Intermediate
  Bond Series                      N/A               N/A               N/A
Intermediate Bond Series           N/A               N/A               N/A
Municipal Bond Series              N/A               N/A               N/A
Large Cap Growth Series         $196,083          $378,000           $58,000
Large Cap Core Series            $15,538          $115,000           $61,188
Small Cap Core Series            $67,932             N/A               N/A
Large Cap Value Series          $234,362             N/A               N/A
Mid Cap Value Series             $52,621           $16,841             N/A
Small Cap Value Series          $424,842          $397,058          $594,021
International
  Multi-Manager Series          $227,743             N/A               N/A


Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues two separate classes of shares, Institutional and Investor shares, for each Portfolio, except Premier Money Market Portfolio, with a par value of $.01 per share. The shares of each Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Investor class shares bear Rule 12b-1 distribution expenses, and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid. The net income attributable to Investor shares and the dividends payable on Investor shares will be reduced by the amount of the distribution fees; accordingly, the net asset value of the Investor shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of a Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Portfolio and class takes separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon only by shareholders of that Portfolio.

The Portfolios do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE OF SHARES. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

INDIVIDUAL RETIREMENT ACCOUNTS: You may purchase shares of the Portfolios for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 336-9970. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

AUTOMATIC INVESTMENT PLAN: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Portfolio, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Portfolios, or at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Portfolios, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at (800) 336-9970. This service is generally not available for WTC trust account clients, since similar services are provided through WTC. This service also may not be available for Service Organization clients who are provided similar services through those organizations.

PAYROLL INVESTMENT PLAN: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

REDEMPTION OF SHARES. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

BY CHECK: You may utilize the check writing option to redeem shares of the Prime Money Market, the U.S. Government and the Tax-Exempt Portfolios by drawing a check for $500 or more against a Portfolio account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Portfolio account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Portfolio shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks. These charges will be paid by redeeming an appropriate number of Portfolio shares automatically. Each Portfolio and the Transfer Agent reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for clients of WTC through their trust or corporate cash management accounts, since it is already provided for these customers through WTC. The service may also not be available for Service Organization clients who are provided a similar service by those organizations.

BY WIRE: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

SYSTEMATIC WITHDRAWAL PLAN: If you own shares of a Portfolio with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month. This service is generally not available for WTC trust accounts or certain Service Organizations, because a similar service is provided through those organizations.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS: To ensure proper authorization before redeeming shares of the Portfolios, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of WTC who have purchased shares through their trust accounts at WTC and clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact WTC or the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, RSMC requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. THESE PROCEDURES ARE FOR THE PROTECTION OF SHAREHOLDERS AND SHOULD BE FOLLOWED TO ENSURE PROMPT PAYMENT. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Portfolio's securities or to determine the value of a Portfolio's net assets, or
(d) ordered by a governmental body having jurisdiction over a Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

Each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

PRICING OF SHARES. Each of the Money Market Portfolios' securities is valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of a Money Market Portfolio's securities based upon their amortized cost and the accompanying maintenance of each Portfolio's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, each Portfolio's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of each Portfolio's holdings to determine whether a Portfolio's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should a Money Market Portfolio incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if a Portfolio's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Portfolios and the Equity Portfolios, the net asset value per share of each Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Portfolios are open for business. The
Portfolios are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each Business Day. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not Business Days and on which the International Multi-Manager Portfolio's net asset value is not calculated and investors will be unable to buy or sell shares of the Portfolio. Calculation of the Portfolio's net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when the Portfolio's net asset value is calculated, such securities may be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                                    DIVIDENDS

Dividends from the Money Market Portfolios are declared on each Business Day. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Portfolio may be exempt from state taxes.

Dividends from the Bond Portfolios' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Portfolios' net investment income and distributions of
(1) net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Portfolio, after deducting any available capital loss carryovers, and (2) in the case of the International Multi-Manager Portfolio, net gains realized from foreign currency transactions are declared and paid to its shareholders annually.


                           TAXATION OF THE PORTFOLIOS

GENERAL. Each Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, in the case of the International Multi-Manager Portfolio, net gains from certain foreign currency transactions) and must meet several additional requirements. For each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income
(including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

If a Portfolio makes a distribution to shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain.

MONEY MARKET PORTFOLIOS:
With respect to the U.S. Government Portfolio, Premier Money Market Portfolio and Prime Money Market Portfolio, distributions from a Portfolio's investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Portfolio's earnings and profits. Because each of the Portfolios' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporations.

BOND PORTFOLIOS:
Each Bond Portfolio may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Portfolio must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Portfolio annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


TAX-EXEMPT PORTFOLIO AND MUNICIPAL BOND PORTFOLIO: Each of these Portfolios will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Code; both Portfolios intend to continue to satisfy this requirement. Distributions that a Portfolio properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items. The aggregate dividends excludable from the shareholders' gross income may not exceed a Portfolio's net tax-exempt income. The shareholders' treatment of dividends from a Portfolio under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Portfolio may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item. Furthermore, even interest on tax-exempt securities held by a Portfolio that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Portfolio. PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing a Portfolio's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Up to 85% of Social Security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt and Municipal Bond Portfolios) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Portfolio still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If a Portfolio invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Portfolio realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

The Municipal Bond Portfolio may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Portfolio may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt and Municipal Bond Portfolios inform shareholders within 60 days after their fiscal year-end (August 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of a Portfolio's income that was tax-exempt during the period covered by the distribution.


SHORT/INTERMEDIATE BOND PORTFOLIO AND THE INTERMEDIATE BOND PORTFOLIO: Interest and dividends received by the Short/Intermediate Bond Portfolio and the Intermediate Bond Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

EQUITY PORTFOLIOS:
It is anticipated that all or a portion of the dividends from the net investment income of each Equity Portfolio other than the International Multi-Manager Portfolio will qualify for the dividends-received deduction allowed to corporations. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.
Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

FOREIGN SECURITIES. Dividends and interest received, and gains realized, by the International Multi-Manager Portfolio may be subject to income, withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, "foreign taxes") that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the International Multi-Manager Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to benefit from any foreign tax credit or deduction that is available with respect to foreign taxes paid by the Portfolio. If the election is made, the Portfolio will treat those taxes as dividends paid to its shareholders and each shareholder (1) will be required to include in gross income, and treat as paid by the shareholder, a proportionate share of those taxes, (2) will be required to treat that share of those taxes and of any dividend paid by the Portfolio that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources and (3) may either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Portfolio will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. If the Portfolio makes this election, individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

The International Multi-Manager Portfolio may invest in the stock of passive foreign investment companies ("PFICs"). A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder -- that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Portfolio acquires stock in a PFIC and holds the stock beyond the end of the year of acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

If the International Multi-Manager Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio by the QEF; those amounts most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

The International Multi-Manager Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also will be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Portfolio with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

Futures and foreign currency contracts that are subject to section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this Statement of Additional

Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical correction legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply.
Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. The International Multi-Manager Portfolio attempts to monitor its section 988 transactions to minimize any adverse tax impact.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Portfolio of straddle transactions are not entirely clear.

If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Portfolio. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolios will vary based on changes in market conditions and the level of each Portfolio's expenses. These performance figures are calculated in the following manner:

MONEY MARKET PORTFOLIOS:

      A. YIELD for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

         The yield for the 7-day period ended June 30, 1999 was:

         U.S. Government Portfolio                   4.43%
         Prime Money Market Portfolio                4.49%
         Premier Money Market Portfolio              4.84%
         Tax-Exempt Portfolio                        2.93%

      B. EFFECTIVE YIELD is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective yield = [(Base Period Return + 1) 365/7] - 1.

         The effective yield for the 7-day period ended June 30, 1999 was:

         U.S. Government Portfolio                   4.53%
         Prime Money Market Portfolio                4.59%
         Premier Money Market Portfolio              4.95%
         Tax-Exempt Portfolio                        2.97%

      C. TAX-EQUIVALENT YIELD is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 7-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Tax-Exempt Portfolio's yield (computed as in the yield description above) which is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Tax-Exempt Portfolio that is not tax-exempt.

         The Tax-Exempt Portfolio's tax-equivalent yield for the 7-day period ended June 30, 1999 was:

         28% tax bracket                             4.07%
         31% tax bracket                             4.25%
         36% tax bracket                             4.58%
         39.6% tax bracket                           4.80%

         The following table, which is based upon federal income tax rates in effect on the date of this Statement of Additional Information, illustrates the yields that would have to be achieved on taxable investments to produce a range of hypothetical tax-equivalent yields:

                           TAX-EQUIVALENT YIELD TABLE
  Federal Marginal
  INCOME TAX BRACKET     TAX-EQUIVALENT YIELDS BASED ON TAX-EXEMPT YIELDS OF:
  ------------------   ---------------------------------------------------------
                             2%     3%     4%     5%     6%     7%      8%
                             --     --     --     --     --     --      --
         28%                2.8    4.2    5.6    6.9    8.3     9.7    11.1
         31%                2.9    4.3    5.8    7.2    8.7    10.1    11.6
         36%                3.1    4.7    6.3    7.8    9.4    10.9    12.5
        39.6%               3.3    5.0    6.6    8.3    9.9    11.6    13.2

ALL PORTFOLIOS:

      A. AVERAGE ANNUAL TOTAL RETURN is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Portfolio, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Portfolio's shares, if any, and assume that all dividends during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                   T = (ERV/P)1/n - 1

         Where:   P        =       a hypothetical initial investment of $1,000

                  T        =       average annual total return

                  n        =       number of years

                  ERV      =       ending  redeemable  value:  ERV is
                                   the   value,   at  the  end  of  the
                                   applicable period, of a hypothetical
                                   $1,000   investment   made   at  the
                                   beginning of the applicable period.

           AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1999
---------------------------- ---------------- ---------------- ----------------
                                 1 YEAR           5 YEAR           10 YEAR
                                 ------           ------           -------
---------------------------- ---------------- ---------------- ----------------
U.S. Government                   4.74%            5.03%            5.08%
---------------------------- ---------------- ---------------- ----------------
Prime Money Market                4.85%            5.13%            5.22%
---------------------------- ---------------- ---------------- ----------------
Premier Money Market              5.15%             N/A              N/A
---------------------------- ---------------- ---------------- ----------------
Tax-Exempt                        2.72%            3.05%            3.35%
---------------------------- ---------------- ---------------- ----------------
Short/Intermediate Bond           3.44%            6.60%             N/A
---------------------------- ---------------- ---------------- ----------------
Intermediate Bond                 2.08%            7.13%             N/A
---------------------------- ---------------- ---------------- ----------------
Municipal Bond                    2.19%            5.63%             N/A
---------------------------- ---------------- ---------------- ----------------
Large Cap Growth                 19.91%           23.50%           16.71%
---------------------------- ---------------- ---------------- ----------------
Large Cap Core                   23.25%             N/A              N/A
---------------------------- ---------------- ---------------- ----------------
Small Cap Core                   (5.74)%            N/A              N/A
---------------------------- ---------------- ---------------- ----------------
International Multi-Manager       1.55%            7.00%            8.88%
---------------------------- ---------------- ---------------- ----------------
Large Cap Value                   2.38%           16.62%             N/A
---------------------------- ---------------- ---------------- ----------------
Mid Cap Value                   (14.94)%            N/A              N/A
---------------------------- ---------------- ---------------- ----------------
Small Cap Value                     %               N/A              N/A
---------------------------- ---------------- ---------------- ----------------

      B. YIELD CALCULATIONS. From time to time, an Equity or Bond Portfolio may advertise its yield. Yield for these Portfolios is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((A-B)/CD + 1)6-1]

         where:

             a   =   dividends and interest earned during the period;
             b   =   expenses accrued for the period (net of reimbursements);
             c   =   the average daily number of shares outstanding during the
                     period that were entitled to receive dividends; and
             d   =   the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

      Except as noted below, in determining interest earned during the period (variable "a" in the above formula), pfpc calculates the interest earned on each debt instrument held by a Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

      For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

      In determining dividends earned by any preferred stock or other equity securities held by a Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

      Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

      Yield information may be useful in reviewing a Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolios' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolios' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolios. In periods of rising interest rates, the opposite can be expected to occur.

COMPARISON OF PORTFOLIO PERFORMANCE. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Portfolio.

In connection with communicating its performance to current or prospective shareholders, a Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, a Money Market Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Prime and Premier Money Market Portfolios, the IBC U.S. Government and Agency Index for the U.S. Government Portfolio and the IBC Stockbroker and general purpose funds for the Tax-Exempt Portfolio. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

From time to time, in marketing and other literature, the Bond and Equity Portfolios' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, a Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning a Portfolio, including reprints of or selections from, editorials or articles about the Portfolio. Sources for
performance   information  and  articles  about  a  Portfolio  may  include  the following:

BARRON'S, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA INVESTMENT TECHNOLOGIES, INC., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

CHANGING  TIMES,  THE  KIPLINGER   MAGAZINE,   a  monthly  investment   advisory
publication  that  periodically   features  the  performance  of  a  variety  of
securities.

CONSUMER DIGEST, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

FINANCIAL WORLD, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

FORBES, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC'S MONEY FUND REPORT, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC'S MONEY FUND DIRECTORY, an annual directory ranking money market mutual funds.

INVESTMENT COMPANY DATA, INC., an independent organization which provides performance ranking information for broad classes of mutual funds.

INVESTOR'S DAILY, a daily newspaper that features financial, economic, and business news.

LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, a weekly publication of industry-wide mutual fund averages by type of fund.

MONEY, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

MUTUAL FUND VALUES,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund   performance   risk  and  portfolio
characteristics.

THE NEW YORK TIMES, a nationally distributed newspaper which regularly covers financial news.

PERSONAL INVESTING NEWS, a monthly news publication that often reports on investment opportunities and market conditions.

PERSONAL INVESTOR, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

SUCCESS, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA TODAY, the nation's number one daily newspaper.

U.S. NEWS AND WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WALL STREET JOURNAL, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

WIESENBERGER INVESTMENT COMPANIES SERVICES, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.


                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of the Wilmington Premier Money Market Portfolio (formerly Money Market Portfolio), Wilmington Short/Intermediate Bond Portfolio (formerly Short/Intermediate Bond Portfolio) and Wilmington Large Cap Core Portfolio (formerly Broad Market Equity Portfolio), including each of their corresponding Series for the fiscal year ended June 30, 1999, as set forth in WT Mutual Fund's annual report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference.

The audited financial statements and financial highlights of the Rodney Square Fund - Money Market Portfolio (accounting survivor of WT Mutual Fund - Wilmington Prime Money Market Portfolio), the Rodney Square Fund - U.S. Government Portfolio (accounting survivor of WT Mutual Fund - Wilmington U.S. Government Portfolio) and the Rodney Square Tax-Exempt Fund (accounting survivor of WT Mutual Fund - Wilmington Tax-Exempt Portfolio) for the period October 1, 1998 through June 30, 1999, as set forth in the combined Rodney Square Fund and Rodney Square Tax-Exempt Fund annual report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference.

The audited financial statements and financial highlights of the Rodney Square Strategic Fixed-Income Fund - Intermediate Bond Portfolio (accounting survivor of WT Mutual Fund - Wilmington Intermediate Bond Portfolio) and the Rodney Square Strategic Fixed-Income Fund - Municipal Bond Portfolio (accounting survivor of WT Mutual Fund - Wilmington Municipal Bond Portfolio) for the period November 1, 1998 through June 30, 1999, as set forth in the Rodney Square Strategic Fixed-Income Fund's annual report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference.

The audited financial statements and financial highlights of the Rodney Square Strategic Equity Fund - Large Cap Growth Equity Portfolio (accounting survivor of WT Mutual Fund - Wilmington Large Cap Growth Portfolio), the Rodney Square Strategic Equity Fund - Large Cap Value Equity Portfolio (accounting survivor of WT Mutual Fund - Wilmington Large Cap Value Portfolio), the Rodney Square Strategic Equity Fund - Small Cap Equity Portfolio (accounting survivor of WT Mutual Fund - Wilmington Small Cap Core Portfolio) and the Rodney Square Strategic Equity Fund - International Equity Portfolio (accounting survivor of WT Mutual Fund - Wilmington International Multi-Manager Portfolio) for the period January 1, 1999 through June 30, 1999, as set forth in the Rodney Square Strategic Equity Fund's annual report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference.

The audited financial statements and financial highlights of CRM Funds - Small Cap Value Fund (accounting survivor of WT Mutual Fund - CRM Small Cap Value
Fund) and CRM Funds - Mid Cap Value Fund (accounting survivor of WT Mutual Fund
- CRM Mid Cap Value Fund) for the period October 1, 1998 through June 30, 1999, as set forth in CRM Funds annual reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference.

                                   APPENDIX A
            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

REGULATION OF THE USE OF OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES. As discussed in the prospectus, in managing a Portfolio's corresponding  Series,  the  adviser  or  the  sub-advisers  (for  International
Multi-Manager Series) may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolios will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

COVER REQUIREMENTS. The Series will not use leverage in their options, futures, and in the case of the International Multi-Manager Series, its forward currency contract strategies. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either
(1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

OPTIONS STRATEGIES. With the exception of the International Multi-Manager Series, a Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. The International Multi-Manager Series may purchase and write (sell) options only on securities and securities indices that are traded on foreign exchanges.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

OPTIONS GUIDELINES. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

      (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

      (2) no Series will write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

      (1) Thevalue of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

      (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

      (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

      (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

FUTURES AND RELATED OPTIONS STRATEGIES. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

The International Multi-Manager Series may sell foreign currency futures contracts to hedge against possible variations in the exchange rates of foreign currencies in relation to the U.S. dollar. In addition, the Series may sell foreign currency futures contracts when a sub-adviser anticipates a general weakening of foreign currency exchange rates that could adversely affect the market values of the Series' foreign securities holdings. In this case, the sale of futures contracts on the underlying currency may reduce the risk to the Series of a reduction in market value caused by foreign currency exchange rate variations and, by so doing, provide an alternative to the liquidation of securities positions and resulting transaction costs. When a sub-adviser anticipates a significant foreign currency exchange rate increase while intending to invest in a security denominated in that currency, the Series may purchase a foreign currency futures contract to hedge against that increase pending completion of the anticipated transaction. Such a purchase would serve as a temporary measure to protect the Series against any rise in the foreign exchange rate that may add additional costs to acquiring the foreign security position. The Series may also purchase call or put options on foreign currency futures contracts to obtain a fixed foreign exchange rate at limited risk. The Series may purchase a call option on a foreign currency futures contract to hedge against a rise in the foreign exchange rate while intending to invest in a security denominated in that currency. The Series may purchase put options on foreign currency futures contracts as a partial hedge against a decline in the foreign exchange rates or the value of its foreign portfolio securities. The Series may write a call option on a foreign currency futures contract as a partial hedge against the effects of declining foreign exchange rates on the value of foreign securities.

FUTURES AND RELATED OPTIONS GUIDELINES. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

      (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

      (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

SPECIAL CHARACTERISTICS AND RISKS OF FUTURES AND RELATED OPTIONS TRADING. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

      (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      (2)   In  addition  to the  possibility  that  there  may be an  imperfect correlation,  or no correlation at all,  between price  movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

      (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

      (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

      (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

      (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

HEDGING STRATEGIES. The International Multi-Manager Series' sub-advisers may use forward currency contracts, options and futures contracts and related options to attempt to hedge securities held by the Series. There can be no assurance that such efforts will succeed. Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investment.

The International Multi-Manager Series may enter into forward currency contracts either with respect to specific transactions or with respect to the Series' positions. When WTC or a sub-adviser believes that a particular currency may decline compared to the U.S. dollar, the Series may enter into a forward contract to sell the currency that the adviser or the sub-adviser expects to decline in an amount approximating the value of some or all of the Series' securities denominated in that currency. Such contracts may only involve the sale of a foreign currency against the U.S. dollar. In addition, when the Series anticipates purchasing or selling a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made.

The International Multi-Manager Series also may sell (write) and purchase put and call options and futures contracts and related options on foreign currencies to hedge against movements in exchange rates relative to the U.S. dollar. In addition, the Series may write and purchase put and call options on securities and stock indexes to hedge against the risk of fluctuations in the prices of securities held by the Series or which the adviser or a sub-adviser intends to include in the portfolio. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. The Series also may sell and purchase stock index futures contracts and related options to protect against a general stock market decline that could adversely affect the Series' securities or to hedge against a general stock market or market sector advance to lessen the cost of future securities acquisitions. The Series may use interest rate futures contracts and related options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates.

The International Multi-Manager Series will not enter into an options, futures or forward currency contract transaction that exposes the Series to an obligation to another party unless the Series either (i) owns an offsetting ("covered") position in securities, currencies, options, futures or forward currency contracts or (ii) has cash, receivables and liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (i) above.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY OPTIONS AND FUTURES CONTRACTS

Options and futures contracts on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option or futures contract depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the International Multi-Manager Series' position in a foreign currency option or currency contract may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options or futures transactions, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (that is, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options or futures markets until they reopen.

As with other options and futures positions, the International Multi-Manager Series' ability to establish and close out such positions in foreign currencies is subject to the maintenance of a liquid secondary market. Trading of some such positions is relatively new. Although the Series will not purchase or write such positions unless and until, in the adviser's or the sub-adviser's opinion, the market for them has developed sufficiently to ensure that the risks in connection with such positions are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option or futures contract at any specific time. Moreover, the Series will not enter into OTC options that are illiquid if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Series must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and it may be required to pay any fees, taxes and charges associated with such delivery that are assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. The International Multi-Manager Series may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates.

The Series may enter into forward currency contracts with respect to specific transactions. For example, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency or anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds or anticipates purchasing, the Series may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Series will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Series also may hedge by using forward currency contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions or to increase its exposure to foreign currencies that the adviser or the sub-advisers believe may rise in value relative to the U.S. dollar. For example, when the adviser or the sub-advisers believe that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Series' securities holdings denominated in such foreign currency.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Series to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security holding if the market value of the security exceeds the amount of foreign currency the Series is obligated to deliver. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements might not be accurately predicted, causing the Series to sustain losses on these contracts and transaction costs. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the adviser and the sub-advisers believe that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Series will be served.

At or before the maturity date of a forward contract requiring the Series to sell a currency, the Series may either sell a security holding and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Series will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Series may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Series would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Series of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities the Series owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Series values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Series may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Series at one rate, while offering a lesser rate of exchange should the Series desire to resell that currency to the dealer.

                                   APPENDIX B
                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

MOODY'S RATINGS

CORPORATE AND MUNICIPAL BONDS.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well-established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

MUNICIPAL NOTES. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.


S&P RATINGS
-----------

CORPORATE AND MUNICIPAL BONDS.
-----------------------------
AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A:   Bonds rated A have a strong  capacity to pay  interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

CORPORATE AND MUNICIPAL COMMERCIAL PAPER. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

MUNICIPAL NOTES. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

FITCH RATINGS
-------------
DESCRIPTION OF FITCH'S HIGHEST STATE AND MUNICIPAL NOTES RATING.
AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                 WT MUTUAL FUND
                                 --------------

                           CRM Prime Money Market Fund
                               CRM Tax-Exempt Fund
                           CRM Intermediate Bond Fund
                             CRM Municipal Bond Fund
                            CRM Large Cap Value Fund
                             CRM Mid Cap Value Fund
                            CRM Small Cap Value Fund


                              400 Bellevue Parkway
                           Wilmington, Delaware 19809


--------------------------------------------------------------------------------


                       Statement of Additional Information

                                November 1, 1999


--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' current prospectus, dated November 1, 1999, as amended from time to time. A copy of the current prospectus and annual report may be obtained without charge, by writing to Provident Distributors, Inc. ("PDI"), Four Falls Corporate Center, West Conshohocken, PA 19428, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with PDI or by calling (800) CRM-2883.

The Funds' audited financial statements for the year ended June 30, 1999, included in the Annual Reports to shareholders, are incorporated into this SAI by reference.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
INVESTMENT POLICIES                                                            2
INVESTMENT LIMITATIONS                                                        15
TRUSTEES AND OFFICERS                                                         19
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                           21
INVESTMENT ADVISORY AND OTHER SERVICES                                        21
ADDITIONAL SERVICE PROVIDERS                                                  24
DISTRIBUTION OF SHARES                                                        24
BROKERAGE ALLOCATION AND OTHER PRACTICES                                      24
CAPITAL STOCK AND OTHER SECURITIES                                            25
PURCHASE, REDEMPTION AND PRICING OF SHARES                                    26
DIVIDENDS                                                                     29
TAXATION OF THE FUNDS                                                         29
CALCULATION OF PERFORMANCE INFORMATION                                        33
FINANCIAL STATEMENTS                                                          37
APPENDIX A: OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES        A-1
APPENDIX B: DESCRIPTION OF RATINGS                                           B-1

                              GENERAL INFORMATION

WT Mutual Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Fund has established the following Funds described in this Statement of Additional Information: CRM Prime Money Market, CRM Tax-Exempt, CRM Intermediate Bond, CRM Municipal Bond, CRM Large Cap Value, CRM Mid Cap Value and CRM Small Cap Value Funds. Each of these Funds issues Institutional and Investor class shares.
                               INVESTMENT POLICIES

The following information supplements the information concerning each Fund's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Funds through their investment in corresponding master funds, which are series of WT Investment Trust I (the "Series").

                               Money Market Funds

The "Money Market Funds" are the Prime Money Market Fund and the Tax-Exempt Fund. Each has adopted a fundamental policy requiring it to maintain a constant net asset value of $1.00 per share, although this may not be possible under certain circumstances. Each Fund values its portfolio securities on the basis of amortized cost (see "Purchase, Redemption and Pricing of Shares") pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). As conditions of that Rule, the Board of Trustees has established procedures reasonably designed to stabilize each Fund's price per share at $1.00 per share. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less; purchases only instruments with effective maturities of 397 days or less; and invests only in securities which are of high quality as determined by major rating services or, in the case of instruments which are not rated, of comparable quality as determined by the investment adviser, Rodney Square Management Corporation, under the direction of and subject to the review of the Board of Trustees.

Bank Obligations. The Prime Money Market Fund may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposit, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly owned banking subsidiaries of such foreign banks located in the United States.

Obligations of foreign branches of U.S. banks and U.S. branches of wholly owned subsidiaries of foreign banks may be general obligations of the parent bank, of the issuing branch or subsidiary, or both, or may be limited by the terms of a specific obligation or by governmental regulation. Because such obligations are issued by foreign entities, they are subject to the risks of foreign investing. A brief description of some typical types of bank obligations follows:

      o Bankers' Acceptances. The Prime Money Market Fund may invest in bankers' acceptances, which are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity.

      o Certificates of Deposit. The Prime Money Market Fund may invest in certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Variable rate certificates of deposit provide that the interest rate will fluctuate on designated dates based on changes in a designated base rate (such as the composite rate for certificates of deposit established by the Federal Reserve Bank of New York).

      o Time Deposits. The Prime Money Market Fund may invest in time deposits, which are bank deposits for fixed periods of time.

Certificates of Participation. The Tax-Exempt Fund may invest in certificates of participation, which give the investor an undivided interest in the municipal obligation in the proportion that the investor's interest bears to the total principal amount of the municipal obligation.

Corporate Bonds, Notes and Commercial Paper. The Prime Money Market Fund may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's or S&P or, if not rated, determined by the adviser to be of comparable quality. See "Appendix B Description of Ratings." The Funds may invest in asset-backed commercial paper subject to Rule 2a-7 restrictions on investments in asset-backed securities, which include a requirement that the security must have received a rating from a NRSRO.

Foreign Securities. At the present time, portfolio securities of the Prime Money Market Fund that are purchased outside the United States are maintained in the custody of foreign branches of U.S. banks. To the extent that the Fund may maintain portfolio securities in the custody of foreign subsidiaries of U.S. banks, and foreign banks or clearing agencies in the future, those sub-custodian arrangements are subject to regulations under the 1940 Act that govern custodial arrangements with entities incorporated or organized in countries outside of the United States.

Illiquid Securities. The Money Market Funds may not invest more than 10% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Illiquid securities are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on a Fund's books.

The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Board has delegated the function of making day to day determinations of liquidity to the adviser, pursuant to guidelines approved by the Board. The adviser will monitor the liquidity of securities held by a Fund and report periodically on such decisions to the Board.

Investment Company Securities. The Money Market Funds may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act. These limitations currently provide, in part, that a Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company or (c) more than 10% of the Fund's total assets to be invested in the aggregate in all investment companies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company's expenses, including advisory fees, in addition to its own expenses. Each Fund's investments of its assets in the corresponding Series pursuant to the master/feeder structure are excepted from the above limitations.

Municipal Securities. The Money Market Funds each may invest in debt obligations issued by states, municipalities and public authorities ("Municipal Securities") to obtain funds for various public purposes. Yields on Municipal Securities are the product of a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Although the interest on Municipal Securities may be exempt from federal income tax, dividends paid by a Fund to its shareholders may not be tax-exempt. A brief description of some typical types of municipal securities follows:

      o General obligation securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond.

      o Revenue or special obligation securities are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example.

      o Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide money for the repayment of the Notes.

      o Tax Anticipation Notes finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable for these specific future taxes.

      o Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program.

      o Industrial Development Bonds ("IDBs") and Private Activity Bonds ("PABs") are specific types of revenue bonds issued on or behalf of public authorities to finance various privately operated facilities such as solid waste facilities and sewage plants. PABs generally are such bonds issued after April 15, 1986. These obligations are included within the term "municipal bonds" if the interest paid on them is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most case revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of the IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed, or some form of credit enhancement such as a letter of credit.

      o Tax-exempt commercial paper and short-term municipal notes provide for short-term capital needs and usually have maturities of one year or less. They include tax anticipation notes, revenue anticipation notes and construction loan notes.

      o Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration by way of "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association).

      o Put bonds are municipal bonds which give the holder the right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date.

Repurchase Agreements. The Money Market Funds may invest in repurchase agreements. A repurchase agreement is a transaction in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Fund to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Fund's investment limitations.

Securities Lending. The Money Market Funds may from time to time lend their portfolio securities to brokers, dealers and financial institutions. Such loans by a Fund will in no event exceed one-third of that Fund's total assets and will be secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which will be maintained in an amount equal to the current market value of the loaned securities at all times the loan is outstanding. Each Fund will make loans of securities only to firms deemed credit worthy by the adviser.

Standby Commitments. The Money Market Funds may invest in standby commitments. It is expected that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Funds may pay for standby commitments either separately in cash or by paying a higher price for the obligations acquired subject to such a commitment

(thus reducing the yield to maturity otherwise available for the same securities). Standby commitments purchased by the Funds will be valued at zero in determining net asset value and will not affect the valuation of the obligations subject to the commitments. Any consideration paid for a standby commitment will be accounted for as unrealized depreciation and will be amortized over the period the commitment is held by a Fund.

U.S. Government Obligations. The Money Market Funds may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from securities supported by the full faith and credit of the United States (for example, securities of the Government National Mortgage Association), to securities that are supported solely or primarily by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Farm Credit Banks and the Federal Home Loan Banks. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Variable and Floating Rate Securities. The Money Market Funds may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

When-Issued Securities. The Money Market Funds may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

A Fund will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Fund is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Fund's outstanding commitments.

When a Fund purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Fund's net asset value. When payment for a when-issued security is due, a Fund will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

                                 The Bond Funds

The "Bond Funds" are the Intermediate Bond and the Municipal Bond Funds. Wilmington Trust Company, the investment adviser for the Bond Funds, employs an investment process that is disciplined, systematic and oriented toward a quantitative assessment and control of volatility. The Bond Funds' exposure to credit risk is moderated by limiting their investments to securities that, at the time of purchase, are rated investment grade by a nationally recognized statistical rating organization such as Moody's, S&P, or, if unrated, are determined by the adviser to be of comparable quality. See "Appendix B Description of Ratings." Ratings, however, are not guarantees of quality or of stable credit quality. Not even the highest rating constitutes assurance that the security will not fluctuate in value or that a Fund will receive the anticipated yield on the security. WTC continuously monitors the quality of the Funds' holdings, and should the rating of a security be downgraded or its quality be adversely affected, WTC will determine whether it is in the best interest of the affected Fund to retain or dispose of the security.

The effect of interest rate fluctuations in the market on the principal value of the Bond Funds is moderated by limiting the average dollar-weighted duration of their investments -- in the case of the Intermediate Bond Fund to a range of 4 to 7 years, and in the case of the Municipal Bond Fund to a range of 4 to 8 years. Investors may be more familiar with the term "average effective maturity" (when, on average, the fixed income securities held by the Fund will mature), which is sometimes used to express the anticipated term of the Funds' investments. Generally, the stated maturity of a fixed income security is longer than it's projected duration. Under normal market conditions, the average effective maturity, in the case of the Intermediate Bond Fund, within a range of approximately 7 to 12 years, and in the case of the Municipal Bond Fund, within a range of approximately 5 to 10 years. In the event of unusual market conditions, the average dollar-weighted duration of the Funds may fall within a broader range. Under those circumstances, the Intermediate Bond Fund may invest in fixed income securities with an average dollar-weighted duration of 2 to 10 years.

WTC's goal in managing the Intermediate Bond Fund is to gain additional return by analyzing the market complexities and individual security attributes which affect the returns of fixed income securities. The Intermediate Bond Fund is intended to appeal to investors who want a thoughtful exposure to the broad fixed income securities market and the high current returns that characterize the short-term to intermediate-term sector of that market.

Given the average duration of the holdings of the Bond Fund and the current interest rate environment, the Fund should experience smaller price fluctuations than those experienced by longer-term bond and municipal bond funds and a higher yield than fixed-price money market and tax-exempt money market funds. Of course, the Fund will likely experience larger price fluctuations than money market funds and a lower yield than longer-term bond and municipal bond funds. Given the quality of the Fund's holdings, which must be investment grade (rated within the top four categories) or comparable to investment grade securities at the time of purchase, the Funds will accept lower yields in order to avoid the credit concerns experienced by funds that invest in lower quality fixed income securities. In addition, although the Municipal Bond Fund expects to invest substantially all of its net assets in municipal securities that provide interest income that is exempt from federal income tax, it may invest up to 20% of its net assets in other types of fixed income securities that provide federally taxable income.

The composition of each Fund's holdings varies depending upon WTC's analysis of the fixed income markets and the municipal securities markets (for the Municipal Bond Fund), including analysis of the most attractive segments of the yield curve, the relative value of the different market sectors, expected trends in those markets and supply versus demand pressures. Securities purchased by the Funds may be purchased on the basis of their yield or potential capital appreciation or both. By maintaining each Fund's specified average duration, WTC seeks to protect the Fund's principal value by reducing fluctuations in value relative to those that may be experienced by bond funds with longer average durations. This strategy may reduce the level of income attained by the Funds. Of course, there is no guarantee that principal value can be protected during periods of extreme interest rate volatility.

WTC may make frequent changes in the Funds' investments, particularly during periods of rapidly fluctuating interest rates. These frequent changes would involve transaction costs to the Funds and could result in taxable capital gains.

Asset-Backed Securities. The Bond Funds may purchase interests in pools of obligations, such as credit card or automobile loan receivables, purchase contracts and financing leases. Such securities are also known as "asset-backed securities," and the holders thereof may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction.

Asset-backed securities are typically supported by some form of credit enhancement, such as cash collateral, subordinated tranches, a letter of credit, surety bond or limited guaranty. Credit enhancements do not provide protection against changes in the market value of the security. If the credit enhancement is exhausted or withdrawn, security holders may experience losses or delays in payment if required payments of principal and interest are not made with respect to the underlying obligations. Except in very limited circumstances, there is no recourse against the vendors or lessors that originated the underlying obligations.

Asset-backed securities are likely to involve unscheduled prepayments of principal that may affect yield to maturity, result in losses, and may be reinvested at higher or lower interest rates than the original investment. The yield to maturity of asset-backed securities that represent residual interests in payments of principal or interest in fixed income obligations is particularly sensitive to prepayments.

The value of asset-backed securities may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool of underlying obligations, the originator of those obligations or the financial institution providing credit enhancement.

Bank Obligations. The Bond Funds may invest in the same U.S. dollar-denominated obligations of major banks as the Money Market Fund. (See "Bank Obligations".)

Corporate Bonds, Notes and Commercial Paper. The Bond Funds may invest in corporate bonds, notes and commercial paper. These obligations generally represent indebtedness of the issuer and may be subordinated to other outstanding indebtedness of the issuer. Commercial paper consists of short-term unsecured promissory notes issued by corporations in order to finance their current operations. The Funds will only invest in commercial paper rated, at the time of purchase, in the highest category by a nationally recognized statistical rating organization, such as Moody's or S&P or, if not rated, determined by WTC to be of comparable quality.

Fixed Income Securities with Buy-Back Features. Fixed income securities with buy-back features enable the Bond Funds to recover principal upon tendering the securities to the issuer or a third party. Letters of credit issued by domestic or foreign banks often supports these buy-back features. In evaluating a foreign bank's credit, WTC considers whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions that could adversely affect the bank's ability to honor its commitment under the letter of credit. The Municipal Bond Fund will not acquire municipal securities with buy-back features if, in the opinion of counsel, the existence of a buy-back feature would alter the tax-exempt nature of interest payments on the underlying securities and cause those payments to be taxable to that Fund and its shareholders.

Buy-back features include standby commitments, put bonds and demand features.

      o Standby commitments. The Bond Funds may acquire standby commitments from broker-dealers, banks or other financial intermediaries to enhance the liquidity of portfolio securities. A standby commitment entitles a Fund to same day settlement at amortized cost plus accrued interest, if any, at the time of exercise. The amount payable by the issuer of the standby commitment during the time that the commitment is exercisable generally approximates the market value of the securities underlying the commitment. Standby commitments are subject to the risk that the issuer of a commitment may not be in a position to pay for the securities at the time that the commitment is exercised.

            Ordinarily, a Fund will not transfer a standby commitment to a third party, although the Fund may sell securities subject to a standby commitment at any time. A Fund may purchase standby commitments separate from or in conjunction with the purchase of the securities subject to the commitments. In the latter case, the Fund may pay a higher price for the securities acquired in consideration for the commitment.

      o Put bonds. A put bond (also referred to as a tender option or third party bond) is a bond created by coupling an intermediate or long-term fixed rate bond with an agreement giving the holder the option of tendering the bond to receive its par value. As consideration for providing this tender option, the sponsor of the bond (usually a bank, broker-dealer or other financial intermediary) receives periodic fees that equal the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par. By paying the tender offer fees, a Fund in effect holds a demand obligation that bears interest at the prevailing short-term rate.

            In selecting put bonds for the Bond Funds, WTC takes into consideration the creditworthiness of the issuers of the underlying bonds and the creditworthiness of the providers of the tender option features. A sponsor may withdraw the tender option feature if the issuer of the underlying bond defaults on interest or principal payments, the bond's rating is downgraded or, in the case of a municipal bond, the bond loses its tax-exempt status.

      o Demand features. Many variable rate securities carry demand features that permit the holder to demand repayment of the principal amount of the underlying securities plus accrued interest, if any, upon a specified number of days' notice to the issuer or its agent. A demand feature may be exercisable at any time or at specified intervals. Variable rate securities with demand features are treated as having a maturity equal to the time remaining before the holder can next demand payment of principal. The issuer of a demand feature instrument may have a corresponding right to prepay the outstanding principal of the instrument plus accrued interest, if any, upon notice comparable to that required for the holder to demand payment.

Guaranteed Investment Contracts. A guaranteed investment contract ("GIC") is a general obligation of an insurance company. A GIC is generally structured as a deferred annuity under which the purchaser agrees to pay a given amount of money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate (either fixed or variable) for the life of the contract. Some GICs provide that the insurer may periodically pay discretionary excess interest over and above the guaranteed rate. At the GIC's maturity, the purchaser generally is given the option of receiving payment or an annuity. Certain GICs may have features that permit redemption by the issuer at a discount from par value.

Generally, GICs are not assignable or transferable without the permission of the issuer. As a result, the acquisition of GICs is subject to the limitations applicable to each Fund's acquisition of illiquid and restricted securities. The holder of a GIC is dependent on the creditworthiness of the issuer as to whether the issuer is able to meet its obligations. No Fund intends to invest more than 5% of its net assets in GICs.

Illiquid Securities. The Bond Funds may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

Money Market Funds. The Bond Funds may invest in the securities of money market mutual funds, within the limits prescribed by the 1940 Act. (See "Investment Company Securities.")

Mortgage-Backed Securities. Mortgage-backed securities are securities representing interests in a pool of mortgages secured by real property.

Government National Mortgage Association ("GNMA") mortgage-backed securities are securities representing interests in pools of mortgage loans to residential home buyers made by lenders such as mortgage bankers, commercial banks and savings associations and are either guaranteed by the Federal

Housing Administration or insured by the Veterans Administration. Timely payment of interest and principal on each mortgage loan is backed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") both issue mortgage-backed securities that are similar to GNMA securities in that they represent interests in pools of mortgage loans. FNMA guarantees timely payment of interest and principal on its certificates and FHLMC guarantees timely payment of interest and ultimate payment of principal. FHLMC also has a program under which it guarantees timely payment of scheduled principal as well as interest. FNMA and FHLMC guarantees are backed only by those agencies and not by the full faith and credit of the U.S. Government.

In the case of mortgage-backed securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient. This may occur even though the collateral is U.S. Government-backed.

Most mortgage-backed securities pass monthly payment of principal and interest through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, bi-weekly and semiannually. The monthly principal and interest payments also are not always passed through to the holder on a pro rata basis. In the case of collateralized mortgage obligations ("CMOs"), the pool is divided into two or more tranches and special rules for the disbursement of principal and interest payments are established.

CMO residuals are derivative securities that generally represent interests in any excess cash flow remaining after making required payments of principal and interest to the holders of the CMOs described above. Yield to maturity on CMO residuals is extremely sensitive to prepayments. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual also will be extremely sensitive to the level of the index upon which interest rate adjustments are based.

Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities and may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. SMBS usually are structured with two classes that receive different proportions of the interest and/or principal distributions on a pool of mortgage assets. A common type of SMBS will have one class of holders receiving all interest payments -- "interest only" or "IO" -- and another class of holders receiving the principal repayments -- "principal only" or "PO." The yield to maturity of IO and PO classes is extremely sensitive to prepayments on the underlying mortgage assets.

Municipal Securities. Municipal securities are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their sub-divisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from federal income tax. These debt obligations are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses or the refunding of outstanding debts. They may also be issued to finance various privately owned or operated activities. The three general categories of municipal securities are general obligation, revenue or special obligation and private activity municipal securities. A brief description of typical municipal securities follows:

      o General obligation securities are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. The proceeds from general obligation securities are used to fund a wide range of public projects, including the construction or improvement of schools, highways and roads, and water and sewer systems.

      o Revenue or special obligation securities are backed by the revenues of a specific project or facility - tolls from a toll bridge, for example. The proceeds from revenue or special obligation securities are used to fund a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Many municipal issuers also establish a debt service reserve fund from which principal and interest payments are made. Further security may be available in the form of the state's ability, without obligation, to make up deficits in the reserve fund.

      o Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sale contract issued by state and local governments and authorities to acquire land, equipment and facilities. Usually, the Funds will purchase a participation interest in a municipal lease obligation from a bank or other financial intermediary. The participation interest gives the holder a pro rata, undivided interest in the total amount of the obligation.

            Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. The interest income from the lease obligation may become taxable if the lease is assigned. Also, to free the municipal issuer from constitutional or statutory debt issuance limitations, many leases and contracts include non-appropriation clauses providing that the municipality has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the municipality on a yearly or other periodic basis. Finally, the lease may be illiquid.

      o Resource recovery bonds are affected by a number of factors, which may affect the value and credit quality of these revenue or special obligations. These factors include the viability of the project being financed, environmental protection regulations and project operator tax incentives.

      o Private activity securities are specific types of revenue bonds issued on behalf of public authorities to finance various privately operated facilities such as educational, hospital or housing facilities, local facilities for water supply, gas, electricity, sewage or solid waste disposal, and industrial or commercial facilities. The payment of principal and interest on these obligations generally depends upon the credit of the private owner/user of the facilities financed and, in certain instances, the pledge of real and personal property by the private owner/user. The interest income from certain types of private activity securities may be considered a tax preference item for purposes of the federal alternative minimum tax ("Tax Preference Item").

Short-term municipal securities in which the Funds may invest include Tax Anticipation, Revenue Anticipation, Bond Anticipation and Construction Loan Notes. These were previously described for the Money Market Funds (See "Municipal Securities.")

Options, Futures and Forward Currency Contract Strategies. Although the Municipal Bond Fund has no current intention of so doing, each of the Bond Fund may use options and futures contracts. The Intermediate Bond Funds may use forward currency contracts. For additional information regarding such investment strategies, see Appendix A to this Statement of Additional Information.

Participation Interests. The Bond Funds may invest in participation interests in fixed income securities. A participation interest provides the certificate holder with a specified interest in an issue of fixed income securities.

Some participation interests give the holders differing interests in the underlying securities, depending upon the type or class of certificate purchased. For example, coupon strip certificates give the holder the right to receive a specific portion of interest payments on the underlying securities; principal strip certificates give the holder the right to receive principal payments and the portion of interest not payable to coupon strip certificate holders. Holders of certificates of participation in interest payments may be entitled to receive a fixed rate of interest, a variable rate that is periodically reset to reflect the current market rate or an auction rate that is periodically reset at auction. Asset-backed residuals represent interests in any excess cash flow remaining after required payments of principal and interest have been made.

More complex participation interests involve special risk considerations. Since these instruments have only recently been developed, there can be no assurance that any market will develop or be maintained for the instruments. Generally, the fixed income securities that are deposited in trust for the holders of these interests are the sole source of payments on the interests; holders cannot look to the sponsor or trustee of the trust or to the issuers of the securities held in trust or to any of their affiliates for payment.

Participation interests purchased at a discount may experience price volatility. Certain types of interests are sensitive to fluctuations in market interest rates and to prepayments on the underlying securities. A rapid rate of prepayment can result in the failure to recover the holder's initial investment.

The extent to which the yield to maturity of a participation interest is sensitive to prepayments depends, in part, upon whether the interest was purchased at a discount or premium, and if so, the size of that discount or premium. Generally, if a participation interest is purchased at a premium and principal distributions occur at a rate faster than that anticipated at the time of purchase, the holder's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a participation interest is purchased at a discount and principal distributions occur at a rate faster than that assumed at the time of purchase, the investor's actual yield to maturity will be higher than that assumed at the time of purchase.

Participation interests in pools of fixed income securities backed by certain types of debt obligations involve special risk considerations. The issuers of securities backed by automobile and truck receivables typically file financing statements evidencing security interests in the receivables, and the servicers of those obligations take and retain custody of the obligations. If the servicers, in contravention of their duty to the holders of the securities backed by the receivables, were to sell the obligations, the third party purchasers could acquire an interest superior to the interest of the security holders. Also, most states require that a security interest in a vehicle must be noted on the certificate of title and the certificate of title may not be amended to reflect the assignment of the lender's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. Securities backed by credit card receivables are generally unsecured, and both federal and state consumer protection laws may allow set-offs against certain amounts owed.

The Municipal Bond Fund will only invest in participation interests in municipal securities, municipal leases or in pools of securities backed by municipal assets if, in the opinion of counsel, any interest income on the participation interest will be exempt from federal income tax to the same extent as the interest on the underlying securities.

Repurchase Agreements. The Bond Funds may invest in the same repurchase agreements, as the Money Market Funds. (See "Repurchase Agreements.")

Securities Lending. The Bond Funds may lend securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for a Fund exceed one-third of the value of the Fund's total assets taken at fair market value. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan. The Municipal Bond Fund has no current intention of lending its portfolio securities and would do so only under unusual market conditions since the interest income that a Fund receives from lending its securities is taxable.

U.S. Government Obligations. The Bond Funds may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Fund. (See "U.S. Government Obligations.")

Variable and Floating Rate Securities. The Bond Funds may invest in variable and floating rate securities. The terms of variable and floating rate instruments provide for the interest rate to be adjusted according to a formula on certain pre-determined dates. Certain of these obligations also may carry a demand feature that gives the holder the right to demand prepayment of the principal amount of the security prior to maturity. An irrevocable letter of credit or guarantee by a bank usually backs the demand feature. Fund investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less.

Each of the Bond Funds may also purchase inverse floaters that are floating rate instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Changes in the interest rate on the other security or index inversely affect the interest rate paid on the inverse floater, with the result that the inverse floater's price is considerably more volatile than that of a fixed rate security. For example, an issuer may decide to issue two variable rate instruments instead of a single long-term, fixed rate bond. The interest rate on one instrument reflects short-term interest rates, while the interest rate on the other instrument (the inverse floater) reflects the approximate rate the issuer would have paid on a fixed rate bond multiplied by two minus the interest rate paid on the short-term instrument. Depending on market availability, the two variable rate instruments may be combined to form a fixed rate bond. The market for inverse floaters is relatively new.

When-Issued Securities. The Bond Funds may buy when-issued securities or sell securities on a delayed-delivery basis. This means that delivery and payment for the securities normally will take place approximately 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received are each fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, the purchaser makes no payment and no interest accrues to the purchaser. However, when a security is sold on a delayed-delivery basis, the seller does not participate in further gains or losses with respect to the security. If the other party to a when-issued or delayed-delivery transaction fails to transfer or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss.

A Fund will make a commitment to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A Fund may also sell the underlying securities before they are delivered, which may result in gains or losses. A separate account for each Fund is established at the custodian bank, into which cash and/or liquid securities equal to the amount of when-issued purchase commitments is deposited. If the market value of the deposited securities declines additional cash or securities will be placed in the account on a daily basis to cover the Fund's outstanding commitments.

When a Fund purchases a security on a when-issued basis, the security is recorded as an asset on the commitment date and is subject to changes in market value generally, based upon changes in the level of interest rates. Thus, upon delivery, the market value of the security may be higher or lower than its cost, and this may increase or decrease the Fund's net asset value. When payment for a when-issued security is due, a Fund will meet its obligations from then-available cash flow, the sale of the securities held in the separate account, the sale of other securities or from the sale of the when-issued securities themselves. The sale of securities to meet a when-issued purchase obligation carries with it the potential for the realization of capital gains or losses.

The Municipal Bond Fund may purchase securities on a when-issued basis in connection with the refinancing of an issuer's outstanding indebtedness ("refunding contracts"). These contracts require the issuer to sell and the Fund to buy municipal obligations at a stated price and yield on a settlement date that may be several months or several years in the future. The offering proceeds are then used to refinance existing municipal obligations. Although the Municipal Bond Fund may sell its rights under a refunding contract, the secondary market for these contracts may be less liquid than the secondary market for other types of municipal securities. The Fund generally will not be obligated to pay the full purchase price if it fails to perform under a refunding contract. Instead, refunding contracts usually provide for payment of liquidated damages to the issuer (currently 15-20% of the purchase price). The Fund may secure its obligation under a refunding contract by depositing collateral or a letter of credit equal to the liquidated damages provision of the refunding contract. When required by Securities and Exchange Commission ("SEC") guidelines, the Fund will place liquid assets in a segregated custodial account equal in amount to its obligations under outstanding refunding contracts.

Zero Coupon Bonds. The Bond Funds may invest in zero coupon bonds of governmental or private issuers that generally pay no interest to their holders prior to maturity. Since zero coupon bonds do not make regular interest payments, they allow an issuer to avoid the need to generate cash to meet current interest payments and may involve greater credit risks than bonds paying interest currently. Tax laws requiring the distribution of accrued discount on the bonds, even though no cash equivalent thereto has been paid, may cause a Fund to liquidate investments in order to make the required distributions.

Risk Factors Applicable to the Municipal Bond Fund:

Health Care Sector. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for those programs. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including malpractice insurance premiums) and competition among health care providers. In the future, the following may adversely affect the industry: adoption of legislation proposing a national health insurance program; medical and technological advances which alter the demand for health services or the way in which such services are provided; and efforts by employers, insurers and governmental agencies to reduce the costs of health insurance and health care services.

Health care facilities include life care facilities, nursing homes and hospitals. The Municipal Bond Fund may invest in bonds to finance these facilities which are typically secured by the revenues from the facilities and not by state or local government tax payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be a risk of default in the payment of principal or interest on a bond issue if the facility does not maintain adequate financial reserves for debt service.

Housing Sector. The Municipal Bond Fund may invest in housing revenue bonds which typically are issued by state, county and local housing authorities and are secured only by the revenues of mortgages originated by those authorities using the proceeds of the bond issues. Factors that may affect the financing of multi-family housing projects include acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes in regulatory requirements.

Since the demand for mortgages from the proceeds of a bond issue cannot be precisely predicted, the proceeds may be in excess of demand, which would result in early retirement of the bonds by the issuer. Since the cash flow from mortgages cannot be precisely predicted, differences in the actual cash flow from the assumed cash flow could have an adverse impact upon the issuer's ability to make scheduled payments of principal and interest or could result in early retirement of the bonds.

Scheduled principal and interest payments are often made from reserve or sinking funds. These reserves are funded from the bond proceeds, assuming certain rates of return on investment of the reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate.

Electric Utilities Sector. The electric utilities industry has experienced, and may experience in the future: problems in financing large construction programs in an inflationary period; cost increases and delays caused by environmental considerations (particularly with respect to nuclear facilities); difficulties in obtaining fuel at reasonable prices; the effects of conservation on the demand for energy; increased competition from alternative energy sources; and the effects of rapidly changing licensing and safety requirements.

Proposed Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions. For example, federal tax law now limits the types and amounts of tax-exempt bonds issuable for industrial development and other types of private activities. These limitations may affect the future supply and yields of private activity securities. Further proposals affecting the value of tax-exempt securities may be introduced in the future. In addition, proposals have been made, such as that involving the "flat tax," that could reduce or eliminate the value of that exemption. If the availability of municipal securities for investment or the value of the Municipal Bond Fund's holdings could be materially affected by such changes in the law, the Trustees would reevaluate the Fund's investment objective and policies or consider the Fund's dissolution.

Fund Turnover. Fund turnover rates for the past 2 years, (or since the date of inception, if applicable) were:

--------------------------------------------------------------------------------
                                        12 months ended          12 months ended
                                         June 30, 1999            June 30, 1998
                                         -------------            -------------
--------------------------------------------------------------------------------
Intermediate Bond                            36.22%                    N/A
--------------------------------------------------------------------------------
Municipal Bond                               23.93%                   28.56%
--------------------------------------------------------------------------------

                                The Equity Funds

The "Equity Funds" are the Large Cap Value, the Mid Cap Value and the Small Cap Value Funds.

Cash Management. The Equity Fund may invest in cash and cash equivalents, including high-quality money market instruments and money market funds in order to manage cash flow. Certain of these instruments are described below.

      o Money Market Funds. The Equity Funds may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act.

      o U.S. Government Obligations. The Equity Funds may invest in the same debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities as the Money Market Funds. (See "U.S. Government Obligations.")

      o Commercial Paper. The Equity Funds may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser or sub-adviser to be of comparable quality.

      o Bank Obligations. The Equity Funds may invest in the same obligations of U.S. banks as the Money Market Fund. (See "Bank Obligations.")

Convertible Securities. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Equity Funds may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the adviser to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to a Fund's purchase of the security, the adviser will determine whether it is in the best interest of the Fund to retain the security.

Debt Securities. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Hedging Strategies. The Equity Funds may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in the Appendix.

Illiquid Securities. Each of the Funds may invest no more than 10% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund's investment adviser to the Board of Trustees.

Options on Securities and Securities Indexes. The Large Cap Value Fund may purchase call options on securities that the adviser intends to include in the Fund in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Fund may purchase put options to hedge against a decline in the market value of securities held in the Fund or in an attempt to enhance return. The Fund may write (sell) put and covered call options on securities in which they are authorized to invest. The Fund may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 65% of the total assets of the Fund that are invested in equity (or related) securities, the Fund may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

Repurchase Agreements. The Equity Funds may invest in the same repurchase agreements, as the Money Market Funds. (See "Repurchase Agreements.")

Restricted Securities. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 or an exemption from registration. Each of the Equity Funds may invest up to 15% of its net assets in illiquid securities, subject to a Fund's investment limitations on the purchase of illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser or a sub-adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser or a sub-adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser or a sub-adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

Securities Lending. The Equity Funds may lend securities subject to the same conditions applicable to the Bond Funds. (See "Securities Lending.")

Fund Turnover. Fund turnover rates for the past 2 years, (or since inception, if applicable) were:

--------------------------------------------------------------------------------
                                        12 months ended          12 months ended
                                         June 30, 1999            June 30, 1998
                                         -------------            -------------
--------------------------------------------------------------------------------
Large Cap Value                              67.05%                    N/A
--------------------------------------------------------------------------------
Mid Cap Value                               118.00%                    N/A
--------------------------------------------------------------------------------
Small Cap Value                              64.00%                   57.00%
--------------------------------------------------------------------------------

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Funds and their corresponding master series have adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lessor of (i) 67% or more of the shares of a Fund present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of a Fund. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Fund's assets or redemptions of shares will not be considered a violation of the limitation.

Money Market Funds:

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however, the Fund may invest more than 25% of its total assets in the obligations of banks;

3. borrow money, except (1) from a bank for temporary or emergency purposes (not for leveraging or investment) or (2) by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities or contracts, provided that currencies and currency-related contracts will not be deemed physical commodities; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that the Fund's use of options, futures contracts and options thereon or currency-related contracts will not be deemed to be senior securities for this purpose.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding Series of WT Investment Trust I.

With respect to the exclusion from the investment limitation described in number 2 above, the Fund has been advised that it is the SEC staff's current position, that the exclusion may be applied only to U.S. bank obligations; the Premier Money Market Fund, however, will consider both foreign and U.S. bank obligations within this exclusion.

The following non-fundamental policies apply to the Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval.

Each Fund will not:

1. make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets, and if at any time the Fund's bank borrowings exceed its fundamental borrowing limitations due to a decline in net assets, such borrowings will be promptly (within 3 days) reduced to the extent necessary to comply with such limitations;

4. make loans of portfolio securities unless such loans are fully collateralized by cash, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or any combination of cash and securities, marked to market daily; or

5. purchase the securities of any one issuer if as a result more than 5% of the Fund's total assets would be invested in the securities of such issuer, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Bond Funds:

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations; and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that this limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including repurchase agreements fully collateralized by U.S. Government obligations) or to tax-exempt municipal securities;

3. borrow money, provided that the Fund may borrow money from banks for temporary or emergency services (not for leveraging or investment) or by engaging in reverse repurchase agreements if the Fund's borrowings do not exceed an amount equal to 33 1/3% of the current value of its assets taken at market value, less liabilities other than borrowings;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions limited to 33 1/3% of the value of the Fund's total assets;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities or commodities contracts except financial and foreign currency futures contracts and options thereon, options on foreign currencies and forward currency contracts; or

8. issue senior securities, except as appropriate to evidence indebtedness that the Fund is permitted to incur, provided that futures, options and forward currency transactions will not be deemed to be senior securities for purposes of this limitation.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding Series of WT Investment Trust I.

The following non-fundamental policies apply to each Fund and may be changed by the Board of Trustees without shareholder approval. Each Fund will not:

1. pledge, mortgage or hypothecate its assets, except the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of its total assets to secure borrowings, and the Fund may deposit initial and variation margin in connection with transactions in futures contracts and options on futures contracts;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, provided that the Fund may make initial and variation margin deposits in connection with permitted transactions in options or futures;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets;

5. when engaging in options, futures and forward currency contract strategies, a Fund will either: (1) set aside cash or liquid securities in a segregated account with the Fund's custodian in the prescribed amount; or (2) hold securities or other options or futures contracts whose values are expected to offset ("cover") its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets;

6. purchase or sell non-hedging futures contracts or related options if aggregate initial margin and premiums required to establish such positions would exceed 5% of the Fund's total assets. For purposes of this limitation, unrealized profits and unrealized losses on any open contracts are taken into account, and the in-the-money amount of an option that is in-the-money at the time of purchase is excluded; or

7. write put or call options having aggregate exercise prices greater than 25% of the Fund's net assets, except with respect to options attached to or acquired with or traded together with their underlying securities and securities that incorporate features similar to options.

Equity Funds:

Each Fund will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Fund's total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) each Fund may invest up to 25% of its total assets without regard to these limitations and (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. purchase securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, however this limitation does not apply to investments in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, however the Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests, in amounts up to 33 1/3% of a Fund's assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate. The Funds additionally may not invest in any interest in real estate except securities issued or guaranteed by corporate or governmental entities secured by real estate or interests therein, such as mortgage pass-throughs and collateralized mortgage obligations, or issued by companies that invest in real estate or interests therein;

7. purchase or sell physical commodities. The Funds additionally are restricted from purchasing or selling contracts, options or options on contracts to purchase or sell physical commodities; or

8. issue senior securities, except to the extent permitted by the 1940 Act, however the Funds may borrow money subject to their investment limitation on borrowing.

The investment limitations described above do not prohibit a Fund from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding Series of WT Investment Trust I.

The following non-fundamental policies apply to each Fund unless otherwise indicated, and the Board of Trustees may change them without shareholder approval. Each Fund will not:

1. pledge, mortgage or hypothecate its assets except to secure indebtedness permitted to be incurred by the Fund, provided that the deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for future contracts are not deemed to be pledges or hypothecations for this purpose;

2. make short sales of securities except short sales against the box;

3. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, however the Funds may make initial and variation margin deposits in connection with permitted transactions in options without violating this limitation;

4. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the Funds' activities and reviews contractual arrangements with the Funds' service providers. The Trustees and officers are listed below. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I. An asterisk (*) indicates those Trustees who are "interested persons".

--------------------------------------------------------------------------------
                                 Position(s)
Name, Address and Date           Held with      Principal Occupation(s) During
of Birth                         the Fund       the Past Five Years
--------------------------------------------------------------------------------
ROBERT ARNOLD                      Trustee      In 1989, Mr. Arnold founded, and
152 W. 57th Street, 44th Floor                  currently co-manages, R. H.
New York, NY  10019                             Arnold & Co., Inc., an
Date of Birth: 3/44                             investment banking company.
                                                Prior to forming R. H. Arnold &
                                                Co., Inc., Mr. Arnold was
                                                Executive Vice President and a
                                                director to Cambrian Capital
                                                Corporation, an investment
                                                banking firm he co-founded in
                                                1987.
--------------------------------------------------------------------------------
ROBERT J. CHRISTIAN*              Trustee,      Mr. Christian has been Chief
Rodney Square North               President     Investment Officer of Wilmington
1100 N. Market Street                           Trust Company since February
Wilmington, DE 19890                            1996 and Director of Rodney
Date of Birth: 2/49                             Square Management Corporation
                                                since 1996. He was Chairman and
                                                Director of PNC Equity Advisors
                                                Company, and President and Chief
                                                Investment
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Position(s)
Name, Address and Date           Held with      Principal Occupation(s) During
of Birth                         the Fund       the Past Five Years
--------------------------------------------------------------------------------
                                                Officer of PNC Asset Management
                                                Group Inc. from 1994 to 1996. He
                                                was Chief Investment Officer of
                                                PNC Bank from 1992 to 1996 and
                                                Director of Provident Capital
                                                Management from 1993 to 1996.
--------------------------------------------------------------------------------
NICHOLAS A. GIORDANO               Trustee      Mr. Giordano was appointed
LaSalle University                              interim President of LaSalle
Philadelphia, PA 19141                          University on July 1, 1998 and
Date of Birth: 3/43                             was a consultant for financial
                                                services organizations from late
                                                1997 through 1998. He served as
                                                president and chief executive
                                                officer of the Philadelphia
                                                Stock Exchange from 1981 through
                                                August 1997, and also served as
                                                chairman of the board of the
                                                exchange's two subsidiaries:
                                                Stock Clearing Corporation of
                                                Philadelphia and Philadelphia
                                                Depository Trust Company. Before
                                                joining the Philadelphia Stock
                                                Exchange, Mr. Giordano served as
                                                chief financial officer at two
                                                brokerage firms (1968-1971). A
                                                certified public accountant, he
                                                began his career at Price
                                                Waterhouse in 1965.
--------------------------------------------------------------------------------
JOHN J. QUINDLEN                   Trustee      Mr. Quindlen has retired as
313 Southwinds                                  Senior Vice President - Finance
1250 W. Southwinds Blvd.                        of E.I. duPont de Nemours &
Vero Beach, FL  32963                           Company, Inc. (diversified
Date of Birth: 5/32                             chemicals), a position held from
                                                1984 to November 30, 1993. He
                                                served as Chief Financial
                                                Officer of E.I. duPont de
                                                Nemours & Company from 1984
                                                through June 1993. He also
                                                serves as a Director of St. Joe
                                                Paper Co., a Trustee of Kalmar
                                                Pooled Investment Trust and a
                                                Trustee of the Rodney Square
                                                Funds.
--------------------------------------------------------------------------------
LOUIS KLEIN JR.                    Trustee      Self-employed financial
80 Butternut Lane                               consultant from 1991 to the
Stamford, CT  06903                             present. Trustee of Manville
Date of Birth: 5/35                             Personal Injury Settlement Trust
                                                since 1991.
--------------------------------------------------------------------------------
CLEMENT C. MOORE, II               Trustee      Managing Partner, Mariemont
10 Rockefeller Plaza                            Holdings, LLC, a commercial real
New York, NY  10004                             estate holding and development
Date of Birth: 9/44                             company since 1980.
--------------------------------------------------------------------------------
ERIC BRUCKER                       Trustee      Dean of the College of Business,
University of Maine                             Public Policy and Health at the
Orono, ME  04469                                University of Southern Maine
Date of Birth: 12/41                            since September 1998. Dean of
                                                the School of Management at the
                                                University of Michigan from 1992
                                                to 1998.
--------------------------------------------------------------------------------
WILLIAM P. RICHARDS                Trustee      Managing Director - Client
100 Wilshire Boulevard                          Service and Portfolio
Suite 600                                       Communication, Roxbury Capital
Santa Monica, CA  90401                         Management since 1998. Formerly,
Date of Birth:                                  Senior Vice President and
                                                Partner at Van Deventer Hoch,
                                                investment management firm.
--------------------------------------------------------------------------------
ERIC K. CHEUNG                      Vice        From 1978 to 1986, Mr. Cheung
Rodney Square North               President     was the Portfolio Manager for
1100 N. Market Street                           fixed income assets of the
Wilmington, DE 19890                            Meritor Financial Group. In
Date of Birth: 12/54                            1986, Mr. Cheung joined
                                                Wilmington Trust Company and in
                                                1991, he became the Division
                                                Manager for all fixed income
                                                products.
--------------------------------------------------------------------------------
PAT COLLETTI                        Vice        Mr. Colletti is Vice President
400 Bellevue Parkway              President     and Director of Investment
Wilmington, DE 19809            and Treasurer   Accounting and Administration of
Date of Birth: 11/58                            PFPC Inc. since April 1999.
                                                Prior to joining PFPC, Mr.
                                                Colletti was Controller for the
                                                Reserve Funds since 1986.
--------------------------------------------------------------------------------
GARY M. GARDNER                   Secretary     Mr. Gardner has been a Senior
                                                Vice President of PFPC
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Position(s)
Name, Address and Date           Held with      Principal Occupation(s) During
of Birth                         the Fund       the Past Five Years
--------------------------------------------------------------------------------
400 Bellevue Parkway                            Inc. since January 1994.
Wilmington, DE  19809                           Previously, Mr. Gardner had
Date of Birth: 2/51                             provided legal and regulatory
                                                advice to mutual funds and their
                                                management for more than twenty
                                                years at Federated Investors,
                                                Inc., SunAmerica Asset
                                                Management Corp. and The Boston
                                                Company, Inc.
--------------------------------------------------------------------------------

On October 29, 1999, the Trustees and officers of the Fund, as a group, owned beneficially, or may be deemed to have owned beneficially, less than 1% of the outstanding shares of each Fund.

The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act are paid by each Fund. The following table shows the fees paid during the fiscal year ended June 30, 1999 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Fund and WT Investment Trust I.

              Trustees Fees for the Fiscal Year Ended June 30, 1999

                                                                Total
                                 Aggregate                   Compensation
                                Compensation                 from the WT
Independent Trustee            from the Fund                 Fund Complex
-------------------            -------------                 ------------

Robert Arnold                     $10,500                      $21,000

Nicholas Giordano                  $7,500                      $15,000

Lawrence Thomas                   $10,500                      $21,000

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Persons or organizations beneficially owning 25% or more of the outstanding shares of a Fund may be presumed to "control" the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the shareholders of that Fund. As of October 29, 1999, no entities were known to own beneficially 5% or more of the outstanding shares of any Fund.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Rodney Square Management Corporation

RSMC serves as the investment adviser to the Prime Money Market Series and the Tax-Exempt Series. RSMC is a Delaware corporation organized on September 17, 1981. It is a wholly owned subsidiary of WTC, a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. RSMC may occasionally consult, on an informal basis, with personnel of WTC's investment departments.

Several affiliates of RSMC are also engaged in the investment advisory business. Wilmington Trust FSB and Wilmington Brokerage Services Company, both wholly owned subsidiaries of WTC, are registered investment advisers. In addition, WBSC is a registered broker-dealer.

For its services as adviser, RSMC received the following fees:

                                            12 months    12 months
                             12 months        ended        ended
                           ended 6/30/99     6/30/98      6/30/97
Prime Money Market Series    $7,672,029    $5,078,193   $4,055,663
Tax-Exempt Series            $2,047,289    $1,246,730   $1,103,443

Wilmington Trust Company

Wilmington Trust Company, the parent of RSMC, is a state-chartered bank organized as a Delaware corporation in 1903. WTC is a wholly owned subsidiary of Wilmington Trust Corporation, a publicly held bank holding company. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. WTC presently manages over $7 billion in fixed income assets and approximately $15.5 billion in equity assets for clients.

WTC serves as the adviser to the Short/Intermediate Bond Series, the Intermediate Bond Series, the Municipal Bond Series, the Large Cap Core Series, the Small Cap Core Series and the International Multi-Manager Series. WTC also served as the adviser to the Premier Money Market Series until November 1, 1999.

For WTC's services as investment adviser to each Series, WTC received the following fees:

                            October 20,    12 months    12 months    12 months
                              1998 to        ended        ended        ended
                           June 30, 1999    6/30/99      6/30/98      6/30/97
                           -------------    -------      -------      -------
Intermediate Bond Series        N/A         $322,428       N/A          N/A
Municipal Bond Series           N/A          $61,687     $86,481      $84,035

For its services as adviser, WTC waived the following fees:

                            October 20,    12 months    12 months    12 months
                              1998 to        ended        ended        ended
                           June 30, 1999    6/30/99      6/30/98      6/30/97
                           -------------    -------      -------      -------
Intermediate Bond Series        N/A         $103,995       N/A          N/A
Municipal Bond Series           N/A          $36,996     $81,481      $84,035

For Institutional shares, CRM has agreed to waive a portion of their advisory fees or reimburse expenses to the extent total operating expenses exceed 0.80% for the Intermediate Bond Series and 1.00% for the Municipal Bond Series. This waiver will remain in place until the Board of Trustees approves its termination.

Cramer Rosenthal McGlynn, LLC

CRM serves as investment adviser to the Large Cap Value, the Mid Cap Value and the Small Cap Series. CRM and its predecessors have managed investments in small and medium capitalization companies for over 25 years. CRM is 76% owned (and therefore controlled) by Cramer, Rosenthal, McGlynn, Inc. ("CRM") and its shareholders. CRM is registered as an investment adviser with the SEC.

For its services as adviser, CRM received the following fees:

                        12 months ended  12 months ended  12 months ended
                            6/30/99          6/30/98          6/30/97
                            -------          -------          -------
Large Cap Value Series     $128,702           $6,174            N/A
Mid Cap Value Series        $40,525            N/A              N/A
Small Cap Value Series     $985,563         $1,434,005          N/A

For its services as adviser, CRM waived the following fees.

                        12 months ended  12 months ended  12 months ended
                            6/30/99          6/30/98          6/30/97
                            -------          -------          -------
Large Cap Value Series      $61,969           $6,174            N/A
Mid Cap Value Series        $40,525            N/A              N/A
Small Cap Value Series        N/A              N/A              N/A

For Institutional shares, CRM has voluntarily undertaken to waive a portion of its fees and assume certain expenses of the above Series to the extent that the total annual operating expenses exceed 1.40% of net assets. This undertaking may be terminated at any time.

Advisory Services. Under the terms of advisory agreements, each adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. Each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the adviser delegates any or all of its duties as listed.

The agreements provide that each adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which the agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the interested Trustees of the Funds who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.

                     Administration and Accounting Services

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for WT Mutual Fund and WT Investment Trust I. These services include preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund and the Trust. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Fund and maintaining records relating to the securities transactions of the Fund. The Administration and Accounting Services Agreements provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Funds, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

For its administrative and accounting services, PFPC received the following fees:

                                                           For the period
                                              12 months       2/2/98 to
                                            ended 6/30/99      6/30/98
                                            -------------      -------
Intermediate Bond Series                       $92,122           N/A
Municipal Bond Series                          $17,625         $7,176
Large Cap Value Series                         $87,657           N/A

Prior to February 2, 1998, RSMC provided administrative and accounting services and was paid the following fees:

                                           For the period
                                             7/1/97 to        12 months
                                               2/2/98       ended 6/30/97
                                               ------       -------------
Intermediate Bond Series                         N/A             N/A
Municipal Bond Series                          $37,574         $62,977

Large Cap Value Series                           N/A             N/A

For its administrative and accounting services, PFPC received the following fees:

                                                         For the period
                                            12 months       1/5/98 to
                                          ended 6/30/99      6/30/98
                                          -------------      -------
Prime Money Market Series                   $1,461,311      $522,138
Tax-Exempt Series                            $435,593       $141,809


Prior to January 5, 1998, RSMC provided administrative and accounting services and was paid the following fees:

                                           For the period
                                             7/1/97 to        12 months
                                               1/4/98       ended 6/30/97
                                               ------       -------------
Prime Money Market Series                     $658,459        $942,505
Tax-Exempt Series                             $170,976        $278,255

                          ADDITIONAL SERVICE PROVIDERS

Independent Auditors. Ernst & Young LLP serves as the independent auditor to the Funds and the Series providing services which include (1) auditing the annual financial statements for the Funds, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of each Fund.

Legal Counsel. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

Custodian. PFPC Trust Company, 200 Stevens Drive, Lester, PA 19113, serves as the Custodian.

Transfer Agent. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                             DISTRIBUTION OF SHARES

Provident Distributors, Inc. Four Falls Corporate Center, West Conshohocken, PA 19428, serves as the underwriter of the Funds' shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, PDI is granted the right to sell the shares of the Funds as agent for the Fund. Shares of the Funds are offered continuously.

Under the terms of the Distribution Agreement, PDI agrees to use all reasonable efforts to secure purchasers for Investor class shares of the Funds. PDI receives no underwriting commissions in connection with the sale of the Funds' shares.

The Distribution Agreement provides that PDI, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreements, will not be liable to the Funds or their shareholders for losses arising in connection with the sale of Fund shares.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The advisers place all portfolio transactions on behalf of each Series. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the advisers in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, each adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the advisers.

The advisers cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, each adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the advisers in serving its other clients, as well as in serving the Series. Conversely, information provided to the advisers by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to the Series. During the twelve-month periods ended June 30, 1999, 1998 and 1997, the Series paid the following brokerage commissions:

                              12 months       12 months       12 months
                            ended 6/30/99   ended 6/30/98   ended 6/30/97
                            -------------   -------------   -------------
Prime Money Market Series        N/A             N/A             N/A
Tax-Exempt Series                N/A             N/A             N/A
Intermediate Bond Series         N/A             N/A             N/A
Municipal Bond Series            N/A             N/A             N/A
Large Cap Value Series         $234,362          N/A             N/A
Mid Cap Value Series           $52,621         $16,841           N/A
Small Cap Value Series         $424,842       $397,058        $594,021

Some of the advisers' other clients have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the advisers not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues two separate classes of shares, Institutional and Investor shares, for each Fund with a par value of $.01 per share. The shares of each Fund, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Investor class shares bear shareholder services fees. The net income attributable to Investor shares and the dividends payable on Investor shares will be reduced by the amount of the shareholder services fees; accordingly, the net asset value of the Investor shares will be reduced by such amount to the extent the Fund has undistributed net income.

Shares of a Fund entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. Each Fund and class takes separate votes on matters affecting only that Fund or class. For example, a change in the fundamental investment policies for a Fund would be voted upon only by shareholders of that Fund.

The Funds do not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of a Fund's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Funds for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Fund IRA, call the Transfer Agent at (800) CRM-2883. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Fund shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Fund shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at 12:00 p.m. Eastern time for the Tax-Exempt Fund, at 2:00 p.m. Eastern Time for the Prime Money Market, Premier Money Market and U.S. Government Funds, or at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), for the Bond and Equity Funds, on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at (800) CRM-2883.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Fund shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the advisers or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

Redemption of Shares. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Check: You may utilize the check writing option to redeem shares of the Prime Money Market and the Tax-Exempt Funds by drawing a check for $500 or more against a Fund account. When the check is presented for payment, a sufficient number of shares will be redeemed from your Fund account to cover the amount of the check. This procedure enables you to continue receiving dividends on those shares until the check is presented for payment. Because the aggregate amount of Fund shares owned is likely to change each day, you should not attempt to redeem all shares held in your account by using the check writing procedure. Charges will be imposed for specially imprinted checks, business checks, copies of canceled checks, stop payment orders, checks returned due to "nonsufficient funds" and returned checks. These charges will be paid by automatically redeeming an appropriate number of Fund shares. Each Fund and the Transfer Agent reserve the right to terminate or alter the check writing service at any time. The Transfer Agent also reserves the right to impose a service charge in connection with the check writing service. If you are interested in the check writing service, contact the Transfer Agency for further information. This service is generally not available for Service Organization clients who are provided a similar service by those organizations.

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Fund account address of record if the address has been established for at least 60 days. In order to authorize the Transfer Agent to mail redemption proceeds to your Fund account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Fund account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Fund shares.

Systematic Withdrawal Plan: If you own shares of a Fund with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Fund shares will be effected at the NAV determined on or about the 25th day of the month.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming shares of the Funds, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

Clients of Service Organizations who have purchased shares through their accounts with those Service Organizations should contact the Service Organization prior to submitting a redemption request to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Funds will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of a Fund's securities or to determine the value of a Fund's net assets, or (d) ordered by a governmental body having jurisdiction over a Fund for the protection of the Fund's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the affected Fund may withdraw their requests for redemption or may receive payment based on the net asset value of the Fund next determined after the suspension is lifted.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Fund. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Fund is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Fund during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

Pricing of Shares. The Premier Money Market Fund's securities are valued on the basis of the amortized cost valuation technique. This involves valuing a security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of fluctuating interest rates on the market value of the security. The valuation of the Fund's securities based upon their amortized cost and the accompanying maintenance of the Fund's per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act. Certain conditions imposed by that Rule are set forth under "Investment Policies." In connection with the use of the amortized cost valuation technique, each Fund's Board of Trustees has established procedures delegating to the adviser the responsibility for maintaining a constant net asset value per share. Such procedures include a daily review of the Fund's holdings to determine whether the Fund's net asset value, calculated based upon available market quotations, deviates from $1.00 per share. Should any deviation exceed 1/2 of 1% of $1.00, the Trustees will promptly consider whether any corrective action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such corrective action may include selling of portfolio securities prior to maturity to realize capital gains or losses, shortening average portfolio maturity, withholding dividends, redeeming shares in kind and establishing a net asset value per share based upon available market quotations.

Should the Premier Money Market Fund incur or anticipate any unusual expense or loss or depreciation that would adversely affect its net asset value per share or income for a particular period, the Trustees would at that time consider whether to adhere to the current dividend policy or to revise it in light of the then prevailing circumstances. For example, if the Fund's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Trustees could suspend or reduce further dividend payments until the net asset value returned to $1.00 per share. Thus, such expenses or losses or depreciation could result in investors receiving no dividends or reduced dividends for the period during which they held their shares or in their receiving upon redemption a price per share lower than that which they paid.

For the Bond Funds and the Equity Funds, the net asset value per share of each Fund is determined by dividing the value of the Fund's net assets by the total number of Fund shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Funds are open for business. The Funds are open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing a Fund's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                    DIVIDENDS

Dividends from the Premier Money Market Fund are declared on each Business Day. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income for the subsequent non-Business Days on which dividends are not declared. However, no such dividend includes any amount of net income earned in a subsequent semiannual accounting period. A portion of the dividends paid by the U.S. Government Fund may be exempt from state taxes.

Dividends from the Bond Funds' net investment income are declared on each Business Day and paid to shareholders ordinarily on the first Business Day of the following month. The dividend for a Business Day immediately preceding a weekend or holiday normally includes an amount equal to the net income expected for the subsequent non-Business Days on which dividends are not declared. However, no such dividend included any amount of net income earned in a subsequent semiannual period. Net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers, are declared and paid annually.

Dividends from the Equity Funds' net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by each Fund, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                              TAXATION OF THE FUNDS

General. Each Fund is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

If a Fund failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Fund shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

If a Fund makes a distribution to shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain.

Money Market Funds:

Distributions from the Funds' investment company taxable income, if any, are taxable to its shareholders as ordinary income to the extent of the Funds' earnings and profits. Because the Funds' net investment income is derived from interest rather than dividends, no portion of the distributions thereof is eligible for the dividends-received deduction allowed to corporations.

Bond Funds:

Each Bond Fund may acquire zero coupon securities issued with original issue discount. As a holder of those securities, a Fund must take into account the original issue discount that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any original issue discount, to satisfy the distribution requirements for RICs under the Code and (except with respect to tax-exempt income) avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Tax-Exempt Fund and Municipal Bond Fund: Each of these Funds will be able to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is excludable from gross income under section 103(a) of the Code; both Funds intend to continue to satisfy this requirement. Distributions that a Fund properly designates as exempt-interest dividends are treated by its shareholders as interest excludable from their gross income for federal income tax purposes but may be tax preference items. The aggregate dividends excludable from the shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. In order to qualify to pay exempt-interest dividends, each Fund may be limited in its ability to engage in taxable transactions such as repurchase agreements, options and futures strategies and portfolio securities lending.

Tax-exempt interest attributable to certain "private activity bonds" ("PABs") (including, in the case of a RIC receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by the RIC) is a tax preference item. Furthermore, even interest on tax-exempt securities held by a Fund that are not PABs, which interest otherwise would not be a tax preference item, nevertheless may be indirectly subject to the federal alternative minimum tax in the hands of corporate shareholders when distributed to them by the Fund. PABs are issued by or on behalf of public authorities to finance various privately operated facilities. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds or PABs should consult their tax advisers before purchasing a Fund's shares. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds.

Up to 85% of Social Security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Tax-

Exempt Municipal Bond Funds) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from each Fund still are tax-exempt to the extent described in the prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

If a Fund invests in any instruments that generate taxable income, under the circumstances described in the prospectus, distributions of the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

The Municipal Bond Fund may invest in municipal bonds that are purchased with "market discount." For these purposes, market discount is the amount by which a bond's purchase price is exceeded by its stated redemption price at maturity or, in the case of a bond that was issued with original issue discount ("OID"), the sum of its issue price plus accrued OID, except that market discount less than the product of (1) 0.25% of the redemption price at maturity times and (2) the number of complete years to maturity after the taxpayer acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of such a bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. In lieu of treating the disposition gain as above, the Municipal Bond Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

The Tax-Exempt Municipal Bond Funds informs shareholders within 60 days after its fiscal year-end (August 31) of the percentage of its income distributions designated as exempt-interest dividends. The percentage is applied uniformly to all distributions made during the year, so the percentage designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

Intermediate Bond Fund: Interest and dividends received by the Intermediate Bond Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Equity Funds:

It is anticipated that all or a portion of the dividends from the net investment income of each Equity Fund will qualify for the dividends-received deduction allowed to corporations. The qualifying portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by a Fund with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

Futures and foreign currency contracts that are subject to section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical correction legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply.
Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax.

Section 988 of the Code also may apply to forward currency contracts and options on foreign currencies. Under section 988, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. In the case of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which a Fund may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of straddle transactions are not entirely clear.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in a Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from a Fund. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of a Fund may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Funds will vary based on changes in market conditions and the level of each Fund's expenses. These performance figures are calculated in the following manner:

Money Market Funds:

      A. Yield for a money market fund is the net annualized yield for a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

            The yield for the 7-day period ended June 30, 1999 was:

            Prime Money Market Fund             4.49%
            Tax-Exempt Fund                     2.93%

      B. Effective Yield is the net annualized yield for a specified 7 calendar days assuming reinvestment of income or compounding. Effective yield is calculated by the same method as yield except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                  Effective yield = [(Base Period Return + 1) 365/7] - 1.

            The effective yield for the 7-day period ended June 30, 1999 was:

            Prime Money Market Fund             4.59%
            Tax-Exempt Fund                     2.97%

All Funds:

      A. Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years, ten years and the life of a Fund, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares, if any, and assume that all dividends during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                              T = (ERV/P)1/n - 1

      Where:      P     =     a hypothetical initial investment of $1,000

                  T     =     average annual total return

                  n     =     number of years

                  ERV   =     ending redeemable value: ERV is the value, at
                              the end of the applicable period, of a
                              hypothetical $1,000 investment made at the beginning of the applicable period.

           Average Annual Total Return for periods ended June 30, 1999

--------------------------------------------------------------------------------
                         1 Year             5 Year            10 Year
                         ------             ------            -------
--------------------------------------------------------------------------------
Prime Money Market        4.85%              5.13%             5.22%
--------------------------------------------------------------------------------
Tax-Exempt Money
Market                    2.72%              3.05%             3.35%
--------------------------------------------------------------------------------
Intermediate Bond         2.08%              7.13%              N/A
--------------------------------------------------------------------------------
Municipal Bond            2.19%              5.63%              N/A
--------------------------------------------------------------------------------
Large Cap Value           (.26)%            16.62%              N/A
--------------------------------------------------------------------------------
Mid Cap Value             2.35%               N/A               N/A
--------------------------------------------------------------------------------
Small Cap Value          14.94%               N/A               N/A
--------------------------------------------------------------------------------

      B. Yield Calculations. From time to time, an Equity or Bond Fund may advertise its yield. Yield for these Funds is calculated by dividing the Fund's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                          YIELD = 2[((a-b)/cd + 1)6-1]

            where:

                  a  =  dividends and interest earned during the period;

                  b  =  expenses accrued for the period (net of
                        reimbursements);

                  c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                  d  =  the maximum offering price per share on the last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

      Except as noted below, in determining interest earned during the period (variable "a" in the above formula), pfpc calculates the interest earned on each debt instrument held by a Fund during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Fund, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Fund.

      For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

      In determining dividends earned by any preferred stock or other equity securities held by a Fund during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

      Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, a Fund's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Fund in the Fund's financial statements.

      Yield information may be useful in reviewing a Fund's performance and in providing a basis for comparison with other investment alternatives. However, the Funds' yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Funds' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Funds' holdings, thereby reducing the current yields of the Funds. In periods of rising interest rates, the opposite can be expected to occur.

Comparison of Fund Performance. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by a Fund.

In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, a Money Market Fund's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities such as the IBC First Tier Money Market Index for the Premier Money Market Funds. Yield and performance over time may also be compared to the performance of bank money market deposit accounts and fixed-rate insured certificates of deposit (CDs), or unmanaged indices of securities that are comparable to money market funds in their terms and intent, such as Treasury bills, bankers' acceptances, negotiable order of withdrawal accounts, and money market certificates. Most bank CDs differ from money market funds in several ways: the interest rate is fixed for the term of the CD, there are interest penalties for early withdrawal of the deposit from a CD, and the deposit principal in a CD is insured by the FDIC.

From time to time, in marketing and other literature, the Bond and Equity Funds' performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, a Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, a Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Fund's investment policies and investments, a Fund's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Fund performance made by independent sources may also be used in advertisements concerning a Fund, including reprints of or selections from, editorials or articles about the Fund. Sources for performance information and articles about a Fund may include the following:

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA Investment Technologies, Inc., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC's Money Fund Report, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC's Money Fund Directory, an annual directory ranking money market mutual funds.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Mutual Fund Values, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA Today, the nation's number one daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                              FINANCIAL STATEMENTS

The audited financial statements and financial highlights of CRM Funds - Small Cap Value Fund (accounting survivor of WT Mutual Fund - CRM Small Cap Value
Fund), CRM Funds - Mid Cap Value Fund (accounting survivor of WT Mutual Fund - CRM Mid Cap Value Fund), and CRM Funds - Large Cap Value Fund (accounting survivor of WT Mutual Fund - CRM Large Cap Value Fund) for the period October 1, 1998 through June 30, 1999, as set forth in CRM Funds annual reports to shareholders, including the notes thereto and the reports of Ernst & Young LLP thereon, are incorporated herein by reference.

The audited financial statements and financial highlights of the Rodney Square Fund - Money Market Portfolio (accounting survivor of WT Mutual Fund - Wilmington Prime Money Market Portfolio) and the Rodney Square Tax-Exempt Fund (accounting survivor of WT Mutual Fund - Wilmington Tax-Exempt Portfolio) for the period October 1, 1998 through June 30, 1999, as set forth in the combined Rodney Square Fund and Rodney Square Tax-Exempt Fund annual report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference.

The audited financial statements and financial highlights of the Rodney Square Strategic Fixed-Income Fund - Intermediate Bond Portfolio (accounting survivor of WT Mutual Fund - Wilmington Intermediate Bond Portfolio) and the Rodney Square Strategic Fixed-Income Fund - Municipal Bond Portfolio (accounting survivor of WT Mutual Fund - Wilmington Municipal Bond Portfolio) for the period November 1, 1998 through June 30, 1999, as set forth in the Rodney Square Strategic Fixed-Income Fund's annual report to shareholders, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference.

                                   APPENDIX A

            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

Regulation of the Use of Options, Futures and Forward Currency Contract Strategies. As discussed in the prospectus, in managing a Fund's corresponding Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with each Fund's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Funds will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

Cover Requirements. The Series will not use leverage in their options and futures. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

Options Strategies. A Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

Each Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

Each Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

Each Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which a Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

Each Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

Each Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

Each Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which a Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.

Each Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Each Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if a Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

Each Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

Options Guidelines. In view of the risks involved in using the options strategies described above, each Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

            (1) each Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

            (2) no Series will write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

Special Characteristics and Risks of Options Trading. A Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit a Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If a Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If a Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

      (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

      (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

      (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

      (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

      (5) A Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

Futures and Related Options Strategies. Each Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

Each Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of a Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if a Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. A Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that a Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, a Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

Futures and Related Options Guidelines. In view of the risks involved in using the futures strategies that are described above, each Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

            (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

            (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, a Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to a Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when a Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, a Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of a Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering a Series' use of futures contracts and related options, particular note should be taken of the following:

      (1) Successful use by a Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if a Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, a Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, a Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

      (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

      (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although each Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Series would continue to be required to make variation margin payments.

      (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

      (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

      (6) As is the case with options, a Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, a Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolios' corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The advisers and sub-advisers attempt to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by a Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser or sub-adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

Moody's Ratings

Corporate and Municipal Bonds.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Corporate and Municipal Commercial Paper. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well-established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Municipal Notes. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P Ratings

Corporate and Municipal Bonds.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Corporate and Municipal Commercial Paper. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

Municipal Notes. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

Fitch Ratings

Description of Fitch's highest state and municipal notes rating.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                                 WT MUTUAL FUND

                       Roxbury Large Cap Growth Portfolio

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809

--------------------------------------------------------------------------------

                       Statement of Additional Information

                                November 1, 1999

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Portfolios' current prospectus, dated November 1, 1999, as amended from time to time. A copy of the current prospectus and annual report may be obtained without charge, by writing to Provident Distributors, Inc. ("PDI"), Four Falls Corporate Center, West Conshohocken, PA 19428, and from certain institutions such as banks or broker-dealers that have entered into servicing agreements with PDI or by calling (800) 497-2960.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                            3
INVESTMENT POLICIES                                                            3
INVESTMENT LIMITATIONS                                                         5
TRUSTEES AND OFFICERS                                                          6
INVESTMENT ADVISORY AND OTHER SERVICES                                         8
DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN                                     9
BROKERAGE ALLOCATION AND OTHER PRACTICES                                      10
CAPITAL STOCK AND OTHER SECURITIES                                            10
PURCHASE, REDEMPTION AND PRICING OF SHARES                                    11
DIVIDENDS                                                                     13
TAXATION OF THE PORTFOLIO                                                     13
CALCULATION OF PERFORMANCE INFORMATION                                        15
APPENDIX A
OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES                    A-1
APPENDIX B
DESCRIPTION OF RATINGS                                                       B-1

                              GENERAL INFORMATION

WT Mutual Fund (the "Fund") is a diversified, open-end management investment company organized as a Delaware business trust on June 1, 1994. The name of the Fund was changed from Kiewit Mutual Fund to WT Mutual Fund on October 20, 1998.

The Fund has established the Roxbury Large Cap Growth Portfolio described in this Statement of Additional Information. The Portfolio issues three classes of shares, classes A, B and C.

                              INVESTMENT POLICIES

The following information supplements the information concerning the Portfolio's investment objective, policies and limitations found in the prospectus. Unless otherwise indicated, it applies to the Portfolio through its investment in its corresponding master fund, which is a series of WT Investment Trust I (the "Series").

Cash Management. The Large Cap Growth Portfolio may invest no more than 15% of its total assets in cash and cash equivalents including high-quality money market instruments and money market funds in order to manage cash flow in the Portfolio. Certain of these instruments are described below.

      o Money Market Funds. The Portfolio may invest in the securities of other money market mutual funds, within the limits prescribed by the 1940 Act.

      o U.S. Government Obligations. The Portfolio may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      o Commercial Paper. The Portfolio may invest in commercial paper. Commercial paper consists of short-term (up to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Portfolio may invest only in commercial paper rated A-1 or higher by S&P or Moody's or if not rated, determined by the adviser or sub-adviser to be of comparable quality.

      o Bank Obligations. The Portfolio may invest in U.S. dollar-denominated obligations of major banks, including certificates of deposits, time deposits and bankers' acceptances of major U.S. and foreign banks and their branches located outside of the United States, of U.S. branches of foreign banks, of foreign branches of foreign banks, of U.S. agencies of foreign banks and of wholly-owned banking subsidiaries of such foreign banks located in the U. S.

Convertible Securities. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. As a result, the Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuers and any call provisions.

The Portfolio may invest in convertible securities that are rated, at the time of purchase, in the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO") such as Moody's or S&P, or if unrated, are determined by the adviser or a sub-adviser, as applicable, to be of comparable quality. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Should the rating of a security be downgraded subsequent to the Portfolio's purchase of the security, the adviser, as applicable, will determine whether it is in the best interest of the Portfolio to retain the security.

Debt Securities. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

Hedging Strategies. The Portfolio may engage in certain hedging strategies that involve options and futures. These hedging strategies are described in detail in the Appendix.

Illiquid Securities. The Portfolio may invest no more than 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Portfolio's investment adviser to the Board of Trustees.

Options on Securities and Securities Indexes. The Portfolio may purchase call options on securities that the adviser intends to include in the Portfolio in order to fix the cost of a future purchase or attempt to enhance return by, for example, participating in an anticipated increase in the value of a security. The Portfolio may purchase put options to hedge against a decline in the market value of securities held in the Portfolio or in an attempt to enhance return. The Portfolio may write (sell) put and covered call options on securities in which they are authorized to invest. The Portfolio may also purchase put and call options, and write put and covered call options on U.S. securities indexes. Stock index options serve to hedge against overall fluctuations in the securities markets rather than anticipated increases or decreases in the value of a particular security. Of the 85% of the total assets of a Portfolio that are invested in equity (or related) securities, the Portfolio may not invest more than 10% of such assets in covered call options on securities and/or options on securities indices.

Repurchase Agreements. The Portfolio may invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to a bank or dealer at an agreed date and price reflecting a market rate of interest, unrelated to the coupon rate or the maturity of the purchased security. While it is not possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt), it is the policy of a Portfolio to limit repurchase transactions to primary dealers and banks whose creditworthiness has been reviewed and found satisfactory by the adviser. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of a Portfolio's investment limitations.

Restricted Securities. Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 or an exemption from registration. The Portfolio may invest up to 15% of its net assets in illiquid securities. Restricted securities, including securities eligible for re-sale under 1933 Act Rule 144A, that are determined to be liquid are not subject to this limitation. This determination is to be made by the adviser pursuant to guidelines adopted by the Board of Trustees. Under these guidelines, the adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act.

Securities Lending. The Portfolio may lend securities pursuant to agreements, which require that the loans be continuously secured by collateral equal to 100% of the market value of the loaned securities. Such collateral consists of cash, securities of the U.S. Government or its agencies, or any combination of cash and such securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceeds one-third of the value of the Portfolio's total assets taken at fair market value. The Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. Government securities. However, the Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities and even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the adviser to be of good standing and when, in the judgment of the adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. Either party upon reasonable notice to the other party may terminate any loan.

                             INVESTMENT LIMITATIONS

Except as otherwise provided, the Portfolio and its corresponding master series has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lessor of (i) 67% or more of the shares of the Portfolio present at a shareholders meeting if holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Portfolio. If any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Portfolio's assets or redemptions of shares will not be considered a violation of the limitation.

The Portfolio will not as a matter of fundamental policy:

1. purchase the securities of any one issuer, if as a result, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or the Portfolio would own or hold 10% or more of the outstanding voting securities of that issuer, provided that (1) the Portfolio may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2. purchase securities of any issuer if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, that this limitation does not apply to debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

3. borrow money, provided that the Portfolio may borrow money for temporary or emergency purposes, and then in an aggregate amount not in excess of 10% of a Portfolio's total assets;

4. make loans to other persons, except by (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5. underwrite any issue of securities, except to the extent that the Portfolio may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6. purchase or sell real estate, provided that the Portfolio may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7. purchase or sell physical commodities, provided that the Portfolio may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8. issue senior securities, except to the extent permitted by the 1940 Act.

The investment limitations described above do not prohibit the Portfolio from investing all or substantially all of its assets in the shares of another registered open-end investment company such as the corresponding Series of WT Investment Trust I.

The following non-fundamental policies apply to the Portfolio and may be changed by the Board of Trustees without shareholder approval. The Portfolio will not:

1. make short sales of securities except short sales against the box;

2. purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities;

3. purchase portfolio securities if its outstanding borrowings exceed 5% of the value of its total assets.

                              TRUSTEES AND OFFICERS

The Board of Trustees supervises the Portfolio's activities and reviews contractual arrangements with the Portfolio's service providers. The Trustees and officers are listed below. All persons named as Trustees and officers also serve in a similar capacity for WT Investment Trust I. An asterisk (*) indicates those Trustees who are "interested persons".

-------------------------------------------------------------------------------------------
                              Position(s)
Name, Address and Date of     Held with
Birth                         the Fund    Principal Occupation(s) During the Past Five Years
-------------------------------------------------------------------------------------------
ROBERT ARNOLD                  Trustee    In 1989, Mr. Arnold founded, and currently
152 W. 57th Street, 44th                  co-manages, R. H. Arnold & Co., Inc., an
Floor                                     investment banking company. Prior to forming
New York, NY  10019                       R. H. Arnold & Co., Inc., Mr. Arnold was
Date of Birth: 3/44                       Executive Vice President and a director to
                                          Cambrian Capital Corporation, an investment
                                          banking firm he co-founded in 1987.
-------------------------------------------------------------------------------------------
ROBERT J. CHRISTIAN*          Trustee,    Mr. Christian has been Chief Investment
Rodney Square North           President   Officer of Wilmington Trust Company since
1100 N. Market Street                     February 1996 and Director of Rodney Square
Wilmington, DE 19890                      Management Corporation since 1996. He was
Date of Birth: 2/49                       Chairman and Director of PNC Equity Advisors
                                          Company, and President and Chief Investment
                                          Officer of PNC Asset Management Group Inc.
                                          from 1994 to 1996. He was Chief Investment
                                          Officer of PNC Bank from 1992 to 1996 and
                                          Director of Provident Capital Management from
                                          1993 to 1996.
-------------------------------------------------------------------------------------------
NICHOLAS A. GIORDANO           Trustee    Mr. Giordano was appointed interim President
LaSalle University                        of LaSalle University on July 1, 1998 and was
Philadelphia, PA 19141                    a consultant for financial services
Date of Birth: 3/43                       organizations from late 1997 through 1998. He
                                          served as president and chief executive
                                          officer of the Philadelphia Stock Exchange
                                          from 1981 through August 1997, and also served
                                          as chairman of the board of the exchange's two
                                          subsidiaries: Stock Clearing Corporation of
                                          Philadelphia and Philadelphia Depository Trust
                                          Company. Before joining the Philadelphia
                                          Stock Exchange, Mr. Giordano served as chief
                                          financial officer at two brokerage firms
                                          (1968-1971). A certified public accountant,
                                          he began his career at Price Waterhouse in
                                          1965.
-------------------------------------------------------------------------------------------
JOHN J. QUINDLEN               Trustee    Mr. Quindlen has retired as Senior Vice
313 Southwinds                            President - Finance of E.I. duPont de Nemours
1250 W. Southwinds Blvd.                  & Company, Inc. (diversified chemicals), a
Vero Beach, FL  32963                     position held from 1984 to November 30, 1993.
Date of Birth: 5/32                       He served as Chief Financial Officer of E.I.
                                          duPont de Nemours & Company from 1984 through
                                          June 1993. He also serves as a Director of
                                          St. Joe Paper Co., a Trustee of Kalmar Pooled
                                          Investment Trust and a Trustee of the Rodney
                                          Square Funds.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                              Position(s)
Name, Address and Date of     Held with
Birth                         the Fund    Principal Occupation(s) During the Past Five Years
-------------------------------------------------------------------------------------------
LOUIS KLEIN JR.                Trustee    Self-employed financial consultant from 1991
80 Butternut Lane                         to the present. Trustee of Manville Personal
Stamford, CT  06903                       Injury Settlement Trust since 1991.
Date of Birth: 5/35
-------------------------------------------------------------------------------------------
CLEMENT C. MOORE, II           Trustee    Managing Partner, Mariemont Holdings, LLC, a
10 Rockefeller Plaza                      commercial real estate holding and development
New York, NY  10004                       company since 1980.
Date of Birth: 9/44
-------------------------------------------------------------------------------------------
ERIC BRUCKER                   Trustee    Dean of the College of Business, Public Policy
University of Maine                       and Health at the University of Southern Maine
Orono, ME  04469                          since September 1998. Dean of the School of
Date of Birth: 12/41                      Management at the University of Michigan from
                                          1992 to 1998.
-------------------------------------------------------------------------------------------
WILLIAM P. RICHARDS            Trustee    Managing Director - Client Service and
100 Wilshire Boulevard                    Portfolio Communication, Roxbury Capital
Suite 600                                 Management since 1998. Formerly, Senior Vice
Santa Monica, CA  90401                   President and Partner at Van Deventer Hoch,
Date of Birth:                            investment management firm.
-------------------------------------------------------------------------------------------
ERIC K. CHEUNG                 Vice       From 1978 to 1986, Mr. Cheung was the
Rodney Square North            President  Portfolio Manager for fixed income assets of
1100 N. Market Street                     the Meritor Financial Group. In 1986, Mr.
Wilmington, DE 19890                      Cheung joined Wilmington Trust Company and in
Date of Birth: 12/54                      1991, he became the Division Manager for all
                                          fixed income products.
-------------------------------------------------------------------------------------------
PAT COLLETTI                   Vice       Mr. Colletti is Vice President and Director of
400 Bellevue Parkway           President  Investment Accounting and Administration of
Wilmington, DE 19809           and        PFPC Inc. since April 1999. Prior to joining
Date of Birth: 11/58           Treasurer  PFPC, Mr. Colletti was Controller for the
                                          Reserve Funds since 1986.
-------------------------------------------------------------------------------------------
GARY M. GARDNER 400            Secretary  Mr. Gardner has been a Senior Vice President
Bellevue Parkway                          of PFPC Inc. since January 1994. Previously,
Wilmington, DE  19809                     Mr. Gardner had provided legal and regulatory
Date of Birth: 2/51                       advice to mutual funds and their management
                                          for more than twenty years at Federated
                                          Investors, Inc., SunAmerica Asset Management
                                          Corp. and The Boston Company, Inc.
-------------------------------------------------------------------------------------------

The fees and expenses of the Trustees who are not "interested persons" of the Fund ("Independent Trustees"), as defined in the 1940 Act are paid by each Portfolio. The following table shows the fees paid during the fiscal year ended June 30, 1999 to the Independent Trustees for their service to the Fund and the total compensation paid to the Trustees by the WT Fund Complex, which consists of the Fund and WT Investment Trust I.

              Trustees Fees for the Fiscal Year Ended June 30, 1999

                                                             Total
                              Aggregate                Compensation from
                          Compensation from               the WT Fund
Independent Trustee            the Fund                     Complex
-------------------            --------                     -------
Robert Arnold                   $7,318                      $14,637

Nicholas Giordano               $7,318                      $14,637

Lawrence Thomas                 $7,318                      $14,637

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this Statement of Additional Information, the Portfolio had not yet commenced operations.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Roxbury Capital Management

Roxbury serves as the investment adviser to the corresponding Series of the Large Cap Growth Portfolio.

The Large Cap Growth Series pays a monthly advisory fee to Roxbury at the annual rate of 0.55% of the Series' first $1 billion of average daily net assets; .50% of the Series' next $1 billion of average daily net assets; and .45% of the Series average daily net assets over $2 billion.

For Institutional shares, Roxbury has agreed to waive a portion of its advisory fee or reimburse expenses to the extent total operating expenses exceed 0.75% for the Large Cap Growth Series. This waiver will remain in place until the Board of Trustees approves its termination.

Advisory Services. Under the terms of advisory agreements, the adviser agrees to: (a) direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations set forth in the Prospectus and this Statement of Additional Information; (b) purchase and sell for the Series, securities and other investments consistent with the Series' objectives and policies; (c) supply office facilities, equipment and personnel necessary for servicing the investments of the Series; (d) pay the salaries of all personnel of the Series and the adviser performing services relating to research, statistical and investment activities on behalf of the Series; (e) make available and provide such information as the Series and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; (f) make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of the Series and its investment activities. Additionally, each adviser agrees to create and maintain all necessary records in accordance with all applicable laws, rules and regulations pertaining to the various functions performed by it and not otherwise created and maintained by another party pursuant to contract with the Fund. Each adviser may at any time or times, upon approval by the Board of Trustees, enter into one or more sub-advisory agreements with a sub-advisor pursuant to which the adviser delegates any or all of its duties as listed.

The agreement provides that the adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series in connection with the matters to which the Agreement relates, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.

The salaries of any officers and the interested Trustees of the Funds who are affiliated with an adviser and the salaries of all personnel of each adviser performing services for each Fund relating to research, statistical and investment activities are paid by the adviser.

                     Administration and Accounting Services

Under separate Administration and Accounting Services Agreements, PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809 performs certain administrative and accounting services for WT Mutual Fund and WT Investment Trust I. These services include preparing shareholder reports, providing statistical and research data, assisting the advisers in compliance monitoring activities, and preparing and filing federal and state tax returns on behalf of the Fund and the Trust. In addition, PFPC prepares and files various reports with the appropriate regulatory agencies and prepares materials required by the SEC or any state securities commission having jurisdiction over the Fund. The accounting services performed by PFPC include determining the net asset value per share of each Portfolio and maintaining records relating to the securities transactions of the Fund. The Administration and Accounting Services Agreements provides that PFPC and its affiliates shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its Portfolios, except to the extent of a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their obligations and duties under the Administration and Accounting Services Agreements.

                          ADDITIONAL SERVICE PROVIDERS

Independent Auditors. Ernst & Young LLP, serves as the independent auditor to the Portfolio and the Series, providing services which include (1) auditing the annual financial statements for the Portfolio, (2) assistance and consultation in connection with SEC filings and (3) preparation of the annual federal income tax returns filed on behalf of the Portfolio.

Legal Counsel. Pepper Hamilton LLP, 3000 Two Logan Square, 18th and Arch Streets, Philadelphia, PA 19103, serves as counsel to the Fund and WT Investment Trust I.

Custodian. PFPC Trust Company, 200 Stevens Drive, Lester, PA 19113, serves as the Custodian.

Transfer Agent. PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19890-0001, serves as the Transfer Agent and Dividend Paying Agent.

                   DISTRIBUTION OF SHARES AND RULE 12B-1 PLAN

Provident Distributors, Inc. Four Falls Corporate Center, West Conshohocken, PA 19428, serves as the underwriter of the Portfolio's shares pursuant to a Distribution Agreement with the Fund. Pursuant to the terms of the Distribution Agreement, PDI is granted the right to sell the shares of the Portfolio as agent for the Fund. Shares of the Portfolio are offered continuously.

Under the terms of the Distribution Agreement, PDI agrees to use all reasonable efforts to secure purchasers for Class B and Class C shares of the Portfolio and to pay expenses of printing and distributing prospectuses, statements of additional information and reports prepared for use in connection with the sale of Class B and Class C shares and any other literature and advertising used in connection with the offering, out of the compensation it receives pursuant to the Portfolio's Plans of Distribution adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). PDI receives no underwriting commissions or Rule 12b-1 fees in connection with the sale of the Portfolio's Institutional class shares.

The Distribution Agreement provides that PDI, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Agreement, will not be liable to the Portfolio or its shareholders for losses arising in connection with the sale of Portfolio shares.

The Distribution Agreement became effective as of February 25, 1998 and continues in effect for a period of two years. Thereafter, the agreement may continue in effect for successive annual periods provided such continuance is approved at least annually by a majority of the Trustees, including a majority of the Independent Trustees. The Distribution Agreement terminates automatically in the event of an assignment. The Agreement is also terminable without payment of any penalty with respect to the Portfolio (i) (by vote of a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio and who have no direct or indirect financial interest in the operation of any Rule 12b-1 Plan of the Portfolio or any agreements related to a 12b-1 Plan, or by vote of a majority of the outstanding voting securities of the applicable Portfolio) on sixty (60) days' written notice to PDI; or (ii) by PDI on sixty
(60) days' written notice to the Portfolio.

PDI will be compensated for distribution services according to the Class B and Class C 12b-1 Plans, which became effective on November 1, 1999, regardless of PDI's expenses. The Class B and Class C 12b-1 Plans provides that PDI will be paid for distribution activities such as public relations services, telephone services, sales presentations, media charges, preparation, printing and mailing advertising and sales literature, data processing necessary to support a distribution effort and printing and mailing of prospectuses to prospective shareholders. Additionally, PDI may pay certain financial institutions such as banks or broker-dealers who have entered into servicing agreements with PDI ("Service Organizations") and other financial institutions for distribution and shareholder servicing activities.

The Class B and Class C 12b-1 Plans further provides that payment shall be made for any month only to the extent that such payment does not exceed (i) 0.25% on an annualized basis of the Class B and Class C shares of the Portfolio's average net assets; and (ii) limitations set from time to time by the Board of Trustees.

Under the Class B and Class C 12b-1 Plans, if any payments made by the adviser out of its advisory fee, not to exceed the amount of that fee, to any third parties (including banks), including payments for shareholder servicing and transfer agent functions, were deemed to be indirect financing by the Portfolio of the distribution of its shares, such payments are authorized. The Series may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plans. No preference for instruments issued by such depository institutions is shown in the selection of investments.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

The adviser places all portfolio transactions on behalf of the Series. Debt securities purchased and sold by the Series are generally traded on the dealer market on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with a Series) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

The primary objective of the adviser in placing orders on behalf of the Series for the purchase and sale of securities is to obtain best execution at the most favorable prices through responsible brokers or dealers and, where the spread or commission rates are negotiable, at competitive rates. In selecting a broker or dealer, the adviser considers, among other things: (i) the price of the securities to be purchased or sold; (ii) the rate of the spread or commission;
(iii) the size and difficulty of the order; (iv) the nature and character of the spread or commission for the securities to be purchased or sold; (v) the reliability, integrity, financial condition, general execution and operational capability of the broker or dealer; and (vi) the quality of any research or statistical services provided by the broker or dealer to the Series or to the adviser.

The adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services. In such cases, the adviser receives services it otherwise might have had to perform itself. The research, analysis, advice and similar services provided by brokers or dealers can be useful to the adviser in serving its other clients, as well as in serving the Series. Conversely, information provided to the adviser by brokers or dealers who have executed transaction orders on behalf of other clients of the adviser may be useful in providing services to the Series.

Some of the adviser's other clients may have investment objectives and programs similar to that of the Series. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Series. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between a Series and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Series and the other clients as to amount according to a formula determined prior to the execution of such transactions.

                       CAPITAL STOCK AND OTHER SECURITIES

The Fund issues three separate classes of shares, Class A, Class B and Class C shares, for the Portfolio. The shares of the Portfolio, when issued and paid for in accordance with the prospectus, will be fully paid and non-assessable shares, with equal voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

The separate classes of shares each represent interests in the same portfolio of investments, have the same rights and are identical in all respects, except that the Class B and Class C shares bear Rule 12b-1 distribution expenses, and have exclusive voting rights with respect to the Rule 12b-1 Plan pursuant to which the distribution fee may be paid. The net income attributable to such shares and the dividends payable on such shares will be reduced by the amount of the distribution fees; accordingly, the net asset value of Class B and Class C shares will be reduced by such amount to the extent the Portfolio has undistributed net income.

Shares of the Portfolio entitle holders to one vote per share and fractional votes for fractional shares held. Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. The Portfolio and each class takes separate votes on matters affecting only that Portfolio or class. For example, a change in the fundamental investment policies for a Portfolio would be voted upon by all shareholders of that Portfolio.

The Portfolio does not hold annual meetings of shareholders. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record owning not less than 10% of the Portfolio's outstanding shares.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase of Shares. Information regarding the purchase of shares is discussed in the "Purchase of Shares" section of the prospectus. Additional methods to purchase shares are as follows:

Individual Retirement Accounts: You may purchase shares of the Portfolio for a tax-deferred retirement plan such as an individual retirement account ("IRA"). To order an application for an IRA and a brochure describing a Portfolio IRA, call the Transfer Agent at (800) 497-2960. PFPC Trust Company, as custodian for each IRA account receives an annual fee of $10 per account, paid directly to PFPC Trust Company by the IRA shareholder. If the fee is not paid by the due date, the appropriate number of Portfolio shares owned by the IRA will be redeemed automatically as payment.

Automatic Investment Plan: You may purchase Portfolio shares through an Automatic Investment Plan ("AIP"). Under the AIP, the Transfer Agent, at regular intervals, will automatically debit your bank checking account in an amount of $50 or more (after the $1,000 minimum initial investment). You may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Portfolio shares will be effected at their offering price at the close of regular trading on the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern time), on or about the 20th day of the month. For an application for the Automatic Investment Plan, check the appropriate box of the application or call the Transfer Agent at (800) 497-2960.

Payroll Investment Plan: The Payroll Investment Plan ("PIP") permits you to make regularly scheduled purchases of Portfolio shares through payroll deductions. To open a PIP account, you must submit a completed account application, payroll deduction form and the minimum initial deposit to your employer's payroll department. Then, a portion of your paychecks will automatically be transferred to your PIP account for as long as you wish to participate in the plan. It is the sole responsibility of your employer, not the Fund, the distributor, the adviser or the transfer agent, to arrange for transactions under the PIP. The Fund reserves the right to vary its minimum purchase requirements for employees participating in a PIP.

Redemption of Shares. Information regarding the redemption of shares is discussed in the "Redemption of Shares" section of the prospectus. Additional methods to redeem shares are as follows:

By Wire: Redemption proceeds may be wired to your predesignated bank account in any commercial bank in the United States if the amount is $1,000 or more. The receiving bank may charge a fee for this service. Proceeds may also be mailed to your bank or, for amounts of $10,000 or less, mailed to your Portfolio account address of record if the address has been established for at least 60 days. In order to authorize the

Transfer Agent to mail redemption proceeds to your Portfolio account address of record, complete the appropriate section of the Application for Telephone Redemptions or include your Portfolio account address of record when you submit written instructions. You may change the account that you have designated to receive amounts redeemed at any time. Any request to change the account designated to receive redemption proceeds should be accompanied by a guarantee of the shareholder's signature by an eligible institution. A signature and a signature guarantee are required for each person in whose name the account is registered. Further documentation will be required to change the designated account when a corporation, other organization, trust, fiduciary or other institutional investor holds the Portfolio shares.

Systematic Withdrawal Plan: If you own Portfolio shares with a value of $10,000 or more you may participate in the Systematic Withdrawal Plan ("SWP"). Under the SWP, you may automatically redeem a portion of your account monthly, bimonthly, quarterly, semiannually or annually. The minimum withdrawal available is $100. The redemption of Portfolio shares will be effected at the NAV determined on or about the 25th day of the month.

Additional Information Regarding Redemptions: To ensure proper authorization before redeeming Portfolio shares, the Transfer Agent may require additional documents such as, but not restricted to, stock powers, trust instruments, death certificates, appointments as fiduciary, certificates of corporate authority and waivers of tax required in some states when settling estates.

When shares are held in the name of a corporation, other organization, trust, fiduciary or other institutional investor, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign the necessary instruments of transfer. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within 7 days of acceptance of shares tendered for redemption. Delay may result if the purchase check has not yet cleared, but the delay will be no longer than required to verify that the purchase check has cleared, and the Fund will act as quickly as possible to minimize delay.

The value of shares redeemed may be more or less than the shareholder's cost, depending on the net asset value at the time of redemption. Redemption of shares may result in tax consequences (gain or loss) to the shareholder, and the proceeds of a redemption may be subject to backup withholding.

A shareholder's right to redeem shares and to receive payment therefore may be suspended when (a) the Exchange is closed, other than customary weekend and holiday closings, (b) trading on the Exchange is restricted, (c) an emergency exists as a result of which it is not reasonably practicable to dispose of the Portfolio's securities or to determine the value of the Portfolio's net assets, or (d) ordered by a governmental body having jurisdiction over the Portfolio for the protection of the Portfolio's shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether a condition described in (b), (c) or (d) exists. In case of such suspension, shareholders of the Portfolio may withdraw their requests for redemption or may receive payment based on the net asset value of the Portfolio next determined after the suspension is lifted.

The Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part with readily marketable securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the net asset value of the applicable Portfolio. If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash. The Portfolio has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which a Portfolio is obligated to redeem shares solely in cash if the redemption requests are made by one shareholder account up to the lesser of $250,000 or 1% of the net assets of the applicable Portfolio during any 90-day period. This election is irrevocable unless the SEC permits its withdrawal.

The net asset value per share of the Portfolio is determined by dividing the value of the Portfolio's net assets by the total number of Portfolio shares outstanding. This determination is made by PFPC, as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) each day the Portfolio is open for business. The Portfolio is open for business on days when the Exchange, PFPC and the Philadelphia branch office of the Federal Reserve are open for business.

In valuing the Portfolio's assets, a security listed on the Exchange (and not subject to restrictions against sale by the Portfolio on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Portfolio on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Unlisted securities that are quoted on the National Association of Securities Dealers' National Market System, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the NASDAQ Stock Market System, but not listed on the National Market System, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market System and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Other unlisted securities (and listed securities subject to restriction on sale) will be valued at fair value as determined in good faith under the direction of the Board of Trustees although the actual calculation may be done by others. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost.

                                   DIVIDENDS

Dividends from the Portfolio's net investment income and distributions of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by the Portfolio, after deducting any available capital loss carryovers are declared and paid to its shareholders annually.

                            TAXATION OF THE PORTFOLIO

General. The Portfolio is treated as a separate corporation for federal income tax purposes. To qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain and must meet several additional requirements. For the Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in securities or those currencies; (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

If the Portfolio failed to qualify for treatment as a RIC in any taxable year, it would be subject to tax on its taxable income at corporate rates and all distributions from earnings and profits, including any distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to its shareholders as ordinary income. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying again for RIC treatment.

The Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and other distributions declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January. Accordingly, such distributions will be taxed to the shareholders for the year in which that December 31 falls.

Investors should be aware that if Portfolio shares are purchased shortly before the record date for any dividend (other than an exempt-interest dividend) or capital gain distribution, the shareholder will pay full price for the shares and will receive some portion of the price back as a taxable distribution.

If the Portfolio makes a distribution to shareholders in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated by each shareholder as a return of capital to the extent of the shareholder's tax basis and thereafter as capital gain.

It is anticipated that all or a portion of the dividends from the net investment income of the Portfolio will qualify for the dividends-received deduction allowed to corporations. The qualifying portion may not exceed the aggregate dividends received by the Portfolio from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Moreover, the dividends-received deduction will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed and will be eliminated if those shares are deemed to have been held for less than 46 days. Distributions of net short-term capital gain and net capital gain are not eligible for the dividends-received deduction.

Any loss realized by a shareholder on the redemption of shares within six months from the date of their purchase will be treated as a long-term, instead of a short-term, capital loss to the extent of any capital gain distributions to that shareholder with respect to those shares.

Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) and gains from options, futures and foreign currency contracts derived by the Portfolio with respect to its business of investing in securities qualify as permissible income under the Income Requirement.

Futures and foreign currency contracts that are subject to section 1256 of the Code (other than such contracts that are part of a "mixed straddle" with respect to which the Portfolio has made an election not to have the following rules apply) ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be "marked-to-market" (that is, deemed to have been sold for their market value) for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. As of the date of this Statement of Additional Information, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on non-corporate taxpayers' net capital gain enacted by the Taxpayer Relief Act of 1997 -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months. However, technical correction legislation passed by the House of Representatives late in 1997 would clarify that the lower rates apply.
Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) also may affect the taxation of options and futures contracts in which the Portfolio may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Under section 1092, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Portfolio of straddle transactions are not entirely clear.

If the Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by the Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The foregoing tax discussion is a summary included for general informational purposes only. Each shareholder is advised to consult its own tax adviser with respect to the specific tax consequences to it of an investment in the Portfolio, including the effect and applicability of state, local, foreign and other tax laws and the possible effects of changes in federal or other tax laws.

Shortly after the end of each year, PFPC calculates the federal income tax status of all distributions made during the year. In addition to federal income tax, shareholders may be subject to state and local taxes on distributions from the Portfolio. Shareholders should consult their tax advisers regarding specific questions relating to federal, state and local taxes.

                     CALCULATION OF PERFORMANCE INFORMATION

The performance of the Portfolio may be quoted in terms of its yield and its total return in advertising and other promotional materials. Performance data quoted represents past performance and is not intended to indicate future performance. Performance of the Portfolio will vary based on changes in market conditions and the level of the Portfolio's expenses. These performance figures are calculated in the following manner:

      A. Average Annual Total Return is the average annual compound rate of return for the periods of one year, five years, ten years and the life of the Portfolio, where applicable, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Portfolio's shares, if any, and assume that all dividends during the respective periods were reinvested in Portfolio shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                                    T = (ERV/P)1/n - 1

               Where: P      =      a hypothetical initial investment of $1,000

                      T      =      average annual total return

                      n      =      number of years

                      ERV    =      ending redeemable value: ERV is the value,
                                    at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

      B. Yield Calculations. From time to time, the Portfolio may advertise its yield. Yield for the Portfolio is calculated by dividing the Portfolio's investment income for a 30-day period, net of expenses, by the average number of shares entitled to receive dividends during that period according to the following formula:

                                    YIELD = 2[((a-b)/cd + 1)6-1]

               where:

                       a     =      dividends and interest earned during the
                                    period;

                       b     =      expenses accrued for the period (net of
                                    reimbursements);

                       c     =      the average daily number of shares
                                    outstanding during the period that were
                                    entitled to receive dividends; and

                       d     =      the maximum offering price per share on the
                                    last day of the period.

The result is expressed as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share at the end of the period.

      Except as noted below, in determining interest earned during the period (variable "a" in the above formula), pfpc calculates the interest earned on each debt instrument held by the Portfolio during the period by: (i) computing the instrument's yield to maturity, based on the value of the instrument (including actual accrued interest) as of the last business day of the period or, if the instrument was purchased during the period, the purchase price plus accrued interest; (ii) dividing the yield to maturity by 360; and (iii) multiplying the resulting quotient by the value of the instrument (including actual accrued interest). Once interest earned is calculated in this fashion for each debt instrument held by the Portfolio, interest earned during the period is then determined by totaling the interest earned on all debt instruments held by the Portfolio.

      For purposes of these calculations, the maturity of a debt instrument with one or more call provisions is assumed to be the next date on which the instrument reasonably can be expected to be called or, if none, the maturity date. In general, interest income is reduced with respect to debt instruments trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and increased with respect to debt instruments trading at a discount by adding a portion of the discount to daily income.

      In determining dividends earned by any preferred stock or other equity securities held by the Portfolio during the period (variable "a" in the above formula), PFPC accrues the dividends daily at their stated dividend rates. Capital gains and losses generally are excluded from yield calculations.

      Because yield accounting methods differ from the accounting methods used to calculate net investment income for other purposes, the Portfolio's yield may not equal the dividend income actually paid to investors or the net investment income reported with respect to the Portfolio in the Fund's financial statements.

      Yield information may be useful in reviewing the Portfolio's performance and in providing a basis for comparison with other investment alternatives. However, the Portfolio's yields fluctuate, unlike investments that pay a fixed interest rate over a stated period of time. Investors should recognize that in periods of declining interest rates, the Portfolio's yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolio's yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolio from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of the Portfolios' holdings, thereby reducing the current yields of the Portfolio. In periods of rising interest rates, the opposite can be expected to occur.

Comparison of Portfolio Performance. A comparison of the quoted performance offered for various investments is valid only if performance is calculated in the same manner. Since there are many methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Portfolio with performance quoted with respect to other investment companies or types of investments. For example, it is useful to note that yields reported on debt instruments are generally prospective, contrasted with the historical yields reported by the Portfolio.

In connection with communicating its performance to current or prospective shareholders, the Portfolio also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

From time to time, in marketing and other literature, the Portfolio's performance may be compared to the performance of broad groups of comparable mutual funds or unmanaged indexes of comparable securities with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc. (an organization which provides performance ranking information for broad classes of mutual funds), Lipper Analytical Services, Inc. ("Lipper") (a mutual fund research firm which analyzes over 1,800 mutual funds), CDA Investment Technologies, Inc. (an organization which provides mutual fund performance and ranking information), Morningstar, Inc. (an organization which analyzes over 2,400 mutual funds) and other independent organizations. When Lipper's tracking results are used, the Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. When other organizations' tracking results are used, the Portfolio will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

Since the assets in all funds are always changing, the Portfolio may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank the Portfolio in marketing and promotional literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in a Portfolio's investment policies and investments, the Portfolio's asset size and other factors deemed relevant. Advertisements and other marketing literature will indicate the time period and Lipper asset-size class or other performance ranking company criteria, as applicable, for the ranking in question.

Evaluations of Portfolio performance made by independent sources may also be used in advertisements concerning the Portfolio, including reprints of or selections from, editorials or articles about the Portfolio. Sources for performance information and articles about the Portfolio may include the following:

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

CDA Investment Technologies, Inc., an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Changing Times, The Kiplinger Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

IBC's Money Fund Report, a weekly publication of IBC/Donoghue, Inc., of Ashland, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "IBC's Money Fund Average," and "IBC's Government Money Fund Average."

IBC's Money Fund Directory, an annual directory ranking money market mutual funds.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Mutual Fund Values, a biweekly Morningstar, Inc. publication that provides ratings of mutual funds based on fund performance risk and portfolio characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

USA Today, the nation's number one daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

                                   APPENDIX A
            OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACT STRATEGIES

Regulation of the Use of Options, Futures and Forward Currency Contract Strategies. As discussed in the prospectus, in managing the Portfolio's corresponding Series, the adviser may engage in certain options, futures and forward currency contract strategies for certain bona fide hedging, risk management or other portfolio management purposes. Certain special characteristics of and risks associated with using these strategies are discussed below. Use of options, futures and forward currency contracts is subject to applicable regulations and/or interpretations of the SEC and the several options and futures exchanges upon which these instruments may be traded. The Board of Trustees has adopted investment guidelines (described below) reflecting these regulations.

In addition to the products, strategies and risks described below and in the prospectus, the adviser expects to discover additional opportunities in connection with options, futures and forward currency contracts. These new opportunities may become available as new techniques develop, as regulatory authorities broaden the range of permitted transactions and as new options, futures and forward currency contracts are developed. These opportunities may be utilized to the extent they are consistent with the Portfolio's investment objective and limitations and permitted by applicable regulatory authorities. The registration statement for the Portfolio will be supplemented to the extent that new products and strategies involve materially different risks than those described below and in the prospectus.

Cover Requirements. The Series will not use leverage in their options and futures. Accordingly, the Series will comply with guidelines established by the SEC with respect to coverage of these strategies by either (1) setting aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount; or (2) holding securities or other options or futures contracts whose values are expected to offset ("cover") their obligations thereunder. Securities, currencies, or other options or futures contracts used for cover cannot be sold or closed out while these strategies are outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover involving a large percentage of the Series' assets could impede portfolio management, or the Series' ability to meet redemption requests or other current obligations.

Options Strategies. The Series may purchase and write (sell) only those options on securities and securities indices that are traded on U.S. exchanges. Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange, on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction.

The Series may purchase call options on securities in which it is authorized to invest in order to fix the cost of a future purchase. Call options also may be used as a means of enhancing returns by, for example, participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the potential loss to the Series to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Series either sells or exercises the option, any profit eventually realized would be reduced by the premium paid.

The Series may purchase put options on securities that it holds in order to hedge against a decline in the market value of the securities held or to enhance return. The put option enables the Series to sell the underlying security at the predetermined exercise price; thus, the potential for loss to the Series below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Series realizes on the sale of the security is reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Series may on certain occasions wish to hedge against a decline in the market value of securities that it holds at a time when put options on those particular securities are not available for purchase. At those times, the Series may purchase a put option on other carefully selected securities in which it is authorized to invest, the values of which historically have a high degree of positive correlation to the value of the securities actually held. If the adviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the securities being hedged. However, the correlation between the two values may not be as close in these transactions as in transactions in which the Series purchases a put option on a security that it holds. If the value of the securities underlying the put option falls below the value of the portfolio securities, the put option may not provide complete protection against a decline in the value of the portfolio securities.

The Series may write covered call options on securities in which it is authorized to invest for hedging purposes or to increase return in the form of premiums received from the purchasers of the options. A call option gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the exercise price during the option period. The strategy may be used to provide limited protection against a decrease in the market price of the security, in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Series declines, the amount of the decline will be offset wholly or in part by the amount of the premium received by the Series. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Series will be obligated to sell the security at less than its market value.

The Series may also write covered put options on securities in which it is authorized to invest. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Series will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying securities would decline below the exercise price less the premiums received, in which case the Series would expect to suffer a loss.

The Series may purchase put and call options and write covered put and call options on indexes in much the same manner as the more traditional options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns values to the securities included in the index and fluctuates with changes in such values. Settlements of index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Series invests. Perfect correlation is not possible because the securities held or to be acquired by the Series will not exactly match the composition of indexes on which options are purchased or written.

The Series may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put purchased on the same security where the exercise price of the put is less than or equal to the exercise price on the call. The Series would enter into a long straddle when the adviser believes that it is likely that prices will be more volatile during the term of the options than is implied by the option pricing. A short straddle is a combination of a call and a put written on the same security where the exercise price on the put is less than or equal to the exercise price of the call where the same issue of the security is considered "cover" for both the put and the call. The Series would enter into a short straddle when the adviser believes that it is unlikely that prices will be as volatile during the term of the options as is implied by the option pricing. In such case, the Series will set aside cash and/or liquid, unencumbered securities in a segregated account with its custodian equivalent in value to the amount, if any, by which the put is "in-the-money," that is, that amount by which the exercise price of the put exceeds the current market value of the underlying security. Because straddles involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The Series may purchase put and call warrants with values that vary depending on the change in the value of one or more specified indexes ("index warrants"). An index warrant is usually issued by a bank or other financial institution and gives the Series the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer of the warrant based on the value of the underlying index at the time of exercise. In general, if the Series holds a call warrant and the value of the underlying index rises above the exercise price of the warrant, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the Series holds a put warrant and the value of the underlying index falls, the Series will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The Series holding a call warrant would not be entitled to any payments from the issuer at any time when the exercise price is greater than the value of the underlying index; the Series holding a put warrant would not be entitled to any payments when the exercise price is less than the value of the underlying index. If the Series does not exercise an index warrant prior to its expiration, then the Series loses the amount of the purchase price that it paid for the warrant.

The Series will normally use index warrants as it may use index options. The risks of the Series' use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Index warrants are not likely to be as liquid as index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Series' ability to exercise the warrants at any time or in any quantity.

Options Guidelines. In view of the risks involved in using the options strategies described above, the Series has adopted the following investment guidelines to govern its use of such strategies; these guidelines may be modified by the Board of Trustees without shareholder approval:

            (1) the Series will write only covered options, and each such option will remain covered so long as the Series is obligated thereby; and

            (2) the Series will not write options (whether on securities or securities indexes) if aggregate exercise prices of previous written outstanding options, together with the value of assets used to cover all outstanding positions, would exceed 25% of its total net assets.

Special Characteristics and Risks of Options Trading. The Series may effectively terminate its right or obligation under an option by entering into a closing transaction. If the Series wishes to terminate its obligation to purchase or sell securities under a put or a call option it has written, the Series may purchase a put or a call option of the same series (that is, an option identical in its terms to the option previously written). This is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, the Series may sell an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit the Series to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. If the Series is unable to effect a closing purchase transaction with respect to options it has acquired, the Series will have to allow the options to expire without recovering all or a portion of the option premiums paid. If the Series is unable to effect a closing purchase transaction with respect to covered options it has written, the Series will not be able to sell the underlying securities or dispose of assets used as cover until the options expire or are exercised, and the Series may experience material losses due to losses on the option transaction itself and in the covering securities.

In considering the use of options to enhance returns or for hedging purposes, particular note should be taken of the following:

            (1) The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, and general market conditions. For this reason, the successful use of options depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities markets or, in the case of index options, fluctuations in the market sector represented by the selected index.

            (2) Options normally have expiration dates of up to three years. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. The exercise price of the options may be below, equal to or above the current market value of the underlying security or index. Purchased options that expire unexercised have no value. Unless an option purchased by the Series is exercised or unless a closing transaction is effected with respect to that position, the Series will realize a loss in the amount of the premium paid and any transaction costs.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Series intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. A liquid market may be absent if: (i) there is insufficient trading interest in the option; (ii) the exchange has imposed restrictions on trading, such as trading halts, trading suspensions or daily price limits; (iii) normal exchange operations have been disrupted; or (iv) the exchange has inadequate facilities to handle current trading volume.

            (4) With certain exceptions, exchange listed options generally settle by physical delivery of the underlying security. Index options are settled exclusively in cash for the net amount, if any, by which the option is "in-the-money" (where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. If the Series writes a call option on an index, the Series will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. If the Series holds an index option and exercises it before the closing index value for that day is available, the Series runs the risk that the level of the underlying index may subsequently change.

            (5) The Series' activities in the options markets may result in a higher Series turnover rate and additional brokerage costs; however, the Series also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

Futures and Related Options Strategies. The Series may engage in futures strategies for certain non-trading bona fide hedging, risk management and portfolio management purposes.

The Series may sell securities index futures contracts in anticipation of a general market or market sector decline that could adversely affect the market value of the Series' securities holdings. To the extent that a portion of the Series' holdings correlate with a given index, the sale of futures contracts on that index could reduce the risks associated with a market decline and thus provide an alternative to the liquidation of securities positions. For example, if the Series correctly anticipates a general market decline and sells index futures to hedge against this risk, the gain in the futures position should offset some or all of the decline in the value of the Series' holdings. The Series may purchase index futures contracts if a significant market or market sector advance is anticipated. Such a purchase of a futures contract would serve as a temporary substitute for the purchase of the underlying securities, which may then be purchased, in an orderly fashion. This strategy may minimize the effect of all or part of an increase in the market price of securities that the Series intends to purchase. A rise in the price of the securities should be in part or wholly offset by gains in the futures position.

As in the case of a purchase of an index futures contract, the Series may purchase a call option on an index futures contract to hedge against a market advance in securities that the Series plans to acquire at a future date. The Series may write covered put options on index futures as a partial anticipatory hedge, and may write covered call options on index futures as a partial hedge against a decline in the prices of securities held by the Series. This is analogous to writing covered call options on securities. The Series also may purchase put options on index futures contracts. The purchase of put options on index futures contracts is analogous to the purchase of protective put options on individual securities where a level of protection is sought below which no additional economic loss would be incurred by the Series.

Futures and Related Options Guidelines. In view of the risks involved in using the futures strategies that are described above, the Series has adopted the following investment guidelines to govern its use of such strategies. The Board of Trustees may modify these guidelines without shareholder vote.

            (1) The Series will engage only in covered futures transactions, and each such transaction will remain covered so long as the Series is obligated thereby.

            (2) The Series will not write options on futures contracts if aggregate exercise prices of previously written outstanding options (whether on securities or securities indexes), together with the value of assets used to cover all outstanding futures positions, would exceed 25% of its total net assets.

Special Characteristics and Risks of Futures and Related Options Trading. No price is paid upon entering into a futures contract. Instead, upon entering into a futures contract, the Series is required to deposit with its custodian, in a segregated account in the name of the futures broker through whom the transaction is effected, an amount of cash, U.S. Government securities or other liquid instruments generally equal to 10% or less of the contract value. This amount is known as "initial margin." When writing a call or a put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not involve borrowing to finance the futures transactions. Rather, initial margin on a futures contract is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Series upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Series may be required by a futures exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures or options position varies, a process known as "marking to market." For example, when the Series purchases a contract and the value of the contract rises, the Series receives from the broker a variation margin payment equal to that increase in value. Conversely, if the value of the futures position declines, the Series is required to make a variation margin payment to the broker equal to the decline in value. Variation margin does not involve borrowing to finance the futures transaction, but rather represents a daily settlement of the Series' obligations to or from a clearing organization.

Buyers and sellers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing an offsetting contract or option. Futures contracts or options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures contracts or options.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for the Series to close a position and, in the event of adverse price movements, the Series would have to make daily cash payments of variation margin (except in the case of purchased options). However, if futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

In considering the Series' use of futures contracts and related options, particular note should be taken of the following:

            (1) Successful use by the Series of futures contracts and related options will depend upon the adviser's ability to predict movements in the direction of the securities markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not only to the current price level of the underlying securities, but also to anticipated price levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. For example, if the price of an index futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, the Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, the advantage may be partially offset by losses in the futures position. In addition, if the Series has insufficient cash, it may have to sell assets to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect a rising market. Consequently, the Series may need to sell assets at a time when such sales are disadvantageous to the Series. If the price of the futures contract moves more than the price of the underlying securities, the Series will experience either a loss or a gain on the futures contract that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

            (2) In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures position and the securities being hedged, movements in the prices of futures contracts may not correlate perfectly with movements in the prices of the hedged securities due to price distortions in the futures market. There may be several reasons unrelated to the value of the underlying securities that cause this situation to occur. First, as noted above, all participants in the futures market are subject to initial and variation margin requirements. If, to avoid meeting additional margin deposit requirements or for other reasons, investors choose to close a significant number of futures contracts through offsetting transactions, distortions in the normal price relationship between the securities and the futures markets may occur. Second, because the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, there may be increased participation by speculators in the futures market. Such speculative activity in the futures market also may cause temporary price distortions. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts over the short term. In addition, activities of large traders in both the futures and securities markets involving arbitrage and other investment strategies may result in temporary price distortions.

            (3) Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Series intends to purchase and sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Series would continue to be required to make variation margin payments.

            (4) Like options on securities, options on futures contracts have limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that such markets for all options on futures contracts will develop.

            (5) Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on futures contracts, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when the Series purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the level of the underlying index value or the securities or currencies being hedged.

            (6) As is the case with options, the Series' activities in the futures markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions. However, the Series also may save on commissions by using futures contracts or options thereon as a hedge rather than buying or selling individual securities in anticipation of, or as a result of, market movements.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

Moody's and S&P are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned by Moody's and S&P to the securities in which the Portfolio's corresponding Series may invest is discussed below. These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. The adviser attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking. However, subsequent to purchase by the Series, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Series. In that event, an adviser will consider whether it is in the best interest of the Series to continue to hold the securities.

Moody's Ratings

Corporate and Municipal Bonds.

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Corporate and Municipal Commercial Paper. The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well-established industries.

o     High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Municipal Notes. The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2" and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable-rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing. Notes rated "MIG 2" or "VMIG 2" are of high quality, with margins of protection that are ample although not so large as in the preceding group. Notes rated "MIG 3" or "VMIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well established.

S&P Ratings

Corporate and Municipal Bonds.

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay interest and repay principal.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Corporate and Municipal Commercial Paper. The "A-1" rating for corporate and municipal commercial paper indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be rated "A-1+."

Municipal Notes. The "SP-1" rating reflects a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be rated "SP-1+." The "SP-2" rating reflects a satisfactory capacity to pay principal and interest.

Fitch Ratings

Description of Fitch's highest state and municipal notes rating.

AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

F-1+ - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

PART C - OTHER INFORMATION

Item 23. Exhibits.

      Exhibit No.       Description of Exhibit
      -----------       ----------------------

            (a)  (i)    Agreement and Declaration of Trust.(1)
                 (ii)   Certificate of Trust.(1)
                 (iii)  Certificate of Amendment to Certificate of Trust dated
                        October 7, 1994.(2)
                 (iv)   Certificate of Trust dated October 20, 1998.(6)

            (b)   By-Laws.(1)

            (c)   None.

                 (i) Form of Advisory Agreement between WT Investment Trust I, on behalf of the Large Cap Core Series, Small Cap Core Series, Short/Intermediate Series, Intermediate Bond Series, Municipal Bond Series and International Multi-Manager Series, and Wilmington Trust Company.(6)
                 (ii) Form of Advisory Agreement between WT Investment Trust I, on behalf of the Prime Money Market Series, Premier Money Market Series, U.S. Government Series and the Tax Exempt Series, and Rodney Square Management Corporation.(6)
                 (iii) Form of Advisory Agreement between WT Investment Trust I, on behalf of the Large Cap Value Series, Small Cap Value Series and Mid Cap Series and Cramer Rosenthal McGlynn LLC.(6)
                 (iv) Form of Advisory Agreement between WT Investment Trust I, on behalf of the Large Cap Growth Series and Roxbury Capital Management LLC.(6)
                 (v) Form of Sub-Advisory Agreement among WT Investment Trust I, on behalf of the International Multi-Manager Series, Wilmington Trust Company and Clemente Capital, Inc.(6)
                 (vi) Form of Sub-Advisory Agreement among WT Investment Trust I, on behalf of the International Multi-Manager Series, Wilmington Trust Company and Scudder, Kemper Investments, Inc.(6)
                 (vii) Form of Sub-Advisory Agreement among WT Investment Trust I, on behalf of the International Multi-Manager Series, Wilmington Trust Company and (d) Invista Capital Management.(6)

            (e) Distribution Agreement with Provident Distributors, Inc. dated February 25, 1998.(5)

            (f)    None.

            (g)   (i)    Custody Agreement with Wilmington Trust Company.(1)
                  (ii)   Form of Sub-Custody Agreement between WT Investment
                         Trust I on behalf of the International Multi-Manager
                         Series and Bankers Trust Company.(6)

            (h)   (i)    Transfer Agency Agreement with Rodney Square Management
                         Corporation dated February 19, 1997.(3)
                  (ii)   Accounting Services Agreement with Rodney Square
                         Management Corporation dated February 19, 1997.(3)
                  (iii)  Administration Agreement with Rodney Square Management
                         Corporation dated February 19, 1997.(3)
                  (iv)   Administrative Services Agreements with Kiewit
                         Investment Management Corp. dated February 19, 1997.(3)
                  (v)    Assignment Agreement dated January 5, 1998, among the
                         Registrant, Rodney Square Management Corporation and
                         PFPC Inc. with respect to the Administration
                         Agreement.(4)
                  (vi)   Assignment Agreement dated January 5, 1998, among the
                         Registrant, Rodney Square management Corporation and
                         PFPC Inc. with respect to the Accounting Services
                         Agreement.(5)
                  (vii)  Assignment Agreement dated January 5, 1998, among the
                         Registrant, Rodney Square management Corporation and
                         PFPC Inc. with respect to the (h) (vii)Transfer Agency
                         Agreement.(5)

            (i)   Opinion of Pepper Hamilton LLP filed herewith.

            (j)   Consent of Ernst & Young LLLP filed herewith.

            (k)   Not applicable.

            (l)   Not applicable.

            (m)   (i)    Form of Plan of Distribution Pursuant to Rule 12b-1 for
                         the Roxbury Portfolios filed herewith.
                  (ii)   Form of Plan of Distribution Pursuant to Rule 12b-1 for
                         the Wilmington Portfolios filed herewith.

            (n)   Not applicable.

            (o)   (i)    Form of Plan Pursuant to Rule 18f-3 filed herewith.

(1) Previously filed with the Securities and Exchange Commission on Form N-1A on July 25, 1994 and incorporated herein by reference.

(2) Previously filed with the Securities and Exchange Commission with Pre-Effective Amendment No. 1 on Form N-1A of November 29, 1994 and is incorporated herein by reference.

(3) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 4 on Form N1-A on February 28, 1997 and incorporated herein by reference.

(4) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 2 on Form N1-A on September 30, 1996 and incorporated herein by reference.

(5) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 6 on Form N1-A on September 30, 1998 and incorporated herein by reference.

(6) Previously filed with the Securities and Exchange Commission with Post-Effective Amendment No. 8 on Form N1-A on August 12, 1999 and incorporated herein by reference.

Item 24. Persons controlled by or under common control with the Fund.

      None.

Item 25. Indemnification.

Reference is made to Article VII of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a)(1)) and to Article X of the Registrant's By-Laws (Exhibit 23(b)), which are incorporated herein by reference. Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

      "Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."

Item 26. Business and Other Connections of Investment Advisers.

(i) Wilmington Trust Company ("WTC"), a Delaware corporation, serves as investment adviser to the Large Cap Core, Small Cap Core,
      Short/Intermediate, Intermediate Bond, Municipal Bond, and International Multi Manager Series of the Fund. It currently manages large institutional accounts and collective investment funds.

The directors and principal executive officers of WTC have held the following positions of a substantial nature in the past two years:

                            Business or Other Connections of Principal Executive
Name                        Officers and Directors of WTC
--------------------------------------------------------------------------------
Carolyn S. Burger           Principal, CB Associates, Inc.; Director, PJM
                            Interconnection, L.L.C. & Rodel, Inc.

Ted T. Cecala                 Chairman and Chief Executive Officer, Wilmington
                              Trust Corporation and Wilmington Trust Company

Richard R. Collins            Retired President and Chief Operating Officer,
                              American Life Insurance Company

Charles S. Crompton, Esq.     Attorney, Partner, Potter Anderson & Corroon (law
                              firm)

H. Stewart Dunn, Jr., Esq.    Attorney, Partner, Ivins, Phillips & Barker (law
                              firm)

Edward B. du Pont             Private investor; Director, E. I. du Pont de
                              Nemours and Company, Incorporated; Retired
                              Chairman, Atlantic Aviation Corporation

R. Keith Elliott              Director, Chairman, President and Chief Executive
                              Officer, Hercules Incorporated; Director, PECO
                              Energy and Computer Task Group

Robert V.A. Harra, Jr.        President, Chief Operating Officer and Treasurer,
                              Wilmington Trust Corporation and Wilmington Trust
                              Company

Andrew B. Kirkpatrick         Of Counsel to, Morris, Nichols, Arsht & Tunnell
                              (law firm)

Rex L. Mears                  President of Ray L. Mears & Sons, Inc. (farming
                              corporation)

Walter D. Mertz               Retired Senior Vice President, Wilmington Trust
                              Corporation and Wilmington Trust Company;
                              Associate Director

Hugh E. Miller                Retired Executive, Formerly Vice Chairman, ICI
                              Americas, Inc.; was with parent Imperial Chemicals
                              Industries PLC for 20 years until 1990 including management positions in the United States and Europe; Chairman and Director, MGI PHARMA, Inc.

Stacey J. Mobley              Senior Vice President of Communications, E. I. Du
                              Pont de Nemours and Company, Incorporated

G. Burton Pearson             Retired Senior Vice President of Wilmington Trust
                              Corporation and Wilmington Trust Company;
                              Associate Director

Leonard W. Quill              Formerly Chairman and Chief Executive Officer,
                              Wilmington Trust Corporation and Wilmington Trust
                              Company

David P. Roselle              President, University of Delaware

H. Rodney Sharp, III          Retired Manager, E. I. Du Pont de Nemours and
                              Company; Director, E. I. Du Pont de Nemours and
                              Company

Thomas P. Sweeney, Esq.       Attorney, Partner, Richards, Layton & Finger (law
                              firm)

Mary Jornlin Theisen          Former New Castle County Executive

Robert W. Tunnell, Jr.        Managing Partner of Tunnell Companies, L.P., owner
                              and developer of real estate

(ii) Rodney Square Management Corporation ("RSMC"), a Delaware corporation, serves as investment adviser to the Prime Money Market, U.S. Government, Tax Exempt and Premier Money Market Series of the Fund. RSMC is a wholly owned subsidiary of Wilmington Trust Company, also a Delaware corporation, which in turn is wholly owned by Wilmington Trust Corporation. Information as to the officers and directors of RSMC is included in its Form ADV filed on March 11, 1987, and most recently supplemented on March 3, 1999, with the Securities and Exchange Commission File No. 801-22071 and is incorporated by reference herein.

(iii) Cramer Rosenthal McGlynn LLC ("CRM") serves as investment adviser to the Large Cap Value, Small Cap Value and Mid Cap Value Series of the Fund. Information as to the officers and directors of CRM is included in its Form ADV filed with the Securities and Exchange Commission and most recently supplemented on March 26, 1999. The Form ADV, File No. 801-55244 is incorporated by reference herein.

(iv) Roxbury Capital Management LLC ("Roxbury") serves as investment advisor to the Large Cap Growth Series of the Fund. Information as to the officers and directors of Roxbury is included in its Form ADV filed with the Securities and Exchange Commission and most recently supplemented on April 12, 1999. The Form ADV, File No. 801-55521 is incorporated by reference.

Item 27 Principal Underwriter. Investment companies for which Provident Distributors, Inc. also serves as principal underwriter:

      (a)   Time Horizon Funds
            Pacific Innovations Trust
            International Dollar Reserve Fund I, Ltd.
            Provident Institutional Funds Trust
            Columbia Common Stock Fund, Inc.
            Columbia Growth Fund, Inc.
            Columbia International Stock Fund, Inc.
            Columbia Special Fund, Inc.
            Columbia Small Cap Fund, Inc.
            Columbia Real Estate Equity Fund, Inc.
            Columbia Balanced Fund, Inc.
            Columbia Daily Income Company
            Columbia U.S. Government Securities Fund, Inc.
            Columbia Fixed Income Securities Fund, Inc.
            Columbia Municipal Bond Fund, Inc.
            Columbia High Yield Fund, Inc.
            Columbia National Municipal Bond Fund, Inc.
            Kalmar Pooled Investment Trust
            The RBB Fund, Inc.
            Robertson Stephens Investment Trust

            HT Insight Funds, Inc.
            Harris Insight Funds Trust
            Hilliard-Lyons Government Fund, Inc.
            Hilliard-Lyons Growth Fund, Inc.

            The BlackRock Funds, Inc. (Distributed by BlackRock Distributors, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

            The OFFITBANK Investment Fund, Inc. (Distributed by OFFIT Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

            The OFFITBANK Variable Insurance Fund, Inc. (Distributed by OFFIT Funds Distributor, Inc. a wholly owned subsidiary of Provident Distributors, Inc.)

      (b) Reference is made to the caption "Distribution Arrangements" in the Prospectuses constituting Part A of this Registration Statement. The information required by this Item 27 with respect to each director of the underwriter is incorporated by reference to the Form BD filed by the Underwriter with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended under the File Number indicated:

            Provident Distributors Inc.          SEC File No. 8-46564

Item 28. Locations of Accounts and Records

All accounts and records are maintained by the Registrant, or on its behalf by the Fund's administrator, transfer agent, dividend paying agent and accounting services agent, PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

Item 29. Management Services.

There are no management-related service contracts not discussed in Part A or Part B.

Item 30. Undertakings.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 9 to its Registrations Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 9 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wilmington, state of Delaware on the 29 day of October, 1999.

                                        WT MUTUAL FUND


                                        BY:/s/ Robert J. Christian, President
                                           --------------------------------
                                           Robert J. Christian, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                        Date
---------                                   -----                        ----
/s/ Robert J. Christian              Trustee, President            October 29, 1999
------------------------
Robert J. Christian

/s/ John J. Quindlen                       Trustee                 October 29, 1999
------------------------
John J. Quindlen

/s/ Robert H. Arnold                       Trustee                 October 29, 1999
------------------------
Robert H. Arnold

/s/ Nicholas A. Giordano                   Trustee                 October 29, 1999
------------------------
Nicholas A. Giordano

/s/ Pat Colletti                  Vice President, Treasurer        October 29, 1999
------------------------
Pat Colletti

EXHIBIT NO.          EXHIBIT INDEX
-----------          --------------

23 (i)  Opinion of Pepper Hamilton LLP herewith.
23 (j)  Consent of Ernst & Young LLP filed herewith.
23 (m)  (i)  Form of Plan of Distribution Pursuant to Rule 12b-1 for the Roxbury
             Portfolios filed herewith.
        (ii) Form of Plan of Distribution Pursuant to Rule 12b-1 for the Wilmington Portfolios filed herewith.
23 (o)  (i)  Form of Plan Pursuant to Rule 18f-3 filed herewith.